UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material under §240.14a-12
JANUS HENDERSON GROUP PLC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☐
No fee required

☒
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 11, 2026
Dear Fellow Shareholder:
On behalf of the board of directors, I cordially invite you to attend an extraordinary general meeting (the “special meeting”) of shareholders of Janus Henderson Group plc, a public company limited by shares incorporated in Jersey (“Janus Henderson” or the “Company”). The special meeting will be held on April 16, 2026, at 9:00 a.m. Denver time. The special meeting can be accessed by attending in person. You may vote your shares in advance of the special meeting by internet, telephone, or mail pursuant to the instructions on the enclosed WHITE proxy card or voting instruction form.
On December 21, 2025, the Company entered into an Agreement and Plan of Merger (as amended or supplemented from time to time, the “merger agreement”) with Jupiter Company Limited (“Parent”), a private limited company incorporated in Jersey, and Jupiter Merger Sub Limited (“Merger Sub”), a private limited company incorporated in Jersey and a wholly owned subsidiary of Parent, providing for, subject to the satisfaction or waiver of specified conditions, the acquisition of the Company by Parent at a price of $49.00 per share in cash, without interest. Subject to the terms and conditions of the merger agreement, Merger Sub will be merged with and into the Company (the “merger”), in accordance with the Companies (Jersey) Law 1991 (as amended, modified, or re-enacted from time to time, the “Companies Law”), with the Company surviving the merger as a wholly owned subsidiary of Parent. Parent was formed by funds associated with Trian Fund Management, L.P., a Delaware limited partnership (“Trian”), solely for the purpose of engaging in the transactions contemplated by the merger agreement. Immediately prior to the effective time of the merger (the “Effective Time”), Parent will be owned by, among others, funds associated with Trian and funds associated with General Catalyst Group Management, LLC, a Delaware limited liability company (“General Catalyst”). Trian Partners AM Holdco II, Ltd., a Cayman Islands exempted company with limited liability and affiliate of Trian (the “Trian Shareholder”), owned, as of the measurement date (as defined below), approximately 20.7% of the issued and outstanding ordinary shares of Company, par value $1.50 per share (the “Shares” and each, a “Share”).
At the special meeting, the Company will ask you to consider and vote on: (i) a proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger; (ii) a proposal to adjourn the special meeting to a later date or time as determined by the chair of the special meeting, if necessary, in order to solicit additional proxies (including soliciting proxies from shareholders that have previously returned properly signed proxies voting against the approval and adoption of the merger and the transactions contemplated by the merger agreement, including the merger) to approve the aforementioned proposal regarding the merger agreement (the “adjournment proposal”); and (iii) an advisory and non-binding proposal to approve certain compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger (the “non-binding compensation advisory proposal”).
Regardless of whether you plan to attend the special meeting, we encourage you to vote your shares by mail, by telephone or through the internet following the procedures outlined below.
If the merger is approved by the Company’s shareholders and all other conditions to the closing of the merger are either satisfied or waived, at the Effective Time, each Share issued and outstanding immediately prior to the Effective Time (other than Shares directly owned and held by Parent, Merger Sub (including Shares transferred by the Trian Shareholder, directly or indirectly, to Parent immediately prior to the Effective Time), the Company or any of their respective subsidiaries (other than shares held by the Company or its subsidiaries on behalf of third parties)) will be cancelled and automatically converted into the right to receive $49.00 per share in cash, without interest.
The proxy statement accompanying this letter provides you with more specific information concerning the special meeting, the merger agreement and the transactions contemplated by the merger agreement, including the merger. We encourage you to carefully read the accompanying proxy statement, including the copy of the merger agreement attached as Annex A to the proxy statement as well as documents referred to or incorporated by reference in the proxy statement, including the related Schedule 13E-3, as these documents set forth other important information related to the Company and the transactions contemplated by the merger agreement. You may also obtain additional information about the Company from other documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”).
On October 28, 2025, the board of directors of the Company (the “Board”) formed a special committee (the “Special Committee”), comprised solely of disinterested members of the Board who were determined by the Board to be independent of Trian and General Catalyst to among other things, explore strategic transactions outside of the ordinary course of business and review, evaluate and negotiate the merger agreement and the transactions contemplated thereby together with its own independent legal and financial advisors, and take all other actions that are, in the opinion of the Special Committee, necessary or desirable in connection with its authority. As more fully described in the proxy statement, the Special Committee, with the assistance of its own independent financial and legal advisors and, where appropriate, the Company’s management and the Company’s outside legal advisor, evaluated and negotiated the merger agreement and the other agreements and transactions contemplated therein, including the merger and evaluated other strategic alternatives for the Company. The Special Committee ultimately unanimously (i) determined that the merger agreement and the transactions contemplated by the merger agreement (including the merger) are in the best interests of the Company and (ii) recommended that the Board (A) resolve as required by Article 127E(1) of the Companies Law in the opinion of the directors voting for the resolution, that the merger agreement and the transactions contemplated by the merger agreement (including the merger) are in the best interests of the Company; (B) approve, adopt and declare advisable the merger agreement and the transactions contemplated by the merger agreement (including the merger); (C) direct that the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement (including the merger) be submitted to a vote at a meeting of the Company’s shareholders; (D) recommend the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement (including the merger) by the Company’s shareholders pursuant to Article 127F(1) of the Companies Law; and (E) approve, adopt and declare advisable the Voting and Rollover Agreement and the limited guarantees (each, as defined in the Proxy Statement).
The Board, other than certain directors recusing themselves in accordance with applicable law, carefully reviewed and considered the terms and conditions of the merger agreement and the transactions contemplated by the merger agreement, including the merger and also considered the unanimous recommendation of the Special Committee and such other matters as it considered necessary or appropriate. By a unanimous vote, the Board (other than those directors recusing themselves in accordance with applicable law) (i) resolved as required by Article 127E(1) of the Companies Law in the opinion of the directors voting for the resolution, that the merger agreement and the transactions contemplated thereby (including the merger) are in the best interests of the Company, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby (including the merger), (iii) directed that the approval and adoption of the merger agreement (including the merger) be submitted to a vote at a meeting of the Company’s shareholders, (iv) recommended the approval and adoption of the merger agreement (including the merger) by the Company’s shareholders pursuant to Article 127F(1) of the Companies Law and (v) approved, adopted and declared advisable the Voting and Rollover Agreement and the limited guarantees (each, as defined herein). Accordingly, based, in part, on the unanimous recommendation of the Special Committee, the members of the Board that approved the merger unanimously recommend that you vote (i) “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger; (ii) “FOR” the proposal to adjourn the special meeting to a later date or time as determined by the chair of the special meeting, if necessary, to solicit additional proxies to approve the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger; and (iii) “FOR” the proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger.
Your vote is important. Whether or not you plan to attend the special meeting and regardless of the number of Shares you own, your vote on the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, the proposal to adjourn the special meeting, and the proposal regarding certain merger-related executive compensation arrangements, is important, and we encourage you to vote promptly. The merger cannot be completed unless the merger agreement and the transactions contemplated by the merger agreement, including the merger, are approved by special resolution. This means that, for the resolution to approve and adopt the merger agreement and the transactions contemplated thereby to be passed, at least two-thirds (2/3) of the total number of votes cast at the special meeting must be cast in favor of such resolution. The proposal to adjourn the special meeting to a later date or time as determined by the chair of the special meeting, if necessary, to solicit additional proxies, is proposed as an ordinary resolution, which means that for such resolution to be passed, more than one-half (1/2) of votes cast at the special meeting must be cast in favor of such resolution. The approval, by a non-binding advisory vote, of the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger is proposed as an ordinary resolution, which means that for such resolution to be passed, more than one-half (1/2) of the votes cast must be cast in favor of such resolution.
After reading the accompanying proxy statement, including the copy of the merger agreement attached as Annex A to the proxy statement as well as documents referred to or incorporated by reference in the proxy statement, including the related Schedule 13E-3, please make sure to vote your Shares promptly (1) by telephone by following the instructions on the enclosed WHITE proxy card; (2) through the internet by following the instructions on the enclosed WHITE proxy card; or (3) by completing, signing and dating the enclosed WHITE proxy card and returning it in the prepaid envelope provided. Instructions regarding all three methods of voting are provided on the enclosed WHITE proxy card. If you hold your Shares through an account with a bank, broker, trust or other nominee, you are considered the beneficial owner of Shares held in “street name” and should follow the instructions you receive from your bank, broker, trust or other nominee to vote your Shares. Unless you give your bank, broker, trust or other nominee instructions on how to vote your Shares, your bank, broker, trust or other nominee will not be able to vote your Shares at the special meeting. U.K. DI Holders (as defined in the proxy statement) must provide voting instructions pursuant to special procedures described in the proxy statement. To facilitate timely receipt of your proxy, we encourage you to vote via the internet or telephone (if such voting methods are available to you) by following the instructions on the enclosed WHITE proxy card promptly.
Completion of the merger is subject to the satisfaction or waiver of certain conditions set forth in the merger agreement. The proposed merger is a “going private transaction” under the rules of the Securities and Exchange Commission. If the merger is completed, Janus Henderson will become a privately held company, wholly owned by Parent, and its Shares will be delisted from the New York Stock Exchange and deregistered under the Exchange Act, as promptly as practicable following the Effective Time.
If you have any questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed WHITE proxy card or voting instructions, please call our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Shareholders may call toll-free at (877) 800-5192
Banks and brokers may call collect: (212) 750-5833
Your support of and interest in Janus Henderson is sincerely appreciated.
John Cassaday
Chairman
Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved the merger and the other transactions contemplated by the merger agreement, passed upon the merits or fairness of the merger and the other transactions contemplated by the merger agreement or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated March 11, 2026 and is first being mailed to Janus Henderson’s shareholders on or about March 12, 2026.

JANUS HENDERSON GROUP PLC
151 Detroit Street
Denver, CO 80206

NOTICE OF EXTRAORDINARY GENERAL MEETING

To Be Held on April 16, 2026
To the Shareholders of Janus Henderson Group plc:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “special meeting”) of Janus Henderson Group plc, a public company limited by shares incorporated in Jersey (“Janus Henderson” or the “Company”), will be held at 9:00 a.m. Denver time on April 16, 2026, at 151 Detroit Street, Denver, Colorado 80206. The purpose of holding the special meeting is to consider and, if thought fit, to pass the following resolutions as ordinary and special resolutions of Janus Henderson (as the case may be, as indicated below):
SPECIAL RESOLUTION
1.
RESOLVED, THAT the Agreement and Plan of Merger, dated December 21, 2025, by and among the Company, Jupiter Company Limited, a private limited company incorporated in Jersey (“Parent”) and Jupiter Merger Sub Limited (“Merger Sub”) a private limited company incorporated in Jersey and a wholly owned subsidiary of Parent (as amended or supplemented from time to time, the “merger agreement”) and that states, among other things, the terms and means of effecting a merger of the Company and Merger Sub, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “merger”) under Part 18B (Mergers) of the Companies (Jersey) Law 1991 (as amended, modified, or re-enacted from time to time, the “Companies Law”) and the transactions contemplated thereby, including the merger and, subject to completion of the merger, the resulting change in status of the Company for the purposes of the Companies Law to a “private company” and in connection therewith, the alteration of the memorandum of association of the Company and, the change of the Company’s name from “Janus Henderson Group plc” to “Janus Henderson Group Ltd.” in satisfaction of the requirements of Articles 13 and 14 of the Companies Law, be and are hereby approved and adopted for all purposes, including (without limitation) for the purposes of Article 127F(1) of the Companies Law and the directors of the Company (or a duly authorized committee thereof) be and are authorized to take all such action as they may consider necessary, or desirable for the implementation of the merger pursuant to the terms and subject to the conditions contained in the merger agreement (“Resolution 1”).

ORDINARY RESOLUTIONS
2.
RESOLVED, THAT if and to the extent that at the time of the special meeting there are insufficient votes to approve and adopt Resolution 1 (including as a result of failure to achieve a quorum), the special meeting be adjourned to a later date or time, as determined by the chair of the special meeting, in order to continue to solicit additional proxies (including to solicit proxies from shareholders that have previously returned properly signed proxies voting against Resolution 1).

3.
RESOLVED, THAT on an advisory, non-binding basis, the compensation that may be paid or become payable to the named executive officers of the Company that is based on or otherwise relates to the merger, as disclosed in the proxy statement pursuant to Item 402(t) of Regulation S-K under the heading “Special Factors — Interests of Directors and Executive Officers in the Merger,” beginning on page 63 (which disclosure includes the Golden Parachute Compensation Table required pursuant to Item 402(t) of Regulation S-K) be hereby approved.

Shareholders of record at the close of business on March 9, 2026 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. You may vote your shares by internet, telephone, or mail pursuant to the instructions on the enclosed WHITE proxy card or voting instruction form.

For more information concerning the special meeting, the merger agreement, the merger and the other transactions contemplated by the merger agreement, please review the accompanying proxy statement, including the copy of the merger agreement attached as Annex A to the proxy statement as well as documents referred to or incorporated by reference in the proxy statement, including the related Schedule 13E-3, as these documents set forth other important information related to the Company and the transactions contemplated by the merger agreement. You may also obtain additional information about the Company from other documents filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”).
The special committee (the “Special Committee”) comprised solely of independent, disinterested directors who were determined by the Board to be independent of Trian and General Catalyst unanimously (i) determined that the merger agreement and the transactions contemplated by the merger agreement (including the merger) are in the best interests of the Company and (ii) recommended that the Board (A) resolve as required by Article 127E(1) of the Companies Law in the opinion of the directors voting for the resolution, that the merger agreement and the transactions contemplated by the merger agreement (including the merger) are in the best interests of the Company; (B) approve, adopt and declare advisable the merger agreement and the transactions contemplated by the merger agreement (including the merger); (C) direct that the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement (including the merger) be submitted to a vote at a meeting of the Company’s shareholders; (D) recommend the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement (including the merger) by the Company’s shareholders pursuant to Article 127F(1) of the Companies Law; and (E) approve, adopt and declare advisable the Voting and Rollover Agreement and the limited guarantees (each, as defined in the Proxy Statement).
The board of directors of the Company (the “Board”), other than certain directors recusing themselves in accordance with applicable law, carefully reviewed and considered the terms and conditions of the merger agreement and the transactions contemplated by the merger agreement, including the merger and also considered the unanimous recommendation of the Special Committee and such other matters as it considered necessary or appropriate. By a unanimous vote, the Board (other than those directors recusing themselves in accordance with applicable law) (i) resolved as required by Article 127E(1) of the Companies Law in the opinion of the directors voting for the resolution, that the merger agreement and the transactions contemplated thereby (including the merger) are in the best interests of the Company, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby (including the merger), (iii) directed that the approval and adoption of the merger agreement (including the merger) be submitted to a vote at a meeting of the Company’s shareholders, (iv) recommended the approval and adoption of the merger agreement (including the merger) by the Company’s shareholders pursuant to Article 127F(1) of the Companies Law and (v) approved, adopted and declared advisable the Voting and Rollover Agreement and the limited guarantees (each, as defined herein).
A member of the Company who is entitled to attend and vote at the special meeting is entitled to one or more proxies to attend, speak and vote on behalf of the member. A proxy need not also be a member.
Based in part on the unanimous recommendation of the Special Committee, the members of the Board that approved the merger unanimously recommend that at the special meeting you vote (i) “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, (ii) “FOR” the proposal to adjourn the special meeting, if determined to be necessary by the chair of the special meeting, to solicit additional proxies and (iii) “FOR” the proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger.
The proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, is proposed as a special resolution, which means that for this resolution to be passed, at least two-thirds (2/3) of the total number of votes cast at the special meeting must be cast in favor of such resolution. The proposal to adjourn the special meeting, if determined to be necessary by the chair of the special meeting, to solicit additional proxies, is proposed as an ordinary resolution, which means that for this resolution to be passed, more than one-half (1/2) of votes cast at the special meeting must be cast in favor of this resolution. The approval, by a non-binding advisory vote, of the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger is proposed as an ordinary resolution, which means that for this resolution to be passed, more than one-half (1/2) of the votes cast must be cast in favor of such resolution.
Note that if at least two-thirds (2/3) of the total votes cast at the special meeting are in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated thereby, including the merger, the proposal to adjourn the special meeting, if necessary to solicit additional proxies, shall not be put to the meeting as such proposal would be rendered ineffective.
To assure that your Shares are represented at the special meeting, regardless of whether you plan to attend the special meeting, please vote by telephone or through the internet by following the instructions set forth on the enclosed WHITE proxy card. Alternatively, you can complete, sign and mail the enclosed WHITE proxy card in the postage-paid envelope provided as soon as possible. Instructions regarding each of the methods of voting are provided on the enclosed WHITE proxy card. To facilitate timely receipt of your proxy, we encourage you to vote via the internet or telephone (if such voting methods are available to you) by following the instructions on the enclosed WHITE proxy card promptly. If you are voting by telephone or through the internet, then your voting instructions must be received by 11:59 p.m. Denver time on the day before the special meeting. Your proxy is being solicited by the Board. If you are submitting a proxy by mail you should complete, sign and date the WHITE proxy card and return it so that it is received in advance of the special meeting. WHITE proxy cards submitted by mail must be received before polls close at the special meeting for your Shares to be voted.
If you are a holder (a “U.K. DI Holder”) of Janus Henderson Group plc U.K. Depositary Interests (“U.K. DIs”), whether through CREST or the Janus Henderson Corporate Sponsored Nominee Facility (“CSN”), you need to vote by providing voting instructions to the depositary of the U.K. DIs, Computershare Investor Services PLC (the “Depositary”) in the manner further described in the proxy statement. U.K. DIs are held through two different systems, CREST or CSN. If you held a U.K. DI in either system as of 5:00 p.m. London time on March 9, 2026 (or, if the special meeting is adjourned, on such other date as is communicated to U.K. DI Holders), you are entitled to provide voting instructions in respect of the number of U.K. DIs registered in your name at that time. However, if you are a holder of U.K. DIs, you must provide your voting instructions earlier than record holders of the Company, and prior to the dates and times which are described in the proxy statement. If you are a U.K. DI Holder and you wish to attend the meeting in person and vote your shares at the meeting, you will need to follow the additional procedures described in the proxy statement.
If you are a beneficial owner, please check with your broker, bank, or other nominee, as applicable, and carefully follow the voting procedures provided to you.
If you have any questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed WHITE proxy card or voting instructions, please call our proxy solicitor, Innisfree M&A Incorporated (“Innisfree”). Shareholders may call toll-free at (877) 800-5192. Banks and brokers may call collect at (212) 750-5833.
Your vote is very important. Whether or not you plan to attend the special meeting, please vote by telephone or via the internet by following the instructions set forth on the enclosed WHITE proxy card. You may also vote by completing, signing and dating the enclosed WHITE proxy card and returning it by mail in the postage-paid envelope provided. If you are a record holder and you do not return your properly executed WHITE proxy card, vote by telephone or via the internet, or if you are a beneficial owner and you do not specifically instruct your bank, broker or other nominee how to vote any Shares held for you in “street name,” your Shares will not be voted at the special meeting.
By Order of the Board of Directors,
Michelle Rosenberg
Chief Administrative Officer, General Counsel and
Company Secretary
March 11, 2026
Please Vote — Your Vote is Important

Page
SUMMARY TERM SHEET	1
The Parties	1
The Merger	2
The Special Meeting	2
Shareholders Entitled to Vote; Vote Required to Approve the Merger and the Other Transactions Contemplated by the Merger Agreement	2
How to Vote	3
Recommendation of the Special Committee; Recommendation of the Board; Reasons for Recommending the Approval and Adoption of the Merger Agreement and the Transactions Contemplated by the Merger Agreement	4
Opinion of Goldman Sachs & Co. LLC	5
Reasons of the Buyers for the Merger; Position of the Buyer Filing Parties as to the Fairness of the Merger	6
Consequences If the Merger Is Not Completed	6
Treatment of Outstanding Equity Awards	6
Interests of Directors and Executive Officers in the Merger	8
Intent of Janus Henderson’s Directors and Executive Officers to Vote in Favor of the Merger	8
Intent of Certain Shareholders to Vote in Favor of the Merger	8
Conditions to the Merger	8
Regulatory Approvals Required for the Merger	9
Financing	10
Limited Guarantee	10
Restriction on Solicitation of Competing Proposals	11
Termination of the Merger Agreement	11
Termination Fees	13
Right to Object	13
U.K. Tax Considerations	13
U.S. Federal Income Tax Considerations for U.S. Holders	14
Voting and Rollover Agreement	14
Litigation Relating to the Merger	14
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER	15
SPECIAL FACTORS	25
The Merger	25
Background of the Merger	25
Reasons for the Merger; Recommendation of the Special Committee and the Company’s Board of Directors	38
Unaudited Prospective Financial Information	46
Opinion of Goldman Sachs & Co. LLC	49
Reasons of the Buyers for the Merger	58
Position of the Buyer Filing Parties as to the Fairness of the Merger	59
Plans for the Company After the Merger	62
Interests of Directors and Executive Officers in the Merger	63
Intent of Janus Henderson’s Directors and Executive Officers to Vote in Favor of the Merger	69
Intent of Certain Shareholders to Vote in Favor of the Merger	70

i

ii

iii

SUMMARY TERM SHEET
This summary highlights certain information in this proxy statement but may not contain all of the information that may be important to you. You should carefully read the entire proxy statement, the attached Annexes and the other documents to which this proxy statement refers you, as well as the related Schedule 13E-3 for a more complete understanding of the matters being considered at the special meeting. In addition, this proxy statement incorporates by reference important business and financial information about Janus Henderson Group plc. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section entitled “Where You Can Find More Information.” Unless the context otherwise indicates, we refer to Janus Henderson Group plc as “Janus Henderson” the “Company,” “we,” “us” or “our.”
Since the transactions contemplated by the merger agreement, including the merger, constitute a “going-private” transaction under the rules of the U.S. Securities and Exchange Commission (the “SEC”), the Company and the Buyer Filing Parties (as defined below) have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the transactions contemplated by the merger agreement, including the merger. You may obtain any additional information about the Schedule 13E-3 under the caption “Where You Can Find More Information.”
The Parties (see page 82)
Janus Henderson
Janus Henderson, a company incorporated in Jersey, is an independent global asset manager, specializing in investment management across all major asset classes. Janus Henderson’s mission is to help clients define and achieve superior financial outcomes through differentiated insights, disciplined investments and world-class service. As of December 31, 2025, Janus Henderson had approximately $493 billion in assets under management, more than 2,000 employees, and offices in 25 cities worldwide. The firm helps millions of people globally invest in a brighter future together. Janus Henderson’s principal executive offices are located at 201 Bishopsgate, London EC2M 3AE, United Kingdom (“U.K.”), and our telephone number is +44 (0) 20 7818 1818.
Parent
Jupiter Company Limited, a private limited company incorporated in Jersey ( “Parent”), is a holding company formed on December 17, 2025 by funds associated with Trian Fund Management, L.P., a Delaware limited partnership (“Trian”), solely for the purpose of engaging in the transactions contemplated by the merger agreement (as defined below). Immediately prior to the Effective Time (as defined below), Parent will be owned by funds associated with Trian and funds associated with General Catalyst Group Management, LLC, a Delaware limited liability company (“General Catalyst”), among others. Parent has not conducted any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with its acquisition of Janus Henderson. Parent’s principal business address is c/o Trian Fund Management, L.P., 280 Park Avenue, 41st Floor, New York, NY 10017. The telephone number at the principal office is (212) 451-3000.
Merger Sub
Parent formed Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly owned subsidiary of Parent (“Merger Sub”), on December 17, 2025, solely for the purpose of engaging in the transactions contemplated by the merger agreement (as defined below). Merger Sub has not conducted any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with Parent’s acquisition of Janus Henderson. Merger Sub’s principal business address is c/o Trian Fund Management, L.P., 280 Park Avenue, 41st Floor, New York, NY 10017. The telephone number at the principal office is (212) 451-3000.
Trian
Founded in 2005, Trian is a multi-billion dollar investment management firm. Trian is a highly engaged shareholder, bringing an entrepreneurial spirit, deep operational expertise, and an ownership mentality to its public and private investments. Leveraging the fifty-plus (50+) years’ operating experience of its Founding Partners, Nelson Peltz and Peter May, Trian seeks to invest in high quality companies with untapped potential. Trian works collaboratively with management teams and boards to help companies execute operational and strategic initiatives designed to drive long-term shareholder value. As of the measurement date (as defined below), Trian Partners AM Holdco II, Ltd., a Cayman Islands exempted company with limited liability and affiliate of Trian (the “Trian Shareholder”), beneficially owned approximately 20.7% of the Shares outstanding.
General Catalyst
General Catalyst is a global investment and transformation company that partners with the world’s most ambitious entrepreneurs to drive resilience and applied AI. General Catalyst supports founders with a long-term view who challenge the status quo, partnering with them from seed to growth stage and beyond. With offices in San Francisco, New York City, Boston, Berlin, Bangalore and London, the company has supported the growth of 800+ businesses.
The Merger (see page 2)
On December 21, 2025, Janus Henderson, Parent and Merger Sub entered into an Agreement and Plan of Merger (as amended or supplemented from time to time, the “merger agreement”). Under the terms of the merger agreement, subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into Janus Henderson (the “merger”). Janus Henderson will survive the merger as a wholly owned subsidiary of Parent (the “Surviving Company”).
Upon completion of the merger, each ordinary share of Janus Henderson, par value $1.50 per share (the “Shares” and each, a “Share”), issued and outstanding immediately prior to the effective time of the merger (the “Effective Time”) (other than Shares directly owned and held by Parent, Merger Sub (including Shares transferred by the Trian Shareholder, directly or indirectly, to Parent immediately prior to the Effective Time), Janus Henderson or any of their respective subsidiaries (other than shares held by Janus Henderson or its subsidiaries on behalf of third parties) (collectively, the “Excluded Shares”)) will cease to be issued and outstanding, will be cancelled and will cease to exist, and each certificate formerly representing any of the Shares and each book-entry account formerly representing any uncertificated Shares (other than, in each case, Excluded Shares) will thereafter represent only the right to receive $49.00 per share in cash, without interest.
Following the completion of the merger, Janus Henderson will cease to be a publicly traded company and the Surviving Company will become a wholly owned subsidiary of Parent. In addition, the Shares will no longer be traded on the NYSE or any other public market, and the registration of the Shares under the Exchange Act will be terminated.
The Special Meeting (see page 83)
An extraordinary general meeting (the “special meeting”) of our shareholders will be held on April 16, 2026, at 9:00 a.m. Denver time. The special meeting can be attended in person. At the special meeting, you will be asked to, among other things, vote for the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger. See the section entitled “The Special Meeting,” beginning on page 83, for additional information on the special meeting, including how to vote your Shares.
Shareholders Entitled to Vote; Vote Required to Approve the Merger and the Other Transactions Contemplated by the Merger Agreement (see page 38)
You may vote at the special meeting if you were a holder of record of Shares as of the close of business on March 9, 2026, which is the record date for the special meeting (the “record date”). You will be entitled to one (1) vote for each Share that you owned on the record date.
If you are a holder (a “U.K. DI Holder”) of Janus Henderson Group plc U.K. Depositary Interests (“U.K. DIs”), your holding represents an entitlement to vote your underlying Shares if you held Shares in either of relevant systems through which U.K. DIs are held, CREST or the Janus Henderson Corporate Sponsored Nominee Facility (“CSN”), as of 5:00 p.m. London time on March 9, 2026 (or, if the special meeting is adjourned, on such other date as is communicated to U.K. DI Holders). You shall be entitled to provide voting instructions to the depositary, Computershare Investor Services PLC (the “Depositary”), in respect of the number of U.K. DIs registered in your name at that time above. Changes to entries in CREST or CSN after that time shall be disregarded in determining the rights of any UK DI Holders to provide voting instructions to the Depositary in regard to the special meeting.
As of the record date, there were 154,075,608 Shares issued and outstanding and entitled to vote at the special meeting. The approval and adoption of the merger agreement and the transactions contemplated by the merger agreement, including the merger, requires approval by special resolution. This means that, for this resolution to be passed, at least two-thirds (2/3) of the total number of votes cast at the special meeting must be cast in favor of this resolution. The transaction has not been structured to require the approval of a majority of the Company’s “unaffiliated security holders,” as such term is defined under Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act” and such holders, the “unaffiliated security holders”). Such an approval is not required under Jersey law and the Special Committee did not consider it necessary in light of the various procedural safeguards that have been adopted, as described herein, including that at least two-thirds (2/3) of the total number of votes cast at the special meeting must be cast in favor of approval and adoption of the merger agreement and the transactions contemplated by the merger agreement.
How to Vote (see page 85)
Shareholders of record have a choice of voting in person at the special meeting or by authorizing a proxy in advance of the special meeting by (1) calling the toll-free telephone number set forth on the enclosed WHITE proxy card and following the instructions, (2) through the internet by following the instructions set forth on the enclosed WHITE proxy card or (3) completing, dating and signing the enclosed WHITE proxy card and returning it by mail in the prepaid envelope provided. Please refer to your WHITE proxy card or the information forwarded to you by your bank, broker, trust or other nominee to see which options are available to you. To facilitate timely receipt of your proxy, we encourage you to vote via the internet or telephone (if such voting methods are available to you) by following the instructions on the enclosed WHITE proxy card promptly. The telephone and internet voting facilities for shareholders of record will close at 11:59 p.m. Denver time on the day before the special meeting. If you are submitting a proxy by mail you should complete, sign and date the WHITE proxy card and return it so that it is received in advance of the special meeting. WHITE proxy cards submitted by mail must be received before polls close at the special meeting for your Shares to be voted.
Any shareholder can attend the special meeting in person. The special meeting starts at 9:00 a.m. Denver time.
If you wish to vote by proxy and your Shares are held in “street name” by a bank, broker, trust or other nominee, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee. Unless you give your bank, broker, trust or other nominee instructions on how to vote your Shares, your bank, broker, trust or other nominee will not be able to vote your Shares at the special meeting. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee.
If you are a U.K. DI Holder, you may vote by instructing the depositary of the U.K. DIs, Computershare Investor Services PLC by any of the methods starting on page 86 of the proxy statement. U.K. DIs are held through two different systems, CREST or CSN. However, if you are a holder of U.K. DIs in either system, you must provide your voting instructions earlier than record holders of the Company. The deadline for each potential method of submitting your vote is also set forth starting on page 85 of the proxy statement. If you are a U.K. DI Holder and you wish to attend the meeting in person and vote your Shares at the meeting, you must inform the Depositary at csnditeam@computershare.co.uk by 9:00 a.m. London time on April 9, 2026 if you hold your U.K. DIs through CSN or April 10, 2026 if you hold your U.K. DIs through CREST. The Depositary will provide a Letter of Representation with respect to the relevant U.K. DI Holder that will enable such UK DI Holder, or a representative thereof, to attend, ask questions and vote the Shares underlying the U.K. DIs at the special meeting on the Depositary’s behalf. The completed Letter of Representation must be brought to the special meeting to gain access to the meeting.
YOU SHOULD NOT SEND IN YOUR STOCK CERTIFICATE(S) WITH YOUR WHITE PROXY CARD. If the merger is completed, a letter of transmittal with instructions for the surrender of certificates representing Shares will be mailed to shareholders shortly after the merger is completed.
For additional information regarding the procedure for authorizing your proxy, see the sections entitled “The Special Meeting — How to Vote,” beginning on page 85, and “The Special Meeting — Solicitation of Proxies,” beginning on page 88. If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed WHITE proxy card or voting instructions, please call our proxy solicitor, Innisfree M&A Incorporated (“Innisfree”). Shareholders may call toll-free at (877) 800-5192. Banks and brokers may call collect at (212) 750-5833.
Recommendation of the Special Committee; Recommendation of the Board; Reasons for Recommending the Approval and Adoption of the Merger Agreement and the Transactions Contemplated by the Merger Agreement, Including the Merger (see page 38)
On October 28, 2025, the board of directors of Janus Henderson (the “Board”) formed a special committee (the “Special Committee”), comprised solely of disinterested members of the Board who were determined by the Board to be independent of Trian and General Catalyst to among other things, explore strategic transactions outside of the ordinary course of business and review, evaluate and negotiate the merger agreement and the transactions contemplated thereby together with its own independent legal and financial advisors, and take all other actions that are, in the opinion of the Special Committee, necessary or desirable in connection with its authority. The Special Committee ultimately unanimously (i) determined that the merger agreement and the transactions contemplated by the merger agreement (including the merger) are in the best interests of the Company and (ii) recommended that the Board (A) resolve as required by Article 127E(1) of the Companies Law in the opinion of the directors voting for the resolution, that the merger agreement and the transactions contemplated by the merger agreement (including the merger) are in the best interests of the Company; (B) approve, adopt and declare advisable the merger agreement and the transactions contemplated by the merger agreement (including the merger); (C) direct that the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement (including the merger) be submitted to a vote at a meeting of the Company’s shareholders; (D) recommend the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement (including the merger) by the Company’s shareholders pursuant to Article 127F(1) of the Companies Law; and (E) approve, adopt and declare advisable the Voting and Rollover Agreement and the limited guarantees (each, as defined herein).
The Board, other than certain directors recusing themselves in accordance with applicable law, carefully reviewed and considered the terms and conditions of the merger agreement and the transactions contemplated by the merger agreement, including the merger. The Board also considered the unanimous recommendation of the Special Committee and such other matters as the Board considered necessary or appropriate. By a unanimous vote, the Board (other than those directors recusing themselves in accordance with applicable law) (i) resolved as required by Article 127E(1) of the Companies (Jersey) Law 1991 (as amended, modified, or re-enacted from time to time, the “Companies Law”) in the opinion of the directors voting for the resolution, that the merger agreement and the transactions contemplated thereby (including the merger) are in the best interests of Janus Henderson, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby (including the merger), (iii) directed that the approval and adoption of the merger agreement (including the merger) be submitted to a vote at a meeting of Janus Henderson’s shareholders, (iv) recommended the approval and adoption of the merger agreement (including the merger) by Janus Henderson’s shareholders pursuant to Article 127F(1) of the Companies Law and (v) approved, adopted and declared advisable the Voting and Rollover Agreement and the limited guarantees (each, as defined herein). Such approval by the Board constituted approval by a majority of the directors of Janus Henderson directors who are not employees of Janus Henderson.
In addition, the Special Committee and the members of the Board that approved the merger on behalf of the Company believe that the merger is fair to the unaffiliated security holders. The Special Committee and the members of the Board that approved the merger considered a number of factors in making their determination and recommendation, including: the assessment of the Special Committee that none of the potential alternatives to the merger, including continuing to operate the Company independently or pursuing a different transaction, was reasonably likely to present superior opportunities for the Company to create greater value for its shareholders than the merger, after taking into account execution risks as well as business, financial, industry, competitive and regulatory risks; the Special Committee’s belief that the merger consideration represented the best value reasonably obtainable from the investor consortium led by Trian and General Catalyst for the Shares; the view of the Special Committee, based upon the Special Committee’s extensive knowledge of the Company’s business, assets, financial condition and results of operations, that the merger consideration compares favorably to the projected long-term value of the Company if the Company were to remain as a stand-alone entity after taking into account the risks and uncertainties associated with this alternative, including those relating to the Company’s business model, the Company’s competitive position within the industry, changes occurring in the asset management industry generally and current market and financial conditions; the non-price terms and conditions of the merger agreement and related transaction documents; and the Special Committee’s belief that an acquisition by Parent has a reasonable likelihood of closing. For a full description of the reasons considered by the Special Committee and the Board, see the section entitled “Special Factors — Reasons for the Merger; Recommendation of the Special Committee and the Board.”
Based, in part, on the unanimous recommendation of the Special Committee, the members of the Board that approved the merger unanimously recommend that you vote (i) “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger (the “merger proposal”) (see PROPOSAL 1: APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, INCLUDING THE MERGER); (ii) “FOR” the proposal to adjourn the special meeting to a later date or time as determined by the chair of the special meeting, if necessary, to solicit additional proxies to approve the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger (the “adjournment proposal”) (see PROPOSAL 2: AUTHORITY TO ADJOURN THE SPECIAL MEETING); and (iii) “FOR” the proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger (the “non-binding compensation advisory proposal”) (see PROPOSAL 3: NON-BINDING COMPENSATION ADVISORY PROPOSAL).
For a discussion of the material factors considered by the Special Committee and the Board in reaching their conclusions, see the section entitled “Special Factors — Reasons for Recommending the Approval and Adoption of the Merger Agreement and the Transactions Contemplated by the Merger Agreement, Including the Merger,” beginning on page 38. In addition, in considering the recommendations of the Special Committee and the Board with respect to the merger and the other transactions contemplated by the merger agreement, you should be aware that some of our directors and executive officers have interests that are different from, or in addition to, the interests of Janus Henderson’s shareholders generally. See the section entitled “Special Factors — Interests of Directors and Executive Officers in the Merger,” beginning on page 63.
Opinion of Goldman Sachs & Co. LLC (page 49 and Annex C)
Goldman Sachs & Co. LLC (“Goldman Sachs”) delivered its opinion to the Special Committee that, as of December 21, 2025 and based upon and subject to the factors and assumptions set forth therein, the $49.00 in cash per Share to be paid to the holders (other than Parent, the Trian Shareholder and their respective affiliates) of Shares pursuant to the merger agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated December 21, 2025, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Special Committee and, with respect to the opinion, the Board, in connection with their consideration of the merger. Goldman Sachs’ opinion is not a recommendation as to how any holder of Shares should vote with respect to the merger or any other matter. The engagement letter among the Special Committee, the Company and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $55 million, all of which is contingent upon consummation of the merger. The final value of such transaction fee will be based on the aggregate consideration paid in the merger, including in respect of the equity securities, indebtedness for borrowed money, noncontrolling interests and cash and cash equivalents of the Company, as set forth on the most recent consolidated balance sheet of the Company prior to the consummation of the merger.
Reasons of the Buyers for the Merger; Position of the Buyer Filing Parties as to the Fairness of the Merger (page 59)
Under the SEC rules governing “going-private” transactions, each of Jupiter Company Limited, a company incorporated in Jersey; Jupiter Merger Sub Limited, a company incorporated in Jersey; Jupiter Topco LLC, a Jersey limited liability company; Jupiter Acquisition Limited, a company incorporated in Jersey; Trian Fund Management, L.P., a Delaware limited partnership; Trian Fund Management GP, LLC, a Delaware limited liability company; the Trian Shareholder; Nelson Peltz; and Peter W. May (collectively, the “Buyer Filing Parties”) is an affiliate of the Company for purposes of the merger, and, therefore, the Buyer Filing Parties are required to express to the Company’s unaffiliated security holders their reasons for the Merger, as well as their beliefs as to the fairness of the merger to the Company’s unaffiliated security holders.
Based on, among other things, the knowledge of and the analysis by the Buyer Filing Parties and the factors considered by, and the analysis and resulting conclusions of, the Special Committee and the Board discussed in the section entitled “Special Factors — Reasons for Recommending the Approval and Adoption of the Merger Agreement and the Transactions Contemplated by the Merger Agreement, Including the Merger,” the Buyer Filing Parties believe that the merger is fair to the unaffiliated security holders. The views of the Buyer Filing Parties as to the fairness of the merger are not intended as, and do not constitute, a recommendation as to how the Company’s stockholders should vote their Shares relating to the merger.
For a description of the Buyer Filing Parties’ purposes and reasons for the merger, and their beliefs as to the fairness of the merger to the unaffiliated security holders, see “Special Factors — Reasons of the Buyers for the Merger” and “Special Factors — Position of the Buyer Filing Parties as to the Fairness of the Merger.”
Consequences If the Merger Is Not Completed (see page 72)
If the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, does not receive the required approval from Janus Henderson’s shareholders, or if the merger is not completed for any other reason, you will not receive any consideration from Parent or Merger Sub for your Shares. Instead, Janus Henderson will remain a public company, and Janus Henderson Shares will continue to be listed and traded on the NYSE. For more information on the consequences if the merger is not completed, including any associated fees, see the section entitled “The Agreement and Plan of Merger — Expenses; Termination Fees,” beginning on page 119.
Treatment of Outstanding Equity Awards (see page 94)
The merger agreement provides that Janus Henderson’s equity awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment at the Effective Time:
Company RSU Awards
Each outstanding restricted stock unit (each, a “Company RSU Award”) that is either (i) vested in accordance with its terms as of the Effective Time, (ii) a matching award granted in connection with purchases made under the ESPP (as defined below) (whether vested or unvested) or (iii) held by a non-employee director of the Board (whether vested or unvested) (each, a “Vested Company RSU Award”), will terminate and be cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment equal to (a) (I) the merger consideration, multiplied by (II) the number of Shares subject to such Vested Company RSU Award, plus (b) the amount of any accrued but unpaid dividend equivalent rights.
Each Company RSU Award that is not a Vested Company RSU Award (each, an “Unvested Company RSU Award”) will be converted into the contingent right to receive a cash award of equivalent value equal to (i) (a) the merger consideration, multiplied by (b) the number of Shares subject to such Unvested Company RSU Award immediately prior to the Effective Time, plus (ii) the amount of any accrued but unpaid dividend equivalent rights (each, a “Replacement RSU Award”). Each Replacement RSU Award will earn interest at the prevailing money market rate of a specified Company money market fund, or the holder may elect to notionally invest fifty percent (50%) or one hundred percent (100%) of the cash in an underlying mutual fund or funds chosen from an approved list. Each Replacement RSU Award otherwise will have the same terms and conditions (including with respect to vesting and payment timing) as applied to the Unvested Company RSU Award for which it was exchanged.
Company PSU Awards
Each outstanding performance restricted stock unit (each, a “Company PSU Award”) where the performance period has been completed as of the Effective Time (each, a “Vested Company PSU Award”), will terminate and be cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment equal to (i) (a) the merger consideration, multiplied by (b) the number of Shares subject to such Vested Company PSU Award immediately prior to the Effective Time (with any applicable performance goals deemed satisfied based on actual performance), plus (ii) the amount of any accrued but unpaid dividend equivalent rights.
Each Company PSU Award that is not a Vested Company PSU Award (each, an “Unvested Company PSU Award”) will be converted into the contingent right to receive a cash award of equivalent value equal to (i) (a) the merger consideration, multiplied by (b) the number of Shares subject to such Unvested Company PSU Award immediately prior to the Effective Time (with any applicable performance goals deemed satisfied at one hundred twenty percent (120%) of target), plus (ii) the amount of any accrued but unpaid dividend equivalent rights (each, a “Replacement PSU Award”). Each Replacement PSU Award will earn interest at the prevailing money market rate of a specified Company money market fund, or the holder may elect to notionally invest fifty percent (50%) or one hundred percent (100%) of the cash in an underlying mutual fund or funds chosen from an approved list. Each Replacement PSU Award otherwise will have the same terms and conditions (including with respect to service-based vesting and payment timing but excluding any performance-based vesting conditions) as applied to the Unvested Company PSU Award for which it was exchanged.
Global Employee Stock Purchase Plan (ESPP)
Except as otherwise agreed between Parent and Janus Henderson, Janus Henderson will take all actions necessary under the ESPP to (i) cause the current offering period under the ESPP to end no later than March 31, 2026 or, if earlier, four business days prior to the date on which the Effective Time occurs; (ii) cause each ESPP participant’s accumulated contributions under the ESPP to be used to purchase Shares in accordance with the terms of the ESPP; and (iii) cause the ESPP to be terminated as of the Effective Time. Each Share that is outstanding immediately prior to the Effective Time will receive the merger consideration.
Sharesave Plan (UK SAYE)
Except as otherwise agreed between Parent and Janus Henderson, Janus Henderson will use commercially reasonable efforts to cause UK SAYE participants holding outstanding share options (the “options”) under the UK SAYE to exercise their options during the twenty (20)-day period ending immediately prior to the Effective Time in respect of the maximum number of Shares possible under the terms of their options as of the closing date, and receive, in respect of each such Share acquired upon exercise of an option, the merger consideration. At the closing date, the balance of a participant’s options not exercised, if any, will immediately lapse. The UK SAYE participants will not be permitted to increase the percentage of their payroll deduction elections from those in effect as of March 31, 2026, and no additional persons will be permitted to commence participation in the UK SAYE from and after March 31, 2026. Janus Henderson will take all actions necessary to cause the UK SAYE to be terminated immediately following the exercise or lapse of all options.

Buy As You Earn Plan (UK BAYE)
Except as otherwise agreed between Parent and Janus Henderson, the UK BAYE participants will not be permitted to increase the percentage of their payroll deduction elections from those in effect as of March 31, 2026, no additional persons will be permitted to commence participation in the UK BAYE from and after March 31, 2026, and Janus Henderson will cease providing “matching” shares after March 31, 2026. Janus Henderson will issue a plan termination notice in respect of the UK BAYE on the Effective Time. Each Share that is outstanding immediately prior to the Effective Time will receive the merger consideration.
Interests of Directors and Executive Officers in the Merger (see page 63)
In considering the recommendation of the Special Committee and the Board that you vote “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, you should be aware that some of our directors and executive officers have interests that are different from, or in addition to, the interests of Janus Henderson’s shareholders generally. The Special Committee and the Board were aware of these interests and considered them at the time they approved the merger agreement and the transactions contemplated by the merger agreement, including the merger, and made their recommendation to Janus Henderson’s shareholders. These interests are discussed in more detail in the section of this proxy statement entitled “Special Factors — Interests of Directors and Executive Officers in the Merger.
Intent of Janus Henderson’s Directors and Executive Officers to Vote in Favor of the Merger (page 69)
Janus Henderson’s directors and executive officers have informed Janus Henderson that, as of the date of this proxy statement, they intend to vote all of their Shares in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, the adjournment proposal and the non-binding compensation advisory proposal. As of March 6, 2026 (the “measurement date”) Janus Henderson’s directors and executive officers beneficially owned, in the aggregate, approximately 21.0% of the voting power of the Shares outstanding. For more information, see the sections of this proxy statement captioned “Special Factors — Intent of Janus Henderson’s Directors and Executive Officers to Vote in Favor of the Merger” and “Important Information Regarding Janus Henderson.”
Intent of Certain Shareholders to Vote in Favor of the Merger (page 70)
The Trian Shareholder, who beneficially owned approximately 20.7% of the Shares outstanding as of the measurement date, entered into the Voting and Rollover Agreement (as defined below), pursuant to which the Trian Shareholder agreed to, among other things, vote all of its Shares in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, as well as the adjournment proposal, subject to the terms and conditions contained in the Voting and Rollover Agreement. The proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, requires approval by special resolution. This means that, for such resolution to be passed, at least two-thirds (2/3) of the total number of votes cast at the special meeting must be cast in favor of such resolution. The votes cast by the Trian Shareholder at the special meeting will count towards the requirement for the merger proposal to be approved by at least two-thirds (2/3) of the total number of votes cast at the special meeting. The Trian Shareholder’s voting obligations are subject to certain exceptions, including a change in recommendation by the Board in accordance with the terms of the Merger Agreement. For more information, see the section of this proxy statement entitled “Voting and Rollover Agreement” beginning on page 122, as well as the full text of the Voting and Rollover Agreement, attached as Annex B to this proxy statement, which is incorporated by reference in this proxy statement in its entirety.
Conditions to the Merger (see page 115)
The following are some of the conditions that must be satisfied or, where permitted by law, waived before each party is required to consummate the merger:
•
Janus Henderson must have obtained the Required Company Vote (as defined below);

•
no statute, rule, regulation, executive order, decree or ruling, shall have been adopted or promulgated, and no temporary restraining order, injunction or other order issued by a court or other governmental entity of competent jurisdiction shall be in effect, having the effect of making the merger illegal or otherwise prohibiting consummation of the merger;

•
all applicable regulatory waiting periods (or extensions thereof) or consents, non-objections or approvals shall have expired, been terminated, or been received and be in full force and effect without the imposition of a burdensome condition (as defined in the merger agreement);

•
(i) the date as set out in Article 127FJ(3)(a) of the Companies Law (as defined below) shall have passed, and (ii) each applicable date as set out in Article 127FJ(3)(c) of the Companies Law shall have passed in respect of Janus Henderson’s and Merger Sub’s notification and publication obligations described in the merger agreement;

•
the accuracy of the representations and warranties of Janus Henderson, on the one hand, and Parent and Merger Sub, on the other hand, as of the times and subject to such qualifications as set forth in the merger agreement;

•
as of (i) the last day of the calendar month immediately preceding the month in which Closing occurs or (ii) where Closing occurs on or before the fifteenth calendar day of a month, the last day of the calendar month immediately preceding the month referenced in clause (i) (the “Calculation Date”), the aggregate annualized investment advisory or similar recurring fees (but not incentive or performance fees, contingent or similar fees or fulcrum fee adjustments, distribution and servicing fees, securities lending fees, transaction revenues and fund administration fees, but for funds that pay a unitary management fee, the entire unitary management fee is included) of all investment advisory clients of Janus Henderson and its subsidiaries (based upon aggregate assets under management as of November 30, 2025, as adjusted for net cash inflows and outflows from that date until the Calculation Date but not changes due to market appreciation or depreciation or any currency fluctuations) (the “Closing Revenue Run-Rate”) shall be at least eighty percent (80%) of the aggregate annualized investment advisory or similar recurring fees (but not incentive or performance fees, contingent or similar fees or fulcrum fee adjustments, distribution and servicing fees, securities lending fees, transaction revenues and fund administration fees, but for funds that pay a unitary management fee, the entire unitary management fee is included) of all investment advisory clients of Janus Henderson and its subsidiaries based upon aggregate assets under management as of November 30, 2025 (the “Base Date Revenue Run-Rate”);

•
the parties’ performance and compliance in all material respects with all agreements and covenants required to be performed or complied with by them under the merger agreement at or prior to the Closing Date; and

•
the absence of a material adverse effect to Janus Henderson since the date of the merger agreement.

Regulatory Approvals Required for the Merger
(see page 75)
Under the HSR Act and the rules promulgated thereunder by the Federal Trade Commission, the merger cannot be completed until Janus Henderson and Parent each file a notification and report form with the Federal Trade Commission and the Antitrust Division of the Department of Justice and the applicable waiting period thereunder has expired or been terminated. On January 22, 2026, each of Janus Henderson and Parent filed its required notification and report forms under the HSR Act with respect to the merger, commencing the initial 30 calendar-day waiting period. The waiting period under the HSR Act expired at 11:59 p.m. EST on February 23, 2026, and satisfies one of the conditions to closing of the merger.
Certain other regulatory approvals including but not limited to, approvals from the Jersey Financial Services Commission, the Financial Conduct Authority in the U.K., the Commission de Surveillance du Secteur Financier in Luxembourg, the Monetary Authority of Singapore, and the Securities and Futures Commission of Hong Kong, are also required under the merger agreement as conditions to completion of the merger. Additionally, the transaction may not close if the Financial Industry Regulatory Authority (“FINRA”) objects to any change of ownership of any of the Janus Henderson subsidiaries registered with the SEC as a broker-dealer (each a “broker-dealer subsidiary”).

For a description of Janus Henderson’s, Parent’s and Merger Sub’s respective obligations under the merger agreement with respect to regulatory approvals, see the section entitled “The Agreement and Plan of Merger — Efforts to Complete the Merger,” beginning on page 109.
Financing (see page 76)
The total amount of funds necessary to complete the merger will be funded through a mix of debt financing and equity financing. Parent is a party to and has accepted (i) a Debt Commitment Letter, dated as of December 21, 2025 and as supplemented by the Letter Agreement to Commitment Letter and Fee Letter, dated as of January 21, 2026, from the lender parties thereto (each, a “lender” and collectively, the “lenders”), pursuant to which the lenders have committed, subject to the terms and conditions thereof, to provide debt financing in the aggregate amount of $3,900,000,000 (the “debt commitment letter”); (ii) a Preferred Equity Commitment Letter, dated as of December 21, 2025, pursuant to which Massachusetts Mutual Life Insurance Company, a Massachusetts mutual life insurance company (the “preferred equity investor”), has agreed, subject to the terms and conditions thereof, to purchase preferred equity (the “preferred equity”) to be issued by Jupiter Topco LLC, a Jersey limited liability company and indirect parent of Parent, in an aggregate initial stated value of $1,000,000,000 (the “preferred equity commitment letter”); and (iii) an Equity Commitment Letter from each of (a) the Trian Equity Investors (as defined in the merger agreement); (b) Qatar Holding LLC; and (c) GC Jupiter Investor, LP (each, an “equity investor” and collectively, the “equity investors”), pursuant to which the Trian Equity Investors, Qatar Holding LLC and GC Jupiter Investor, LP have agreed, subject to the terms and conditions thereof, to invest in Parent in the aggregate amounts of $466,600,000, $795,000,000 and $1,000,000,000, respectively (collectively, the “equity commitment letters”). Parent has delivered to Janus Henderson the fully executed equity commitment letters, the preferred equity commitment letter, debt commitment letter (collectively, the “commitment letters”) and any fee letters related thereto (the debt financing, preferred equity financing and equity financing committed pursuant to the debt commitment letter, the preferred equity commitment letter and the equity commitment letters are collectively referred to herein as the “financing”). The equity financing described above is in addition to the Shares the Trian Shareholder will contribute, through a series of transactions contemplated by the Voting and Rollover Agreement, to Parent in exchange for equity interests in an indirect parent company of Parent.
Parent and Merger Sub have represented in the merger agreement that the debt, preferred equity and equity financing described above, when funded in accordance with the commitment letters described above and giving effect to any “flex” provision contained in the debt commitment letter or the related fee letter (including with respect to fees and original issue discount), shall provide Parent with cash proceeds on the Closing Date sufficient for the satisfaction of all of Parent’s obligations under the merger agreement and the commitment letters, including the payment of the aggregate merger consideration, and any fees and expenses and other amounts of or payable by Parent or Merger Sub or Parent’s other affiliates at the Closing, and for any repayment or refinancing of any outstanding indebtedness of the Company and/or its subsidiaries contemplated by, or required in connection with the transactions described in the merger agreement or the commitment letters (such amounts, collectively, the “financing amounts”). In no event will the receipt or availability of any funds or financing by Parent or any of its affiliates (including the financing described above) be a condition to any of Parent’s or Merger Sub’s obligations under the merger agreement.
Parent shall and shall cause each of its subsidiaries to take, or cause to be taken, all appropriate actions, and do, or cause to be done, all things necessary, proper or advisable to obtain the financing amounts on or prior to the date on which the merger is required to be consummated pursuant to the terms of the merger agreement (taking into account the anticipated timing of the Marketing Period (as defined in the merger agreement)).
For more information, please see the section entitled “Special Factors — Financing” beginning on page 76.
Limited Guarantee (see page 79)
In addition to the financing described above, each of the equity investors and the Trian Shareholder (each, a “guarantor” and collectively, the “guarantors”) have agreed to guarantee certain obligations of Parent and Merger Sub in connection with the merger agreement, subject to aggregate caps set forth in the applicable guarantee, dated December 21, 2025, delivered by such equity investor to Janus Henderson (each, a “limited guarantee” and collectively, the “limited guarantees”). Pursuant to the limited guarantees, the guarantors absolutely, unconditionally and irrevocably guarantee to Janus Henderson on the terms and conditions thereof to pay a portion of, (i) the reverse termination fee (as defined below); (ii) Company enforcement expenses (as defined in the merger agreement); and (iii) other reimbursement and indemnification obligations. For more information, please see the section entitled “The Agreement and Plan of Merger — Expenses; Termination Fees” beginning on page 119.
Restriction on Solicitation of Competing Proposals
Subject to certain exceptions set forth in the merger agreement, Janus Henderson has agreed that it and its subsidiaries will not, nor will it (directly or indirectly) authorize or permit any of its or their controlled affiliates, officers, directors, employees, representatives, advisors or other intermediaries or subsidiaries to:
•
solicit, initiate or knowingly encourage the submission of inquiries, proposals or offers from any person (other than Parent) relating to any acquisition proposal (as defined below), or agree to or endorse any acquisition proposal;

•
enter into any agreement to (i) consummate any acquisition proposal, (ii) approve or endorse any acquisition proposal or, (iii) in connection with any acquisition proposal, require Janus Henderson to abandon, terminate or fail to consummate the merger;

•
enter into or participate in any discussions or negotiations in connection with any acquisition proposal or inquiry with respect to any acquisition proposal, or furnish to any person any nonpublic information with respect to its business, properties or assets in connection with any acquisition proposal; or

•
agree or resolve to take, or take, any of the actions prohibited by bullets one (1), two (2) or three (3) above.

Notwithstanding anything to the contrary in the non-solicitation provisions described above, the Board (acting on the recommendation of the Special Committee), directly or indirectly, through affiliates, directors, officers, employees, representatives, advisors or other intermediaries, may take certain actions set forth in the merger agreement. For more information, please see the section entitled “The Agreement and Plan of Merger — Restriction on Solicitation of Competing Proposals” beginning on page 110.
Termination of the Merger Agreement (see page 117)
The merger agreement may be terminated, and the merger may be abandoned at any time prior to the Effective Time by the mutual written consent of Parent and Janus Henderson by action of their respective boards of directors (and, in the case of Janus Henderson, upon the recommendation of the Special Committee). In addition, the merger agreement may be terminated prior to the Effective Time by either Parent or Janus Henderson if:
•
the merger has not been consummated on or before June 22, 2026 (the “Termination Date”); provided that the Termination Date will be automatically extended (i) on or prior to such date, in each case, for forty-five days following the original Termination Date (as so extended, the “Extended Termination Date”) if all conditions to the Closing (other than certain conditions related to regulatory approvals and client consents listed in the merger agreement) are satisfied or waived or are capable of then being satisfied; provided, further, that the Extended Termination Date will be further automatically extended on or prior to the Extended Termination Date, in each case, for forty-five days following the Extended Termination Date (as so extended, the “Further Extended Termination Date”) if all conditions to the Closing (other than these same conditions related to regulatory approvals and client consents) are satisfied or waived or are capable of then being satisfied; and (ii) to the date that is seven business days after the expiration of the Marketing Period if the Marketing Period has commenced but not yet been completed as of the close of business on the seventh business day immediately prior to the Termination Date; provided, however, that the right to terminate the merger agreement under this bullet point will not be available to any party whose failure to fulfill any obligation under the merger agreement is the primary cause of the failure of the

Effective Time to occur on or before the Termination Date and such action or failure to perform constitutes a breach of the merger agreement;
•
any governmental entity has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting or making illegal the transactions contemplated by the merger agreement, and such order, decree, ruling or other action has become final and nonappealable; provided that the right to terminate the merger agreement under this bullet will not be available to any party whose breach of the merger agreement results in the imposition of such order, decree or ruling or failure of such order, decree or ruling to be resisted, resolved or lifted; or

•
the approval by the shareholders of Janus Henderson required for the consummation of the merger has not been obtained due to the failure to obtain the Required Company Vote at the special meeting (or any adjournment or postponement of the special meeting).

Janus Henderson may also terminate the merger agreement and abandon the merger at any time prior to the Effective Time, by action taken or authorized by the Board if:
•
Janus Henderson enters into an alternative acquisition agreement that Janus Henderson (acting on the recommendation of the Special Committee) determines is a superior proposal and after consultation with our financial advisors and outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties or standards of conduct of the Board under applicable law, subject to the restrictions in the “acquisition proposals” and the “effect of termination” provisions in the merger agreement (as described in sections “— Restriction on Solicitation of Competing Proposals” and “— Expenses; Termination Fees,” respectively);

•
there has been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub contained in the merger agreement such that the conditions set forth in “— Conditions to Each Party’s Obligations” above would not be satisfied and such breach is not curable, or (other than an intentional breach by Parent of certain material covenants) if such breach is curable, such breach must not have been cured prior to the earlier of (i) thirty days following notice of such breach and (ii) the Termination Date; provided that Janus Henderson will not have the right to terminate the merger agreement if Janus Henderson is then in material breach of any of its representations, warranties, covenants or agreements contained in the merger agreement; or

•
(i) all the closing conditions applicable to Janus Henderson have been and continue to be satisfied or waived; (ii) Parent and Merger Sub have failed to consummate the merger on or prior to the date the Closing should have occurred pursuant to the merger agreement; (iii) Janus Henderson has irrevocably confirmed to Parent in writing at least three (3) business days prior to such termination that Janus Henderson is ready, willing and able to consummate the Closing on such date of confirmation and at all times during the three (3) business day period immediately thereafter; and (iv) Parent and Merger Sub have failed to consummate the Closing within three (3) business days after the receipt of such irrevocable confirmation pursuant to the preceding clause (iii).

Parent may also terminate the merger agreement and abandon the merger at any time prior to the Effective Time if:
•
the Board makes a change in recommendation (as defined below under the section entitled “The Agreement and Plan of Merger — Obligation of the Board with Respect to Its Recommendation” beginning on page 112) or has approved or recommended an acquisition proposal (or the Board, acting on the recommendation of the Special Committee, has resolved to do any of the foregoing);

•
Janus Henderson has failed to call or hold the special meeting pursuant to the merger agreement;

•
Janus Henderson has committed an intentional breach of any of its material obligations as set forth in the section entitled “The Agreement and Plan of Merger — Restriction on Solicitation of Competing Proposals” beginning on page 110; or

•
there has been a breach of any representation, warranty, covenant or agreement made by us in the merger agreement such that the conditions set forth in “— Conditions to Each Party’s Obligations” above would not be satisfied and such breach is not curable or, if curable, is not cured prior to the earlier of (i) thirty days following written notice to Janus Henderson from Parent of such breach or failure and (ii) the Termination Date; provided that Parent will not have the right to terminate the merger agreement if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements under the merger agreement.
Termination Fees (see page 119)
Upon termination of the merger agreement under specified circumstances, Janus Henderson will be required to pay Parent a termination fee of either $297,130,000 or $222,850,000. The lesser amount of the termination fee will be payable if the Expense Reimbursement (as defined below) is paid or becomes payable by Janus Henderson to Parent due to the failure of Janus Henderson to obtain the Required Company Vote. This Expense Reimbursement will become payable if either Parent or Janus Henderson terminates the merger agreement because of the failure to obtain the Required Company Vote, will cover any and all reasonable and documented out-of-pocket fees and expenses actually incurred by or on Parent’s behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of the merger agreement and the transactions contemplated thereby, and will not exceed $111,420,000. The merger agreement also provides that Parent may be required to pay Janus Henderson a reverse termination fee of $222,850,000 if the merger agreement is terminated under specified circumstances. For additional information, see the section entitled “The Agreement and Plan of Merger — Expenses; Termination Fees” beginning on page 119.
Right to Object
Pursuant to Article 127FB of the Companies Law, following the approval by Janus Henderson’s shareholders of the merger at the special meeting, any Company shareholder has the right to apply to the Royal Court of Jersey on the grounds that the merger would unfairly prejudice their interests. An application to the Royal Court of Jersey objecting to the merger may not be made (i) more than twenty-one (21) days after the merger has been approved by Janus Henderson’s shareholders at the special meeting or (ii) by a Company shareholder if such shareholder voted in favor of the merger. The Companies Law does not preclude a member who fails to vote their Shares on the merger proposal from making such an application. In view of this, dissenters and abstainers may bring such an application to court.
On an application to the Royal Court of Jersey in objection of the merger, the court may, if satisfied that such application is well-founded, make an order as it thinks fit for giving relief in respect of the matters complained of, subject to certain rights of the Company and Merger Sub to terminate the merger. Such order will typically be tailored to the relief sought by the applicant but may include a restraint on the merger, impose conditions on the merger or provide for the purchase of the shares of the applicant Janus Shareholder, including by Janus Henderson itself.
If you are a “street name” holder of Shares (i.e., you beneficially own Shares for which your bank, broker, trust or other nominee is the registered holder), you are not a Company shareholder / holder of record within the meaning of the Companies Law. In order to make an application to the Royal Court of Jersey in objection of the merger pursuant to Article 127FB of the Companies Law it would be necessary for you to cause your Shares to be transferred directly to you. You should contact your bank, broker, trust or nominee through which you hold Shares in “street name” who should be able to advise you on process.
U.K. Tax Considerations (see page 73)
The receipt of cash in exchange for Shares pursuant to the merger will generally be a disposal for the purposes of U.K. capital gains tax and U.K. corporation tax on chargeable gains. In general, a U.K. Holder (as such term is defined below in the section entitled “Special Factors — U.K. Tax Considerations” beginning on page 73) who receives cash in exchange for Shares in the merger may have a liability to pay capital gains tax or U.K. corporation tax on chargeable gains (as applicable) depending on such U.K. Holder’s particular circumstances, including his, her or its base cost and the availability of exemptions, reliefs or allowable losses. Non-U.K. residents will not generally be subject to U.K. tax on chargeable gains in respect of the receipt of cash in exchange for Shares pursuant to the merger. You should refer to the discussion in the section entitled “Special Factors — U.K. Tax Considerations” beginning on page 73 and consult your tax advisor with respect to the U.K. and foreign tax consequences of the merger.

U.S. Federal Income Tax Considerations for U.S. Holders (see page 74)
The receipt of cash in exchange for Shares pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder (as such term is defined below in the section entitled “Special Factors — U.S. Federal Income Tax Considerations for U.S. Holders,” beginning on page 74) who receives cash in exchange for Shares in the merger will recognize gain or loss equal to the difference, if any, between the cash received and the U.S. holder’s adjusted tax basis in the Shares cancelled in the merger. Gain or loss will be determined separately for each block of Shares (that is, Shares acquired for the same cost in a single transaction). You should refer to the discussion in the section entitled “Special Factors — U.S. Federal Income Tax Considerations for U.S. Holders,” beginning on page 74, and consult your tax advisor with respect to the U.S. federal, state, local and foreign tax consequences of the merger.
Voting and Rollover Agreement (see page 122 and Annex B)
Concurrently with and as a condition to Janus Henderson’s execution of the merger agreement, the Trian Shareholder, which beneficially owned 31,867,800 Shares, or approximately 20.7% of the Shares outstanding as of the measurement date, entered into a voting and rollover agreement with Janus Henderson, Parent and two newly formed Jersey entities associated with Trian (the “Voting and Rollover Agreement”), pursuant to which the Trian Shareholder has agreed to, among other things, vote all of its Shares in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, as well as the adjournment proposal, subject to the terms and conditions, including certain limitations, contained in the Voting and Rollover Agreement. These voting obligations are subject to certain exceptions, including a change in recommendation by the Board in accordance with the terms of the merger agreement. The Trian Shareholder has also agreed to roll over at least 24,750,000 Shares, subject to certain adjustments as described in the Voting and Rollover Agreement (such shares, as adjusted, “rollover shares”) through a series of contributions involving the two newly formed Jersey entities that would result in Parent directly holding the rollover shares if such transactions contemplated by the Voting and Rollover Agreement are effectuated. Subject to the terms therein, the Voting and Rollover Agreement will terminate upon the earliest to occur of (i) Janus Henderson, the Trian Shareholder and Parent mutually agreeing in writing to terminate the Voting and Rollover Agreement; (ii) the Effective Time; and (iii) the termination of the merger agreement in accordance with its terms. A copy of the Voting and Rollover Agreement is attached to this proxy statement as Annex B and is incorporated by reference herein in its entirety.
Litigation Relating to the Merger (see page 79)
As of the date of this proxy statement, there are no pending lawsuits challenging the merger.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to briefly address some commonly asked questions regarding the special meeting of shareholders and the merger. These questions and answers do not address all questions that may be important to you as a Janus Henderson shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the Annexes to this proxy statement and the documents referred to in this proxy statement.
Q:
Why am I receiving this proxy statement?

A:
On December 21, 2025, Janus Henderson entered into the merger agreement with Parent and Merger Sub. You are receiving this proxy statement in connection with the solicitation of proxies by the Board to be voted at a special meeting of shareholders or at any adjournments or postponements of the special meeting in favor of the proposal to approve and adopt the merger agreement and transactions contemplated by the merger agreement, including the merger. This proxy statement, which you should read carefully, contains important information about the merger agreement and the transactions contemplated thereby, including the merger, and the matters to be voted on at the special meeting. The enclosed materials allow you to submit a proxy to vote your Shares without attending the special meeting and to ensure that your Shares are represented and voted at the special meeting.

Your vote is very important. Whether or not you plan to attend the special meeting, please vote over the telephone or via the Internet by following the instructions set forth on the enclosed WHITE proxy card. In addition, you may also vote in advance of the special meeting by completing, signing and dating the enclosed WHITE proxy card for the special meeting and returning the WHITE proxy card by mail in the postage-paid envelope provided.
Q:
As a shareholder, what will I receive in the merger?

A:
If the merger is completed, you will be entitled to receive $49.00, in cash, without interest, for each Share you own as of immediately prior to the Effective Time. For further information, see the section entitled “The Agreement and Plan of Merger — Merger Consideration,” beginning on page 94.

Q:
How does the per-share merger consideration compare to the market price of the Shares prior to the public announcement of the merger agreement?

A:
The per-share merger consideration of $49.00 per Share represents a premium of approximately 6.5% over the closing price of the Shares on December 19, 2025 (the last full trading day before the execution of the merger agreement and the public announcement of the merger) and a premium of approximately 18% over the unaffected closing price of the Shares on October 24, 2025, the last full trading day before media reports that Janus Henderson was exploring a potential transaction.

Q:
What are the U.K. tax considerations related to the merger?

A:
The receipt of cash in exchange for Shares pursuant to the merger will generally be a disposal for the purposes of U.K. capital gains tax and U.K. corporation tax on chargeable gains. In general, a U.K. Holder (as such term is defined below in the section entitled “Special Factors — U.K. Tax Considerations” beginning on page 73) who receives cash in exchange for Shares in the merger may have a liability to pay capital gains tax or U.K. corporation tax on chargeable gains (as applicable) depending on such U.K. Holder’s particular circumstances, including his, her or its base cost and the availability of exemptions, reliefs or allowable losses. Non-U.K. residents will not generally be subject to U.K. tax on chargeable gains in respect of the receipt of cash in exchange for Shares pursuant to the merger. You should refer to the discussion in the section entitled “Special Factors — U.K. Tax Considerations” beginning on page 73 and consult your tax advisor with respect to the U.K. and foreign tax consequences of the merger.

Q:
What are the material U.S. federal income tax consequences of the merger?

A:
The receipt of cash in exchange for Shares pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder (as such term is defined below in the section entitled “Special Factors — U.S. Federal Income Tax Considerations for U.S. Holders,” beginning on page 74) who receives cash in exchange for Shares in the merger will recognize gain or loss equal to the difference, if any, between the cash received and the U.S. holder’s adjusted tax basis in the Shares converted into the right to receive cash in the merger. Gain or loss will be determined separately for each block of Shares (that is, Shares acquired for the same cost in a single transaction). You should refer to the discussion in the section entitled “Special Factors — U.S. Federal Income Considerations for U.S. Holders,” beginning on page 74, and consult your tax advisor with respect to the U.S. federal, state, local and foreign tax consequences of the merger.

Q:
What will happen to outstanding Janus Henderson equity compensation awards in the merger?

A:
For information regarding the treatment of outstanding Janus Henderson equity awards, see the section entitled “The Agreement and Plan of Merger — Treatment of Outstanding Equity Awards” beginning on page 94.

Q:
What will happen to the Janus Henderson ESPP?

A:
For information regarding the treatment of ESPP, see the section entitled “The Agreement and Plan of Merger — Treatment of Outstanding Equity Awards” beginning on page 94.

Q:
What will happen to the Janus Henderson Sharesave Plan (UK SAYE)?

A:
For information regarding the treatment of UK SAYE, see the section entitled “The Agreement and Plan of Merger — Treatment of Outstanding Equity Awards,” beginning on page 94.

Q:
What will happen to the Janus Henderson Buy as You Earn Plan (UK BAYE)?

A:
For information regarding the treatment of UK BAYE, see the section entitled “The Agreement and Plan of Merger — Treatment of Outstanding Equity Awards,” beginning on page 94.

Q:
When and where will the special meeting be held?

A:
The special meeting of Janus Henderson’s shareholders will be held on April 16, 2026, at 9:00 a.m. Denver time. Seating will be limited.

Q:
Who is entitled to vote at the special meeting?

A:
Only holders of record of Shares as of the close of business on March 9, 2026, the record date for the special meeting (the “record date”), are entitled to vote at the special meeting. You will be entitled to one vote on each of the proposals presented in this proxy statement for each Share that you held on the record date.

If you are a holder of Janus Henderson Group plc U.K. Depositary Interests (“U.K. DIs”), you will not automatically be entitled to vote directly at the special meeting. Instead, such holders (each a “U.K. DI Holder”) will need to inform the Depositary at csnditeam@computershare.co.uk by 9:00 a.m. London time on April 9, 2026 if you hold your U.K. DIs through CSN or April 10, 2026 if you hold your U.K. DIs through CREST that they would like to attend the special meeting and vote thereat. The Depositary will provide a Letter of Representation with respect to the relevant U.K. DI Holder that will enable such UK DI Holder, or a representative thereof, to attend, ask questions and vote the Shares underlying the U.K. DIs at the special meeting on the Depositary’s behalf. The completed Letter of Representation must be brought to the special meeting to gain access to the meeting. Any U.K. DI Holders that do not follow the above process will be unable to attend, ask questions, or vote in person at the special meeting.

Q:
What proposals will be considered at the special meeting?

A:
At the special meeting, you will be asked to consider and vote on:

•
a proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger;

•
a proposal to adjourn the special meeting to a later date or time as determined by the chair of the special meeting, if necessary, to solicit additional proxies in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, if there are insufficient votes at the time of the special meeting to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger; and

•
a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Janus Henderson’s named executive officers that is based on or otherwise relates to the merger, as discussed in the section entitled “Special Factors — Interests of Directors and Executive Officers in the Merger,” beginning on page 63.

Pursuant to Janus Henderson’s articles of association, only the matters set forth in the notice of the special meeting may properly be brought before the special meeting.
Q:
What vote is required to approve each of the proposals?

A:
The proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, requires approval by special resolution. This means that, for such resolution to be passed, at least two-thirds (2/3) of the total number of votes cast at the special meeting must be cast in favor of such resolution. Abstentions and, assuming a quorum is present, failures to vote will have no effect on the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger.

The adjournment proposal and the non-binding compensation advisory proposal require approval by ordinary resolution, which means that for such resolutions to be passed, they must be approved by the affirmative vote of a majority of the votes cast at the special meeting or by proxy at the special meeting on such matter. Abstentions and failures to vote will have no effect on approval of the adjournment proposal or the non-binding compensation advisory proposal.
Q:
What is the Special Committee, and what role did it play in evaluating the merger?

A:
The Board formed the Special Committee comprised solely of disinterested members of the Board who were determined by the Board to be independent of Trian and General Catalyst to, among other things, explore strategic transactions outside of the ordinary course of business and review, evaluate and negotiate the merger agreement and the transactions contemplated thereby together with its own independent legal and financial advisors, and take all other actions that are, in the opinion of the Special Committee, necessary or desirable in connection with its authority. The Special Committee, with the assistance of its own independent financial and legal advisors and, where appropriate, Janus Henderson’s management and Janus Henderson’s outside legal advisor, evaluated and negotiated the merger agreement, the Voting and Rollover Agreement, the limited guarantees, the equity commitment letters and the transactions contemplated by the merger agreement, including the merger and evaluated other strategic alternatives for Janus Henderson. The Special Committee ultimately unanimously (i) determined that the merger agreement and the transactions contemplated by the merger agreement (including the merger) are in the best interests of the Company and (ii) recommended that the Board (A) resolve as required by Article 127E(1) of the Companies Law in the opinion of the directors voting for the resolution, that the merger agreement and the transactions contemplated by the merger agreement (including the merger) are in the best interests of the Company; (B) approve, adopt and declare advisable the merger agreement and the transactions contemplated by the merger agreement (including the merger); (C) direct that the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement (including the merger) be submitted to a vote at a meeting of the Company’s shareholders; (D) recommend the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement (including the merger) by the Company’s shareholders pursuant to Article 127F(1) of the Companies Law; and (E) approve, adopt and declare advisable the Voting and Rollover Agreement and the limited guarantees.
For additional information regarding the Special Committee’s recommendation to the Board, please see the sections entitled “Special Factors — Background of the Merger” beginning on page 25 and “Special Factors — Recommendation of the Special Committee,” beginning on page 38.
Q:
How does the Board recommend that I vote on the proposals?

A:
After careful consideration, based, in part, on the unanimous recommendation of the Special Committee, the members of the Board that approved the merger unanimously resolved as required by Article 127E(1) of the Companies (Jersey) Law 1991 (as amended, modified or re-enacted from time to time, the “Companies Law”) in the opinion of the directors voting for the resolution, that the merger agreement and the transactions contemplated thereby (including the merger) are in the best interests of the Company and its shareholders and unanimously recommend that you vote “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, “FOR” the proposal to adjourn the special meeting to a later date or time if necessary and “FOR” the non-binding compensation advisory proposal.

For a discussion of the factors that the Special Committee and the Board considered in determining to recommend the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement, including the merger, please see the section entitled “Special Factors — Reasons for Recommending the Approval and Adoption of the Merger Agreement and the Transactions Contemplated by the Merger Agreement, Including the Merger,” beginning on page 38.
In addition, in considering the recommendation of the Board with respect to the merger and the other transactions contemplated by the merger agreement, you should be aware that some of our directors and executive officers have interests that are different from, or in addition to, the interests of Janus Henderson’s shareholders generally. See the section entitled “Special Factors — Interests of Directors and Executive Officers in the Merger,” beginning on page 63.
Q:
Will the Company continue to pay a quarterly dividend?

A:
No. The Company has suspended the payment of its regular quarterly dividend from and after the signing of the merger agreement.

Q:
Do I need to attend the special meeting?

A:
No. It is not necessary for you to attend the special meeting in order to vote your Shares. You may vote by telephone, through the internet or by mail in advance of the special meeting, as described in more detail below.

Q:
How many Shares need to be represented at the special meeting?

A:
The presence at the special meeting, by in person attendance or by proxy, of the holders of at least one-third (1/3) of the Shares issued and outstanding (excluding any Shares held in treasury) and entitled to vote constitutes a quorum for considering the proposals. As of the close of business on the record date, there were 154,075,608 Shares outstanding. If you are a Janus Henderson shareholder as of the close of business on the record date and you vote by mail, by telephone, through the internet or in person at the special meeting, you will be considered part of the quorum. If you are a “street name” holder of Shares and you provide your bank, broker, trust or other nominee with voting instructions, then your Shares will be counted in determining the presence of a quorum. If you are a “street name” holder of Shares and you do not provide your bank, broker, trust or other nominee with voting instructions, then your Shares will not be counted in determining the presence of a quorum.

All Shares voted by shareholders that attend the special meeting in person or by proxy, which are entitled to vote at the special meeting, regardless of how such Shares are voted or whether such shareholders have indicated on their proxy that they are abstaining from voting, will be counted in determining the presence of a quorum. In the absence of a quorum, the special meeting may be adjourned.
Q:
Why am I being asked to consider and cast a non-binding advisory vote to approve the compensation that may be paid or become payable to Janus Henderson’s named executive officers that is based on or otherwise relates to the merger?

A:
In July 2010, the SEC adopted rules that require companies to seek a non-binding advisory vote to approve certain compensation that may be paid or become payable to their named executive officers that is based on or otherwise relates to corporate transactions such as the merger. In accordance with the rules promulgated under Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Janus Henderson is providing its shareholders with the opportunity to cast a non-binding advisory vote on compensation that may be paid or become payable to Janus Henderson’s named executive officers in connection with the merger. For additional information, see the section entitled “Proposal 3: Non-Binding Compensation Advisory Proposal,” beginning on page 92.

Q:
What will happen if Janus Henderson’s shareholders do not approve the non-binding compensation advisory proposal?

A:
The vote to approve the non-binding compensation advisory proposal is a vote separate and apart from the vote to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger. Approval of the non-binding compensation advisory proposal is not a condition to completion of the merger, and it is advisory in nature only, meaning that it will not be binding on Janus Henderson or Parent or any of their respective subsidiaries. Accordingly, if the merger and the other transactions contemplated by the merger agreement are approved by Janus Henderson’s shareholders and the merger is completed, the compensation that is based on or otherwise relates to the merger will be payable to our named executive officers even if this proposal is not approved.

Q:
How will Janus Henderson’s directors and executive officers and certain other shareholders vote on the merger proposal?

A:
Janus Henderson’s directors and executive officers have informed Janus Henderson that, as of the date of this proxy statement, they intend to vote all of their Shares in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, the adjournment proposal and the non-binding compensation advisory proposal. As of March 6, 2026 (the “measurement date”), Janus Henderson’s directors and executive officers beneficially owned, in the aggregate, approximately 0.3% of the voting power of the Shares outstanding (such figure excludes the approximately 20.7% beneficially owned by the Trian Shareholder). For more information, see the section of this proxy statement captioned “Special Factors — Intent of Janus Henderson’s Directors and Executive Officers to Vote in Favor of the Merger.”

The Trian Shareholder, who beneficially owned approximately 20.7% of the Shares outstanding as of the measurement date, entered into the Voting and Rollover Agreement, pursuant to which the Trian Shareholder agreed to vote all of its Shares in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, as well as the adjournment proposal, subject to the terms and conditions contained in the Voting and Rollover Agreement. The proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, requires approval by special resolution. This means that, for such resolution to be passed, at least two-thirds (2/3) of the total number of votes cast at the special meeting must be cast in favor of such resolution. The votes cast by the Trian Shareholder at the special meeting will count towards the requirement for the merger proposal to be approved by at least two-thirds (2/3) of the total number of votes cast at the special meeting. For more information, see the sections of this proxy statement entitled “Special Factors — Intent of Certain Shareholders to Vote in Favor of the Merger” and “Voting and Rollover Agreement,” as well as the full text of the Voting and Rollover Agreement, attached as Annex B to this proxy statement, which is incorporated by reference in this proxy statement in their entirety.
Q:
Do any of Janus Henderson’s directors or officers have interests in the merger that may differ from those of Janus Henderson’s shareholders generally?

Yes. In considering the recommendations of the Special Committee and the Board with respect to the merger, you should be aware that, aside from their interests as holders of Shares and equity awards, some of Janus Henderson’s directors and executive officers have interests in the merger that are different from, or in addition to, your interests as a shareholder. The Special Committee and the Board were aware of and considered these interests to the extent that they existed at the time, among other matters. For more information, see the section of this proxy statement entitled “Special Factors — Interests of Directors and Executive Officers in the Merger,” beginning on page 63.
Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement and the Annexes attached to this proxy statement as well as documents referred to or incorporated by reference in the proxy statement, including the related Schedule 13E-3, please vote your Shares in one of the ways described below as soon as possible. Whether or not you plan to attend the special meeting, please vote by internet or telephone, or mark, sign, date and return your WHITE proxy card by mail, so that your shares are represented at the meeting. If you plan to attend the meeting, please check the “Special Meeting” box on your WHITE proxy card so that we may send you an admission card. You will be entitled to one vote for each Share that you owned on the record date. (Beneficial shareholders who hold their shares through a bank, broker or other nominee are required to obtain and submit a “legal proxy” from such bank, broker or other nominee in order to vote in person at the special meeting).

Q:
How do I vote if I am a shareholder of record?

A:
You may vote by:

•
submitting your proxy by calling the telephone number printed on your enclosed WHITE proxy card;

•
submitting your proxy through the internet by following the instructions on your enclosed WHITE proxy card;

•
submitting your proxy by completing, signing and dating each WHITE proxy card you receive and returning it by mail in the enclosed prepaid envelope; or

•
casting your vote in person at the special meeting. The special meeting starts at 9:00 a.m. Denver time.

To facilitate timely receipt of your proxy, we encourage you to vote via the internet or telephone following the instructions on the enclosed WHITE proxy card promptly. If you are submitting your proxy by telephone or through the internet, your voting instructions must be received by 11:59 p.m., Denver time, on the day before the special meeting.
Submitting your proxy by mail, by telephone or through the internet will not prevent you from casting your vote in person at the special meeting. You are encouraged to submit a proxy by mail, by telephone or through the internet even if you plan to attend the special meeting to ensure that your Shares are represented at the special meeting.
If you return a validly executed WHITE proxy card, but do not mark the boxes showing how you wish to vote, your Shares will be voted “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, “FOR” the approval of the proposal to adjourn the special meeting if necessary and “FOR” the approval of the non-binding compensation advisory proposal.

Q:
What is the difference between holding Shares as a shareholder of record and as a beneficial owner?

A:
If your Shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect those Shares, to be the “shareholder of record.” In this case, this proxy statement and your WHITE proxy card have been sent directly to you by the Company. As a shareholder of record, you have the right to vote, grant your voting rights directly to the Company or to a third party or to vote in person at the special meeting.

If your Shares are held through a broker, bank or other nominee, you are considered the “beneficial owner” of the Shares held in “street name.” In that case, this proxy statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those Shares, to be the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Shares by following their instructions for voting. You are also invited to attend the special meeting. However, because you are not the shareholder of record, you may not vote your Shares in person at the special meeting unless you request and obtain a valid proxy from your broker, bank or other nominee.
Q:
If my Shares are held for me by a bank, broker, trust or other nominee, will my bank, broker, trust or other nominee vote those Shares for me with respect to the proposals?

A:
Your bank, broker, trust or other nominee will NOT be able to vote your Shares at the special meeting unless you have properly instructed your bank, broker, trust or other nominee on how to vote. You should instruct your bank, broker, trust or other nominee on how to vote your Shares with respect to the proposals, using the instructions provided by your bank, broker, trust or other nominee. You may be able to vote by telephone or through the internet if your bank, broker, trust or other nominee offers these options. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee.

Q:
Who will count the votes?

A:
Computershare, our independent tabulating agent, will count the votes and act as the inspector of elections.

Q:
Where can I find the voting results of the Special Meeting?

A:
The Company intends to announce preliminary voting results at the special meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the special meeting. All reports that the Company files with the SEC are publicly available when filed.

Q:
What if I fail to instruct my bank, broker, trust or other nominee how to vote?

A:
Your bank, broker, trust or other nominee will NOT be able to vote your Shares, unless you have properly instructed your bank, broker, trust or other nominee on how to vote. In accordance with applicable rules, banks, brokers and other nominees who hold Shares in “street name” for their customers do not have discretionary authority to vote the Shares with respect to the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger. Accordingly, Shares held in “street name” (that is, Shares held through a bank, broker or other nominee) will not be voted unless the bank, broker or nominee has received voting instructions from its customer.

The proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, requires approval by special resolution. This means that, for such resolution to be passed, at least two-thirds (2/3) of the total number of votes cast at the special meeting must be cast in favor of such resolution. The adjournment proposal and the non-binding compensation advisory proposal each require approval by ordinary resolution. This means that, for each resolution to be passed, at least one-half of the total number of votes cast at the special meeting must be cast in favor of such resolution. Assuming a quorum is present, the failure to provide your nominee with voting instructions will have no effect on any of (i) the proposal to approve the merger agreement and the transactions contemplated by the merger agreement, including the merger, (ii) the adjournment proposal or (iii) the non-binding compensation advisory proposal because such Shares will not count as present and voting. However, it is still important that you vote and you are encouraged to communicate with your bank, broker, trust or other nominee on how to vote as any failure to vote will cause your Shares to not be included in the calculation of the number of Shares present at the special meeting for purposes of determining whether a quorum is present and, as set forth herein, the Special Committee and the Board also recommend you vote “FOR” all proposals.
Q:
May I change my vote after I have mailed my WHITE proxy card or after I have submitted my proxy by telephone or through the internet?

A:
Yes. You may revoke your proxy or change your vote at any time before the proxy is exercised at the special meeting. You may revoke your proxy by delivering a signed written notice of revocation stating that the proxy is revoked and bearing a date later than the date of the proxy to Janus Henderson’s Company Secretary at Janus Henderson Group plc, Attn: Company Secretary, 151 Detroit Street, Denver, Colorado 80206. You may also change your vote by submitting another later-dated proxy by telephone or through the internet in accordance with the instructions on the enclosed WHITE proxy card. You may also submit a later-dated, validly executed WHITE proxy card relating to the same Shares. If you voted by completing, signing, dating and returning the enclosed WHITE proxy card, you should retain a copy of the voter control number found on the WHITE proxy card in the event that you later decide to revoke your proxy or change your vote by telephone or through the internet. Alternatively, your proxy may be revoked or changed by attending the special meeting and voting at the meeting in person. However, simply attending the special meeting without voting will not revoke or change your proxy. “Street name” holders of Shares should contact their bank, broker, trust or other nominee to obtain instructions as to how to revoke or change their proxies.

If you have instructed a bank, broker, trust or other nominee to vote your Shares, you must follow the instructions received from your bank, broker, trust or other nominee to change your vote. U.K. DI Holders should contact the Depositary for instructions on how to revoke their proxies or change their vote or, if you submitted votes through the CREST electronic voting appointment service, using the procedures in the CREST manual.
All properly submitted proxies received by us before the special meeting that are not revoked or changed prior to being exercised at the special meeting will be voted at the special meeting in accordance with the instructions indicated on the proxies or, if no instructions were provided, “FOR” each of the proposals.
Q:
What does it mean if I receive more than one WHITE proxy card?

A:
If you receive more than one WHITE proxy card, it means that you hold Shares that are registered in more than one account. For example, if you own your Shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to mark, sign and return, a separate WHITE proxy card for those Shares because they are held in a different form of record ownership. Therefore, to ensure that all of your Shares are voted, you will need to submit your proxies by mailing in each WHITE proxy card you receive or voting all WHITE proxy cards you receive by telephone or through the internet by using the different control number(s) on each WHITE proxy card.

Q:
What happens if I sell my Shares before the special meeting?

A:
The record date for the special meeting is earlier than the expected date of completion of the merger. If you own Shares as of the close of business on the record date but transfer your Shares prior to the special meeting, you will retain your right to vote at the special meeting. However, in such a case, the right to receive the merger consideration will pass to the person who holds your Shares as of immediately prior to the Effective Time unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your Shares and each of you notifies the Company in writing of such special arrangements.

Q:
May I exercise dissenters’ rights or rights of appraisal in connection with the merger?

A:
You are not entitled to dissenting shareholders’ appraisal rights or other similar rights in connection with the merger or any of the transactions contemplated by the merger agreement.

Pursuant to Article 127FB of the Companies Law, following the approval by the Company shareholders of the merger at the special meeting, any Company shareholder has the right to apply to the Royal Court of Jersey on the grounds that the merger would unfairly prejudice their interests. An application to the Royal Court of Jersey objecting to the merger may not be made (i) more than twenty-one (21) days after the merger has been approved by the Company shareholders at the special meeting or (ii) by a Company shareholder if such shareholder voted in favor of the merger. The Companies Law does not preclude a member who fails to vote their Shares on the merger proposal from making such an application. In view of this, dissenters and abstainers may bring such an application to court.
On an application to the Royal Court of Jersey in objection of the merger, the court may, if satisfied that such application is well-founded, make an order as it thinks fit for giving relief in respect of the matters complained of, subject to certain rights of the Company and Merger Sub to terminate the merger. Such order will typically be tailored to the relief sought by the applicant but may include a restraint on the merger, impose conditions on the merger or provide for the purchase of the Shares of the applicant Janus shareholder, including by Janus Henderson itself.
If you are a “street name” holder of Shares (i.e., you beneficially own Shares for which your bank, broker, trust or other nominee is the registered holder), you are not a Company shareholder / holder of record within the meaning of the Companies Law. In order to make an application to the Royal Court of Jersey in objection of the merger pursuant to Article 127FB of the Companies Law it would be necessary for you to cause your Shares to be transferred directly to you. You should contact your bank, broker, trust or nominee through which you hold Shares in “street name” who should be able to advise you on process.
Q:
If I hold my Shares in certificated form, should I send in my stock certificates now?

A:
No. Shortly after the merger is completed, you will be sent a letter of transmittal that includes detailed written instructions on how to return your stock certificates. You must return your stock certificates in accordance with such instructions in order to receive the merger consideration. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATE(S) NOW.

Q:
When is the merger expected to be completed?

A:
We and Parent are working toward completing the merger as quickly as possible. We currently anticipate that the merger will be completed mid-2026, but we cannot be certain when or if the conditions to the merger will be satisfied or, to the extent permitted, waived. The merger cannot be completed until the conditions to closing are satisfied (or, to the extent permitted, waived), including the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement, including the merger by Janus Henderson’s shareholders and the receipt of certain regulatory approvals and client consents provided in the merger agreement. For additional information, see the section entitled “The Agreement and Plan of Merger — Conditions to the Merger,” beginning on page 115.

Q:
Are there any requirements if I plan on attending the special meeting?

A:
The special meeting of Janus Henderson shareholders will be held on April 16, 2026, at 9:00 a.m. Denver time. In order to be able to enter the special meeting, you will need the Control Number, which is included on your WHITE proxy card if you are a shareholder of record or included on your voting instruction form you received from your broker, bank or other nominee if you hold your Shares in “street name.”

Q:
Who can help answer my questions?

A:
For additional questions about the merger, assistance in submitting proxies or voting Shares, or additional copies of the proxy statement or the enclosed WHITE proxy card, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Shareholders may call toll-free at (877) 800-5192
Banks and brokers may call collect: (212) 750-5833
If your Shares are held for you by a bank, broker, trust or other nominee, you should also call your bank, broker, trust or other nominee for additional information.

SPECIAL FACTORS
The Merger
Janus Henderson is seeking the approval and adoption by Janus Henderson’s shareholders of the merger agreement Janus Henderson entered into on December 21, 2025, with Parent and Merger Sub, and the transactions contemplated by the merger agreement, including the merger. Under the terms of the merger agreement, subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into Janus Henderson. Janus Henderson will survive the merger as a wholly owned subsidiary of Parent.
Based, in part, on the unanimous recommendation of the Special Committee, the Board (other than those directors recusing themselves in accordance with applicable law) approved and adopted the merger agreement and the transactions contemplated by the merger agreement, including the merger, and the members of the Board that approved the merger unanimously, recommend that Janus Henderson’s shareholders vote “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger.
Upon completion of the merger, each Share that is issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) will be cancelled and automatically converted into the right to receive $49.00 per share in cash, without interest.
Following the completion of the merger, Janus Henderson will cease to be a publicly traded company and will become a wholly owned subsidiary of Parent.
Background of the Merger
The following chronology summarizes the key meetings and events that led to and immediately followed the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of or among the members of the Board, the members of the Special Committee, the representatives of the Company or the Special Committee, or other parties, or their respective financial advisors, legal advisors, affiliates or other representatives.
The Board and management team of the Company regularly review and assess the performance, strategy, competitive position, opportunities and prospects of the Company in light of the current business, economic and regulatory environments, as well as developments, opportunities and challenges in the asset management industry, with the goal of enhancing value for the Company’s shareholders. As part of this, the Board has, from time to time, considered a variety of strategic alternatives. These have included, among others, (1) the continuation of, and potential improvements to, current business plans; (2) the investment in, and development of, new products and services, and expansion into new markets; (3) capital raising activities; and (4) potential expansion opportunities through acquisitions, partnerships or other commercial relationships. On several occasions, third parties have expressed, at a high level, potential interest in strategic transactions with the Company, but, in the last two years, no proposals have been made to the Company for an acquisition of the entire company or a controlling stake in the Company or a merger involving the Company, except as described below.
On October 2, 2020, Trian publicly disclosed in a Schedule 13D filed with the SEC beneficial ownership of approximately 9.9% of the Company’s outstanding Shares and that Trian intended to engage in discussions with the Board and/or management of the Company regarding various strategic and operational initiatives that Trian believed could generate value, which included exploring certain strategic combinations (such as mergers, acquisitions or other extraordinary corporate transactions) with one or more companies in the asset management industry. Over the course of the following five years, Trian disclosed several increases to its investment in the Company through amendments to its Schedule 13D.
Following the initial disclosure of its equity interests in the Company, Trian and the Company engaged in a series of conversations, culminating in the execution of a Letter Agreement between the Company and Trian, dated February 1, 2022 (the “letter agreement”), under which Janus Henderson increased the size of its Board and appointed two Trian representatives to its Board. Trian disclosed these appointments, and beneficial ownership of approximately 16.7% of the Company’s outstanding Shares in an amendment to its Schedule 13D.

Trian ceased purchasing additional Shares after March 31, 2022, and on May 1, 2025, Trian disclosed beneficial ownership of approximately 20.23% of the Company’s outstanding shares in an amendment to its Schedule 13D, an increase in ownership percentage since March 31, 2022 resulting from the Company’s authorized share repurchase programs. As of the date of this proxy statement, funds and investment vehicles associated with Trian own approximately 20.7% of the outstanding Shares.
Trian regularly evaluates potential acquisition targets as part of its normal investment activities. As part of this evaluation, Trian has, from time to time, internally considered potential strategic transactions involving the Company, including a potential acquisition of the Company. While Trian has at various times considered internally strategic transactions involving the Company, no proposals were made by Trian to the Company, except as described below.
From time to time since Trian’s initial acquisition of an equity ownership interest in the Company and since its representatives joined the Board, representatives of Trian have discussed with members of the Board and senior management the Company’s strategic direction, ongoing business plans, capital structure and the potential benefits of obtaining a significant equity investment from one or more new third-party investors or entering into other strategic transactions, including those in which Trian might participate or facilitate financing. The Board had also frequently discussed and emphasized that partnering with additional institutional strategic partners was essential to accelerating the growth of the Company’s business.
On December 27, 2024, Mr. Dibadj, informed by his prior conversations with the Board, expressed to the Board the possibility that the Company could explore potential strategic investments by third parties in the Company and would be working with Trian on those matters. Thereafter, the Board unanimously approved senior management proceeding with strategic shareholder conversations for all purposes.
After the approval of the Board to proceed with strategic shareholder conversations, members of management, and, from time to time, representatives from Trian, met with a number of third parties (collectively referred to herein as the “Potential Investors”) to evaluate their potential interest in possible strategic transactions, which could include a broad range of possible structures (e.g., minority investment, majority investment, joint ventures, investment management mandates, distribution arrangements or even privatization of the Company). Those meetings included meetings with, among others, General Catalyst to consider artificial intelligence-based initiatives and representatives of QIA, MassMutual and Sun Hung Kai & Co. Limited, all of whom would later participate with Trian as investors in the Proposed Transaction. Overall, the Potential Investors indicated varying degrees of interest in possible strategic transaction structures, but, other than the written proposal otherwise ultimately made by Trian and General Catalyst on October 26, 2025, no proposals were made by any of the Potential Investors to the Company and at no point did discussions with the Potential Investors advance to negotiations with the Company on the terms of an investment, either alone or in partnership with Trian.
Given the wide range of various structures discussed with Potential Investors as permitted by the Board’s approved resolutions, the Company considered it was possible that a future transaction could involve Trian in some manner. While no proposal was made by Trian during this period and no negotiations were held between Trian and the Company regarding such a transaction during this time, senior management of the Company felt it prudent to be appropriately prepared should a proposal materialize.
On June 24, 2025, the Board held a meeting, which was also attended by members of management of the Company and representatives of Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), outside legal counsel to the Company. The Board discussed the status of discussions with Potential Investors. The representatives of Skadden, with the assistance and advice of Carey Olsen, discussed with the members of the Board their fiduciary duties in connection with the review and evaluation of any potential transaction with a substantial shareholder. Given that two members of the Board were associated with Trian, the representatives of Skadden discussed the concept of a special committee comprised of directors who would be independent of any substantial shareholder and disinterested with respect to a potential transaction, which committee would be empowered to retain its own counsel and financial advisors and to negotiate any potential transaction on behalf of the Company.
On October 25, 2025, Mr. Dibadj communicated to the Board that based on recent discussions with Trian and General Catalyst as part of the broader discussions with Potential Investors, it was his opinion that Trian and General Catalyst may be considering a proposal for a strategic transaction involving the Company.

On October 26, 2025, Mr. Peltz called Mr. Cassaday to inform him that Trian would be sending a written proposal for a potential strategic transaction.
Later on October 26, 2025, the Board received a letter from Trian and General Catalyst, which included a non-binding preliminary proposal (the “October 26 Proposal”) to acquire all of the outstanding Shares of the Company not already owned by Trian (the “Proposed Transaction”) for a purchase price of $46.00 per Share in cash. The October 26 Proposal indicated that Trian intended to roll over Shares of the Company that it beneficially owned as part of the Proposed Transaction. On October 27, 2025, Trian filed an amendment to its Schedule 13D with respect to the Company to disclose the October 26 Proposal.
Also on October 27, 2025, the Company issued a press release announcing the Board’s receipt of the October 26 Proposal and the Board’s intention to appoint a special committee comprised of independent, disinterested directors not affiliated with Trian or General Catalyst to consider the October 26 Proposal.
On October 27, 2025, the Board met, together with representatives of Company management, to discuss the October 26 Proposal, without the representatives of Trian on the Board present. At the meeting, it was noted that all members of the Board present at the meeting had confirmed that they have no interest in the matters and transactions which were to be discussed at the meeting that was required to be disclosed in order to comply with the Companies Law and the Company’s Articles. It was further noted that Trian’s representatives on the Board, who were not in attendance, had nonetheless disclosed that each has, by virtue of being designees of Trian, a relevant interest for purposes of Jersey law in the matters and transactions which were to be discussed at the meeting. Following those disclosures, the Board approved the formation of a special committee of independent and disinterested directors not affiliated with Trian or General Catalyst (the “Special Committee”), comprised of John Cassaday, Kevin Dolan and Anne Sheehan. Mr. Cassaday was appointed as Chair of the Special Committee. The members of the Special Committee were selected based on their knowledge of the Company and the industries in which it operates, their familiarity with and expertise related to complex corporate transactions, including mergers and acquisitions, and corporate governance, and the fact that they are all independent and disinterested directors, and were neither designated by nor affiliated with Trian or General Catalyst.
In its appointment of the Special Committee, the Board delegated to the Special Committee its powers, decisions, and actions (including the power and authority to represent the Company) to (a) consider and evaluate any strategic transaction with Trian, General Catalyst or their affiliated investment vehicles or funds, and exploring potential alternative strategic transactions outside of the ordinary course of business (collectively, “Special Committee Matters”), (b) negotiate (or oversee the negotiation of) and to reject any Special Committee Matter, (c) take such actions as it may deem necessary or desirable to consider, negotiate (or oversee the negotiation of) and evaluate the terms, conditions and advisability of any Special Committee Matter, including recommending in favor of or against any Special Committee Matter to the full Board and/or shareholders of the Company, (d) determine whether any Special Committee Matter is in the best interests of the Company and its shareholders and to report its recommendation to the full Board and/or the shareholders of the Company, (e) assist in the preparation and filing of any documents as may be required with respect to matters relating to, or arising from, any such Special Committee Matter, and (f) take all other actions that are, in the opinion of the Special Committee, necessary or desirable in connection with the foregoing.
Among other things, the Board also authorized the Special Committee to direct, oversee, and solicit and receive assistance and cooperation from any officers, employees, advisors, consultants, and agents of the Company and select and retain, at the Company’s expense, such legal, investment banking and other advisors and consultants as the Special Committee determined appropriate, in its sole discretion, to assist it in its activities and directed the officers, employees, advisors, consultants, and agents of the Company to cooperate with and provide assistance to the Special Committee and its advisors. The Board resolved not to authorize, approve or proceed with the Potential Transaction or any other strategic transaction outside of the ordinary course of business without the prior affirmative recommendation of the Special Committee. Throughout the Special Committee’s consideration and negotiation of the Proposed Transaction, the Special Committee, directly and through its legal and financial advisors, requested information from and held discussions with representatives of the Company’s management where necessary to inform its deliberations.

On October 31, 2025, the Special Committee engaged Wachtell, Lipton, Rosen & Katz (“Wachtell Lipton”) as its outside legal counsel following interviews of potential outside legal counsel and confirming that such engagement did not raise any conflicts in connection with the Proposed Transaction.
On November 2, 2025, the Special Committee met, together with representatives of Wachtell Lipton, to approve the engagement of Goldman Sachs as its independent financial advisor following interviews of potential financial advisors. The Special Committee also authorized Mr. Cassaday to negotiate the form, terms and conditions of the engagement agreement with Goldman Sachs, in consultation with the Special Committee’s legal counsel. The Special Committee selected Goldman Sachs based on its qualifications, expertise and familiarity with the Company’s business and industry. Mr. Cassaday led the Special Committee, together with representatives of Wachtell Lipton, through a discussion of the next stages of its consideration of the Proposed Transaction and other potential strategic alternatives. Representatives of Wachtell Lipton provided an overview of legal considerations and the Special Committee’s process in evaluating the October 26 Proposal and the Company’s other available strategic alternatives, including that the Special Committee was responsible for directing the process of considering, evaluating and negotiating the Proposed Transaction and potential strategic alternatives and had been delegated the authority to oversee such process by the Board. The Special Committee also determined to direct management to update and refine the Company’s standalone financial plan to be reviewed with the Special Committee and its financial advisor, and that the plan would need to be approved by the Special Committee before being provided to and discussed with Trian, General Catalyst or other potentially interested acquirors. The Special Committee also discussed the engagement of outside counsel to advise it with respect to Jersey law matters, and directed Wachtell Lipton to interview firms to potentially serve as Jersey outside counsel to the Special Committee. Following these interviews, the Special Committee selected Walkers (Jersey) LLP (“Walkers”) as its Jersey counsel.
On November 3, 2025, representatives of Goldman Sachs provided a customary relationship disclosure letter to the Special Committee.
On November 5, 2025, the Special Committee met, together with representatives of Goldman Sachs and Wachtell Lipton, and discussed, among other matters, the October 26 Proposal and the manner in which the Special Committee would further engage with Trian and General Catalyst and pursue engagement with other parties that might be viable and interested counterparties in a potential strategic transaction with the Company. In furtherance of the Special Committee’s objectives to consider and evaluate any strategic transaction with Trian and General Catalyst, and explore potential alternative strategic transactions outside of the ordinary course of business, the Special Committee determined that the Company should issue a press release announcing the Special Committee’s engagement of Goldman Sachs and Wachtell Lipton.
Later on November 5, 2025, representatives of Debevoise & Plimpton LLP, outside legal counsel to Trian and General Catalyst (“Debevoise”), shared with Wachtell Lipton draft forms of confidentiality agreements (the “Confidentiality Agreements”) proposed to be entered into between the Company and Trian and General Catalyst, respectively.
On November 7, 2025, Mr. Dibadj asked Mr. Cassaday about speaking with Trian and General Catalyst to offer perspectives regarding potential investors that had expressed (or might in the future express) an interest in participating with Trian and General Catalyst in funding the Proposed Transaction. On November 11, 2025, Mr. Dibadj noted that he has been and may continue to be asked to address questions regarding the Proposed Transaction by existing and potential business partners and investors who may be interested in learning more about the Proposed Transaction from Trian and General Catalyst. Mr. Dibadj noted the same to the full Special Committee in an update on November 13, 2025. Mr. Cassaday, with the support of the rest of the Special Committee, provided approval for Mr. Dibadj to meet with investors interested in potentially working with Trian and General Catalyst and to refer potentially interested parties to Trian. Following this approval, members of the Company’s management met with, among others, QIA and Sun Hung Kai & Co. Limited, to continue to discuss a range of potential strategic transactions, including the Proposed Transaction, and, in connection therewith, to discuss the Company’s business generally. At no time in these discussions did the Company’s management engage in any negotiation of any of the terms of the Proposed Transaction or make any proposal regarding the go-forward role of management in any Proposed Transaction.

On November 10, 2025, the Company issued a press release announcing that the Special Committee had retained Goldman Sachs as its financial advisor and Wachtell Lipton as its legal counsel.
On November 11, 2025, Victory Capital Holdings, Inc., a potential strategic counterparty in the traditional investment management industry, which is smaller than the Company and which we refer to as “Victory Capital,” contacted a representative of Goldman Sachs to express preliminary interest in discussing a transaction with the Company. Victory Capital was the only third party to proactively reach out to Goldman Sachs expressing interest in a potential transaction.
On November 14, 2025, the Special Committee met, with representatives of the Company’s management, Goldman Sachs, Wachtell Lipton, and Skadden present. At the Special Committee’s request, Mr. Dibadj reported on the perspectives of employees and other stakeholders regarding the public announcement of the October 26 Proposal. He noted that protracted uncertainty about the future of the Company could result in attrition of key personnel and that investment consulting and advisory firms that direct client funds to the Company were seeking reassurance regarding the stability of the Company and its investment process. Mr. Dibadj explained that prolonged uncertainty regarding the future of the Company risked stalling the Company’s progress in improving its standing with those firms and the likelihood that those firms would recommend the Company as an asset manager. Following the discussion with representatives of management and Skadden, who thereafter departed the meeting, the members of the Special Committee discussed the manner in which the Special Committee should solicit and consider other transaction proposals. Representatives of Goldman Sachs and Wachtell Lipton reviewed various considerations that the Special Committee should take into account in soliciting and evaluating transaction proposals, including value, certainty of consummation, acquisition currency and financing and, in transactions in which Company shareholders would receive an equity interest in the acquiring company, the strategic fit of the two companies party to the transaction and the prospects of the combined company. Representatives of Wachtell Lipton also reviewed the fiduciary duties of the directors, with the assistance and advice of Walkers. Representatives of Goldman Sachs then discussed potential outreach, on a confidential basis, to other potentially viable counterparties in a strategic alternative transaction with the Company. Following discussion of potential counterparties, including potential strategic partners in the asset management industry as well as financial sponsors, the Special Committee selected six potential counterparties in addition to Victory Capital, which the Special Committee believed could potentially be viable counterparties in a strategic alternative transaction with the Company, across a range of industries and geographies, and directed the representatives of Goldman Sachs to contact such counterparties, including Victory Capital, to assess their levels of interest in pursuing a transaction with the Company and encourage such counterparties to submit a written proposal for the Special Committee’s consideration. Representatives of Wachtell Lipton also reviewed with the Special Committee the negotiation and key terms of the Confidentiality Agreements proposed to be entered into with Trian and General Catalyst. The Special Committee authorized finalizing the Confidentiality Agreements, and thereafter the provision of preliminary due diligence materials to Trian and General Catalyst.
On November 18, 2025, representatives of Goldman Sachs held a call with Victory Capital to discuss its interest in a transaction with the Company. At the direction of the Special Committee, representatives of Goldman Sachs encouraged Victory Capital to submit a written proposal for the Special Committee’s consideration by November 24. In addition, representatives of Goldman Sachs contacted six other parties to assess their levels of interest in pursuing a transaction with the Company.
On November 19, 2025, the Board met, with representatives of Goldman Sachs, Skadden, and Wachtell Lipton present, to discuss the status of the process being undertaken by the Special Committee, with representatives of Trian on the Board not in attendance. Among other items, Mr. Cassaday updated the Board on the negotiation of the Confidentiality Agreements and the diligence requests that had been submitted by Trian and General Catalyst, and the outreach by Victory Capital. Throughout the negotiation of the Proposed Transaction and through the execution of the merger agreement and the other transaction agreements, the Special Committee kept the Board (excluding representatives of Trian) apprised of the status of its process and evaluation.
On November 20, 2025, following the Special Committee’s negotiation of the terms of the Confidentiality Agreements, the Company executed the Confidentiality Agreement with Trian and, on November 24, 2025, executed a Confidentiality Agreement with General Catalyst.

On November 24, 2025, the Special Committee received a preliminary non-binding letter from Victory Capital in which Victory Capital proposed to acquire all of the outstanding Shares of the Company for a price per Share in the range of $50 to $52, comprised of $30 per Share in cash with the balance to be paid in shares of the common stock of Victory Capital (the “Initial Victory Capital Proposal”). The Initial Victory Capital Proposal did not specify any exchange ratio or other information about the proposed stock consideration, but noted that Victory Capital assumed significant cost synergies. The Initial Victory Capital Proposal was conditioned on Victory Capital shareholder approval and a voting agreement as well as a detailed due diligence review of the Company’s current clients, long-term business plan, compensation process, investment process and material contracts, among other topics, and indicated that Victory Capital could aim to be in a position to execute definitive agreements by year end.
On November 25, 2025, the Special Committee held a meeting, with representatives of management, Goldman Sachs, Skadden, and Wachtell Lipton present, to review management’s financial projections and standalone plan for the business. Mr. Dibadj reviewed management’s projections and the assumptions, variables and risks underlying them, noting the inherent limitations in the projections, including as a result of the difficulty of forecasting results in the asset management industry and factors beyond the Company’s control, including the correlation of business performance to general equity market performance, as well as structural and demographic headwinds facing the industry and the Company in particular given the characteristics of its client base. Representatives of Goldman Sachs then reviewed with the Special Committee preliminary benchmarking analyses of management’s projections relative to estimated financial metrics of selected asset management companies based on research and consensus estimates of industry research analysts. Following the discussion, the Special Committee approved the provision of the management projections to representatives of Trian and General Catalyst for the purpose of their evaluation of the Proposed Transaction and approved the use of the management projections by Goldman Sachs for purposes of Goldman Sachs’ financial analysis. The Special Committee then authorized due diligence materials to be made available to Trian and General Catalyst in a virtual data room later that day. The Special Committee also directed Wachtell Lipton to begin preparing draft legal documentation for the Proposed Transaction in the event the Special Committee determined to pursue such a transaction.
Also, at the November 25, 2025 meeting of the Special Committee, following the departure of representatives of management and Skadden from the meeting, representatives of Goldman Sachs reviewed the feedback received from the potential counterparties they had contacted at the direction of the Special Committee in order to assess their respective interest in pursuing a potential strategic transaction with the Company. Of the potential counterparties Goldman Sachs contacted, three indicated they would not be interested in pursuing a transaction with the Company. Three others indicated they were continuing to evaluate the opportunity, but each had expressed reservations, and none had submitted any proposal or indication of interest. With respect to the Initial Victory Capital Proposal, the members of the Special Committee discussed with representatives of Goldman Sachs and Wachtell Lipton that Victory Capital had not provided adequate detail to evaluate the proposed stock consideration, including any details about the exchange ratio or a methodology for calculating the exchange ratio, or Victory Capital’s financing plans or required approvals. The members of the Special Committee, along with representatives of Goldman Sachs and Wachtell Lipton, also discussed that the Initial Victory Capital Proposal assumed significant cost synergies in the potential transaction, and that those figures would need to be vetted and substantiated in light of the proposed stock consideration, as well as that a Victory Capital shareholder vote would be required to consummate the proposed transaction and that Victory Capital would require a voting agreement, which the Special Committee understood to mean a voting commitment from Trian. The members of the Special Committee, along with representatives of Goldman Sachs and Wachtell Lipton, discussed Victory Capital’s ability to obtain financing at the level required, which would require a significant amount of leverage relative to Victory Capital’s small size, and also discussed that if Trian did not support a transaction with Victory Capital, shareholder approval of such a transaction would require a significant proportion of other Company shareholders to vote in favor of the transaction in light of the supermajority approval requirements under applicable Jersey law. Representatives of Wachtell Lipton reviewed the level of support that would be required depending on the size of the quorum achieved at a Company shareholder meeting held to approve a transaction. The Special Committee then directed representatives of Goldman Sachs and Wachtell Lipton to develop a list of follow-up questions for Victory Capital in order to clarify Victory Capital’s proposal, including with respect to the proposed stock consideration, Victory Capital’s financing, the required approvals and the proposed voting agreement. The Special Committee directed representatives of

Goldman Sachs to convey the follow-up questions to Victory Capital’s and its representatives so that the Special Committee could better evaluate Victory Capital’s proposal.
Later that day, members of Company management provided a presentation of management’s financial projections for the Company and further business details regarding the Company to representatives of Trian and General Catalyst, which representatives of Goldman Sachs also attended.
On December 1, 2025, the Special Committee met, with representatives of Goldman Sachs and Wachtell Lipton present. Representatives of Goldman Sachs discussed the responses of representatives of Victory Capital to the questions conveyed to Victory Capital at the direction of the Special Committee by Goldman Sachs to clarify the Initial Victory Capital Proposal. Representatives of Goldman Sachs noted that, on November 26, 2025, the representatives of Victory Capital had explained that they had not yet engaged any financing banks and that they were not yet able to provide any further details about the exchange ratio or the synergies assumed by the Initial Victory Capital Proposal. The representatives of Goldman Sachs also noted that Victory Capital’s representatives had clarified that the transaction proposed by Victory Capital would require approval by Victory Capital’s shareholders and that Victory Capital’s proposal was conditioned on securing a voting agreement from Trian. Mr. Cassaday then reported that, in connection with the Special Committee’s evaluation of the Initial Victory Capital Proposal, he had asked a representative of Trian whether Trian would support a proposal from a third party, and the representative of Trian had conveyed to him that Trian had no intention of supporting a bid other than its own or in participating with another bidder in any transaction other than the Proposed Transaction.
Representatives of Goldman Sachs then reviewed Goldman Sachs’ preliminary financial analysis of the Company, based on the projections that had been provided by management and previously reviewed with the Special Committee. Representatives of Goldman Sachs then reported that none of the seven parties other than Victory Capital that Goldman Sachs had contacted at the Special Committee’s direction in order to assess those parties’ potential interest in a potential strategic transaction with the Company had made a proposal or followed up with Goldman Sachs, and that four of those parties had indicated to Goldman Sachs that they had no interest in a transaction with the Company. The members of the Special Committee discussed the risks underlying the management projections, including macroeconomic risks beyond the Company’s control, and the Special Committee’s assessment that the Company faced “key person” risk that could impact the Company’s ability to execute management’s standalone plan in the event of attrition of key members of senior management, including the Chief Executive Officer. After discussion, the Special Committee determined to continue to engage with Trian and General Catalyst but to convey to them that the price offered in their October 26 Proposal was inadequate, and directed Mr. Cassaday to contact Trian in order to encourage Trian and General Catalyst to increase the price contemplated by the October 26 Proposal.
On December 1, 2025, Mr. Cassaday called Mr. Peltz to discuss the October 26 Proposal. Mr. Cassaday noted that the Special Committee had considered the October 26 Proposal and believed the offer price per Share should be increased to reflect the underlying value of the business supported by the management financial projections that had been provided to Trian and General Catalyst. Mr. Peltz indicated that Trian and General Catalyst would consider the feedback of the Special Committee and also expressed that executing a definitive agreement prior to year-end would be important because certain of Trian’s and General Catalyst’s financing commitments may no longer be available if a definitive agreement were not executed before year end.
On December 2, 2025, Mr. Peltz called Mr. Cassaday and conveyed that Trian and General Catalyst would be willing to increase their offer price to $46.50, and clarified that Trian and General Catalyst’s proposal contemplated that the Company would cease to pay its regular dividend following its entry into the merger agreement (the “December 2 Proposal”). Trian and General Catalyst maintained their position on ceasing the dividend throughout negotiations.
On December 4, 2025, the Special Committee met, with representatives of Goldman Sachs and Wachtell Lipton present. Representatives of Goldman Sachs discussed the most recent communications with representatives of Victory Capital. In the course of discussions between representatives of Goldman Sachs and representatives of Victory Capital, Victory Capital’s representatives had reiterated to representatives of Goldman Sachs that Victory Capital would have no interest in pursuing the Initial Victory Capital Proposal if Trian would not sign a voting agreement. Following this discussion, Mr. Cassaday reported on his most recent conversation with Mr. Peltz, and relayed the December 2 Proposal. The members of the Special Committee discussed potential responses to Trian and General Catalyst, including a counterproposal with respect to price and the flexibility to pay the Company’s regular dividend. After discussion, the Special Committee directed representatives of Goldman Sachs to propose that Trian and General Catalyst pay $52.00 per Share to acquire the Company. Representatives of Wachtell Lipton then reviewed the terms of a draft merger agreement and draft voting agreement prepared by Wachtell Lipton together with Skadden. After discussion, the Special Committee directed Wachtell Lipton to finalize its drafts of the merger agreement and voting agreement as reviewed with the Special Committee and deliver them to representatives of Trian and General Catalyst in the coming days, while price negotiations continued.
Following the meeting, on December 5, 2025, at the direction of the Special Committee, representatives of Goldman Sachs delivered the Special Committee’s counterproposal to representatives of Trian and General Catalyst.
Later on December 5, 2025, the Special Committee held a meeting with representatives of Goldman Sachs and Wachtell Lipton present to discuss the feedback from Trian and General Catalyst to the Special Committee’s counterproposal of $52.00 per Share and the continued payment of the Company’s regular quarterly dividend prior to the completion of the Proposed Transaction. Representatives of Goldman Sachs reported to the Special Committee that representatives of Trian and General Catalyst had responded to the counterproposal by explaining that they were quite far apart on the price per Share to acquire the Company. Representatives of Goldman Sachs also reported that Trian and General Catalyst had indicated that their view of price reflected their perception of risks in management’s plan. The Special Committee directed representatives of Goldman Sachs to continue discussions with Trian and General Catalyst to improve the price contemplated by the December 2 Proposal.
On December 7, 2025, at the direction of the Special Committee, Wachtell Lipton sent a draft of the merger agreement and the voting agreement to Debevoise.
Following a discussion on December 6, 2025 during which representatives of Goldman Sachs discussed further with Victory Capital’s representatives Victory Capital’s proposal and condition on securing a voting agreement from Trian, on December 8, 2025, the Special Committee received a second unsolicited preliminary non-binding letter from Victory Capital (the “Revised Victory Capital Proposal”). The Revised Victory Capital Proposal was on substantially identical terms as the Initial Victory Capital Proposal, except that the Revised Victory Capital Proposal had been revised to contemplate completion of due diligence and execution of definitive agreements in mid-January, rather than by year-end, as had been contemplated by the Initial Victory Capital Proposal, and removed a reference in the Initial Victory Capital Proposal to a voting agreement that Victory Capital had previously conveyed it would require from Trian, instead remaining silent on the need for a voting agreement.
Later that day, the Special Committee met, with representatives of Goldman Sachs and Wachtell Lipton present, to discuss the Revised Victory Capital Proposal. The members of the Special Committee discussed the extension of Victory Capital’s proposed timeline as well as the fact that, notwithstanding the revision to the Initial Victory Capital Proposal, Victory Capital had not affirmatively committed to transact without a voting commitment from Trian, and had previously stated to representatives of Goldman Sachs on several prior occasions that it would not proceed with a transaction without a commitment from Trian to support its proposal. The Special Committee discussed, with input from representatives of Wachtell Lipton and Goldman Sachs, that Trian had previously conveyed it did not intend to support another bidder’s proposal, and that, in light of the supermajority shareholder approval requirements under Jersey law, a proposal that Trian did not support would require approval by a significant proportion of other Company shareholders, which the Special Committee believed would be difficult to obtain. The Special Committee further discussed that the transaction contemplated by Victory Capital would, because of its emphasis on significant cost synergies, among other reasons, potentially precipitate key person attrition and significant client concerns. The Special Committee noted its belief that, as a result of such risks, the boards of directors of Company investment funds would be less likely to support the Revised Victory Capital Proposal, presenting another consummation risk underlying the Revised Victory Capital Proposal, given the market practice in acquisitions of asset management firms for the closing to be conditioned on the consent of a significant percentage of firm investment funds and clients. The Special Committee also discussed the uncertainty and contingencies in the Revised Victory Capital Proposal, including around financing and the stock consideration. In light of these considerations, the members of the Special Committee determined that the Revised Victory Capital Proposal did not change their view that Victory Capital proposal was not currently actionable and not in the interests of the Company to pursue.
On December 12, 2025, Debevoise sent a revised draft of the merger agreement to Wachtell Lipton, which, among other points, added a closing condition related to the amount of the Company’s cash at closing, as well as limitations on the buyer’s reasonable best efforts obligations to obtain required regulatory approvals, a requirement for the Company to reimburse Parent for transaction expenses incurred by it or on its behalf in the event the merger agreement is terminated because Company shareholders do not approve the transaction and proposed a decrease in the proposed reverse termination fee payable by Parent in certain circumstances in which it breaches the merger agreement or fails to close the transaction when required. Subsequent to the receipt of that revised draft, representatives of Debevoise also conveyed to representatives of Wachtell Lipton their proposal that the closing condition regarding the consent of investment advisory clients of the Company require that investment advisory clients representing at least eighty percent (80%) of the aggregate annualized investment advisory or similar fees relative to a measurement date consent to the Proposed Transaction (the Company had previously proposed a threshold of seventy-five percent (75%)).
On the morning of December 15, 2025, Trian and General Catalyst sent a revised proposal to the Special Committee (the “December 15 Proposal”) to acquire all of the outstanding Shares for an increased purchase price of $47.00 per Share in cash. In addition, the December 15 Proposal detailed the sources that Trian and General Catalyst intended to use to finance the Proposed Transaction.
Later that day, the Special Committee met, with representatives of Goldman Sachs and Wachtell Lipton present, to discuss the December 15 Proposal and the status of negotiations with Trian and General Catalyst. Representatives of Goldman Sachs explained that, in a conversation with a representative of Trian and General Catalyst following the December 15 Proposal, it was clarified that Trian and General Catalyst had considered in the December 15 Proposal the impact of a performance-based fee the Company expected to receive as a result of the performance of its biotechnology investment fund. The representatives of Goldman Sachs noted that Company management had updated its financial projections for the Company in light of such impact, and the Special Committee approved the use of the updated management projections by Goldman Sachs for purposes of Goldman Sachs’ financial analysis. Representatives of Wachtell Lipton reviewed with the Special Committee the revised draft of the merger agreement received from Debevoise on December 12. The Special Committee then discussed, with input from representatives of Goldman Sachs and Wachtell Lipton, a potential counterproposal to Trian and General Catalyst at $50.00 per Share, with the Company permitted to pay its regular quarterly dividend following the execution of a merger agreement. The Special Committee discussed with the representatives of Goldman Sachs and Wachtell Lipton the next steps to be taken in the negotiation with Trian and General Catalyst, including that Goldman Sachs would seek more information about Trian’s and General Catalyst’s sources of financing and that the Special Committee would meet again the next day to finalize a counterproposal to Trian and General Catalyst. The Special Committee also discussed risks to the Company’s standalone plan, including that, following the public disclosure of the October 26 Proposal, the potential for a lack of clarity regarding the Company’s strategic direction, or perception that the Special Committee did not capitalize on a strategic opportunity, risked alienating the Company’s management and investment professionals and having an adverse impact on business performance.
On December 16, 2025, the Special Committee held a meeting, with representatives of Goldman Sachs and Wachtell Lipton present, to finalize a counterproposal to the December 15 Proposal. Representatives of Goldman Sachs noted that the representatives of Trian and General Catalyst had indicated that they had the equity financing necessary for the December 15 Proposal and were prepared to move quickly to be in a position to execute a definitive merger agreement by the end of the week. After discussion, the Special Committee directed the representatives of Goldman Sachs to make a counterproposal to Trian and General Catalyst consistent with the counterproposal the Special Committee had discussed at its meeting the previous day, which contemplated an acquisition of the Company for $50.00 per Share in cash, with the Company permitted to pay its dividend following the execution of a merger agreement, and no closing condition related to the amount of the Company’s cash at closing. Later that day, representatives of Goldman Sachs conveyed the counterproposal to representatives of Trian and General Catalyst, and representatives of Wachtell Lipton sent a revised draft of the merger agreement to Debevoise.

On December 18, 2025, Trian and General Catalyst sent a further revised proposal to the Special Committee (the “December 18 Proposal”) to acquire all of the outstanding Shares of the Company for a purchase price of $48.00 per Share in cash. Later that day, Debevoise sent a revised draft of the merger agreement to Wachtell Lipton.
On December 19, 2025, the Special Committee held a meeting with representatives of Goldman Sachs and Wachtell Lipton present, to discuss the December 18 Proposal. Representatives of Wachtell Lipton also reviewed with the Special Committee the most recent revised draft of the merger agreement and other legal documentation received from Trian and General Catalyst, including with respect to closing conditionality and a provision requiring the Company to use reasonable best efforts to maintain a certain amount of cash, a reverse termination fee payable by the buyer in certain circumstances in which it breaches the merger agreement or fails to close the transaction when required, and a requirement for the Company to reimburse the buyer for transaction expenses incurred by it or on its behalf in the event the merger agreement is terminated because Company shareholders do not approve the transaction. Following discussion, the Special Committee determined that if Trian and General Catalyst agreed to a price of $49.00 per Share in cash, the Special Committee would support a transaction at that price, including the cessation of dividends following the execution of a merger agreement, and authorized Mr. Cassaday to convey to Trian and General Catalyst that $48.00 per Share was insufficient. The Special Committee also directed representatives of Wachtell Lipton to revise the covenant requiring the Company to maintain a certain amount of cash so that it did not introduce closing conditionality, and, if Trian and General Catalyst agreed to pay $49.00 per Share, to accept the proposed expense reimbursement provision and reverse termination fee and a closing condition regarding the consent of investment advisory clients based on a threshold of eighty percent (80%) of the aggregate annualized investment advisory or similar fees relative to a measurement date.
On December 19, 2025, Mr. Cassaday held a call with Mr. Peltz and conveyed the Special Committee’s position that $48.00 per Share was insufficient.
Between December 19 and December 21, 2025, representatives of Trian, General Catalyst and Debevoise had several calls with representatives of Goldman Sachs and Wachtell Lipton to discuss the merger consideration and the remaining open points in the transaction agreements. During the course of these discussions, representatives of Trian and General Catalyst asked representatives of Goldman Sachs if the Special Committee would view $48.50 per Share as sufficient, and representatives of Goldman Sachs explained that the Special Committee would not view $48.50 per Share as sufficient. Also, during this period, representatives of Wachtell Lipton, Skadden, Debevoise and Kirkland & Ellis LLP (“K&E”), who also served as counsel to General Catalyst, continued to exchange drafts of the various transaction agreements.
On December 20, 2025, representatives of Goldman Sachs provided an updated customary relationship disclosure letter to the Special Committee.
On December 21, 2025, representatives of Trian and General Catalyst conveyed to representatives of Goldman Sachs and Wachtell Lipton an offer to acquire the Company for $49.00 per Share and conditioned on the Special Committee agreeing to an increased termination fee and expense reimbursement cap, with the reverse termination fee remaining unchanged. The representatives of Trian and General Catalyst stated that this was their best and final offer.
On the afternoon of December 21, 2025, the Special Committee held a meeting with representatives of Goldman Sachs and Wachtell Lipton present. The members of the Special Committee and representatives of Goldman Sachs and Wachtell Lipton discussed Trian and General Catalyst’s offer and representatives of Wachtell Lipton summarized and reviewed with the Special Committee the revisions to the transaction agreements since the meeting on December 19, including the course of negotiations regarding the termination fee and expense reimbursement cap, and noted that the final proposed merger agreement reflected a termination fee equal to approximately 4% of the equity transaction value and an expense reimbursement cap equal to approximately 1.5% of equity transaction value (with the termination fee reduced to approximately 3% in the event the expense reimbursement became payable) and a reverse termination fee equal to approximately 3% of the equity transaction value. Representatives of Wachtell Lipton additionally reviewed the Special Committee’s process to date and the fiduciary duties of the directors, with the assistance and advice of Walkers. Representatives of Goldman Sachs then reviewed with the Special Committee Goldman Sachs’ financial analysis of the Company and the merger consideration proposed to be paid in the transaction, and rendered to the Special Committee Goldman Sachs’ oral opinion, to be subsequently confirmed by delivery of a written opinion, which is attached to this proxy statement as Annex C, that, based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with such opinion, as of such date, the $49.00 in cash per Share to be paid to the holders (other than Parent, the Trian Shareholder and their respective affiliates) of Shares of the Company pursuant to the merger agreement was fair from a financial point of view to such holders. Following the presentations and these discussions, and after careful review and discussion by the Special Committee, including consideration of the factors described under “— Recommendation of the Special Committee,” the Special Committee determined that the merger agreement and the transactions contemplated by the merger agreement (including the merger) were in the best interests of the Company and unanimously recommended that the Board (i) resolve as required by Article 127E(1) of the Companies Law in the opinion of the directors voting for the resolution, that the merger agreement and the transactions contemplated thereby (including the merger) are in the best interests of the Company, (ii) approve, adopt and declare advisable the merger agreement and the transactions contemplated thereby (including the merger), (iii) direct that the approval and adoption of the merger agreement (including the merger) be submitted to a vote at a meeting of the Company’s shareholders, (iv) recommend the approval and adoption of the merger agreement (including the merger) by the Company’s shareholders pursuant to Article 127F(1) of the Companies Law, and (v) approve, adopt and declare advisable the Voting and Rollover Agreement and the Limited Guarantees.
Later on December 21, 2025, the Board held a meeting, with members of Company management, and representatives of Skadden, Wachtell Lipton, Carey Olsen and Goldman Sachs present, to discuss and deliberate on the Proposed Transaction. The Trian Directors recused themselves from the entirety of the Board meeting. At the meeting, the directors received an update from Mr. Cassaday regarding the latest stages of the negotiation between the Special Committee and Trian and General Catalyst. Representatives of Skadden and Wachtell Lipton then discussed the proposed terms of the various transaction documents. Representatives of Carey Olsen, the Company’s Jersey counsel, provided an overview of the fiduciary duties of the directors in considering the proposed transaction. At the request of the Board, representatives of Goldman Sachs then reviewed its financial analyses of the proposed merger consideration. Following the presentations and these discussions, and after careful review and discussion by the Board, including consideration of the factors described under “— Recommendation of the Board,” the Board, acting upon the unanimous recommendation of the Special Committee, unanimously (other than the Trian directors and Mr. Dibadj, who recused himself from voting) (i) resolved, as required by the Companies Law, in the opinion of the directors voting for the resolution, that as required by Article 127E(1) of the Companies Law the merger agreement and the transactions contemplated thereby (including the merger) are in the best interests of the Company, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby (including the merger), (iii) directed that the approval and adoption of the merger agreement (including the Merger) be submitted to a vote at a meeting of the Company’s shareholders, (iv) recommended the approval and adoption of the merger agreement (including the merger) by the Company’s shareholders pursuant to Article 127F(1) of the Companies Law and (v) approve, adopt and declare advisable the Voting and Rollover Agreement and the Limited Guarantees.
On the evening of December 21, 2025, the parties executed and delivered the merger agreement and the other transaction agreements, and the Proposed Transaction was announced before the market opened on December 22, 2025. Later that day, the Company filed with the SEC a copy of the merger agreement and the press release announcing the merger as exhibits to a Current Report on Form 8-K, and Trian filed an amendment to its Schedule 13D with respect to the Company to disclose its entry into the merger agreement with the Company, the voting and rollover agreement and its equity commitment letter in connection with the Proposed Transaction.
On the morning of December 22, 2025, after the parties had executed and delivered the merger agreement and the other transaction agreements, the Special Committee received a letter from Victory Capital expressing interest in a potential transaction with the Company, to which the Revised Victory Capital Proposal was attached. The letter altered none of the terms set forth in the Revised Victory Capital Proposal received by the Special Committee on December 8, 2025.
On January 26, 2026, the Special Committee met, with members of the Company’s management and representatives of Goldman Sachs and Wachtell Lipton present. Members of the Company’s management discussed the status of the preliminary proxy statement to be filed by the Company in connection with the Merger Agreement and reviewed with the Special Committee the process for obtaining the requisite consents of the Company’s clients in connection with the Merger Agreement, noting that the Company’s clients had been supportive of the merger and that the Company did not have any concerns with satisfying the related closing condition under the merger agreement.
On February 26, 2026, the Company received an unsolicited letter from Victory Capital (the “February 26 Victory Capital Proposal”), which Victory Capital included in a press release made that morning and in which Victory Capital made a non-binding proposal to acquire all of the outstanding Shares of the Company for $30 per Share in cash and 0.350 of a share of the common stock of Victory Capital for each Share of the Company. The per Share cash price and proposed post-closing stock ownership of the pro forma combined company in the February 26 Victory Capital Proposal were unchanged from the letters dated December 8, 2025 and December 22, 2025. Later on February 26, 2026, the Company publicly confirmed the Special Committee’s receipt of the February 26 Victory Capital Proposal and that, consistent with its fiduciary duties and in consultation with its independent financial and legal advisors, the Special Committee would evaluate the unsolicited, non-binding proposal, taking into account all terms and conditions, in accordance with the merger agreement.
On March 2, 2026, the Special Committee met, with members of the Company’s management and representatives of Goldman Sachs present, to discuss preliminary feedback received from the Company’s portfolio managers, other employees and clients regarding the February 26 Victory Capital Proposal, and the possibility of key employee attrition and client outflows.
On March 3, 2026, the Special Committee met, with representatives of Goldman Sachs and Wachtell Lipton present, to discuss the February 26 Victory Capital Proposal. At the meeting, the directors received a presentation from Goldman Sachs regarding financial and other aspects of the February 26 Victory Capital Proposal, and representatives of Wachtell Lipton reviewed the Company’s obligations under the merger agreement in the context of alternative acquisition proposals and reviewed the fiduciary duties of the directors, with the assistance and advice of Walkers. The Special Committee then discussed with representatives of Wachtell Lipton and Goldman Sachs the possibility of obtaining a temporary waiver under the merger agreement to allow the Special Committee to engage in discussions with Victory Capital, and the Special Committee instructed representatives of Wachtell Lipton to contact representatives of Trian and General Catalyst to raise the possibility of such a waiver. Mr. Cassaday also reported on recent outreach from Mr. Peltz, who indicated to Mr. Cassaday that Trian had no intention of supporting the February 26 Victory Capital Proposal.
Thereafter, at the direction of the Special Committee, representatives of Wachtell Lipton discussed with representatives of Trian and General Catalyst whether Trian and General Catalyst would be willing to provide a temporary waiver under the merger agreement to permit the Special Committee to engage in discussions with Victory Capital. Representatives of Trian and General Catalyst subsequently indicated to representatives of Wachtell Lipton that Trian and General Catalyst would be willing to grant a temporary waiver under the merger agreement to permit the Special Committee to clarify and diligence the terms of the February 26 Victory Capital Proposal (the “Waiver”). During these discussions, representatives of Trian also confirmed that Trian would vote against and actively solicit opposition to the transaction contemplated by the February 26 Victory Capital Proposal.
On March 5, 2026, the Board met, with members of the Company’s management and representatives of Goldman Sachs and Wachtell Lipton present, to receive an update from the Special Committee regarding the Special Committee’s evaluation of the February 26 Victory Capital Proposal. Representatives of Wachtell Lipton reviewed the Company’s obligations under the merger agreement in the context of alternative acquisition proposals and explained that the Special Committee had proposed that Trian and General Catalyst provide a waiver permitting the Special Committee to clarify and diligence the terms of the February 26 Victory Capital Proposal. Representatives of Goldman Sachs then reviewed with the Board the financial and other aspects of the February 26 Victory Capital Proposal. Members of the Company’s management summarized feedback received from the Company’s portfolio managers, other employees and clients regarding the February 26 Victory Capital Proposal. Thereafter, the members of Company management and the directors not serving on the Special Committee left the meeting. The members of the Special Committee then discussed the reservations expressed to them by key Company clients regarding the

February 26 Victory Capital Proposal, as well as additional information that would be useful for the Special Committee to understand about the February 26 Victory Capital Proposal, based on its discussions and evaluation of the proposal to date. Later that day, at the direction of the Special Committee, representatives of Wachtell Lipton sent representatives of Debevoise and K&E a draft of the Waiver, which would expire at 11:59 p.m. Eastern Time on March 13, 2026.
On March 6, 2026, representatives of Debevoise sent a revised draft of the Waiver to representatives of Wachtell Lipton, which provided for the expiration of the Waiver at 11:59 p.m. Eastern Time on March 11, 2026. Following the execution of the Waiver, on March 6, 2026, Mr. Cassaday, on behalf of the Special Committee, requested a meeting with members of management of Victory Capital. On March 7, 2026, the CEO of Victory Capital agreed to a discussion with the Special Committee to be held on March 9, 2026.
Also on March 7, 2026, the Special Committee met, with representatives of Goldman Sachs and Wachtell Lipton present, to discuss the Special Committee’s ongoing evaluation of the February 26 Victory Capital Proposal. At the meeting, the Special Committee discussed additional feedback and concerns raised by key Company portfolio managers and clients regarding the February 26 Victory Capital Proposal, as well as the information the members of the Special Committee were interested in learning from representatives of Victory Capital in the upcoming meeting, based on the Special Committee’s discussions and evaluation of Victory Capital’s proposal to date.
On March 9, 2026, members of the Special Committee met with representatives of Victory Capital to clarify and diligence the February 26 Victory Capital Proposal, in accordance with the Waiver. Later that day, the Special Committee met, with representatives of Goldman Sachs and Wachtell Lipton present, to discuss the information learned from Victory Capital. The Special Committee noted that the representatives of Victory Capital did not articulate specific plans for achieving the stated synergies or obtaining the required shareholder approvals and client consents necessary to complete the transaction contemplated by the February 26 Victory Capital Proposal.
On March 10, 2026, the Special Committee met, together with representatives of Goldman Sachs and Wachtell Lipton present, to discuss the February 26 Victory Capital Proposal and its evaluation of the proposal over the prior twelve days. The Special Committee discussed that the February 26 Victory Capital Proposal suffered from a lack of closing certainty, including because of (i) the difficulty in obtaining the client consents that would be a condition to the proposed transaction with Victory Capital, based on feedback from Company clients who expressed concerns about excessive cost-cutting and attrition of key investment professionals, and Victory Capital’s failure to articulate a specific plan for retaining clients and key investment professionals; (ii) the challenges in obtaining the required approval of the transaction contemplated by the February 26 Victory Capital Proposal by two-thirds of the total number of votes cast either in person or by proxy at a meeting due to the uncertain value of the proposed consideration, the execution risks inherent to the February 26 Victory Capital Proposal and the fact that Trian owned over 20% of the Company’s outstanding stock and had stated it was opposed to the February 26 Victory Capital Proposal and (iii) the fact that the February 26 Victory Capital Proposal would require approval by Victory Capital’s stockholders, and the risk that such approval might not be obtained, particularly considering the decline in Victory Capital’s stock price since the public announcement of the February 26 Victory Capital Proposal. The Special Committee discussed the uncertain value of the proposed consideration, in light of, among other things, the volatility of Victory Capital’s stock price and Victory Capital’s lack of specific plans for achieving the stated synergies and avoiding dis-synergies. After careful review and discussion by the Special Committee, the Special Committee determined that the February 26 Victory Capital Proposal and the transactions contemplated thereby were not in the best interests of the Company and its shareholders and unanimously recommended that the Board (a) resolve that the February 26 Victory Capital Proposal and the transactions contemplated thereby are not in the best interests of the Company and its shareholders, (b) determine that the February 26 Victory Capital Proposal does not constitute, and would not reasonably be expected to result in, a Company Superior Proposal and (c) reaffirm its recommendation for the approval and adoption of the merger agreement (including the merger) by the Company’s shareholders pursuant to Article 127F(1) of the Companies Law.
Later on March 10, 2026, the Board met, with members of the Company’s management and representatives of Goldman Sachs, Skadden and Wachtell Lipton present, to discuss the Special Committee’s recommendation regarding the February 26 Victory Capital Proposal. After careful review and discussion by the Board, the Board, acting upon the unanimous recommendation of the Special Committee, unanimously (other than the Trian directors and Mr. Dibadj, who recused himself from voting) (i) determined that the February 26 Victory Capital Proposal and the transactions contemplated thereby were not in the best interests of the Company and its shareholders, (ii) determined that the February 26 Victory Capital Proposal did not constitute, and would not reasonably be expected to result in, a Company Superior Proposal and (iii) reaffirmed its recommendation for the approval and adoption of the merger agreement (including the merger) by the Company’s shareholders.
On March 11, 2026, the Company issued a press release announcing the Board’s determination.
Reasons for the Merger; Recommendation of the Special Committee and the Board
Recommendation of the Special Committee
At a meeting held on December 21, 2025, the Special Committee, acting with the advice of its own legal and financial advisors, unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are in the best interests of the Company and unanimously recommended to the Board that it approve, adopt and declare advisable the merger agreement and the transactions contemplated thereby, including the merger.
Reasons for Recommending the Approval and Adoption of the Merger Agreement and Approval of the Merger and the Other Transactions Contemplated by the Merger Agreement
As described above in the section entitled “— Background of the Merger,” in reaching its determination and recommendation, the Special Committee held a number of meetings, consulted with the Company’s management team, received advice from its legal and financial advisors, reviewed a significant amount of information and considered a number of factors, including the following non-exhaustive list (which are not presented in any relative order of importance):
•
The assessment of the Special Committee that none of the potential alternatives to the merger, including continuing to operate the Company independently or pursuing a different transaction, was reasonably likely to present superior opportunities for the Company to create greater value for its shareholders than the merger, after taking into account execution risks as well as business, financial, industry, competitive and regulatory risks;

•
The Special Committee’s process for soliciting and responding to offers from potential counterparties, including that:

•
after Trian and General Catalyst publicly disclosed their intention to pursue a potential acquisition of the Company through Trian’s October 27, 2025 amendment to its Schedule 13D, the Company issued a press release announcing the Special Committee’s engagement of Goldman Sachs and Wachtell Lipton as its independent advisors and, as a result, that any prospective third party that was interested in exploring a transaction with the Company, including a transaction to acquire control of the Company, had the opportunity to submit a proposal for such a transaction to the appropriate representatives of the Special Committee;

•
Representatives of Goldman Sachs solicited proposals from seven potential counterparties, and none of them expressed any interest in making a proposal to acquire the Company (other than Victory Capital);

•
the media coverage regarding Trian’s and General Catalyst’s potential acquisition of the Company did not result in any proposals (other than from Victory Capital) to acquire the Company;

•
there were no alternative proposals (including from Victory Capital) that the Special Committee believed would be more likely to create greater value and certainty of value for the Company’s shareholders than the merger, taking into account execution risks as well as business, financial, industry, competitive and regulatory risks; and

•
the Special Committee’s belief, after consultations with representatives of each of Goldman Sachs and Wachtell Lipton, that there were likely no other potential acquirors or other parties that would be reasonably likely to engage in a transaction in the near term at greater value than the merger consideration, taking into account execution risks. For more information, see the section entitled “— Background of the Merger”;
•
The merger consideration to be received by the Company shareholders in the merger consists entirely of cash, which provides shareholders certainty of value and immediate liquidity at an attractive price measured against the ongoing business and financial execution risks of the Company’s business and enables shareholders to realize value that has been created at the Company while eliminating long-term business and execution risk. In that regard, the Special Committee noted that the value to holders of the Shares would not be subject to fluctuation due to market volatility during the period of time between signing the merger agreement and the consummation of the merger;

•
The Special Committee’s belief that the merger consideration represented the best value reasonably obtainable from Trian and General Catalyst for the Shares, taking into account:

•
the process conducted by the Special Committee with the assistance of Goldman Sachs and the Special Committee’s assessment that other parties did not have interest in making, or were not reasonably likely to make, an acquisition proposal for the Company that provided greater value for the Company shareholders, including based on the regulatory, financing and other execution risks applicable to each party;

•
the Special Committee’s determination that Victory Capital had not provided an actionable proposal in light of several factors, including that: Victory Capital had not affirmatively committed to a transaction with the Company without a voting commitment from Trian, and on several occasions had indicated that it would not proceed without a voting commitment from Trian, though Trian had stated it would not support another bidder’s proposal; without support from Trian, stockholder approval of a transaction with Victory Capital would require a very high proportion of other Company stockholders to vote in favor of the transaction in light of the supermajority approval requirements under applicable Jersey law; Victory Capital was proposing substantial stock consideration and, despite requests from representatives of Goldman Sachs, had not provided sufficient detail regarding its proposed exchange ratio, financing plans, or assumed cost synergies; and Victory Capital’s focus on cost synergies would likely precipitate key person attrition and raise significant client concerns, including among the boards of directors of Company investment funds, all of which created significant execution risk;

•
that the negotiations with Trian and General Catalyst were extensive and resulted in an increase in consideration of $3.00 per share from Trian’s and General Catalyst’s initial proposal;

•
that Trian and General Catalyst indicated that $49.00 per Share represented their “best and final” offer and the Special Committee’s belief that Trian and General Catalyst would not increase their price further;

•
that the merger consideration represented an 18% premium to the unaffected trading price of the Shares at the close of trading on October 24, 2025, the last trading day before Trian’s and General Catalyst’s initial proposal was made public, and a 7% premium to the 52-week high trading price of the Shares; and

•
the Special Committee’s familiarity with the business, operations, prospects, strategy, assets, liabilities and general financial condition of the Company on a historical and prospective basis and the Special Committee’s assessment of associated risks, including execution risks, with respect to the Company’s business plan;

•
The possibility that if the Special Committee declined to recommend that the Board approve the merger agreement, or if the Special Committee sought to delay the execution of the merger agreement in order to pursue discussions with other third parties (including Victory Capital), there may not be another opportunity for the Company shareholders to receive a comparably priced offer with a comparable level of closing certainty;

•
The Special Committee’s assessment of the risks in the Company’s standalone plan, including the concern that a lack of clarity regarding the Company’s strategic direction or the perception that the

Special Committee did not capitalize on a strategic opportunity risked alienating the Company’s management and investment professionals and having an adverse impact on business performance;
•
The view of the Special Committee, based upon the Special Committee’s extensive knowledge of the Company’s business, assets, financial condition and results of operations, that the merger consideration compares favorably to the projected long-term value of the Company if the Company were to remain as a stand-alone entity after taking into account the risks and uncertainties associated with this alternative, including those relating to the Company’s business model, the Company’s competitive position within the industry, changes occurring in the asset management industry and current market and financial conditions. Specifically, among other things, the Special Committee considered:

•
information concerning the Company’s business, operations, properties, assets, financial performance and condition, and the Company’s projected financial performance, including the management projections, the execution risks implicit in the management projections, and the Company’s historical ability to achieve management’s projections;

•
the impact of market, customer and competitive trends on the Company, including the changing competitive landscape in the asset management industry, the cumulative effect of fee pressure, a shift to passive investments and the increasing technology expenditures needed to stay competitive;

•
general risks related to market conditions that could negatively impact the Company’s valuation or reduce the price of the Shares; and

•
the fact that the price of the Shares could be negatively impacted if the Company failed to meet investor expectations, including if the Company failed to meet its growth and profitability objectives;

•
The oral opinion of Goldman Sachs rendered to the Special Committee on December 21, 2025, subsequently confirmed by delivery of its written opinion dated such date that, as of such date and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with such opinion, the $49.00 in cash per Share to be paid to the holders (other than Parent, the Trian Shareholder and their respective affiliates) of Shares pursuant to the merger agreement was fair from a financial point of view to such holders. The Special Committee adopts the opinion and analysis of Goldman Sachs (as more fully described in the section entitled “— Opinion of Goldman Sachs & Co. LLC”) and the Board adopts the Special Committee’s analysis and conclusion. Although the reference to holders of Shares in the opinion of Goldman Sachs did not exclude the Company’s directors and officers (but did exclude Parent, the Trian Shareholder and their respective affiliates), the Special Committee nevertheless considered such opinion to be relevant to its determination and recommendation in respect of the merger agreement and the transactions contemplated thereby, including the merger, because, based on the assumptions set forth in the opinion, the affiliated and unaffiliated security holders addressed by such opinion are entitled under the merger agreement to the same merger consideration in respect of their Shares and therefore are situated substantially similarly with respect to the treatment of their Shares in the merger;

•
The non-price terms and conditions of the merger agreement and related transaction documents, including, without limitation:

•
the provisions allowing the Company, under certain circumstances, to furnish information to and conduct negotiations with third parties submitting unsolicited alternative Acquisition Proposals (as described below under the section entitled “The Agreement and Plan of Merger — Restriction on Solicitation of Competing Proposals”);

•
the provisions allowing the Board (acting on the recommendation of the Special Committee) to change its recommendation prior to obtaining shareholder approval in specified circumstances relating to a Superior Proposal (as described in the section entitled “The Agreement and Plan of Merger — Restriction on Solicitation of Competing Proposals”) or Intervening Event (as described in the section entitled “The Agreement and Plan of Merger — Obligation of the Board

with Respect to Its Recommendation”), subject to Parent’s right to terminate the merger agreement and receive payment of the termination fee of $297,130,000;
•
the provisions allowing the Board (acting on the recommendation of the Special Committee) to terminate the merger agreement to enter into a definitive agreement providing for a Superior Proposal, subject to certain conditions (including certain rights of Parent to match the superior proposal and payment of the termination fee of $297,130,000), which the Special Committee believed would be unlikely to deter third parties from making a Superior Proposal;

•
Parent’s obligation under the merger agreement to use its best efforts to obtain the regulatory approvals necessary to consummate the merger, subject to certain limitations as described in the section entitled “The Agreement and Plan of Merger — Efforts to Complete the Merger”;

•
the payment by Parent of a reverse termination fee of $222,850,000 if the merger agreement is terminated under certain circumstances;

•
the terms of the merger agreement that provide the Company with sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the merger or the termination of the merger agreement;

•
the fact that Parent has obtained committed preferred equity financing and debt financing for the transaction from reputable financial institutions; and

•
the Termination Date of June 22, 2026 (subject to extension under certain circumstances), which the Special Committee believed to be sufficient time to complete the merger;

•
The Special Committee’s belief that an acquisition by Parent has a reasonable likelihood of closing, based on, among other things:

•
the limited conditions to Parent’s obligation to consummate the merger as provided by the merger agreement, including the absence of a financing or minimum cash condition;

•
the fact that Parent would be obligated to pay a reverse termination fee of $222,850,000 if the merger agreement is terminated under certain circumstances;

•
the fact that no substantive issues are expected in connection with the required regulatory approvals and the meaningful obligations of Parent to obtain such regulatory approvals;

•
the fact that the merger is not subject to the approval of Parent’s stockholders, with the attendant risks associated with such a vote;

•
the fact that Trian, which holds approximately 20.7% of the voting power of the Company as of the date hereof, has entered into the Voting and Rollover Agreement and has agreed to vote its Shares in favor of the merger agreement, subject to, and in accordance with, the terms and conditions of the Voting and Rollover Agreement;

•
the Company’s ability to specifically enforce Parent’s obligations under the merger agreement in accordance with the terms of the merger agreement (including the Company having certain third-party beneficiary rights in certain circumstances with respect to the enforcement of the equity investors’ equity commitment under the equity commitment letters and the Trian Shareholder’s commitment under the Voting and Rollover Agreement in accordance with their terms and the terms of the merger agreement), which commit the equity investors to cause the equity financing to be funded if the conditions to closing in the merger agreement are satisfied; and

•
Trian’s and General Catalyst’s business reputations and financial resources, which provided the Special Committee comfort that the equity financing would be available; and

•
The fact that the merger and the other transactions contemplated by the merger agreement would be subject to the approval of the Company’s shareholders, that the shareholders would be free to evaluate the merger and vote for or against the adoption of the merger agreement at the special meeting and that this evaluation would be meaningful in light of the requirement that two-thirds (2/3) of the total votes cast approve the merger.

The Special Committee also considered a number of factors relating to the procedural safeguards that it believes were and are present to ensure the fairness of the merger and to permit the Special Committee to represent effectively the interests of the unaffiliated security holders. The Special Committee believes these factors support its determinations and recommendations and provide assurance of the procedural fairness of the merger to the unaffiliated security holders in light of Trian’s equity ownership position in the Company and its participation in the transaction as part of the buyer group:
•
The Special Committee, since its formation on October 27, 2025, has consisted solely of independent and disinterested directors that are not affiliated with, and are independent of, any of the potential counterparties to a potential acquisition of the Company and were otherwise disinterested and independent with respect to a potential acquisition of the Company, other than any interests discussed in the section of this proxy statement entitled “Special Factors — Interests of the Company’s Directors and Executive Officers in the merger” beginning on page 63 of this proxy statement;

•
The Special Committee had the authority to, among other things, (i) consider and evaluate Trian’s and General Catalyst’s proposed transaction and explore potential alternative strategic transactions outside the ordinary course of business (collectively, the “Special Committee Matters”), (ii) negotiate (or oversee the negotiation of) and to reject any Special Committee Matter, (iii) take such actions as it may deem necessary or advisable to consider, negotiate (or oversee the negotiation of) and evaluate the terms, conditions and advisability of any Special Committee matter to the full Board and/or the shareholders of the Company, and (iv) determine whether any Special Committee Matter is in the best interests of the Company and its shareholders and to report its recommendation to the full Board and/or the shareholders of the Company;

•
The Special Committee selected and engaged its own independent legal and financial advisors and received the advice of such advisors throughout its consideration, evaluation and negotiation of a potential acquisition of the Company, which independent financial advisor delivered a fairness opinion to the Special Committee;

•
The numerous meetings held by the Special Committee over an extensive period (with its legal and financial advisors present) to discuss and evaluate, among other things, the process for exploring a potential strategic transaction and the proposals from Trian and General Catalyst and Victory Capital, and the Special Committee’s active oversight of the negotiation process. The Special Committee was actively engaged in this process on a regular basis and was provided with full access to the Company’s management team and its advisors in connection with the evaluation process;

•
The Special Committee made its evaluation of a potential acquisition of the Company by Trian and General Catalyst based upon the factors discussed in this proxy statement and with the full knowledge of the interests of Trian;

•
The recognition by the Special Committee that it had no obligation to recommend to the Board the approval of the merger or any other transaction and had the authority to reject any proposals made and that the Board had resolved not to authorize, approve or proceed with the transaction with Trian and General Catalyst or any other strategic transaction outside of the ordinary course of business without the prior affirmative recommendation of the Special Committee; and

•
The Special Committee’s determination that the combination of its independence and full negotiating authority, its ability to reject the transaction, the fairness opinion from its independent financial advisor, Goldman Sachs, and the requirement of approval by two-thirds (2/3) of the votes cast by the Company’s shareholders provided meaningful protection to the unaffiliated security holders.

In addition, the Board, acting on the unanimous recommendation of the Special Committee, assessed that the merger is more favorable to the Company and its shareholders than the February 26 Victory Capital Proposal. The Board’s reasons for this determination include, among others:

•
The February 26 Victory Capital Proposal presents significant closing risks.

•
In order to close the transaction contemplated by the February 26 Victory Capital Proposal, the Company must obtain client consents representing at least 75% of its revenue run-rate. The Special Committee received feedback from key Company clients indicating they would have significant reservations about maintaining their relationships with the Company if it were to enter into a transaction with Victory Capital, and based on that feedback, the Special Committee has serious concerns that the requisite client consents may not be obtained. Key investment professionals of the Company also informed the Special Committee that they would leave the Company if it were acquired by Victory Capital, and the possibility of those departures would make it more difficult to obtain the requisite client consents. In contrast, clients expressed support for the proposed transaction with Trian and General Catalyst.

•
Under Jersey law, a merger proposal requires approval by two-thirds of the total number of votes cast either in person or by proxy at a meeting. Trian, which as of the record date held 20.7% of the Company’s outstanding shares, has reiterated to the Special Committee that it will vote against, and actively solicit opposition to, the February 26 Victory Capital Proposal. Accordingly, a transaction with Victory Capital would require approval by an exceedingly high proportion of other shareholders.

•
The February 26 Victory Capital Proposal would also require approval by Victory Capital’s shareholders. No acquiror shareholder approval is required to complete the transaction with Trian and General Catalyst.

•
The February 26 Victory Capital Proposal offers uncertain value. The value of the February 26 Victory Capital Proposal, and the 38% share of the combined company proposed to be acquired by the Company’s shareholders, depends significantly on Victory Capital’s ability to achieve its $500 million in estimated synergies. In discussions with Victory Capital, the Special Committee was not persuaded that the synergies contemplated by the February 26 Victory Capital Proposal can be achieved. Victory Capital also did not provide any explanation of why the combined company stock would continue to trade at Victory Capital’s existing multiple following a combination with the Company, even without accounting for the financial and operational risks implicated by Victory Capital’s proposal.

In the course of its deliberations, the Special Committee also considered the following non-exhaustive list of certain risks and other countervailing factors concerning the merger agreement and the transactions contemplated thereby, including the merger (which are not presented in any relative order of importance):
•
The nature of the merger as a cash transaction means that the Company would no longer exist as an independent public company following the merger and that the unaffiliated security holders would not participate in future earnings or growth of the company and would not benefit from any appreciation in the value of the company;

•
Subject to certain exceptions, the merger agreement precludes the Company from soliciting or entertaining alternative acquisition proposals and requires the Company to pay Parent a termination fee of $297,130,000 in certain circumstances;

•
The merger agreement provisions generally requiring the Company to conduct its business in the ordinary course and the other restrictions in the merger agreement on the conduct of the Company’s business prior to completion of the merger, each of which may delay or prevent the Company from undertaking business opportunities or strategic initiatives that may arise pending completion of the merger that, absent the merger agreement, the Company might have pursued, or from taking certain actions aimed at incentivizing and retaining the Company’s employees;

•
The merger agreement prohibits the Company from paying its regular quarterly dividend;

•
The possibility that the transactions contemplated by the merger agreement, including the merger, might not be consummated, on the anticipated timeline or at all, including because the consummation of the merger depends on the satisfaction or waiver of certain closing conditions which the Company does not control, and the fact that if the merger is not consummated, (i) the Company’s directors, senior management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the merger, (ii) the Company will have incurred significant transaction costs, (iii) the Company’s continuing business relationships with clients and employees may be adversely affected, (iv) the trading price of the Shares may be adversely affected, (v) the market’s perceptions of the Company’s prospects may be adversely affected, and (vi) the Company may have difficulty achieving its stand-alone strategic plan;

•
The effects of the public announcement of the merger agreement, including effects on the Company’s ability to attract and retain key personnel and to maintain client relations during the pendency of the merger, as well as the potential for litigation in connection with the merger and the associated costs, burden and inconvenience involved in defending those proceedings;

•
The requirement that the Company to reimburse up to $111,420,000 of transaction expenses incurred by or on behalf of Parent in connection with a termination of the merger agreement because Company shareholders do not approve the merger or pay a termination fee of $297,130,000 (or, if the expense reimbursement has been paid or become payable, $222,850,000) in connection with the termination of the merger agreement under certain circumstances, including if the Company terminates the merger agreement to accept a Superior Proposal or if Parent terminates the merger agreement because the Board changes its recommendation (as further described in the section entitled “The Agreement and Plan of Merger — Termination of the Merger Agreement”) might potentially discourage third parties from making a competing proposal to acquire the Company;

•
The merger agreement provides that the sole recourse of the Company and maximum aggregate liability of Parent for a failure of the transactions to be consummated will not exceed, in the aggregate, the reverse termination fee, if payable (plus certain enforcement expenses and reimbursement and indemnification obligations, as applicable, subject to certain caps);

•
The amount of time it could take to complete the merger, and the risk that the pendency of the merger for an extended period of time following the announcement of the execution of the merger agreement could divert the Company’s management’s attention and have an adverse impact on the Company, including its relationships with clients and employees;

•
The exchange of the Shares of the Company for cash in the merger generally will be a taxable transaction for shareholders for U.S. federal income tax purposes;

•
The fact that certain of the Company’s directors and executive officers have certain interests in the merger that are different from, and in addition to, those of the Company’s shareholders (see the section entitled “— Interests of Directors and Executive Officers in the Merger”);

•
The fact that the Trian Shareholder will participate in the transaction through an equity rollover of a portion of its Shares, and, as a result, the Trian Shareholder will be able to participate in the future growth or earnings of the Surviving Corporation with respect to that portion of its equity that it is rolling over in the Surviving Corporation;

•
The Company has incurred and will incur substantial costs in connection with the transactions contemplated by the merger agreement, even if such transactions are not consummated; and

•
The other risks described in and incorporated by reference in this proxy statement, see “Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2025, incorporated by reference herein, and “Cautionary Statement Regarding Forward-Looking Statements.”

The Special Committee concluded that the uncertainties, risks and potentially negative factors relevant to the merger agreement and the transactions contemplated thereby, including the merger, were significantly outweighed by the potential benefits of the merger agreement and the transactions contemplated thereby, including the merger. Accordingly, the Special Committee determined that the merger is fair to, and in the best interests of, the unaffiliated security holders, taking into account both the merger consideration and the procedural protections implemented to mitigate potential conflicts of interest.
Recommendation of the Company’s Board of Directors
At a meeting held on December 21, 2025, the Board, acting upon the unanimous recommendation of the Special Committee, unanimously (other than those directors recusing themselves in accordance with applicable law): (i) resolved as required by Article 127E(1) of the Companies Law in the opinion of the directors voting for the resolution, that the merger agreement and the transactions contemplated thereby (including the merger) are in the best interests of the Company, (ii) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby (including the merger), (iii) directed that the approval and adoption of the merger agreement (including the merger) be submitted to a vote at a meeting of the Company’s shareholders; (iv) recommended the approval and adoption of the merger agreement (including the merger) by the Company’s shareholders pursuant to Article 127F(1) of the Companies Law and (v) approved, adopted and declared advisable the Voting and Rollover Agreement and the Limited Guarantees.
In addition, the Board, on behalf of the Company, believes, based on the factors described below, including the merger consideration, the absence of superior alternatives, and the procedural protections implemented through the Special Committee process, that the merger is fair to the unaffiliated security holders.
In the course of reaching its determination and making its recommendations, the Board considered the following non-exhaustive list of material factors and countervailing factors, which are not presented in any relative order of importance:
•
the Special Committee’s analyses, conclusions and unanimous determination that the merger agreement and the transactions contemplated thereby, including the merger, are in the best interests of the Company, and the Special Committee’s unanimous recommendation that the Board approve, adopt and declare advisable the merger agreement and the transactions contemplated thereby, including the merger;

•
the fact that the Special Committee received the opinion of Goldman Sachs, which it determined to be independent, as described above (which opinion is more fully described in the section entitled “— Opinion of Goldman Sachs & Co. LLC”);

•
the financial analyses reviewed with the Board by representatives of Goldman Sachs;

•
the procedural fairness of the merger, including the fact that (1) the Special Committee, which negotiated the merger, is comprised only of independent and disinterested directors unaffiliated with Trian or General Catalyst, and, other than any interests described in the section entitled “— Interests of Directors and Executive Officers in the Merger,” the members of the Special Committee do not have material interests in the merger different from, or in addition to, those of the Company’s shareholders generally and (2) the Special Committee had the authority to select and engage, and was advised by, its own independent legal and financial advisors; and

•
the factors and countervailing factors considered by the Special Committee and listed above.

Accordingly, the Board recommends that the Company shareholders vote “FOR” the proposal to approve and adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement, “FOR” the approval, by a non-binding advisory vote, of the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger and “FOR” the proposal to adjourn the special meeting if necessary or appropriate, to solicit additional proxies.
This discussion of the information and factors considered by the Special Committee and the Board includes the principal positive and negative factors, but is not intended to be exhaustive and none of which was determinative on its own and may not include all of the factors considered by the Special Committee and the Board. In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, the Special Committee and the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual Special Committee members and Board members may have given different weights to different factors. The Special Committee and the Board did not undertake to make any specific determination as to whether, or to what extent, any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Special Committee and the Board based their recommendation on the totality of the information presented, including the factors described above.
In considering the recommendation of the Special Committee and the Board, the Company shareholders should be aware that certain directors and executive officers of the Company have interests in the transaction that are different from, or in addition to, any interests they might have solely as shareholders. The Special Committee and the Board were aware of these interests and considered them when evaluating and negotiating, as applicable, the merger agreement, the merger and the other transactions contemplated by the merger agreement, and in making the recommendation to the Company shareholders. See the section entitled “—Interests of Directors and Executive Officers in the Merger.”
In the course of evaluating the merger agreement and the transactions contemplated thereby, including the merger, and making the decisions, determinations and recommendations described above (as applicable), the Special Committee and the Board did not consider the liquidation value of the Company because they considered the Company to be a viable going concern; they believed that liquidation sales generally result in proceeds substantially less than sales of a going concern; and they considered determining a liquidation value to be impracticable given the significant execution risk involved in any breakup of the Company. For the foregoing reasons, the Special Committee and the Board did not consider liquidation value to be a relevant factor. Further, the Special Committee and the Board did not consider the Company’s net book value, which is an accounting concept, as a factor because they believed that net book value is not a material indicator of the value of the Company as a going concern but rather is indicative of historical costs and net book value does not take into account the prospects of the Company, market conditions, trends in the industry in which the Company operates or the business risks inherent in the industry. The Special Committee and the Board believed at the time of entering into the merger agreement that the trading price of the Shares at any given time represents the best available indicator of the Company’s going concern value at that time so long as the trading price at that time is not impacted by speculation regarding the likelihood of a potential transaction. In addition, the Special Committee and the Board considered the value of the Company as a going concern by taking into account the value of the Company’s current and anticipated business, financial condition, results of operations, prospects, and other forward-looking matters. In addition, the Special Committee did not seek to establish a pre-merger going concern value for the Company as such.
Other than as described in this proxy statement, the Board is not aware of any firm offer by any other person during the past two years for a merger or consolidation of the Company with or into another company, the sale or other transfer of all or any substantial part of the Company’s assets or a purchase of the Company’s securities that would enable such person to exercise control of the Company.
The Special Committee’s and the Board’s reasons for recommending the approval of the merger and the other transactions contemplated by the merger agreement include certain assumptions relating to forward-looking information, and such information and assumptions are subject to various risks. See “Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2025, incorporated by reference herein and the section entitled “Cautionary Statement Regarding Forward-Looking Statements.”

The members of the Board that approved the merger unanimously recommend that the shareholders of the
Company vote “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger.

Unaudited Prospective Financial Information
The Company, does not as a matter of general practice, publicly disclose long-term forecasts or internal projections of its future financial performance, revenues, earnings, financial condition or other results due to, among other reasons, the nature of the Company’s business, the uncertainty of the underlying assumptions and estimates, including the difficulty of predicting economic and market conditions which may materially impact forecasted outcomes in a market sensitive business like asset management. However, in connection with the evaluation of a possible strategic transaction, certain financial projections (the “Company Projections”) were made available to the Board, the Special Committee and Goldman Sachs in performing its financial analyses summarized under “— Opinion of Goldman Sachs & Co. LLC” beginning on page 49.
Because the Company Projections were made available to the Special Committee, the Board, Goldman Sachs and Parent and its financial advisor, they are being included in this proxy statement. However, the inclusion of this information should not be regarded as an indication that the Company, the Special Committee, the Board, Goldman Sachs or any other recipient of this information considered, or now considers, the Company Projections to be material information of the Company or predictive of actual future results nor should it be construed as financial guidance. No person has made or makes any representation or warranty to any shareholder regarding the information included in the Company Projections and they should not be relied upon as predictive of future results or material information.
The Company Projections were not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The Company Projections included in this proxy statement have been prepared by, and are the responsibility of, the Company’s management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying Company Projections and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report incorporated by reference in this document relates to the Company’s previously issued financial statements. It does not extend to the Company Projections and should not be read to do so. Our internal financial forecasts (upon which the Company Projections were based in part) are, in general, prepared solely for internal use and capital budgeting and other management decisions and are subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and business developments. Furthermore, the Company Projections were not prepared with a view to compliance with generally accepted accounting principles as applied in the United States (“GAAP”). Since the projections cover multiple years, such information by its nature becomes less reliable with each successive year. The Company Projections may differ from publicized analyst estimates and forecasts and do not take into account any events or circumstances after the date they were prepared, including the announcement of the merger.
Although the summary of the Company Projections is presented with numerical specificity, they reflect numerous variables, assumptions and estimates as to future events made by our management that our management believed were reasonable at the time the Company Projections were prepared (taking into account the relevant information available to management at the time) and all of which are difficult to predict and many of which are beyond the Company’s control, including, without limitation:
•
that the Company’s revenues remain primarily weighted towards recurring management fees;

•
that the Company expects inflows and outflows of capital remain largely in-line with recent history achieving annual projected organic net flows between 1% – 2%;

•
that aggregate average fee rates hold constant resulting in positive organic revenue growth given positive projected net flows;

•
that market performance results in an increase in portfolio value of 5% (blended across strategies) in 2026, 2027, 2028 and 2029 respectively; and

•
that expenses, including general administrative and occupancy expenses, grow at 3% inflation rate.

The Company Projections are not fact and are not necessarily indicative of actual future results. Important factors that may affect actual results and cause the Company Projections not to be achieved include the accuracy of certain accounting assumptions and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy, liquidity, the sources and amounts of management fees, incentive income and investment income, the amount and source of expected capital commitments for any new fund or redemption amounts, and changes in actual or projected cash flows, industry performance, performance of the Company’s funds, the net asset value of assets in certain of the Company’s funds, the raising of private equity and other capital, investment income, growth rate, net management margins, general business, economic, market, political, competitive and financial factors, changes in tax or other laws and other matters, all of which are difficult to predict and many of which are beyond the Company’s control. In addition, the Company Projections do not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the merger. Accordingly, there can be no assurance that the assumptions made in preparing the Company Projections, or that any of the Company Projections, will be realized whether or not the merger is consummated, and actual results may be materially better or worse than those contained in the Company Projections.

The Company Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company contained in our public filings with the SEC.
It is expected that there will be differences between actual and projected results, and actual results may be materially greater or lesser than those contained in the Company Projections due to numerous risks and uncertainties, including, but not limited to, the risks and uncertainties described under the heading “Cautionary Statement Regarding Forward-Looking Statements” in this proxy statement and under the heading “Risk Factors” and the information in our consolidated financial statements and notes thereto included in our most recent filings on Forms 10-K and 10-Q (see “Additional Information” beginning on page 142).
All projections, including the Company Projections, are forward-looking statements. These and other forward-looking statements in this proxy statement or otherwise issued by the Company are expressly qualified in their entirety by the risks and uncertainties detailed under the heading “Cautionary Statement Regarding Forward-Looking Statements” in this proxy statement and in our filings with the SEC, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, other documents of the Company on file with the SEC, and all factors and matters described or incorporated by reference in this proxy statement.
The inclusion of the Company Projections in this proxy statement should not be regarded as an indication that any of the Company, Parent, Merger Sub or their respective affiliates, advisors or other representatives considered or consider the Company Projections to be necessarily predictive of actual future events, and the Company Projections should not be relied upon as such. None of the Company, Parent, Merger Sub or any of their respective affiliates, advisors or other representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the information contained in the Company Projections, and, except as required by applicable federal securities laws, the Company does not intend, and the Company expressly disclaims any responsibility, to update or otherwise revise or reconcile the Company Projections to reflect circumstances existing after the date the Company Projections were generated or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any or all of the assumptions underlying the Company Projections are shown to be in error. Again, there can be no assurance that the results reflected in the Company Projections will be realized or that actual results will not materially vary from the Company Projections. The Company Projections cover multiple years and such information by its nature becomes less predictive with each successive year. Therefore, the Company Projections included in this proxy statement should not be relied on as necessarily predictive of actual future events nor construed as financial guidance.
The Company Projections are not included in this proxy statement to influence your decision or induce any Company shareholder to vote in favor of the merger agreement or any other proposals to be voted on at the special meeting, but instead to provide Company shareholders access to certain nonpublic information that was made available to the Special Committee, the Board, Janus Henderson’s financial advisors and Parent.
The following tables present a summary of the Company Projections (based on best estimates at the time of preparation of the numerous variables noted above):
	Fiscal Year
($ in millions)	2025E	2026E	2027E	2028E	2029E
Total Revenues	$2,134	$2,324	$2,460	$2,587	$2,671
Operating Income	$741	$868	$930	$988	$1,013
EBITDA	$786	$912	$971	$1,026	$1,048
	Fiscal Year
($ in millions)	4Q’25E	2026E	2027E	2028E	2029E
Unlevered Free Cash Flow	$129	$645	$679	$764	$785
In connection with the Company Projections summarized above, the Company’s management also instructed Goldman Sachs to assume an incremental cash impact to the above figures, in an aggregate amount equal to approximately $140,000,000 as a result of performance fees attributable to the performance of a Company biotechnology fund.
Opinion of Goldman Sachs & Co. LLC
Goldman Sachs rendered its opinion to the Special Committee that, as of December 21, 2025 and based upon and subject to the factors and assumptions set forth therein, the $49.00 in cash per Share to be paid to the holders (other than Parent, the Trian Shareholder and their respective affiliates) of Shares pursuant to the merger agreement was fair from a financial point of view to such holders.
The full text of the written opinion of Goldman Sachs, dated December 21, 2025, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Special Committee and, with respect to the opinion, the Board, in connection with their consideration of the merger. Goldman Sachs’ opinion is not a recommendation as to how any holder of Shares should vote with respect to the merger, or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
•
the merger agreement;

•
annual reports to shareholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 2024;

•
certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company;

•
certain other communications from the Company to its shareholders;

•
certain publicly available research analyst reports for the Company; and

•
certain internal financial analyses and forecasts for the Company prepared by its management, as approved for Goldman Sachs’ use by the Special Committee, which are referred to in this proxy statement as the “Company Projections” (as described in more detail in the section entitled “Special Factors — Unaudited Prospective Financial Information” beginning on page 46).

Goldman Sachs also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the asset management industry and in other industries; and performed such other studies and analyses, and considered such other factors, including Section 5.1(a)(iv) of the merger agreement, as it deemed appropriate.
For purposes of rendering its opinion, Goldman Sachs, with the Special Committee’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the Special Committee’s consent that the Company Projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on the expected benefits of the merger in any way meaningful to its analysis. Goldman Sachs also assumed that the merger will be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

Goldman Sachs’ opinion does not address the underlying business decision of the Company to engage in the merger, or the relative merits of the merger as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the holders (other than Parent, the Trian Shareholder and their respective affiliates) of Shares, as of the date of the opinion, of the $49.00 in cash per Share to be paid to such holders pursuant to the merger agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the merger agreement, the Voting and Rollover Agreement or the merger or any term or aspect of any other agreement or instrument contemplated by the merger agreement or the Voting and Rollover Agreement or entered into or amended in connection with the merger, including the fairness of the merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the merger, whether relative to the $49.00 in cash per Share to be paid to the holders (other than Parent, the Trian Shareholder and their respective affiliates) of Shares pursuant to the merger agreement or otherwise. Goldman Sachs’ opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. In addition, Goldman Sachs does not express any opinion as to the prices at which Shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the merger, or as to the impact of the merger on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.
Summary of Financial Analysis
The following is a summary of the material financial analyses delivered by Goldman Sachs to the Special Committee in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. In connection with its opinion, Goldman Sachs considered, among other things, Section 5.1(a)(iv) of the merger agreement, pursuant to which the Company may not declare or pay regular quarterly dividends during the pendency of the merger, which, for the fiscal quarters ending March 31, 2026 and June 30, 2026, were estimated to be $0.40 per Share per quarter, as reflected in the Company Projections. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before December 19, 2025, the last trading day before the signing of the merger agreement, and is not necessarily indicative of current market conditions.
Historical Stock Trading Analysis
Goldman Sachs analyzed the $49.00 in cash per Share to be paid to holders of Shares pursuant to the merger agreement in relation to (i) the unaffected closing price per Share on October 24, 2025, (ii) the volume weighted average price (“VWAP”) per Share for the preceding 30-trading day period ended October 24, 2025, (iii) the 52-week high closing trading price per Share for the period ended October 24, 2025 and (iv) the all-time high price per Share as of December 19, 2025.
This analysis indicated that the $49.00 in cash per Share to be paid to holders of Shares pursuant to the merger agreement represented:
•
a premium of 17.7% based on the unaffected closing price per Share on October 24, 2025 of $41.63;

•
a premium of 12.4% based on the VWAP per Share for the preceding 30-trading day period ended October 24, 2025 of $43.61;

•
a premium of 6.7% based on the 52-week high closing price per Share for the period ended October 24, 2025 of $45.94; and

•
a premium of 1.2% based on the all-time high price per Share as of December 19, 2025 of $48.43.

Illustrative Discounted Cash Flow Analysis
Using the Company Projections, Goldman Sachs performed an illustrative discounted cash flow analysis on the Company to derive a range of illustrative present values per Share. Using the mid-year convention for discounting cash flows and discount rates ranging from 11.0% to 13.5%, reflecting estimates of the Company’s weighted average cost of capital, Goldman Sachs discounted to present value as of September 30, 2025 (i) estimates of unlevered free cash flow for the Company for the last quarter of fiscal year 2025 and for fiscal years 2026 through 2029 as reflected in the Company Projections and (ii) a range of illustrative terminal values for the Company, which were calculated by applying perpetuity growth rates ranging from 1.5% to 2.5% to a terminal year estimate of the unlevered free cash flow to be generated by the Company, as reflected in the Company Projections (which analysis implied terminal year EBITDA exit multiples ranging from 6.2x to 8.8x). The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Company Projections and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including the Company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the Company, as well as certain financial metrics for the United States financial markets generally.
Goldman Sachs derived ranges of illustrative enterprise values for the Company by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the Company the amount of the Company’s debt, nonredeemable noncontrolling interests, regulatory required capital and contingent consideration and added the amount of the Company’s cash and cash equivalents, investments in affiliates and incremental cash from performance fees reflected in the Company Projections, in each case, as provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, to derive a range of illustrative equity values for the Company. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding Shares as of December 16, 2025, as provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, using the treasury stock method, to derive a range of illustrative present values per share ranging from $44.04 to $59.26.
Illustrative Present Value of Future Share Price Analysis
Using the Company Projections, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per Share. For this analysis, Goldman Sachs first calculated the implied enterprise value for the Company as of December 31 for each of the fiscal years 2025 through 2027, by applying a range of illustrative enterprise value (“EV”) to next twelve month (“NTM”) EBITDA (“EV/NTM EBITDA”) multiples of 7.0x to 8.5x to estimates of the Company’s NTM EBITDA for each of the fiscal years 2025 through 2027. This illustrative range of EV/NTM EBITDA multiple estimates was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical EV/NTM EBITDA multiples for the Company and current and historical EV/NTM EBITDA multiples for certain publicly traded companies, as described below in the section captioned “Selected Public Company Comparables Analysis.”
Goldman Sachs then subtracted the amount of the Company’s debt, nonredeemable noncontrolling interests, regulatory required capital and contingent consideration and added the amount of the Company’s cash and cash equivalents, investments in affiliates and incremental cash from performance fees for each of the fiscal years 2025 through 2027, each as provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, from the respective implied enterprise values in order to derive a range of illustrative equity values as of December 31 for the Company for each of the fiscal years 2025 through 2027. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding Shares for each of fiscal years 2025 through 2027, calculated using information provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, to derive a range of implied future values per Share. Goldman Sachs then added the cumulative dividends per Share expected to be paid to holders of Shares through the end of each of fiscal years 2025 through 2027, using the Company Projections. Goldman Sachs then discounted these implied future equity values per Share to September 30, 2025, using an illustrative discount rate of 13.0%, reflecting an estimate of the Company’s cost of equity. Goldman Sachs derived such discount rate by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $42.78 to $52.16 per Share.
Selected Transactions Analysis
Goldman Sachs analyzed certain information relating to the following selected transactions in the asset management industry since 2018. For each of the selected transactions, Goldman Sachs calculated and compared the implied enterprise value of the applicable target company based on the consideration paid in the transaction as a multiple of the target company’s LTM adjusted EBITDA based on information in public filings, press releases and investor relations documents. While none of the companies that participated in the selected transactions are directly comparable to the Company, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of the Company’s results, market sizes and product profile.
The following table presents the results of this analysis:
Announcement Date	Selected Transactions		EV/LTM Adjusted EBITDA
	Acquiror	Target
April 2024	Victory Capital Holdings, Inc.	Amundi SA	8.9x
July 2022	Pzena Investment Management, LLC	Pzena Investment Management, Inc.	7.2x
December 2020	Macquarie Group Limited	Waddell & Reed Financial, Inc.	10.8x
October 2020	Morgan Stanley	Eaton Vance Corp.	12.1x
February 2020	Franklin Resources, Inc.	Legg Mason, Inc.	10.5x
November 2018	Victory Capital Holdings, Inc.	USAA Asset Management Company	6.9x
October 2018	Invesco Ltd.	OppenheimerFunds, Inc.	8.4x
Based on the results of the foregoing calculations and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of EV/LTM adjusted EBITDA multiples of 6.9x to 12.1x to the Company’s LTM adjusted EBITDA as of September 30, 2025, as provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, to derive a range of implied enterprise values for the Company. Goldman Sachs then subtracted the amount of the Company’s debt, nonredeemable noncontrolling interests, regulatory required capital and contingent consideration and added the amount of the Company’s cash and cash equivalents, investments in affiliates and incremental cash from performance fees reflected in the Company Projections, in each case, as provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, and divided the result by the number of fully diluted outstanding Shares as of December 16, 2025, as provided by the management of the Company and approved for Goldman Sachs’ use by the Special Committee, to derive a reference range of implied values per Share of $36.79 to $62.97.
Premia Paid Analysis
Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for all-cash acquisition transactions announced from January 1, 2014 through December 19, 2025 involving a public company based in the United States as the target where the disclosed enterprise values for the transaction were between $5 billion and $10 billion. For the entire period, using publicly available information, Goldman Sachs calculated the median, 25th percentile and 75th percentile premiums of the price paid in the 131 transactions relative to the target’s last undisturbed closing stock price prior to announcement of the transaction. This analysis indicated a median premium of 32% across the period. This analysis also indicated a 25th percentile premium of 20% and 75th percentile premium of 52% across the period. Using this analysis, Goldman Sachs applied a reference range of illustrative premiums of 20% to 52% to the unaffected closing price per Share of $41.63 as of October 24, 2025, and calculated a range of implied equity values per Share of $49.96 to $63.28.
Selected Public Company Comparables Analysis
Goldman Sachs reviewed and compared certain financial information for the Company to corresponding financial information, ratios and public market multiples for the following publicly traded corporations in the asset management industry, which we refer to in this section of the proxy statement as the “Selected Companies”:
•
AllianceBernstein Holding L.P.

•
Affiliated Managers Group, Inc.

•
Artisan Partners Asset Management Inc.

•
BlackRock, Inc.

•
Franklin Resources, Inc.

•
Invesco Ltd.

•
T. Rowe Price Group, Inc.

•
Victory Capital Holdings, Inc.

•
Virtus Investment Partners, Inc.

Although none of the Selected Companies is directly comparable to the Company, the Selected Companies included were chosen because they are publicly traded companies in the asset management industry with operations that, for purposes of analysis, may be considered similar to certain operations of the Company.
Goldman Sachs also calculated and compared various financial multiples and ratios, based on financial and trading data as of December 19, 2025 or, in the case of the unaffected closing price per Share, as of October 24, 2025, information Goldman Sachs obtained from public filings, Factset Research Systems Inc., and the Company Projections. With respect to the Company and the Selected Companies, Goldman Sachs calculated multiples of enterprise value to estimated NTM EBITDA.
The results of these calculations are summarized as follows:
	Selected Companies		The Company	The Company (Undisturbed)
	Range	Median
EV/NTM EBITDA	4.3x – 14.4x	7.5x	7.7x	7.3x
General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Company or Parent or the contemplated transaction.
Goldman Sachs prepared these analyses for purposes of Goldman Sachs providing its opinion to the Special Committee as to the fairness from a financial point of view to the holders (other than Parent, the Trian Shareholder and their respective affiliates) of Shares, as of the date of the opinion, of the $49.00 in cash per Share to be paid to such holders pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, Parent, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.
The merger consideration was determined through arm’s-length negotiations between the Special Committee and Parent and was approved by the Board on the recommendation of the Special Committee. Goldman Sachs provided advice to the Special Committee during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to the Company, the Special Committee or the Board or that any specific amount of consideration constituted the only appropriate consideration for the merger.
As described above, Goldman Sachs’ opinion to the Special Committee was one of many factors taken into consideration by the Special Committee in making its determination to recommend the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex C.
Goldman Sachs and its affiliates (collectively, “Goldman Sachs Affiliated Entities”) are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including Trian, a significant shareholder of the Company and an affiliate of Parent, General Catalyst, an affiliate of Parent, Qatar Investment Authority, an affiliate of Parent, and the preferred equity investor, an affiliate of Parent (collectively, the “Relevant Entities”), any of their respective affiliates and, as applicable, portfolio companies, including the State of Qatar, the parent of Qatar Investment Authority and/or its agencies and instrumentalities or any currency or commodity that may be involved in the transactions contemplated by the merger agreement. Goldman Sachs Investment Banking has an existing lending relationship with General Catalyst, Qatar Investment Authority and the preferred equity investor or their respective majority-owned subsidiaries (excluding, if applicable, portfolio companies) or funds. Goldman Sachs acted as financial advisor to the Special Committee in connection with, and participated in certain of the negotiations leading to, the merger. During the two-year period ended December 21, 2025, Goldman Sachs Investment Banking has not been engaged by the Company or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. During the two-year period ended December 21, 2025, Goldman Sachs Investment Banking has not been engaged by Trian or its affiliates and portfolio companies to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. As of December 21, 2025, Goldman Sachs Investment Banking was not mandated by Trian and/or its Related Entities (but excluding the Company or its other affiliates) to provide to any such person financial advisory and/or underwriting services. As of December 21, 2025, Goldman Sachs Investment Banking was not soliciting Trian and/or its Related Entities (but excluding the Company or its other affiliates) to work on financial advisory and/or underwriting matters for any such persons on which it has not been mandated. Goldman Sachs and/or its affiliates have provided certain financial advisory and/or underwriting services to General Catalyst and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as agent in connection with the private placement of senior unsecured bonds by Stripe Inc., an affiliate of General Catalyst, in September 2025. During the two-year period ended December 21, 2025, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to General Catalyst and/or its affiliates of approximately $1 million. As of December 21, 2025, Goldman Sachs Investment Banking was mandated by General Catalyst and/or its Related Entities to provide financial advisory and/or underwriting services unrelated to the merger with respect to one or more matters and, if all such matters were to be consummated, Goldman Sachs Investment Banking expected, as of December 21, 2025, that it would recognize compensation in an aggregate amount less than the transaction fee expected in connection with the merger. As of December 21, 2025, Goldman Sachs Investment Banking was not soliciting General Catalyst and/or its Related Entities to work on financial advisory and/or underwriting matters for any such persons on which it has not been mandated. Goldman Sachs and/or its affiliates also have provided certain financial advisory and/or underwriting services to Qatar Investment Authority and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as book runner in connection with the repricing of a term loan and revolver of Oryx Midstream Services LLC, an affiliate of Qatar Investment Authority, in January 2024; as financial advisor to Gigamon, an affiliate of Qatar Investment Authority, in connection with its sale of a minority stake in February 2024; as book runner in connection with the potential sale of shares of London Stock Exchange Group Plc, an affiliate of Qatar Investment Authority, in May 2024; as book runner in connection with a risk bid in J Sainsbury plc by Qatar Investment Authority in October 2024; as financial advisor to Qatar Investment Authority in connection with its acquisition of a stake in Qatar District Cooling Company Q.C.S.C. in November 2024; as book runner in connection with the repricing of a term loan and revolver of Oryx Midstream Services LLC, an affiliate of Qatar Investment Authority, in January 2025; and as financial advisor to Qatar Investment Authority in connection with its acquisition of a stake in Sauber Motorsport AG in July 2025. During the two-year period ended December 21, 2025, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Qatar Investment Authority and/or its affiliates and portfolio companies of approximately $25 million. As of December 21, 2025, Goldman Sachs Investment Banking was mandated by Qatar Investment Authority and/or its Related Entities to provide financial advisory and/or underwriting services unrelated to the merger with respect to multiple matters and, if all such matters were to be consummated, Goldman Sachs Investment Banking expected, as of December 21, 2025, that it would recognize compensation in an aggregate amount less than the transaction fee expected in connection with the merger. In addition, as is typical for investment banks, as of December 21, 2025, Goldman Sachs Investment Banking was soliciting Qatar Investment Authority and/or its Related Entities to work on financial advisory and/or underwriting matters unrelated to the merger on which it has not been, and may not be, mandated. Goldman Sachs Investment Banking is not in a position to estimate the amount of compensation, if any, it expects to recognize with respect to such matters, but it expects that, were it to be mandated on such matters, the mandates would provide for customary compensation. The status, timing and likelihood of consummation of such matters will change over time. Goldman Sachs Investment Banking has also provided, may currently be providing and may in the future provide certain financial advisory and/or underwriting services to the State of Qatar, the parent of Qatar Investment Authority, and/or its agencies and instrumentalities and their respective affiliates from time to time for which Goldman Sachs Investment Banking has recognized, and may recognize, compensation. Goldman Sachs and/or its affiliates also have provided certain financial advisory and/or underwriting services to the preferred equity investor and its affiliates from time to time, including having acted as book runner in connection with the issuance of investment grade bonds by the preferred equity investor in January 2024; as book runner in connection with the issuance of investment grade bonds by the preferred equity investor in May 2024; as book runner in connection with the issuance of investment grade bonds by the preferred equity investor in September 2024; and as financial advisor to the preferred equity investor in connection with its sale of a minority stake in Barings LLC in November 2025. During the two-year period ended December 21, 2025, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to the preferred equity investor and/or its affiliates of approximately $20 million. As of December 21, 2025, Goldman Sachs Investment Banking was mandated by the preferred equity investor and/or its Related Entities to provide financial advisory and/or underwriting services unrelated to the merger with respect to one or more matters and, if all such matters were to be consummated, Goldman Sachs Investment Banking expected, as of December 21, 2025, that it would recognize compensation in an aggregate amount less than the transaction fee expected in connection with the merger. As of December 21, 2025, Goldman Sachs Investment Banking was not soliciting the preferred equity investor and/or its Related Entities to work on financial advisory and/or underwriting matters for any such persons on which it has not been mandated. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to the Relevant Entities, the State of Qatar and/or its agencies and instrumentalities and their respective affiliates and/or, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation.

As of December 21, 2025, Goldman Sachs Affiliated Entities had (i) no direct GS Principal Investment (as defined below) in the Company and/or its affiliates (excluding any significant shareholder and its other affiliates), (ii) an aggregate direct GS Principal Investment of approximately $96 million in General Catalyst and/or its Related Entities (as defined below), (iii) no direct GS Principal Investment in GC Creation Fund III, L.P., a fund managed by General Catalyst and expected to provide equity financing for the merger, (iv) no direct GS Principal Investment in Bear Coast (Ventures) Fund II, LP, a fund managed by General Catalyst and expected to provide equity financing for the merger, (v) no direct GS Principal Investment in Trian and/or its Related Entities (but excluding the Company or its other affiliates), (vi) no direct GS Principal Investment in Jupiter Core Holdings, L.P., a fund managed by Trian and expected to provide equity financing for the merger, (vii) no direct GS Principal Investment in Jupiter AM Investors, L.P., a fund managed by Trian and expected to provide equity financing for the merger, (viii) no direct GS Principal Investment in the Trian Shareholder, a fund managed by Trian, (ix) no direct GS Principal Investments in the preferred equity investor and/or its Related Entities, (x) an aggregate direct GS Principal Investment of approximately $192 million in Qatar Investment Authority and/or its Related Entities and (xi) no direct GS Principal Investment in Qatar Holding LLC, a holding company wholly owned by the Qatar Investment Authority and expected to provide equity financing for the merger. As of December 21, 2025, funds managed by affiliates of Goldman Sachs Investment Banking were co-invested with General Catalyst, Qatar Investment Authority and/or their respective affiliates and were invested in equity interests of funds managed by affiliates of General Catalyst and the preferred equity investor. Such funds managed by affiliates of Goldman Sachs Investment Banking may co-invest with, and invest in equity interests of, Trian, General Catalyst, Qatar Investment Authority, the preferred equity investor and/or their respective affiliates or funds managed thereby in the future.
On the public side of Goldman Sachs’ informational wall (the “Public Side”) and in the ordinary course of its various business activities, Goldman Sachs Affiliated Entities may also own equity securities in the Relevant Entities and/or their respective affiliates arising from engaging in market making, trade execution, clearing, custody, margin lending and other similar financing transactions, securities lending, and related activities (including by acting as agent for third parties executing their transactions or as principal supplying liquidity to market participants, and any related hedging, other risk management or inventory management) (collectively, “Market Making Activities”), which positions change frequently. Regulatory, informational and operational barriers separate the Public Side from Goldman Sachs Investment Banking.
For purposes of this section of the proxy, (x) Goldman Sachs relied on its books and records to (i) unless otherwise indicated, calculate all amounts and (ii) determine whether an entity is an affiliate, portfolio company, subsidiary or majority-owned subsidiary of another entity, and (y) the following terms have the definitions set forth below:
“GS Principal Investments” (including any associated commitments) are (i) direct balance sheet investments in equity interests or equity securities held by Goldman Sachs Affiliated Entities for its own account or (ii) direct investments in equity interests held by a fund managed by a Goldman Sachs Affiliated Entity which fund is primarily for the benefit of Goldman Sachs Affiliated Entities and/or its current and former employees and not third party clients. GS Principal Investments do not include equity interests arising from Market Making Activities, equity derivatives, convertible debt instruments, or warrants or equity kickers received in connection with senior secured loans, mezzanine loans, warehouse loans, preferred equity with a fixed rate of return or other similar types of financing transactions (which may also be subject to hedging or other risk-mitigating instruments). GS Principal Investments also do not include investments by funds managed by Goldman Sachs Affiliated Entities which funds are almost entirely for the benefit of third party clients (“GS Client Funds”), which funds can co-invest alongside, and/or make investments in, the Relevant Entities or their respective Related Entities. As investment managers for GS Client Funds, Goldman Sachs Affiliated Entities are required to fulfill a fiduciary responsibility to GS Client Funds in making decisions to purchase, sell, hold or vote on, or take any other action with respect to, any financial instrument.
“Related Entities” are, as applicable, a person or entity’s subsidiaries, affiliates, portfolio companies and/or funds managed thereby.
The Special Committee selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the merger.

Pursuant to a letter agreement dated November 21, 2025, the Special Committee engaged Goldman Sachs to act as its financial advisor in connection with the merger. The engagement letter among the Special Committee, the Company and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $55 million, all of which is contingent upon consummation of the merger. The final value of such transaction fee will be based on the aggregate consideration paid in the merger, including in respect of the equity securities, indebtedness for borrowed money, noncontrolling interests and cash and cash equivalents of the Company, as set forth on the most recent consolidated balance sheet of the Company prior to the consummation of the merger. In addition, the Company has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Additional Presentations by Goldman Sachs
In addition to the presentation made to the Special Committee on December 21, 2025 described above, Goldman Sachs also made various preliminary presentations containing preliminary financial analyses to the Special Committee on December 1, 2025, December 2, 2025, December 4, 2025, December 10, 2025, December 11, 2025, December 15, 2025 and December 16, 2025. Copies of these written preliminary presentations and a copy of the presentation made to the Special Committee on December 21, 2025 have been filed as exhibits (c)(i), (c)(ii), (c)(iii), (c)(iv), (c)(v), (c)(vi), (c)(vii) and (c)(viii), respectively, to the Schedule 13E-3 filed with the SEC in connection with the merger. These written preliminary presentations and the presentation made to the Special Committee on December 21, 2025 will be available to any interested shareholder of the Company (or any representative of a shareholder who has been so designated in writing) to inspect and copy at the Company’s principal executive offices during regular business hours.
None of the various preliminary presentations to the Special Committee, alone or together, constitute, or form the basis for, an opinion of Goldman Sachs. Information contained in the various preliminary presentations is substantially similar to the information provided in Goldman Sachs’ presentation to the Special Committee on December 21, 2025, as described above. A summary of the written preliminary presentations is provided below. The following summary, however, does not purport to be a complete description of the written preliminary presentations or of the preliminary financial analyses performed by Goldman Sachs.
The December 1, 2025 materials presented to the Special Committee contained, among other information:
•
a preliminary historical stock trading analysis for the Company similar to that described above;

•
a preliminary illustrative discounted cash flow analysis of the Company similar to that described above;

•
a preliminary illustrative present value of future share price analysis for the Company similar to that described above;

•
a preliminary selected transactions analysis for the Company similar to that described above; and

•
a preliminary premia paid analysis for the Company similar to that described above.

The December 2, 2025 materials presented to the Special Committee contained, among other information:
•
a preliminary historical stock trading analysis for the Company similar to that described above;

•
a preliminary illustrative discounted cash flow analysis of the Company similar to that described above;

•
a preliminary illustrative present value of future share price analysis for the Company similar to that described above;

•
a preliminary selected transactions analysis for the Company similar to that described above; and

•
a preliminary premia paid analysis for the Company similar to that described above.

The December 4, 2025 materials presented to the Special Committee contained, among other information:
•
a preliminary historical stock trading analysis for the Company similar to that described above;

•
an illustrative summary of financial analyses performed for the Company;

•
a preliminary analysis at various prices for the Company; and

•
a preliminary illustrative sources and uses analysis.

The December 10, 2025 materials presented to the Special Committee contained, among other information:
•
a preliminary historical stock trading analysis for the Company similar to that described above;

•
a preliminary illustrative discounted cash flow analysis of the Company similar to that described above;

•
a preliminary illustrative present value of future share price analysis for the Company similar to that described above;

•
a preliminary selected transactions analysis for the Company similar to that described above; and

•
a preliminary premia paid analysis for the Company similar to that described above.

The December 11, 2025 materials presented to the Special Committee contained, among other information:
•
a preliminary historical stock trading analysis for the Company similar to that described above;

•
a preliminary illustrative discounted cash flow analysis of the Company similar to that described above;

•
a preliminary illustrative present value of future share price analysis for the Company similar to that described above;

•
a preliminary selected transactions analysis for the Company similar to that described above;

•
a preliminary premia paid analysis for the Company similar to that described above; and

•
a preliminary analysis at various prices for the Company.

The December 15, 2025 materials presented to the Special Committee contained, among other information, a preliminary illustrative sources and uses analysis.
The December 16, 2025 materials presented to the Special Committee contained, among other information, an analysis of the Company’s largest institutional shareholders.
The preliminary financial analyses in these preliminary presentations were based on market, economic and other conditions as they existed as of the dates of the respective presentations as well as other information that was available at those times. Accordingly, the results of the financial analyses differed due to changes in those conditions. Finally, Goldman Sachs continued to refine various aspects of its financial analyses with respect to the Company until December 21, 2025.
Reasons of the Buyers for the Merger
Under the SEC rules governing “going-private” transactions, each of Jupiter Company Limited, a company incorporated in Jersey; Jupiter Merger Sub Limited, a company incorporated in Jersey; Jupiter Topco LLC, a Jersey limited liability company; Jupiter Acquisition Limited, a company incorporated in Jersey; Trian Fund Management, L.P., a Delaware limited partnership; Trian Fund Management GP, LLC, a Delaware limited liability company; Trian Partners AM Holdco II, Ltd., a Cayman Islands exempted company with limited liability; Nelson Peltz; and Peter W. May (collectively, the “Buyer Filing Parties”) is an affiliate of the Company for purposes of the merger, and, therefore, the Buyer Filing Parties are required to express their reasons for the merger to the unaffiliated security holders. The Buyer Filing Parties are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. The views of the Buyer Filing Parties expressed in this section are not intended as, and do not constitute, a recommendation as to how the Company’s stockholders should vote their Shares relating to the merger.
The Buyer Filing Parties’ primary reason for the merger is to allow Parent to own all of the equity interests in the Company and to bear the rewards and risks of such ownership after the merger is completed without the Shares being publicly traded or the Company being subject to public company reporting requirements. The Buyer Filing Parties believe that structuring the transactions contemplated by the merger agreement, including the merger, in such manner is preferable to other transaction structures because it (i) will enable Parent to acquire all of the Shares at the same time, (ii) will allow the Company to cease to be a publicly traded and registered reporting company and (iii) represents an opportunity for the unaffiliated security holders to receive the merger consideration of $49.00 per share in cash, without interest in accordance with the terms and conditions of the merger agreement. In the course of considering the going-private transaction, the Buyer Filing Parties did not give significant consideration to any alternative transaction structures or other alternative means to accomplish the foregoing objectives because the Buyer Filing Parties believe the merger to be the most direct and effective way to accomplish these objectives.
Position of the Buyer Filing Parties as to the Fairness of the Merger
Under the SEC rules governing “going-private” transactions, each of the Buyer Filings Parties is an affiliate of the Company for purposes of the merger, and, therefore, the Buyer Filing Parties are required to express their beliefs as to the fairness of the merger to the unaffiliated security holders. The Buyer Filing Parties are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. The views of the Buyer Filing Parties as to the fairness of the merger are not intended to be and should not be construed as a recommendation to any Company shareholder as to how that shareholder should vote on the proposal to approve and adopt the merger agreement. The Buyer Filing Parties have interests in the merger that are different from, and in addition to, those of the unaffiliated security holders, including as disclosed in the section entitled “Special Factors — Interests of Directors and Executive Officers in the Merger” beginning on page 63 of this proxy statement.
The Buyer Filing Parties did not participate in the deliberation of the Special Committee or the Board regarding, nor did they receive advice from the respective legal or other advisors of the Special Committee or the Board as to, the fairness of the merger. While the Trian Directors are affiliated with the Buyer Filing Parties, as discussed in the section entitled “Special Factors — Background of the Merger,” the Trian Directors were excluded from all Board deliberations relating to the approval of the merger agreement. The Buyer Filing Parties have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the merger to the unaffiliated security holders.
Based on the knowledge of and the analysis by the Buyer Filing Parties of available information regarding the Company, as well as discussions with the Company’s management regarding the Company and its business and the factors considered by, and the analysis and resulting conclusions of, the Special Committee and the Board, the Buyer Filing Parties believe that the merger is fair to the unaffiliated security holders based upon the factors described below and substantially the same factors described under the section entitled “Special Factors — Reasons for Recommending the Approval and Adoption of the Merger Agreement and the Transactions Contemplated by the Merger Agreement, Including the Merger” beginning on page 38 of this proxy statement. The Buyer Filing Parties agree with the analyses, determinations and conclusions described under the sections entitled “Special Factors — Reasons for Recommending the Approval and Adoption of the Merger Agreement and the Transactions Contemplated by the Merger Agreement, Including the Merger,” and the Buyer Filing Parties adopt the analyses and opinions of the Special Committee and the Board in reaching their respective determinations as to the fairness of the merger to the unaffiliated security holders.
In particular, the Buyer Filing Parties considered the following substantive factors, which are not presented in any relative order of importance:

•
the current and historical market prices of the Company’s Shares, including the market performance of the Shares relative to those of other participants in Company’s industry and general market indices, and the fact that the per share merger consideration represents an approximate 18% premium to the closing price of $41.63 per share on October 24, 2025, the last trading day prior to the date of the Company’s filing of the initial Current Report on Form 8-K announcing the non-binding preliminary proposal (the “October 26 Proposal”), as well as a substantial premium to trading prices in early 2025 when capital markets conditions were less favorable due in part to geopolitical sensitivities;

•
the fact that the per share merger consideration will be paid to the unaffiliated security holders in all cash, thus allowing the unaffiliated security holders of the Company to immediately realize a certain and fair value for their Shares without the delays and risks of market volatility and global uncertainty;

•
the fact that shareholders are crystallizing value at a time when most U.S. equity indices are trading near record levels and at historically elevated valuation multiples;

•
the fact that, notwithstanding that the Buyer Filing Parties are not entitled to, and did not, rely on the opinion provided by Goldman Sachs to the Special Committee on December 21, 2025, Goldman Sachs rendered an opinion to the Special Committee to the effect that, as of the date thereof, and subject to, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, the $49.00 in cash per Share to be paid to the holders (other than Parent, the Trian Shareholder and their respective affiliates) of Shares pursuant to the merger agreement was fair, from a financial point of view, to such holders;

•
the Company’s ability, under certain circumstances and subject to and in accordance with the terms and conditions specified in the merger agreement, to provide information to, or participate in discussions or negotiations with, third parties regarding any alternative acquisition proposal;

•
the Company’s ability, subject to and in accordance with the terms and conditions specified in the merger agreement and the equity commitment letters, to specifically enforce Parent and Merger Sub’s obligations under the merger agreement and to cause the equity financing to be funded as contemplated by the merger agreement and the equity commitment letters;

•
the Company’s ability, subject to and in accordance with the terms and conditions specified in the merger agreement, to terminate the merger agreement to enter into a definitive agreement related to a superior proposal, subject to paying Parent the termination fee;

•
the fact that the guarantors are guaranteeing the full amount of Parent’s termination fee under the merger agreement;

•
the debt financing commitments provided to Parent by the lenders in connection with the merger and the obligations of Parent under the merger agreement with respect to such debt financing;

•
the preferred equity financing provided to Parent by the preferred equity investor in connection with the merger and the obligations of Parent under the merger agreement with respect to such preferred equity financing;

•
the fact that Parent and Merger Sub agreed to use reasonable best efforts to take all steps as may be necessary to obtain regulatory approvals to consummate the merger pursuant to the terms of the merger agreement;

•
the fact that the Company has sufficient operating flexibility to conduct its business in the ordinary course prior to the Closing;

•
the implied valuation multiple represented by the per share merger consideration, including that it reflects a premium multiple relative to the Company’s historical trading multiples and takes into account the Company’s improved operating performance;

•
the fact that the all-cash merger consideration eliminates continued exposure to risks associated with fluctuations in capital markets and geopolitical uncertainty to which the Company’s trading price is sensitive, thereby providing the unaffiliated security holders with certainty of value;

•
the fact that, in certain circumstances, subject to and in accordance with the terms and conditions specified under the terms of the merger agreement, the Board is able to withdraw, modify or amend their recommendation that the Company’s shareholders vote in favor of the proposal to approve and adopt the merger agreement.

In addition, the Buyer Filing Parties considered the following procedural factors, which are not presented in any relative order of importance:
•
the fact that, in evaluating and negotiating the transaction with the Buyer Filing Parties, the Special Committee represented the interests of the Company and the unaffiliated security holders of the Company;

•
the fact that the Special Committee had the full power and authority to consider, evaluate and negotiate other alternative strategic transactions outside of the ordinary course of business involving Janus Henderson (including the merger), including to reject any proposals made by the Buyer Filing Persons or any other person, and the recognition by the Special Committee that it had no obligation to recommend to the Board that it approve the merger agreement, and the recognition by the Board that it had no obligation to approve the merger agreement;

•
the fact that the Special Committee unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are in the best interests of, the Company;

•
the fact that the Board (other than those directors recusing themselves in accordance with applicable law), after considering the unanimous recommendation of the Special Committee, resolved that the merger agreement and the transactions contemplated thereby, including the merger, are in the best interests of the Company, and approved and declared the merger agreement and the transactions contemplated thereby advisable;

•
the fact that the Special Committee and the Board were fully informed about the extent to which the interests of the Buyer Filing Parties in the merger differed from those of the unaffiliated security holders;

•
the fact that the Special Committee retained, and had the benefit of advice from, nationally recognized independent legal and financial advisors;

•
the fact that as of the date of this proxy statement, no member of senior management of the Company has a substantial financial interest in the merger that is different from, or in addition to, the interests of the unaffiliated security holders generally, except (1) as described in the section of this proxy statement captioned “Special Factors — Interests of Directors and Executive Officers in the Merger” and (2) that prior to the Effective Time, Parent or Merger Sub (or their respective affiliates) may have discussions with certain of Company’s employees (including certain of its executive officers) regarding employment or other retention terms and may enter into definitive agreements regarding employment, retention, or the right to purchase or participate in the equity of the Surviving Corporation or one or more of its affiliates in connection with the merger (as further described in the section of this proxy statement captioned “Special Factors — Interests of Directors and Executive Officers in the Merger”); and

•
that the Special Committee held twelve (12) formal meetings (as well as a number of informal meetings) to discuss and evaluate Parent’s proposal and the transactions contemplated by the merger agreement and that each member of the Special Committee was actively engaged in the process.

The Buyer Filing Parties also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed merger, including:
•
the fact that the unaffiliated security holders will not participate in any future earnings, appreciation in value or growth of the Company’s business and will not benefit from any potential sale of the Company or its assets to a third party in the future;

•
the risk that the merger might not be completed in a timely manner or at all;

•
the fact that Parent and Merger Sub are newly formed entities with essentially no assets other than the funding commitments of the Equity Investors, the preferred equity investor and lenders;

•
the restrictions on the conduct of the Company’s business prior to the completion of the merger set forth in the merger agreement, which may delay or prevent the Company from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of the Company pending completion of the merger;

•
the negative effect that the pendency of the merger, or a failure to complete the merger, could potentially have on the Company’s business and relationships with its clients, employees, vendors and customers, which risk is mitigated by the fact that funds affiliated with Trian have held a significant investment in the Company since 2020;

•
subject to the terms and conditions of the merger agreement, from the date of execution of the merger agreement until the earlier to occur of the effective date or the termination of the merger agreement in accordance with its terms, the Company and its subsidiaries are restricted from soliciting, initiating or knowingly encouraging the submission of acquisition proposals from third parties or the making of any inquiry, proposal or offer that would reasonably be expected to lead to a an acquisition proposal;

•
the possibility that the amounts that may be payable by the Company upon the termination of the merger agreement, including payment to Parent of a termination fee of either $297,130,000 or $222,850,000 (with the lesser amount payable if the Expense Reimbursement is paid or becomes payable) in cash, and the processes required to terminate the merger agreement, including the opportunity for Parent to negotiate to make adjustments to the merger agreement, could discourage other potential acquirors from making a competing bid to acquire the Company; and

•
the fact that the receipt of cash by a U.S. Holder in exchange for Shares pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes.

The foregoing discussion of the information and factors considered and given weight by the Buyer Filing Parties in connection with the fairness of the merger agreement and transactions contemplated thereby, including the merger, is not intended to be exhaustive but is believed to include all material factors considered by the Buyer Filing Parties. The Buyer Filing Parties did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their respective positions as to the fairness of the merger agreement and transactions contemplated thereby, including the merger. Rather, the Buyer Filing Parties made the fairness determinations after considering all of the foregoing as a whole.
The Buyer Filing Parties believe these factors provide a reasonable basis upon which to form the belief that the merger is fair to the unaffiliated security holders. This belief should not, however, be construed as a recommendation to any shareholder to approve the merger agreement. The Buyer Filing Parties attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the other shareholders of the Company, and, accordingly, did not negotiate the merger agreement with a goal of obtaining terms that were fair to such shareholders. The Buyer Filing Parties do not make any recommendation as to how the unaffiliated security holders should vote their Shares relating to the merger.
Plans for the Company After the Merger
Following completion of the merger, Merger Sub will have been merged with and into the Company, with the Company having survived the Merger as a wholly owned subsidiary of Parent. The Shares are currently listed on NYSE and registered under the Exchange Act. Following completion of the merger, there will be no further public market for the Shares and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Shares will be delisted from the NYSE and deregistered under the Exchange Act.
Given Trian’s long-standing ownership stake in the Company, it is currently anticipated that, immediately following completion of the merger, the Company’s operations will initially be conducted substantially as they are currently being conducted (except that the Company will cease to be a publicly traded company and will instead be a wholly owned subsidiary of Parent). Over time, Trian and General Catalyst believe that the Company has an opportunity to enhance clients’ experience and further its strategy (Protect & Grow, Amplify and Diversify) by significantly increasing long-term investment in the Company’s product offerings, client service capabilities, technology and talent. In connection with these investment efforts, Trian and General Catalyst (i) may encourage Company management to explore M&A opportunities that can help further the Company’s objectives and (ii) intend to support Company management in the development of a post-Closing business plan that prioritizes and promotes the incorporation of AI across the Company’s business operations, products offering and services to better serve clients and further growth. Following completion of the merger, Trian and General Catalyst will continue to assess the Company’s assets, corporate and capital structure, capitalization, operations, business, properties and personnel to determine what specific investment opportunities and other changes, if any, would be desirable following the merger to enhance the Company’s business and operations.
Interests of Directors and Executive Officers in the Merger
In considering the recommendations of the Special Committee and the Board with respect to the merger, you should be aware that, aside from their interests as holders of Shares, some of our directors and executive officers have interests in the merger that are different from, or in addition to, your interests as a shareholder. You should keep this in mind when considering the recommendation of the Special Committee and the Board for the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement, including the merger. You should also review the subsection below entitled “— Material Interests under Article 127(F)(a)(v) of the Companies Law” beginning on page 69. The Special Committee and the Board were aware of and considered these interests to the extent that they existed at the time, among other matters. These interests are described and quantified in detail in the narrative and tables below.
In addition to the matters described below, the Trian Directors recused themselves from deliberations regarding the merger due to their affiliation with Trian. For the purposes of this summary, the Company’s named executive officers are as follows:
Name	Position
Ali Dibadj	Chief Executive Officer
Roger Thompson	Chief Financial Officer
William Cassidy	Chief Technology Officer
Michelle Rosenberg	Chief Administrative Officer and General Counsel
James Lowry	Former Global Chief Operating Officer
James Lowry, the former Global Chief Operating Officer, was a “named executive officer” for purposes of the Annual Proxy Statement for the fiscal year ended December 31, 2024, filed by the Company on March 21, 2025. James Lowry served as an executive officer until May 31, 2025.
In addition, the two Company executive officers who are covered by this summary who are not named executive officers are:
Name	Position
Georgina Fogo	Chief Risk Officer
Megan Podzorov	Chief People Officer
The Company’s current non-employee directors are Brian Baldwin, John Cassaday, Kalpana Desai, Kevin Dolan, Eugene Flood, Josh Frank, Alison Quirk, Leslie Seidman, Angela Seymour-Jackson and Anne Sheehan. Messrs. Baldwin and Frank are each designees of Trian and thus each an affiliate of Trian, although Messrs. Baldwin and Frank are not eligible for additional compensation from the Company or from Trian as a result of such relationship beyond their regular compensation for serving as members of the Board.
Certain Assumptions
Except as otherwise specifically noted, for purposes of quantifying the potential payments and benefits described in this section, the following assumptions were used:

•
The Effective Time is March 6, 2026, which is the assumed date of the closing of the merger solely for purposes of the disclosure in this section;

•
The Company RSUs and Company PSUs granted to Mr. Dibadj on May 12, 2025 will be treated in accordance with their terms. For purposes of the tables below, it has been assumed that the first anniversary from the grant date has elapsed and Mr. Dibadj experiences an involuntary termination of employment, resulting in such Company RSUs and Company PSUs fully vesting, with the level of performance for the Company PSUs deemed achieved at one hundred percent (100%) of target;

•
Each executive officer experiences an involuntary termination of employment (i.e., a termination of employment without “cause,” as such term is defined in the relevant plans and agreements) immediately following the assumed Effective Time; and

•
No director or executive officer receives any additional equity grants or other awards on or prior to the Effective Time.

As the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur or be accurate as of the date referenced, the actual amounts, if any, that may be paid or become payable may materially differ from the amounts set forth below.
Treatment of Company Equity Awards
The merger agreement provides that the Company’s equity awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment at the Effective Time:
Company RSU Awards.   Each Vested Company RSU Award will terminate and be cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment equal to (i) (a) the Merger Consideration, multiplied by (b) the number of Shares subject to such Vested Company RSU Award, plus (ii) the amount of any accrued but unpaid dividend equivalent rights. Each Unvested Company RSU Award will be converted into a Replacement RSU Award. Each Replacement RSU Award will earn interest at the prevailing money market rate of a specified Company money market fund, or the holder may elect to notionally invest fifty percent (50%) or one hundred percent (100%) of the cash in an underlying mutual fund or funds chosen from an approved list. Each Replacement RSU Award otherwise will have the same terms and conditions (including with respect to vesting and payment timing) as applied to the Unvested Company RSU Award for which it was exchanged.
Company PSU Awards.   Each Vested Company PSU Award will terminate and be cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment equal to (i) (a) the Merger Consideration, multiplied by (b) the number of Shares subject to such Vested Company PSU Award immediately prior to the Effective Time (with any applicable performance goals deemed satisfied based on actual performance), plus (ii) the amount of any accrued but unpaid dividend equivalent rights. Each Unvested Company PSU Award will be converted into a Replacement PSU Award (with any applicable performance goals deemed satisfied at one hundred twenty percent (120%) of target). Each Replacement PSU Award will earn interest at the prevailing money market rate of a specified Company money market fund, or the holder may elect to notionally invest fifty percent (50%) or one hundred percent (100%) of the cash in an underlying mutual fund or funds chosen from an approved list. Each Replacement PSU Award otherwise will have the same terms and conditions (including with respect to service-based vesting and payment timing but excluding any performance-based vesting conditions) as applied to the Unvested Company PSU Award for which it was exchanged.
Value to Executive Officers in Respect of Company Equity Awards
Based on the assumptions described above under “— Certain Assumptions”, the table below sets forth the number of Company equity awards held by the executive officers and the value that the executive officers can expect to receive for such awards at the Effective Time based on the per-share merger consideration equal to $49.00. Depending on when the merger is completed, certain awards that are assumed to be unvested and included in the table below may vest or be forfeited pursuant to their terms, independent of the merger.

Name	Company RSU Awards		Company PSU Awards
	Number (#)	Value ($)	Number(1) (#)	Value ($)
Executive Officers
Ali Dibadj	356,844	$17,485,356	834,987	$40,914,383
Roger Thompson	45,484	$2,228,716	69,755	$3,417,995
William Cassidy	106,153	$5,201,497	15,870	$777,630
Michelle Rosenberg	47,582	$2,331,518	65,630	$3,215,890
James Lowry	26,806	$1,313,494	34,852	$1,707,728
Georgina Fogo	30,501	$1,494,549	11,119	$544,841
Megan Podzorov	11,461	$561,589	7,936	$388,844

(1)
Other than for the Company PSUs granted to Mr. Dibadj on May 12, 2025, the number of Company PSU Awards included in this column is based on an assumed level of performance goals for Unvested Company PSU Awards of one hundred twenty percent (120%) of target. The number of Company PSUs granted to Mr. Dibadj on May 12, 2025 is based on an assumed level of performance at one hundred percent (100%) of target.

Value to Directors in Respect of Company Equity Awards
Each current non-employee director of the Company, other than the Chair of the Board, holds 4,238 unvested Company RSU Awards as of March 6, 2026 which are scheduled to vest on May 2, 2026. Based on the per-share merger consideration equal to $49.00, the value of these awards for each director, other than the Chair of the Board, is $207,662. The Chair of the Board has deferred 17,605 Company RSU Awards as of March 6, 2026 that will be distributed in connection with the Merger and, based on the per-share merger consideration equal to $49.00, the value of these deferred awards is $862,645. The Company may grant its annual equity awards with a grant date fair value of $170,000 to the Company’s non-employee directors, and $305,000 to the Company’s Chair of the Board, in May of 2026. Any outstanding Company RSUs held by our non-employee directors will terminate and be cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment equal to (a) (I) the Merger Consideration, multiplied by (II) the number of Shares subject to such Company RSU Award, plus (b) the amount of any accrued but unpaid dividend equivalent rights.
Potential Severance Payments Upon an Involuntary Termination Following the Effective Time
Upon an involuntary termination of employment without cause or his resignation for good reason following the Effective Time, Mr. Dibadj will be entitled to severance in accordance with his employment agreement. Payments would include the following:
•
A lump sum cash amount equal to three times annual total cash compensation (including base salary and target cash bonus);

•
Any unpaid portion of variable cash compensation relating to a previously completed fiscal year;

•
A cash payment equal to the target cash bonus for the year of termination, prorated through the date of termination;

•
Vesting of any unvested replacement awards; and

•
Continued medical, dental and vision coverage at the Surviving Company’s expense for a period up to eighteen (18) months following the date of termination.

Except with respect to Mr. Dibadj, upon an involuntary termination of employment without cause following the Effective Time, the Company’s other executive officers would be entitled to the severance benefits consistent with the severance benefits offered to all other employees. Payments would include the following:

•
A cash payment equal to a number of months of base salary (determined based on the individual’s length of service), and subject to a minimum of three (3) and a maximum of twelve (12) months;

•
A payment in lieu of notice, if applicable, as described in the service agreements with certain executive officers;

•
A pro rata portion of total variable cash compensation based on the previous year’s actual variable cash compensation (assuming termination after July 1);

•
Vesting of any unvested replacement awards and fund unit awards; and

•
A cash payment equal to the value of continued health benefits for the length of the severance period.

Based on the assumptions described above under “— Certain Assumptions”, the table below sets forth the estimated value of the severance payments and benefits that the executive officers of the Company would be eligible to receive upon an involuntary termination of employment without cause (or, solely in the case of Mr. Dibadj, a resignation with good reason) following the Effective Time. The estimated amounts below do not attempt to quantify any reductions in order to eliminate any applicable “golden parachute” excise taxes under the Internal Revenue Code of 1986, as amended (the “Code”).
	Severance Payments ($)	Payment in Lieu of Notice ($)	Equity(3) ($)	Medical, Dental and Vision Benefits ($)
Executive Officers
Ali Dibadj	$18,415,000	—	$58,399,739	$40,790
Roger Thompson(1)	$526,920	$526,920	$5,646,711	—
William Cassidy	$500,000	—	$5,979,127	$26,113
Michelle Rosenberg	$500,000	—	$5,547,408	$29,611
James Lowry(2)	—	—	$3,021,222	—
Georgina Fogo	$526,920	$263,460	$2,039,390	—
Megan Podzorov	$500,000	—	$1,010,826	$27,485

(1)
Mr. Thompson is expected to retire from the Company on March 31, 2026. The amounts reflected in the table above may differ from the payments and benefits that Mr. Thompson will receive pursuant to the terms of his retirement agreement.

(2)
Mr. Lowry is no longer employed with the Company and not eligible to receive severance payments or benefits other than continued vesting of outstanding equity awards.

(3)
Reflects the value of matching awards granted in connection with purchases made under the ESPP or matching shares issued under the BAYE, replacement awards and fund unit awards that would vest on an accelerated basis or continue to vest in accordance with their regular vesting schedule.

Arrangements with the Surviving Company Following the Merger
Prior to the Effective Time, Parent may, in its discretion, initiate negotiations of agreements, arrangements and understandings with certain of the Company’s directors and executive officers regarding employment, compensation and benefits with, and the right to purchase (including by reinvesting all or a portion of their existing equity in the Company) or participate in the equity of, Parent or one or more of its affiliates, and may enter into definitive agreements with certain of the Company’s directors and executive officers regarding continued employment or services, in each case taking effect at the Effective Time. It is also expected that the Company and Trian and General Catalyst will work together to develop a new long-term incentive plan for the Company to be implemented following the closing. It is expected that (i) Ali Dibadj will continue as Chief Executive Officer of the Surviving Company following the consummation of the merger, (ii) Sukh Grewal will serve as Chief Financial Officer of the Surviving Company following the consummation of the merger, and (iii) each of Mr. Dibadj, Mr. Grewal and Michelle Rosenberg will serve as directors of the Surviving Company following the merger.

Special Committee Fees
Each member of the Special Committee (consisting of John Cassaday, Kevin Dolan and Anne Sheehan) is entitled to receive compensation from the Company in connection with his or her service on the Special Committee of $20,000 per month (or partial month), with Mr. Cassaday, the chair of the Special Committee, entitled to receive an additional $5,000 per month (or partial month), subject to aggregate caps of $200,000 per member and $250,000 for the chair, respectively. Such compensation is in addition to such members’ regular compensation as members of the Board and is not contingent upon the consummation of the merger or the outcome of the Special Committee’s work.
Merger-Related Compensation for the Company’s Named Executive Officers
The information set forth in the table below is intended to comply with Item 402(t) of the SEC’s Regulation S-K, which requires disclosure of information about certain compensation for each named executive officer of the Company that is based on, or otherwise relates to, the contemplated merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section we use such term to describe the merger-related compensation payable to the named executive officers of the Company. The merger-related compensation payable to these individuals is the subject of an advisory (non-binding) vote of the Company’s shareholders, as described below in the section of this proxy statement titled “Proposal 3 — Non-Binding Compensation Advisory Proposal.”
The amounts shown in the table below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below and in the footnotes to the table, and do not reflect certain compensation actions that may occur before completion of the merger. For purposes of calculating such amounts, the assumptions described above under “Special Factors — Interests of Directors and Executive Officers in the Merger — Certain Assumptions” were used.
Golden Parachute Compensation
Name	Cash ($)(3)	Equity ($)(4)	Benefits ($)(5)	Total ($)(6)
Ali Dibadj	$18,415,000	$58,399,739	$40,790	$76,855,529
Roger Thompson(1)	$1,053,840	$5,646,711	—	$6,700,551
William Cassidy	$500,000	$5,979,127	$26,113	$6,505,240
Michelle Rosenberg	$500,000	$5,547,408	$29,611	$6,077,019
James Lowry(2)	—	$3,021,222	—	$3,021,222

(1)
Mr. Thompson is expected to retire from the Company on March 31, 2026. The amounts reflected in the table above may differ from the payments and benefits that Mr. Thompson will receive pursuant to the terms of his retirement agreement.

(2)
Mr. Lowry is no longer employed with the Company and not eligible to receive severance payments or benefits other than continued vesting of outstanding equity awards.

(3)
The amounts in this column represent a cash severance payment equal to twelve (12) months of base salary for each Messrs. Thompson and Cassidy and Ms. Rosenberg and pay in lieu of notice for Mr. Thompson. In respect of Mr. Dibadj, the amount in this column represents a lump sum amount equal to three (3) times annual total cash compensation and the prorated target cash bonus. The amounts shown in this column are “double-trigger” and will not be payable unless the named executive officer’s employment is terminated by the employer without cause (or, solely in the case of Mr. Dibadj, a resignation with good reason) following the Effective Time.

(4)
The amounts in this column represent the value of and the accelerated vesting of Vested Company RSU Awards and replacement awards held by the named executive officers based on the per-share merger consideration equal to $49.00. The amounts shown in the table below in respect of replacement awards are “double trigger” and will not be payable following a change in control unless the named executive officer’s employment is terminated by the employer without cause (or, solely in the case of Mr. Dibadj, resignation with good reason), which is assumed for purposes of this column to occur immediately following the Effective Time. The amounts shown in the table below in respect of Vested Company RSU Awards are “single trigger” and, except for Mr. Thompson, represent the matching awards granted in connection with purchases made under the ESPP. Solely in respect of Mr. Thompson, such amount represents the matching shares issued under the BAYE. For further details regarding the treatment of the Company’s equity-based awards in connection with the merger, see the section entitled “Special Factors — Interests of Directors and Executive Officers in the Merger — Treatment of Company Equity Awards.”
Name	Vested Company RSU Awards		Replacement RSU Awards		Replacement PSU Awards
	Number (#)	Value ($)	Number (#)	Value ($)	Number (#)	Value ($)
Executive Officers
Ali Dibadj	88	$4,312	356,756	$17,481,044	834,987	$40,914,383
Roger Thompson	75	$3,675	45,409	$2,231,166	69,755	$3,417,995
William Cassidy	88	$4,312	106,065	$3,721,011	15,870	777,630
Michelle Rosenberg	88	$4,312	47,494	$2,327,206	65,630	$3,215,890
James Lowry	—	—	26,806	$1,313,494	34,852	$1,707,728

(5)
The amounts in this column represents the total cost to the Company of the continued medical, dental and vision benefits for eighteen (18) months for Mr. Dibadj and twelve (12) months for each of Mr. Cassidy and Ms. Rosenberg. The amounts shown in this column are “double-trigger” and will not be payable unless the named executive officer’s employment is terminated by the employer without cause (or, solely in the case of Mr. Dibadj, a resignation with good reason) following the Effective Time.

(6)
The total amounts do not reflect any reductions to “parachute payments” as defined by Code Section 280G to avoid any applicable excise tax thereunder. A definitive analysis of the need, if any, for such reductions will depend on the Effective Time, the date of termination (if any) of the named executive officer and certain other assumptions used in the applicable calculations.

Director and Officer Indemnification and Insurance
The merger agreement provides that, for a period of six years after the Effective Time, the surviving company will indemnify and hold harmless each present and former director and officer of the Company and its subsidiaries against any costs or expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, or liabilities incurred in connection with any claim, action, suit, proceeding, or investigation arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, to the fullest extent permitted by applicable law and as provided in the Company’s organizational documents and all indemnification agreements entered into between the Company and its current or former directors and executive officers. In addition, the surviving company will maintain directors’ and officers’ liability insurance policies with respect to acts or omissions occurring prior to the Effective Time for a period of six years after the Effective Time, on terms no less favorable than those in effect as of the date of the merger agreement, subject to certain limitations on premium costs.
In addition, the merger agreement provides that all such indemnification agreements will survive the consummation of the merger and will remain in full force and effect following the Effective Time, and Parent will not amend, repeal or otherwise modify any such provisions in a manner adverse to the rights of the individuals entitled thereto with respect to acts or omissions occurring at or prior to the Effective Time.
Equity Interests of Directors and Executive Officers
Information regarding the beneficial ownership of Shares by each of our directors and named executive officers can be found in the section entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 132. Any Shares owned by the directors and named executive officers of Janus Henderson at the Effective Time will be converted into the right to receive the same per Share cash consideration as is payable to other Janus Henderson shareholders under the merger agreement. Accordingly, it is estimated that, at the Effective Time, the 465,200 Shares beneficially owned by our directors and named executive officers as of the measurement date, as set forth in the section entitled “Security

Ownership of Certain Beneficial Owners and Management” beginning on page 132, will be converted into the right to receive an aggregate amount equal to $22,794,800 in cash proceeds, in the aggregate.
Material Interests under Article 127F(2)(a)(v) of the Companies Law
Janus Henderson
Directors and officers of the Company may have interests (aside from their interests as holders of the Company’s Shares and equity interests satisfied by the Company’s Shares) in the merger that are different from, or in addition to, a person’s interests as a shareholder in the Company or Merger Sub. These include that: (1) Brian Baldwin and Josh Frank, each a director of the Company, are each designees of Trian and each is an affiliate of Trian, (2) each of the members of the Special Committee (John Cassaday, Kevin Dolan and Anne Sheehan) is entitled to receive fees in connection with his or her service on the Special Committee, (3) the Company’s directors and officers are entitled to continued indemnification and insurance coverage under the merger agreement and indemnification agreements between such individuals and the Company, (4) certain of the executive officers of the Company are expected to remain in service with the Company following the consummation of the merger, including Ali Dibadj, a director of the Company and the Chief Executive Officer of the Company (and Ali Dibadj, Sukh Grewal and Michelle Rosenberg are also expected to be the directors of the Company following the consummation of the Merger), (5) certain equity awards held by the executive officers of the Company that are fully vested as of the consummation of the merger will be cancelled upon the consummation of the merger and converted into the right to receive a cash payment based on merger consideration, (6) certain unvested equity awards held by directors of the Company will be fully vested as of immediately prior to the consummation of the merger and cancelled and converted into the right to receive a cash payment based on the merger consideration, (7) certain unvested equity awards held by executive officers of the Company will be replaced with cash and/or cash-based awards (or, in lieu of cash or cash-based awards, with profits interests grants in Parent or an affiliate (or other awards)), which replacement awards will remain outstanding following the consummation of the merger and may vest upon a qualifying termination of employment following the consummation of the merger, (8) executive officers of the Company may receive severance payments and benefits under the applicable employment agreement or the Company’s severance practices upon a qualifying termination of employment following the consummation of the merger and (9) certain executive officers of the Company may receive retention awards in connection with the merger. The Special Committee and the Board were aware of and considered these interests. Further, it is noted that, pursuant to Article 75 of the Companies Law and the articles of association of the Company, any director of the Company who has, directly or indirectly, an interest in a transaction entered into or proposed to be entered into by the Company or by a subsidiary of the Company which to a material extent conflicts or may conflict with the interests of the Company and of which the director is aware, is required to disclose to the Company the nature and extent of the director’s interest and, in furtherance of that requirement, Brian Baldwin and Josh Frank disclosed their previously noted relationship with Trian and Ali Dibadj disclosed that he was expecting to continue as Chief Executive Officer of the Company following the consummation of the merger.
Merger Sub
Thomas Willamson and Michelle Carter are employees of Ogier Global (Jersey) Limited, which together with its affiliated entities, provides corporate administration and secretarial services to Merger Sub and Parent. Thomas Willamson and Michelle Carter are also the directors of Parent and Jupiter Acquisition Limited, a private limited company incorporated under the laws of Jersey and the sole shareholder of Parent.
Intent of Janus Henderson’s Directors and Executive Officers to Vote in Favor of the Merger
Janus Henderson’s directors and executive officers have informed Janus Henderson that, as of the date of this proxy statement, they intend to vote all of their Shares in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, the adjournment proposal and the non-binding compensation advisory proposal. As of the measurement date, Janus Henderson’s directors and executive officers beneficially owned, in the aggregate, approximately 21.0% of the voting power of the Shares outstanding.

Intent of Certain Shareholders to Vote in Favor of the Merger
Trian Partners AM Holdco II, Ltd., a Cayman Islands exempted limited company (the “Trian Shareholder”), who beneficially owned approximately 20.7% of the Shares as of the measurement date, entered into the Voting and Rollover Agreement, pursuant to which the Trian Shareholder agreed to vote all of its Shares in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, as well as the adjournment proposal, subject to the terms and conditions contained in the Voting and Rollover Agreement. These voting obligations are subject to certain exceptions, including a change in recommendation by the Board in accordance with the terms of the merger agreement. The Trian Shareholder has also agreed to roll over at least 24,750,000 Shares, subject to certain adjustments as described in the Voting and Rollover Agreement (such shares, as adjusted, “rollover shares”) through a series of contributions involving the two newly formed Jersey entities that will result in Parent directly holding the rollover shares if such transactions contemplated by the Voting and Rollover Agreement are effectuated. For more information, see the section of this proxy statement entitled “The Voting and Rollover Agreement” beginning on page 122 as well as the full text of the Voting and Rollover Agreement, attached as Annex B to this proxy statement, which is incorporated by reference in this proxy statement in their entirety.
Certain Effects of the Merger
If the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, is approved by special resolution i.e. at least two-thirds (2/3) of the total number of votes cast at the special meeting are cast in favor of this resolution, and the other conditions to the closing of the merger are either satisfied or (to the extent permitted by applicable law) waived, Merger Sub will be merged with and into Janus Henderson upon the terms set forth in the merger agreement. As the Surviving Company in the merger, Janus Henderson will continue to exist following the merger as a wholly owned subsidiary of Parent.
Following the merger, all of Janus Henderson’s equity interests will be legally and beneficially owned by Parent, and none of Janus Henderson’s current shareholders will, by virtue of the merger, have any ownership interest in, or be a shareholder of, Janus Henderson, the Surviving Company or Parent after the completion of the merger. As a result, Janus Henderson’s current shareholders (other than those holding the rollover shares) will no longer benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of Janus Henderson Shares. Following the merger, Parent will benefit from any increase in Janus Henderson’s enterprise value and also will bear the risk of any decrease in Janus Henderson’s enterprise value.
Upon completion of the merger, each Share issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) will be cancelled and automatically converted into the right to receive the merger consideration, without interest. See the section of entitled “The Agreement and Plan of Merger —  Merger Consideration,” beginning on page 94.
For information regarding the effects of the merger on Janus Henderson’s outstanding equity awards, please see the section entitled “Special Factors — Interests of Directors and Executive Officers in the Merger,” beginning on page 63, and the section entitled “The Agreement and Plan of Merger — Treatment of Outstanding Equity Awards,” beginning on page 94.
Janus Henderson Shares are currently registered under the Exchange Act and trade on the NYSE under the symbol “JHG.” Following the completion of the merger, the Shares will no longer be traded on the NYSE or any other public market. In addition, the registration of Shares under the Exchange Act will be terminated, and Janus Henderson will no longer be required to file periodic and other reports with the SEC with respect to Janus Henderson Shares.
Benefits of the Merger to the Unaffiliated Security Holders
The primary benefit of the merger to the unaffiliated security holders will be their right to receive the per-share merger consideration for each Share held by such shareholder as described above. This amount constitutes a premium of approximately 17.7% to the unaffected closing price of the Shares of $41.63 per share on October 24, 2025, the last full trading day before media reports that Janus Henderson was exploring a potential transaction and a premium of approximately 6.5% over the closing price of the Shares on December 19, 2025, the last full trading day before the execution of the merger agreement and the public announcement of the merger. Additionally, such shareholders will avoid the risk after the merger of any possible decrease in Janus Henderson’s future earnings, growth or value.
Detriments of the Merger to the Unaffiliated Security Holders
The primary detriment of the merger to the unaffiliated security holders is the lack of an interest of such shareholder in the potential future earnings, growth or value realized by Janus Henderson after the merger, including as a result of any sale of Janus Henderson or its assets to a third party in the future. Additionally, the receipt of cash in exchange for Janus Henderson Shares pursuant to the merger will generally be a taxable sale transaction for U.S. federal income tax purposes to U.S. holders (as defined in the section entitled “Special Factors — U.S. Federal Income Tax Considerations for U.S. Holders,” beginning on page 74) who surrender their Shares in the merger to the extent that such shareholder have any gain on their Shares or loss on their Shares if such loss is subject to limitation, which will generally end tax deferral on any unrecognized gain or loss built into such Shares.
Certain Effects of the Merger for the Buyer Filing Parties
If the merger is completed, all of the equity interests in Janus Henderson will be beneficially owned indirectly through Parent, by the other Buyer Filing Parties and their affiliates and certain other parties that will acquire equity interests substantially concurrently with or immediately prior to the merger (see the sections entitled “Parties to the Merger” and “Important Information Regarding the Buyer Filing Parties” for additional information) which other parties will not acquire direct or indirect interests in Parent until immediately prior to the merger. The benefits of the merger to the Buyer Filing Parties include the fact that, following the completion of the merger, Parent will directly own 100% of the outstanding equity interests of the Surviving Company and will therefore have a corresponding 100% interest in the Surviving Company’s net book value and net earnings. The table below sets forth the beneficial ownership of Shares and resulting interests in Janus Henderson’s net book value and net earnings of the Buyer Filing Parties prior to and immediately after the merger, based on Janus Henderson’s net book value at December 31, 2025 of $5,275.5 million and net income (loss) for the twelve (12) month period ended December 31, 2025 of $815.9 million, as if the merger were completed on such date.
	Beneficial Ownership of Janus Henderson Prior to the Merger(1)			Beneficial Ownership of Janus Henderson After the Merger(2)
($ in millions)	% Ownership	Net Book Value at December 31, 2025(2)	Net Income (Loss) for the Twelve Months Ended December 31, 2025(2)	% Ownership(2)	Net Book Value at December 31, 2025(2)	Net Income (Loss) for the Twelve Months Ended December 31, 2025(2)
Parent	—	$—	$—	100%	$1,771.0	$809.2
Jupiter Acquisition Limited	—	$—	$—	100%	$1,771.0	$809.2
Jupiter Topco LLC	—	$—	$—	100%	$1,771.0	$809.2
Trian Filing Parties(3)	20.7%	$1,091.1	$168.8	71.2%	$1,261.0	$576.2

(1)
For purposes of calculating beneficial ownership, the total number of Shares outstanding is based on 154,075,608 Shares outstanding as of the measurement date.

(2)
For purposes of calculating the net book value on December 31, 2025 as if the merger closed on December 31, 2025, we have assumed the retirement of the 2034 Notes and the incurrence of $2.6 billion in new term loans and $1.3 billion of other bank financing. This assumes Parent draws upon the full commitment available under the debt commitment letter, which may or may not be necessary to complete the transaction. For purposes of calculating the beneficial ownership percentages and applicable allocation of net book value and net income, such calculations do not take into account any reinvestment of existing equity in the Company by certain of the Company’s directors and executive officers which may occur or any grants of incentive units pursuant to any management incentive plan that may be established after the Closing. Such calculations also do not take into account any conversion of any preferred equity to be issued by Topco to the preferred equity investor or certain other parties. In addition, the actual interests of the Buyer Filing Parties after the Closing will be calculated based upon, among other things, the amount of equity financing required at Closing and the number of rollover shares contributed to Parent, which are not known as of the date of this proxy statement.
(3)
“Trian Filing Parties” means Trian, the Trian Shareholder, Trian Fund Management GP, LLC, Nelson Peltz and Peter May.

In addition, the Buyer Filing Parties will benefit from the savings associated with Janus Henderson no longer being required to file reports under or otherwise having to comply with provisions of the Exchange Act. Detriments of the merger to the Buyer Filing Parties include the lack of liquidity for the Shares following the merger and the risk that Janus Henderson will decrease in value following the merger.
Consequences If the Merger Is Not Completed
If the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, is not approved by at least two-thirds (2/3) of total number of votes cast at the special meeting in favor of this resolution, or if the merger is not completed for any other reason, you will not receive any consideration from Parent or Merger Sub for your Shares. Instead, Janus Henderson will remain a public company, and Janus Henderson Shares will continue to be listed and traded on the NYSE. We expect that our management will operate our business in a manner similar to that in which it is being operated today and that holders of Shares will continue to be subject to the same risks and opportunities as they currently are subject to with respect to their ownership of Shares. If the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of Shares, including the risk that the market price of Shares may decline to the extent that the current market price of Shares reflects a market assumption that the merger will be completed. If the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, is not approved by at least two-thirds (2/3) of the total number of votes cast at the special meeting in favor of such resolution, or if the merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to us will be offered or that our business, prospects or results of operations will not be adversely impacted.
Upon termination of the merger agreement under specified circumstances, Janus Henderson will be required to pay Parent a termination fee of either $297,130,000 or $222,850,000. The lesser amount of the termination fee will be payable if Expense Reimbursement is paid or becomes payable by Janus Henderson to Parent due to the failure of Janus Henderson to obtain the Required Company Vote. This Expense Reimbursement will become payable if either Parent or Janus Henderson terminates the merger agreement because of the failure to obtain the Required Company Vote, will cover any and all reasonable and documented out-of-pocket fees and expenses actually incurred by or on Parent’s behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of the merger agreement and the transactions contemplated thereby, and will not exceed $111,420,000. The merger agreement also provides that Parent may be required to pay Janus Henderson a reverse termination fee of $222,850,000 if the merger agreement is terminated under specified circumstances (the “reverse termination fee”). For additional information, see the section entitled “The Agreement and Plan of Merger — Expenses; Termination Fees” beginning on page 119.
Right to Object
Pursuant to Article 127FB of the Companies Law, following the approval by the Company shareholders of the merger at the special meeting, any Company shareholder has the right to apply to the Royal Court of Jersey on the grounds that the merger would unfairly prejudice their interests. An application to the Royal Court of Jersey objecting to the merger may not be made (i) more than 21 days after the merger has been approved by the Company shareholders at the special meeting or (ii) by a Company shareholder if such shareholder voted in favor of the merger. The Companies Law does not preclude a member who fails to vote their Shares on the merger proposal from making such an application. In view of this, dissenters and abstainers may bring such an application to court.

On an application to the Royal Court of Jersey in objection of the merger, the court may, if satisfied that such application is well-founded, make an order as it thinks fit for giving relief in respect of the matters complained of, subject to certain rights of the Company and Merger Sub to terminate the merger. Such order will typically be tailored to the relief sought by the applicant but may include a restraint on the merger, impose conditions on the merger or provide for the purchase of the shares of the applicant Janus Shareholder, including by Janus Henderson itself.
If you are a “street name” holder of Shares (i.e., you beneficially own Shares for which your bank, broker, trust or other nominee is the registered holder), you are not a Company shareholder / holder of record within the meaning of the Companies Law. In order to make an application to the Royal Court of Jersey in objection of the merger pursuant to Article 127FB of the Companies Law it would be necessary for you to cause your Shares to be transferred directly to you. You should contact your bank, broker, trust or nominee through which you hold Shares in “street name” who should be able to advise you on process.
U.K. Tax Considerations
The following statements do not constitute legal or tax advice and are intended only as a general guide to certain material U.K. tax consequences of the merger. The statements are based on current U.K. tax law and H.M. Revenue & Customs (“HMRC”) published practice as at the date of this document and such provisions may be repealed, revoked or modified, possibly with retrospective effect, so as to result in U.K. tax consequences different from those described below. These statements are not intended to be exhaustive and do not purport to be a complete analysis of all U.K. tax considerations relating to merger.
The statements below relate only to holders of Shares who are, and will, at the Effective Time, be, the absolute beneficial owners of Shares, including U.K. DI Holders (as defined below), and who are resident in the U.K. for U.K. tax purposes (“U.K. Holders”), except insofar as express reference is made to the treatment of non-U.K. residents.
These statements may not apply to certain holders of Shares (including, for this purpose, where such Shares are held through U.K. DIs) (as defined below), such as (but not limited to) brokers or dealers in securities, insurance companies, collective investment schemes, tax exempt organisations, persons who receive dividends through an Individual Savings Account or Self Investment Personal Pension, persons who control or hold (either alone or together with one or more associated or connected persons) directly or indirectly, 10 per cent. or more of the shares and/or voting power of the Company, persons who hold the Shares as part of hedging transactions, persons who are subject to tax on a split year basis, persons who hold their Shares as trading stock and not as investment and persons who have (or are deemed to have) acquired their Shares or will (or will be deemed to) acquire their Shares by virtue of an office or employment. Such persons may be subject to special rules.
IF SHAREHOLDERS ARE IN ANY DOUBT AS TO THEIR TAX POSITION OR IF SHAREHOLDERS ARE OR MAY BE SUBJECT TO TAX IN A JURISDICTION OTHER THAN THE U.K. SUCH SHOULD CONSULT AN APPROPRIATE PROFESSIONAL ADVISER. EACH SHAREHOLDER SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISOR FOR TAX ADVICE.
U.K. Taxation of Chargeable Gains
The cancellation of the Shares held by a U.K. Holder pursuant to the merger in return for cash should be treated as a disposal of the relevant U.K. Holder’s Shares for the purposes of U.K. capital gains tax or U.K. corporation tax on chargeable gains (as applicable) and therefore may, depending on the U.K. Holder’s particular circumstances (including the U.K. Holder’s base cost in his, her or its holding of the Shares and the availability of exemptions, reliefs or allowable losses), give rise to a liability to U.K. capital gains tax or U.K. corporation tax on chargeable gains or, alternatively, an allowable capital loss.
Non-U.K. residents will not generally be liable to U.K. taxation on chargeable gains in respect of the receipt of cash in exchange for Shares pursuant to the merger. However, there are certain exceptions, two of which are: any non-U.K. resident individual who becomes a U.K. resident after having left the U.K. for a period of five years or less and who was a U.K. resident for at least four of the seven tax years prior to his or her leaving the U.K., and any non-U.K. resident company that holds their Shares in connection with a trade or business which is conducted in the U.K. through a U.K. permanent establishment, may be liable for U.K. capital gains tax and U.K. corporation tax on chargeable gains, respectively, in respect of the disposal of their Shares for cash pursuant to the merger.
U.S. Federal Income Tax Considerations for U.S. Holders
The following is a general summary of certain U.S. federal income tax considerations related to the merger applicable to U.S. holders (as defined below) of Shares who receive cash for their Shares in the merger. This section applies only to holders that hold their Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion is a summary only and does not discuss all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or status including:
•
financial institutions or financial services entities;

•
broker-dealers;

•
taxpayers that are subject to the mark-to-market accounting rules;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
expatriates or former long-term residents of the United States;

•
persons that actually or constructively own five percent or more of the Company’s voting shares or five percent or more of the total value of all classes of Company shares;

•
persons that acquired the Company’s securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•
persons that hold Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•
persons whose functional currency is not the U.S. dollar;

•
controlled foreign corporations;

•
accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code; or

•
passive foreign investment companies.

This discussion is based on current U.S. federal income tax law, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. This discussion does not address U.S. federal income tax consequences with respect to holders other than U.S. holders. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, the rules under Sections 1471 through 1474 of the Code (such Sections commonly referred to as FATCA), or state, local or non-U.S. tax laws. The Company has not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax consideration described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
This discussion does not consider the U.S. federal income tax treatment of partnerships or other pass-through entities or persons who hold Shares through such entities. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of Shares, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partner and the partnership. If you are a partner of a partnership holding Shares, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE MERGER, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
For purposes of this discussion, we use the term “U.S. holder” to mean a beneficial owner of Shares, including any U.K. DI Holder, that is, for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States;

•
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized (or treated as created or organized) under the laws of the United States, any state thereof or the District of Columbia;

•
a trust that (i) is subject to the supervision of a court within the United States and the control of one or more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•
an estate that is subject to U.S. federal income tax on its income regardless of its source.

U.S. Holders
A U.S. holder’s receipt of cash in exchange for Shares pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes, and such U.S. holder will recognize gain or loss equal to the difference, if any, between the amount of cash received and the U.S. holder’s adjusted tax basis in the Shares cancelled in the Merger. Gain or loss will be determined separately for each block of Shares. Such gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if the U.S. holder’s holding period for the Shares is more than one year at the Effective Time. Long-term capital gain recognized by a non-corporate U.S. holder is generally subject to U.S. federal income tax at a reduced rate. There are limitations on the deductibility of capital losses.
Accounting Treatment
The merger will be accounted for as a business combination in accordance with ASC 805 using the acquisition method.
Regulatory Approvals Required for the Merger
Under the HSR Act and the rules promulgated thereunder by the Federal Trade Commission, the merger cannot be completed until the Company and Parent each file a notification and report form with the Federal Trade Commission and the Antitrust Division of the Department of Justice and the applicable waiting period thereunder has expired or been terminated. On January 22, 2026, each of Janus Henderson and Parent filed its required notification and report forms under the HSR Act with respect to the merger, commencing the initial thirty calendar-day waiting period. The waiting period under the HSR Act expired at 11:59 p.m. EST on February 23, 2026 and satisfies one of the conditions to closing of the merger.
Janus Henderson must cause each of its subsidiaries that is registered with the SEC as a broker-dealer (each a “broker-dealer subsidiary”) to file a continuing membership application with the Financial Industry Regulatory Authority (“FINRA”) in accordance with FINRA Rule 1017 regarding the change of ownership of more than twenty-five percent (25%) of the equity of such broker-dealer subsidiary as a result of the transaction contemplated by the merger agreement. The transaction may not close if FINRA objects to such change of ownership of the Broker-Dealer Subsidiaries.
Certain other regulatory approvals, including, but not limited to, approvals from the Jersey Financial Services Commission, the Financial Conduct Authority in the UK, the Commission de Surveillance du Secteur Financier Luxembourg, the Monetary Authority of Singapore, and the Securities and Futures Commission of Hong Kong are also required under the merger agreement as conditions to completion of the merger.

Financing
Debt, Preferred Equity and Equity Financing
The total amount of funds necessary to complete the merger will be funded through a mix of debt financing and equity financing. Parent is a party to and has accepted (i) a Debt Commitment Letter, dated as of December 21, 2025 and as supplemented by the Letter Agreement to Commitment Letter and Fee Letter, dated as of January 21, 2026, from the lender parties thereto (each, a “lender” and collectively, the “lenders”), pursuant to which the lenders have committed, subject to the terms and conditions thereof, to provide debt financing in the aggregate amount of $3,900,000,000 (the “debt commitment letter”); (ii) a Preferred Equity Commitment Letter, dated as of December 21, 2025, pursuant to which Massachusetts Mutual Life Insurance Company, a Massachusetts mutual life insurance company (the “preferred equity investor”) has agreed, subject to the terms and conditions thereof, to purchase preferred equity (the “preferred equity”) to be issued by Jupiter Topco LLC, a Jersey limited liability company and indirect parent of Parent, in an aggregate initial stated value of $1,000,000,000 (the “preferred equity commitment letter”); and (iii) an Equity Commitment Letter from each of (a) the Trian Equity Investors (as defined in the merger agreement); (b) Qatar Holding LLC; and (c) GC Jupiter Investor, LP (each, an “equity investor” and collectively, the “equity investors”), pursuant to which the Trian Equity Investors, Qatar Holding LLC and GC Jupiter Investor, LP have agreed, subject to the terms and conditions thereof, to invest in Parent in the aggregate amounts of $466,600,000, $795,000,000 and $1,000,000,000, respectively (collectively, the “equity commitment letters,” and together with the preferred equity commitment letter and the debt commitment letter, the “commitment letters”). Parent has delivered to Janus Hendeson all such fully executed commitment letters and any fee letters related thereto. The equity financing described above is in addition to the Shares the Trian Shareholder will contribute, through a series of transactions contemplated by the Voting and Rollover Agreement, to Parent in exchange for equity interests in an indirect parent company of Parent.
Parent and Merger Sub have represented in the merger agreement that the debt, preferred equity and equity financing described above, when funded in accordance with the commitment letters described above and giving effect to any “flex” provision contained in the debt commitment letter or the related fee letter, shall provide Parent with cash proceeds on the Closing Date sufficient for all of Parent’s obligations under the merger agreement and the commitment letters, including the payment of the aggregate merger consideration, and any fees and expenses and other amounts of or payable by Parent or Merger Sub or Parent’s other affiliates at the Closing, and for any repayment or refinancing of any outstanding indebtedness of the Company and/or its subsidiaries contemplated by, or required in connection with the transactions described in the merger agreement or the commitment letters (such amounts, collectively, the “financing amounts”). In no event will the receipt or availability of any funds or financing by Parent or any of its affiliates be a condition to any of Parent’s or Merger Sub’s obligations under the merger agreement.
Except as expressly set forth in the commitment letters, there are no conditions precedent to the obligations of the lenders, the preferred equity investor and the equity investors to provide the financing or any contingencies that would permit the lenders, preferred equity investor or the equity investors to reduce the financing amount, other than those set forth in the commitment letters and the related fee letters.
The debt financing contemplated by the debt commitment letter consists of a senior secured term loan facility in an aggregate principal amount of up to $2,600.0 million, subject to adjustment as described therein, a senior secured 270-day cash flow term loan facility in an aggregate principal amount of up to $800.0 million and a senior secured cash flow-based revolving credit facility in an aggregate principal amount of up to $500.0 million (collectively, the “debt facilities”).
The obligation of the lenders to provide the debt financing under the debt commitment letter and the obligation of the preferred equity investor to provide the preferred equity financing under the preferred equity commitment letter are subject to a number of customary conditions, including, but not limited to (as applicable):
•
the merger shall have been or, substantially concurrently with the initial borrowing under the debt facilities or the initial purchase of the preferred equity, as applicable, shall be, consummated in all material respects in accordance with the terms of the merger agreement, without giving effect to any modifications, amendments, express waivers or express consents thereunder that are materially adverse to the lenders (in their capacities as such) without the consent of the lead arrangers holding at least a majority of the commitments under the debt facilities (such consent not to be unreasonably withheld, conditioned or delayed) or that are materially adverse to the preferred equity investor (in its capacity as such) without the consent of the preferred equity investor (such consent not to be unreasonably withheld, conditioned or delayed), as applicable;
•
the equity financing and the refinancing of the Company’s existing debt agreements, in each case as described in the debt commitment letter or the preferred equity commitment letter, as applicable, shall have been or, substantially concurrently with the initial borrowing under the debt facilities or the issuance of the preferred equity, as applicable, shall be, consummated;

•
since December 21, 2025, there has not been a Company Material Adverse Effect (as defined in the merger agreement) that would result in the failure of a condition precedent to Parent’s and Merger Sub’s obligations to consummate the merger under the merger agreement;

•
with respect to the debt financing, all fees related to the transactions contemplated by the debt commitment letter payable to the lead arrangers, the administrative agent or the lenders under the debt commitment letter and the fee letter shall have been paid to the extent due;

•
the lead arrangers and the preferred equity investor shall have received a solvency certificate;

•
with respect to the preferred equity financing, (a) the Preferred Equity Documentation (as defined in the preferred equity commitment letter) shall have been executed and delivered by the issuer and the preferred equity investor in accordance with the terms of the preferred equity commitment letter and (b) the preferred equity investor shall have received applicable issuance notices, customary incumbency and closing certificates, organizational documents, customary evidence of authorization and, as applicable, good standing certificates in jurisdictions of formation or organization, in each case with respect to the issuer;

•
with respect to the preferred equity financing, the initial borrowing under the debt facilities shall have been made, or shall be made substantially concurrently with, the issuance of the preferred equity;

•
the lead arrangers and the preferred equity investor, as applicable, shall have received all documentation and other information reasonably requested under applicable “know your customer” and anti-money laundering rules and regulations at least three business days prior to the Closing Date, in each case in accordance with, and subject to the limitations and exceptions set forth in, the debt commitment letter and the preferred equity commitment letter;

•
with respect to the debt financing, subject in all respects to certain limitations and exceptions as described in the debt commitment letter, (a) the guarantees contemplated by and with respect to the applicable debt facilities shall have been executed by the guarantors or substantially simultaneously with the initial borrowing, shall be executed and (b) all documents and instruments required to perfect the applicable administrative agent’s security interest in the collateral contemplated by and with respect to the debt facilities shall have been executed and delivered by the borrower and the guarantors or substantially simultaneously with the initial borrowings under the debt facilities, shall be executed and delivered by the borrower and the guarantors;

•
the lead arrangers and the preferred equity investor, as applicable, shall have received (a) audited financial statements for the two most recently completed fiscal years ended at least ninety days prior to the Closing Date and (b) unaudited financial statements for any subsequent fiscal quarter and the portion of the fiscal year through the end of such quarter (other than, in each case, the fourth fiscal quarter of any fiscal year) ended at least forty-five days prior to the Closing Date; and

•
with respect to the debt financing, Parent shall have provided to the lead arrangers the financial information described in the bullet above not less than ten consecutive business days prior to the Closing Date (or such shorter period reasonably acceptable to the Super Majority Lead Arrangers (as defined in the debt commitment letter)).

Parent shall and shall cause each of its subsidiaries to take, or cause to be taken, all appropriate actions and do, or cause to be done, all things necessary, proper or advisable to obtain funds sufficient to fund the financing amounts on or prior to the date on which the merger is required to be consummated pursuant to the terms of the merger agreement (taking into account the anticipated timing of the Marketing Period (as defined in the merger agreement)). In furtherance and not in limitation of the foregoing, Parent shall take, or cause to be taken, all reasonable actions and do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the financing on the terms and conditions not less favorable to Parent than those in the commitment letters and the fee letter (including any “market flex” provisions that are contained in the fee letter) as promptly as possible (taking into account the anticipated timing of the Marketing Period (as defined in the merger agreement)) but in any event prior to the date on which the merger is required to be consummated pursuant to the terms of the merger agreement including by:
•
maintaining in effect the commitment letters (subject to Parent’s right to replace, restate, supplement, modify, assign, substitute, waive or amend the commitment letters in accordance with the terms of the merger agreement);

•
negotiating and entering into definitive agreements with respect to the financing on terms and conditions not less favorable to Parent than those contained in the commitment letters (including, as necessary, the “flex” — provisions contained in any related fee letter) and without any Prohibited Modification (as defined in the merger agreement);

•
satisfying on a timely basis (taking into account the anticipated timing of the Marketing Period (as defined in the merger agreement)), or otherwise obtaining waiver of, all conditions in the commitment letters and the definitive agreements that are within Parent’s control and complying with its obligations thereunder; and

•
enforcing its rights under the commitment letters.

In the event that any portion of the financing becomes unavailable, regardless of the reason therefor, Parent shall (i) promptly notify the Company in writing and the reason therefor and (ii) use reasonable best efforts, and cause each of its subsidiaries to use their reasonable best efforts, to arrange and obtain, as promptly as practicable following the occurrence of such event, alternative financing for any such unavailable portion from the same or alternative sources (“alternative financing”) in an amount sufficient, when taken together with the available portion of the financing, to consummate the transactions contemplated by the merger agreement and to pay the financing amounts and that does not include any Prohibited Modifications (as defined in the merger agreement).
Rollover Equity
Pursuant to the Voting and Rollover Agreement, among other things, the Trian Shareholder will, through a series of transactions, contribute its rollover shares to Parent in exchange for equity interests in an indirect parent company of Parent. In general, those Shares held by Parent will be cancelled and extinguished without any conversion thereof or consideration paid therefor.
In addition to any potential arrangements with the Company’s directors and executive officers, which are discussed in the section entitled “Interests of Directors and Executive Officers in the Merger —Arrangements with the Surviving Company Following the Merger,” following the date of the merger agreement and prior to the closing of the merger, one or more of the Company’s unaffiliated stockholders (each, a “rollover stockholder”) may enter into a rollover agreement with Topco, Midco and Parent (each, a “stockholder rollover agreement”). Pursuant to the terms of such stockholder rollover agreement, among other things, each such rollover stockholder will, through a series of transactions, contribute a number of Shares to Parent immediately prior to the closing of the merger in exchange for equity interests in Topco. In general, those Shares held by any such rollover stockholders will be cancelled and extinguished without any conversion thereof or consideration paid therefor.
Treatment of 2034 Notes
In addition, the 2034 Notes (as defined in the section entitled “The Agreement and Plan of Merger —  Termination of Indebtedness”) may be subject to the treatment described in the section entitled “The Agreement and Plan of Merger — Termination of Indebtedness.”

Limited Guarantee
In addition to the financing described above, each of the equity investors and the Trian Shareholder (each, a “guarantor” and collectively, the “guarantors”) have agreed to guarantee certain obligations of Parent and Merger Sub in connection with the merger agreement, subject to aggregate caps set forth in the applicable guarantee, dated December 21, 2025, delivered by such equity investor to the Company (each, a “limited guarantee” and collectively, the “limited guarantees”). Pursuant to the limited guarantees, the guarantors absolutely, unconditionally and irrevocably guarantee to the Company on the terms and conditions thereof to pay a portion of, (i) the reverse termination fee (as defined below); (ii) Company enforcement expenses (as defined in the merger agreement); and (iii) other reimbursement and indemnification obligations. The maximum aggregate liability of the guarantors under the limited guarantees will not exceed $223,849,999.99. For more information, please see the section entitled “The Agreement and Plan of Merger — Expenses; Termination Fees” beginning on page 119.
Delisting and Deregistration of Janus Henderson Shares
Following the completion of the merger, the Shares will no longer be traded on the NYSE or any other public market. In addition, the registration of Shares under the Exchange Act will be terminated, and Janus Henderson will no longer be required to file periodic and other reports with the SEC with respect to Janus Henderson Shares.
Litigation Relating to the Merger
As of the date of this Proxy Statement, there are no pending lawsuits challenging the merger.
Fees and Expenses
The estimated fees and expenses incurred or expected to be incurred by the Company in connection with the merger are as follows:
Description	Amount
Financial advisory fees and expenses	$55,200,000
Legal, accounting, fund solicitation and other fees and expenses	$83,739,100
SEC filing fees	$1,059,456
Printing, proxy solicitation and mailing costs	$400,000
Total	$140,398,556
It is also expected that Parent and/or Merger Sub will incur approximately $30,000,000 of financial, legal and other advisory fees in connection with the transactions contemplated by the merger agreement, including the merger.
The estimate for legal fees set forth in this proxy statement does not include any amounts attributable to any existing or future litigation challenging the transactions contemplated by the merger agreement, including the merger.
Except as expressly set forth in the merger agreement, all fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such fees or expenses, whether or not the merger is consummated.
Jersey Companies Law Matters
As soon as reasonably practicable following satisfaction of the requirements of Article 127F(1) of the Companies Law, each of the Company and Merger Sub will provide notices to all of its creditors in accordance with Article 127FC(1) of the Companies Law (the “Creditors’ Notice”) and will cause, within the time limit set out in Article 127FC(6) of the Companies Law, the contents of the notice of the merger to be published at least once in a newspaper circulating in Jersey.
Pursuant to Article 127FE of the Companies Law, following publication of the Creditors’ Notice, any creditor who objects to the merger may, within twenty-one (21) days of the date of the Creditors’ Notice, give notice of the creditor’s objection to the Company or Merger Sub (as applicable) and may, within twenty-one (21) days of the date of the notice of such objection, if the creditor’s claim against the relevant company has not been discharged, apply to the Royal Court of Jersey for an order restraining the merger or modifying the merger Agreement. On an application to the Royal Court of Jersey in objection to the merger, the court may, if satisfied that the merger would unfairly prejudice the interests of the applicant or any other creditor of the Company and Merger Sub (as applicable), make such order as it thinks fit in relation to the merger, subject to certain rights of the Company and Merger Sub to terminate the merger.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Certain statements in this proxy statement not based on historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those discussed. These include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements. Various risks, uncertainties, assumptions and factors that could cause our future results to differ materially from those expressed by the forward-looking statements included in this proxy statement include, but are not limited to:
•
the Company’s ability to obtain the regulatory, shareholder and other approvals required to consummate the proposed transaction;

•
the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transaction would not occur;

•
the Company’s obligation to pay termination fees under certain circumstances if the merger is terminated;

•
the impact of certain interim covenants that the Company is subject to under the merger agreement;

•
the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement;

•
that the provisions in the merger agreement that limit the Company’s ability to pursue alternatives to the merger may discourage a third party that has an interest in acquiring all or a significant part of the Company from considering or proposing that acquisition;

•
that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability, unanticipated difficulties or expenditures relating to the proposed transaction, including the impact of the transaction on the Company’s business;

•
that the merger generally may involve unexpected costs, liabilities or delays, that the business of the Company and its relationships with employees, customers or other third parties that the Company does business with may suffer as a result of uncertainty surrounding the merger or the identity of the purchaser;

•
that the Company may be adversely affected by other economic, business and/or competitive factors, including the net asset value of assets in certain of the Company’s funds, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction, changes in interest rates and inflation, changes in trade policies (including the imposition of new or increased tariffs), volatility or disruption in financial markets, our investment performance as compared to third-party benchmarks or competitive products, redemptions;

•
risks that the Company’s share price may fluctuate during the pendency of the merger and may decline significantly if the merger is not completed; and

•
other risks, uncertainties, assumptions and factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other filings or furnishings made by the Company with the SEC from time to time.

PARTIES TO THE MERGER
Janus Henderson
Janus Henderson, a company incorporated in Jersey, is an independent global asset manager, specializing in investment management across all major asset classes. Janus Henderson’s mission is to help clients define and achieve superior financial outcomes through differentiated insights, disciplined investments and world-class service. Janus Henderson’s principal executive offices are located at 201 Bishopsgate, London EC2M 3AE, United Kingdom, and our telephone number is +44 (0) 20 7818 1818.
Through its predecessor companies, Janus Henderson traces its linage back to 1934 when Henderson Group plc was founded. We are a client-focused global business with more than 2,000 employees worldwide and assets under management of approximately $493 billion as of December 31, 2025. We have operations in North America, the United Kingdom, continental Europe, Latin America, Japan, Asia and Australia. We manage a broad range of investment products for institutional and retail investors across four capabilities: Equities, Fixed Income, Multi-Asset and Alternatives. The Shares are listed on the NYSE and trade under the symbol “JHG.”
Our website address is www.janushenderson.com. The information provided on our website is not part of this proxy statement and is not incorporated by reference in this proxy statement by this or any other reference to our website in this proxy statement.
Additional information about Janus Henderson is contained in our public filings, which are incorporated by reference in this proxy statement. See the section entitled “Where You Can Find More Information,” beginning on page 142, for more information.
Parent
Parent was formed on December 17, 2025, by funds associated with Trian, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Immediately prior to the Effective Time, Parent will be owned by funds associated with Trian, funds associated with General Catalyst and others. Parent has not conducted any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with its acquisition of Janus Henderson. Parent’s office is located at 280 Park Avenue, 41st Floor, New York, NY 10017, and its telephone number is (212) 451-3000.
Merger Sub
Parent formed Merger Sub on December 17, 2025, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Merger Sub has not conducted any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with Parent’s acquisition of Janus Henderson. Merger Sub’s office is located at 280 Park Avenue, 41st Floor, New York, NY 10017, and its telephone number is (212) 451-3000.
Trian
Founded in 2005, Trian is a multi-billion dollar investment management firm. Trian is a highly engaged shareholder, bringing an entrepreneurial spirit, deep operational expertise, and an ownership mentality to its public and private investments. Leveraging the fifty-plus (50+) years’ operating experience of its Founding Partners, Nelson Peltz and Peter May, Trian seeks to invest in high quality companies with untapped potential. Trian works collaboratively with management teams and boards to help companies execute operational and strategic initiatives designed to drive long-term shareholder value. As of the measurement date, the Trian Shareholder beneficially owned approximately 20.7% of the Shares outstanding.
General Catalyst
General Catalyst is a global investment and transformation company that partners with the world’s most ambitious entrepreneurs to drive resilience and applied AI. General Catalyst supports founders with a long-term view who challenge the status quo, partnering with them from seed to growth stage and beyond. With offices in San Francisco, New York City, Boston, Berlin, Bangalore and London, the company has supported the growth of 800+ businesses.

THE SPECIAL MEETING
We are furnishing this proxy statement as part of the solicitation of proxies by the Board for use at an extraordinary general meeting (the “special meeting”) of Janus Henderson Group plc, a public company limited by shares incorporated in Jersey (“Janus Henderson” or the “Company”) and at any properly convened meeting of the Company following an adjournment or postponement of the special meeting.
Date, Time and Place of the Special Meeting
Janus Henderson will hold the special meeting on April 16, 2026, at 9:00 a.m. Denver time at its Denver office, located at 151 Detroit Street, Denver, Colorado 80206, USA.
Purpose of the Special Meeting
At the special meeting, Janus Henderson’s shareholders of record will be asked to consider and vote on:
•
a proposal to approve and adopt the merger agreement, dated as of December 21, 2025, by and among the Company, Parent, and Merger Sub, a wholly owned subsidiary of Parent, and the transactions contemplated by the merger agreement, including the merger (the “merger proposal”) (see PROPOSAL 1: APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, INCLUDING THE MERGER);

•
a proposal to adjourn the special meeting to a later date or time determined by the chair of the special meeting, if necessary, to solicit additional proxies in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, if there are insufficient votes at the time of the special meeting to approve the merger and the other transactions contemplated by the merger agreement (the “adjournment proposal”) (see PROPOSAL 2: AUTHORITY TO ADJOURN THE SPECIAL MEETING); and

•
a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Janus Henderson’s named executive officers that is based on or otherwise relates to the merger, as discussed in the section entitled “Special Factors — Interests of Directors and Executive Officers in the Merger,” beginning on page 63 (the “non-binding compensation advisory proposal”) (see PROPOSAL 3: NON-BINDING COMPENSATION ADVISORY PROPOSAL).

Note that if at least two-thirds (2/3) of the total votes cast at the special meeting are in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated thereby, including the merger, the proposal to adjourn the special meeting shall not be put to the meeting, as such proposal would be rendered ineffective.
A copy of the merger agreement is attached as Annex A to this proxy statement, and you are encouraged to read both in their entirety, as well as documents referred to or incorporated by reference in the proxy statement, including the related Schedule 13E-3, as these documents set forth other important information related to the Company and the transactions contemplated by the merger agreement. You may also obtain additional information about the Company from other documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”).
Under the Companies Law, as a result of the merger, the Company will be required to change its status under the Companies Law to a “private company” and change its name pursuant to the requirements of Article 13 of the Companies Law. By voting in favor of approving and adopting the merger agreement shareholders will also be approving these required Companies Law changes.
Record Date and Quorum
Each holder of record of Shares as of the close of business on March 9, 2026, which is the record date for the special meeting, is entitled to receive notice of, and to vote at, the special meeting. You will be entitled to one (1) vote for each Share that you owned on the record date. As of the record date, there were 154,075,608 Shares issued and outstanding and entitled to vote at the special meeting.

If you are a holder (a “U.K. DI Holder”) of Janus Henderson Group plc U.K. Depositary Interests (“U.K. DIs”), your holding represents an entitlement to vote your underlying shares if you held shares in either of relevant systems through which U.K. DIs are held, CREST or the Janus Henderson Corporate Sponsored Nominee Facility (“CSN”), as of 5:00 p.m. London time on March 9, 2026 (or, if the special meeting is adjourned, on such other date as is communicated to U.K. DI Holders). Changes to entries in CREST or CSN after the time above shall be disregarded in determining the rights of any U.K. DI Holder to provide voting instructions to the Depositary in regard to the Special Meeting.
The presence at the special meeting, by in person attendance or by proxy, of the holders of at least one-third (1/3) of the Shares issued and outstanding (excluding any Shares held in treasury) and entitled to vote constitutes a quorum for the special meeting.
If you are a Janus Henderson shareholder of record and you vote by mail, by telephone, through the internet or in person at the special meeting, then your Shares will be counted as part of the quorum. If you are a “street name” holder of Shares and you provide your bank, broker, trust or other nominee with voting instructions, then your Shares will be counted in determining the presence of a quorum. If you are a “street name” holder of Shares and you do not provide your bank, broker, trust or other nominee with voting instructions, then your Shares will not be counted in determining the presence of a quorum.
All Shares held by shareholders of record that are present at the special meeting or by proxy and entitled to vote at the special meeting, regardless of how such Shares are voted or whether such shareholders abstain from voting, will be counted in determining the presence of a quorum. In the absence of a quorum, the special meeting may be adjourned.
Vote Required for Approval
Merger Proposal.   The proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, requires approval by special resolution. This means that, for such resolution to be passed, at least two-thirds (2/3) of the total number of votes cast at the special meeting must be cast in favor of such resolution. The transaction has not been structured to require the approval of a majority of the unaffiliated security holders. Such an approval is not required under Jersey law and the Special Committee did not consider it necessary in light of the various procedural safeguards that have been adopted, as described herein, including that at least two-thirds (2/3) of the total number of votes cast at the special meeting must be cast in favor of approval and adoption of the merger agreement and the transactions contemplated by the merger agreement.
Adjournment Proposal.   The approval of the proposal to adjourn the special meeting to a later date or time as determined by the chair, if necessary, to solicit additional proxies in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, requires approval by ordinary resolution. This means that for such resolution to be passed, it must be approved by the affirmative vote of Shares representing a majority of the votes properly cast for such matter at the special meeting or by proxy at the special meeting. In addition, our articles of association and applicable law may permit the chair of the special meeting, acting in his or her own discretion and without any action by our shareholders, to adjourn the special meeting to a later date and time and at a place announced at the special meeting in certain circumstances.
Note that if at least two-thirds (2/3) of the total votes cast at the special meeting are in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated thereby, including the merger, the proposal to adjourn the special meeting shall not be put to the meeting, as such proposal would be rendered ineffective.
Non-Binding Compensation Advisory Proposal.   The approval of the non-binding compensation advisory proposal requires approval by ordinary resolution. This means that, assuming a quorum is present, such resolution requires approval by the affirmative vote of Shares representing a majority of the votes properly cast for such matter at the special meeting or by proxy at the special meeting. The vote is advisory only and, therefore, is not binding on Janus Henderson or Parent or any of their respective subsidiaries, and, if the merger agreement and the transactions contemplated by the merger agreement, including the merger, are approved by Janus Henderson’s shareholders and the merger is completed, the compensation that is based on or otherwise relates to the merger will be payable to our named executive officers even if this proposal is not approved.
Effect of Abstentions and Broker Non-Votes
The proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, requires approval by special resolution. This means that, for such resolution to be passed, at least two-thirds (2/3) of the total number of votes cast at the special meeting must be cast in favor of such resolution. Therefore, assuming a quorum is present, the failure to vote or the abstention from voting will have no effect on the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger.
The approval of the proposal to adjourn the special meeting to a later date or time as determined by the chair of the special meeting, if necessary, to solicit additional proxies in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, requires approval by ordinary resolution. This means that for such resolution to be passed, it must be approved by the affirmative vote of a majority of the votes cast at the special meeting or by proxy at the special meeting on such matter. Consequently, abstention and failure to vote will have no effect on approval of such proposal.
The approval of the non-binding compensation advisory proposal requires approval by ordinary resolution. This means that, assuming a quorum is present, for such resolution to be passed, it must be approved by the affirmative vote of a majority of the votes cast at the special meeting or by proxy at the special meeting on such matter. Consequently, abstention and failure to vote will have no effect on approval of such proposal.
A “broker non-vote” occurs when Shares held by a broker or other nominee are represented at the meeting, but the broker or other nominee has not received voting instructions from the beneficial owner and does not have the discretion to direct the voting of the Shares on a particular proposal but has discretionary voting power on other proposals. A bank, broker, trust or other nominee may exercise discretion in voting on routine matters but may not exercise discretion and therefore will not vote on non-routine matters if instructions are not given. Under applicable stock exchange rules, all of the proposals in this proxy statement are non-routine matters. Accordingly, if your Shares are held in “street name,” a bank, broker, trust or other nominee will NOT be able to vote your Shares, and your Shares will not be counted in determining the presence of a quorum unless you have properly instructed your bank, broker, trust or other nominee on how to vote. The proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, requires approval by special resolution. This means that, for this resolution to be passed, at least two-thirds (2/3) of the total number of votes cast at the special meeting must be cast in favor of this resolution. The approval of the adjournment proposal and the non-binding compensation advisory proposal both require the affirmative vote of a majority of the votes cast at the special meeting. Assuming a quorum is present, the failure to provide your nominee with voting instructions will have no effect on such proposals because such Shares will not count as present and voting or votes.
How to Vote
Registered Shareholders
Shareholders have a choice of voting in person at the special meeting or by proxy by completing the enclosed WHITE proxy card and returning it by mail in the prepaid envelope provided, or by telephone or through the internet by following the instructions set forth on the enclosed WHITE proxy card. To facilitate timely receipt of your proxy, we encourage you to vote via the internet or telephone by following the instructions on the enclosed WHITE proxy card promptly. The telephone and internet voting facilities for shareholders of record will close at 11:59 p.m., Denver time, on the day before the special meeting. If you are submitting a proxy by mail you should complete, sign and date the WHITE proxy card and return it so that it is received in advance of the special meeting. WHITE proxy cards submitted by mail must be received before polls close at the special meeting for your Shares to be voted.

If you submit your proxy by mail, by telephone or via the internet, but do not include “FOR,” “AGAINST” or “ABSTAIN” on a proposal to be voted, your Shares will be voted in favor of that proposal.
If you indicate “ABSTAIN” on a proposal to be voted, and there is a quorum at the special meeting, it will have no effect on the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, the proposal to adjourn the special meeting if necessary or the non-binding compensation advisory proposal. If you wish to vote by proxy and your Shares are held by a bank, broker, trust or other nominee, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee. Unless you give your bank, broker, trust or other nominee instructions on how to vote your Shares, your bank, broker, trust or other nominee will not be able to vote your Shares on the proposals.
The special meeting starts at 9:00 a.m. Denver time. Please have your Control Number to join the special meeting.
If you wish to vote at the special meeting and your Shares are held in the name of a bank, broker or other holder of record, you must obtain and submit a legal proxy, executed in your favor, from the bank, broker or other holder of record authorizing you to vote at the special meeting. Obtaining a legal proxy may take several days.
If you do not submit a proxy or otherwise vote your Shares in any of the ways described above and there is a quorum at the special meeting, it will have no effect on the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, the proposal to adjourn the special meeting if necessary or the non-binding compensation advisory proposal.
If you have any questions about how to vote or direct a vote in respect of your Shares, you may contact our proxy solicitor, Innisfree M&A Incorporated (“Innisfree”). Shareholders may call toll-free at (877) 800-5192. Banks and brokers may call collect at (212) 750-5833.
YOU SHOULD NOT SEND IN YOUR SHARE CERTIFICATE(S) WITH YOUR WHITE PROXY CARD. A letter of transmittal with instructions for the surrender of certificates representing Shares will be mailed to shareholders shortly after the merger is completed.
U.K. DI Holders
If you are a U.K. DI Holder you will need to vote using the specific procedures described below. U.K. DIs are held through two different systems, CREST or CSN. However, if you are a holder of U.K. DIs in either system, you must provide your voting instructions earlier than record holders of the Company.
If you hold your U.K. DIs through CREST, you may instruct Computershare Investor Services PLC (the “Depositary”) to vote the Shares underlying your U.K. DIs by any of the following methods and prior to the deadline specified for such method:

•
Electronically:   You may complete a Form of Instruction on the Depositary’s website at www.investorcentre.co.uk/eproxy. You will be asked to enter the Control Number, your Shareholder Reference Number (SRN) and your PIN, which can be found on the enclosed Form of Instruction. Instructions must be validly returned and received by the Depositary by 9:00 a.m. London time on April 13, 2026 or, if the meeting is adjourned, by such other time and date as is communicated to U.K. DI Holders.

•
Via CREST:   UK DI Holders holding through CREST who wish to issue an instruction through the CREST electronic voting appointment service may do so by using the procedures detailed in the CREST Manual (available from Euroclear.com). CREST Personal Members or other CREST sponsored members (and those CREST members who have appointed voting service provider(s)) should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf. In order for instructions made using the CREST service to be valid, the appropriate CREST message (a “CREST Voting Instruction”) must be properly authenticated in accordance with the specifications of Euroclear U.K. & International Limited’s (“EUI”) and must contain the information required for such instructions, as described in the CREST Manual. The message (regardless of whether it relates to the voting instruction or to an amendment to the instruction given to the Depositary) must, in order to be valid, be transmitted so as to be received by the issuer’s agent (ID 3RA50) by no later than 9:00 a.m. London time on April 13, 2026 or, if the meeting is adjourned, by such other time and date as is communicate to UK DI Holders. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the CREST Voting Instruction by the CREST Applications Host) from which the issuer’s agent is able to retrieve the CREST Voting Instruction by enquiry to CREST in the manner prescribed by CREST. CREST members (and, where applicable, their CREST sponsors or voting service provider(s)) should note that EUI does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the transmission of CREST Voting Instruction. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST Personal Member or sponsored member or has appointed a voting service provider, to procure that his CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a CREST Voting Instruction is transmitted by means of the CREST service by any particular time. In this connection, CREST members (and, where applicable, their CREST sponsors or voting service provider(s)) are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings. The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in Article 34(1) of the Companies (Uncertificated Securities) (Jersey) Order 1999.

•
By mail:   You may complete and return the Form of Instruction to the Depositary using the enclosed reply-paid envelope or by posting it to Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZY, United Kingdom. To be effective, your Form of Instruction must be received by Computershare U.K. by 9:00 a.m. London time on April 13, 2026 or, if the meeting is adjourned, by such other time and date as is communicated to UK DI Holders. The Depositary, as the depositary, will then make arrangements to vote the Janus Shares underlying your Janus DIs according to your instructions.

•
At the Meeting:   Should a U.K. DI Holder holding through CREST, or a representative thereof, wish to attend, speak and vote at the Special Meeting, please inform the Depositary at csnditeam@computershare.co.uk by 9:00 a.m. London time on April 10, 2026. The Depositary will provide a Letter of Representation with respect to the relevant U.K. DI Holder that will enable such UK DI Holder, or a representative thereof, to attend, ask questions and vote the Shares underlying the U.K. DIs at the Special Meeting on the Depositary’s behalf. The completed Letter of Representation must be brought to the Special Meeting to gain access to the meeting.

If you hold your U.K. DIs through CSN you may instruct the Depositary, as provider of the CSN service in which your U.K. DIs are held, on how to vote the Shares underlying your U.K. DIs held via the CSN, by any of the following methods and prior to the deadline specified for such method:

•
Electronically:   You may complete a Form of Direction on the Depositary’s website at www.investorcentre.co.uk/eproxy. You will be asked to enter the Control Number, your Shareholder Reference Number (SRN) and your PIN, which can be found on the enclosed Form of Direction. Instructions must be validly returned and received by 9:00 a.m. London time on April 10, 2026 or, if the meeting is adjourned, by such other time and date as is communicated to U.K. DI Holders.

•
By mail:   You may complete and return the enclosed Form of Direction to the Depositary using the enclosed reply-paid envelope or by posting it to Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZY, United Kingdom. To be effective, your Form of Direction must be received by Computershare U.K. by 9:00 a.m. London time on April 10, 2026 or, if the meeting is adjourned, by such other time and date as is communicated to U.K. DI Holders. The Depositary, as provider of the CSN service in which your U.K. DIs are held, will then make arrangements to vote the Shares underlying those U.K. DIs according to your instructions.

•
At the Meeting:   Should a U.K. DI Holder holding through CSN, or a representative thereof, wish to attend, speak and vote at the Special Meeting, please inform the Depositary at csnditeam@computershare.co.uk by no later than 9:00 a.m. London time on April 9, 2026. The Depositary will provide a Letter of Representation with respect to the relevant U.K. DI Holder that will enable such U.K. DI Holder, or a representative thereof, to attend, speak and vote the Shares underlying the U.K. DIs at the Special Meeting on the Depositary’s behalf. The completed Letter of Representation must be brought to the Special Meeting to gain access to the meeting.
Revocation of Proxies
Any proxy given by a Janus Henderson shareholder may be revoked at any time before it is exercised at the special meeting by doing any of the following:
•
by delivering a signed written notice of revocation stating that the proxy is revoked and bearing a date later than the date of the proxy to Janus Henderson’s Company Secretary;

•
by submitting another, later-dated proxy by telephone or through the internet, in accordance with the instructions on the WHITE proxy card;

•
by submitting a validly executed, later-dated WHITE proxy card relating to the same Shares; or

•
by attending the special meeting and voting during the meeting (your attendance at the special meeting will not, by itself, revoke your proxy; you must vote at the special meeting).

U.K. DI Holders should contact the Depositary for instructions on how to revoke their proxies or change their vote or, if you submitted votes through the CREST electronic voting appointment service, using the procedures in the CREST manual.
“Street name” holders of Shares should contact their bank, broker, trust or other nominee to obtain instructions as to how to revoke or change their proxies.
Adjournments and Postponements
Although it is not currently expected, the special meeting may be adjourned or postponed one or more times to a later day or time if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger. Your Shares will be voted on any adjournment proposal in accordance with the instructions indicated in your proxy or, if no instructions were provided, “FOR” the proposal.
The special meeting may be adjourned to a later date or time determined by the chair of the special meeting if more than one-half (1/2) of the votes cast at the special meeting or by proxy at the special meeting are cast in favor of the adjournment resolution. In addition, our articles of association and applicable law may permit the chair of the special meeting, acting in his or her own discretion and without any action by our shareholders, to adjourn the special meeting to a later date and time and at a place announced at the special meeting in certain circumstances. In addition, the special meeting may be adjourned if a quorum is not present.
Note that if at least two-thirds (2/3) of the total votes cast at the special meeting are in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated thereby, including the merger, the proposal to adjourn the special meeting shall not be put to the meeting, as such proposal would be rendered ineffective.
Solicitation of Proxies
Janus Henderson is soliciting the enclosed WHITE proxy card on behalf of the Board, and Janus Henderson will bear the expenses in connection with the solicitation of proxies. In addition to solicitation by mail, Janus Henderson and its directors, officers and employees may solicit proxies in person, by telephone or by electronic means. These persons will not be specifically compensated for doing this.
Janus Henderson has retained Innisfree to assist in the solicitation process. Janus Henderson will pay Innisfree a fee of approximately $90,000 plus reimbursement of certain specified out-of-pocket expenses. Janus Henderson also has agreed to indemnify Innisfree against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).
Janus Henderson will ask banks, brokers, trusts and other nominees to forward Janus Henderson’s proxy solicitation materials to the beneficial owners of Shares held of record by such banks, brokers, trusts or other nominees. Janus Henderson will reimburse these banks, brokers, trusts or other nominees for their customary clerical and mailing expenses incurred in forwarding the proxy solicitation materials to the beneficial owners.
Questions and Additional Information
If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed WHITE proxy card or voting instructions, please call our proxy solicitor, Innisfree toll-free at (877) 800-5192. Banks and brokers may call collect at (212) 750-5833. Innisfree’s address is 501 Madison Avenue, 20th Floor, New York, NY 10022. U.K. DI Holders who have questions about how to vote or direct a vote in respect of U.K. DIs or need assistance in completing or submitting their WHITE proxy cards should contact the Depositary at csnditeam@computershare.co.uk.

PROPOSAL 1: APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE
TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, INCLUDING THE MERGER
As discussed elsewhere in this proxy statement, Janus Henderson’s shareholders will consider and vote on a proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger and the related resolution set forth in the Notice of Extraordinary General Meeting. You should carefully read this proxy statement in its entirety for more detailed information concerning the merger agreement and the merger, including the merger agreement, which is attached as Annex A to this proxy statement, as well as documents referred to or incorporated by reference in the proxy statement, including the related Schedule 13E-3, as these documents set forth other important information related to the Company and the transactions contemplated by the merger agreement. In addition, see the sections entitled “The Merger,” beginning on page 2, and “The Agreement and Plan of Merger,” beginning on page 93. You may also obtain additional information about the Company from other documents we have filed with the SEC. Under the Companies Law, as a result of the merger, the Company will be required to change its status under the Companies Law to a “private company” and change its name pursuant to the requirements of Article 13 of the Companies Law. By voting in favor of approving and adopting the merger agreement shareholders will also be approving these required Companies Law changes, in particular, subject to the completion of the merger, the change of the Company’s name from “Janus Henderson Group plc” to “Janus Henderson Group Ltd.” in satisfaction of the requirements of Article 13 of the Companies Law.
Based, in part, on the unanimous recommendation of the Special Committee, the members of the Board that approved the merger unanimously recommend that Janus Henderson’s shareholders vote “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger. Your vote “FOR” the merger proposal will constitute your vote for the relevant resolution set forth in the Notice of Extraordinary General Meeting. For more information see the sections entitled “Special Factors — Recommendation of the Special Committee,” beginning on page 38 and “Special Factors — Reasons for Recommending the Approval and Adoption of the Merger Agreement and the Transactions Contemplated by the Merger Agreement, Including the Merger,” beginning on page 38.
If you return a properly executed WHITE proxy card, but do not indicate instructions on your WHITE proxy card, your Shares represented by such WHITE proxy card will be voted “FOR” the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger.
The proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, requires approval by special resolution. This means that, for this resolution to be passed, at least two-thirds (2/3) of the total number of votes cast at the special meeting must be cast in favor of this resolution.

PROPOSAL 2: AUTHORITY TO ADJOURN THE SPECIAL MEETING
If and to the extent that at the time of the special meeting there are insufficient votes to approve and adopt the merger agreement and the transactions contemplated thereby, including the merger, Janus Henderson’s shareholders shall be asked to adjourn the special meeting, from time to time determined by the chair of the special meeting, if necessary, to solicit additional proxies in favor of that proposal and the related resolution set forth in the Notice of Extraordinary General Meeting. If Janus Henderson’s shareholders approve this proposal, Janus Henderson can adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including soliciting proxies from shareholders that have previously returned properly signed proxies voting against the approval and adoption of the merger and the transactions contemplated by the merger agreement, including the merger. Among other things, approval of this proposal could mean that, even if Janus Henderson received proxies representing a sufficient number of votes against approval and adoption of the merger agreement and approval of the merger and the transactions contemplated by the merger agreement, including the merger, such that the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger, would be defeated, Janus Henderson could adjourn the special meeting without a vote on the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement, including the merger, and seek to convince the holders of those Shares to change their votes to votes in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger. In addition, the special meeting may be adjourned if a quorum is not present.
The Board unanimously recommends that shareholders vote “FOR” the proposal to adjourn the special meeting to a later date or time determined by the chair of the special meeting, if necessary, to solicit additional proxies in favor of the proposal to approve and adopt the merger agreement and the merger and the transactions contemplated thereby, including the merger, if there are insufficient votes at the time of the special meeting to approve and adopt that proposal. Your vote “FOR” the adjournment proposal will constitute your vote for the relevant resolution set forth in the Notice of Extraordinary General Meeting.
If you return a properly executed WHITE proxy card, but do not indicate instructions on your WHITE proxy card, your Shares represented by such WHITE proxy card will be voted “FOR” the proposal to adjourn the special meeting to a later date or time if necessary.
The approval of the proposal to adjourn the special meeting, if necessary, requires approval by ordinary resolution. This means that for such resolution to be passed, it must be approved by the affirmative vote of a majority of the votes cast at the special meeting or by proxy at the special meeting on such matter. In addition, our articles of association and applicable law may permit the chair of the special meeting, acting in his or her own discretion and without any action by our shareholders, to adjourn the special meeting to a later date and time and at a place announced at the special meeting in certain circumstances.
Note that, if at least two-thirds (2/3) of the total votes cast at the special meeting are in favor of the proposal to approve and adopt the merger agreement and the transactions contemplated thereby, including the merger, the proposal to adjourn the special meeting shall not be put to the meeting, as such proposal would be rendered ineffective.

PROPOSAL 3: NON-BINDING COMPENSATION ADVISORY PROPOSAL
Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that Janus Henderson provide shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Janus Henderson’s named executive officers that is based on or otherwise relates to the merger, as disclosed in the section entitled “Special Factors — Interests of Directors and Executive Officers in the Merger,” beginning on page 63, including the accompanying table and footnotes. Accordingly, Janus Henderson’s shareholders are being provided with the opportunity to cast an advisory vote on such payments.
Janus Henderson’s shareholders should note that this proposal is not a condition to completion of the merger, and as a non-binding, advisory vote, the result will not be binding on Janus Henderson, the Board or Parent. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is consummated Janus Henderson’s named executive officers will or may be eligible to receive the compensation that is based on or that otherwise relates to the merger in accordance with the terms and conditions applicable to those payments. However, Janus Henderson seeks your support and believes that your support is appropriate because Janus Henderson has a comprehensive executive compensation program designed to link the compensation of its executives with Janus Henderson’s performance and the interests of Janus Henderson’s shareholders. Accordingly, you are asked to vote on the following resolution:
“RESOLVED, THAT the shareholders of Janus Henderson Group plc approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to the named executive officers of Janus Henderson Group plc that is based on or otherwise relates to the merger, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading “Special Factors — Interests of Directors and Executive Officers in the Merger,” beginning on page 63 (which disclosure includes the Golden Parachute Compensation Table required pursuant to Item 402(t) of Regulation S-K).”
The Board unanimously recommends that Janus Henderson’s shareholders vote “FOR” the non-binding compensation advisory proposal.
If you return a properly executed WHITE proxy card, but do not indicate instructions on your WHITE proxy card, your Shares represented by such WHITE proxy card will be voted “FOR” the non-binding compensation advisory proposal.
The approval of the non-binding compensation advisory proposal requires approval by ordinary resolution. This means that, assuming a quorum is present, for such resolution to be passed, it must be approved by the affirmative vote of a majority of the votes cast at the special meeting or by proxy at the special meeting on such matter. The vote is advisory only and, therefore, not binding on Janus Henderson or Parent or any of their respective subsidiaries, and, if the merger agreement and the transactions contemplated by the merger agreement, including the merger, are approved and adopted by Janus Henderson’s shareholders and the merger is completed, the compensation that is based on or otherwise relates to the merger will be payable to our named executive officers even if this proposal is not approved.

THE AGREEMENT AND PLAN OF MERGER
Explanatory Note Regarding the Merger Agreement
The summary of the material provisions of the merger agreement set forth below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and which is incorporated by reference in this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully in its entirety.
The merger agreement is described in this proxy statement and included as Annex A only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the Company, Parent or Merger Sub or their respective subsidiaries, affiliates or businesses. Such information can be found elsewhere in this proxy statement or, in the case of the Company, in the public filings that the Company makes with the SEC, which are available without charge through the SEC’s website at www.sec.gov. See the section entitled “Where You Can Find More Information,” beginning on page 142.
The representations, warranties and covenants made in the merger agreement by the Company, Parent and Merger Sub were made as of the date of the merger agreement or other specific dates, solely for purposes of the contract between the parties, and are qualified and subject to important limitations agreed to by the Company, Parent and Merger Sub in connection with negotiating the terms of the merger agreement, and those representations and warranties should not be relied upon by any other person. In particular, in your review of the representations, warranties and covenants contained in the merger agreement and described in this summary, it is important to bear in mind that the representations, warranties and covenants were negotiated with the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to close the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement. The representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC and in some cases were qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the merger agreement instead of establishing these matters as fact. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement.
Date of the Merger Agreement
The merger agreement was executed by the Company, Parent and Merger Sub on December 21, 2025.
The Merger
Upon the terms and subject to the conditions set forth in the merger agreement and in accordance with the Companies Law, at the Effective Time, Merger Sub will merge with and into the Company, and the separate existence of Merger Sub will cease. The Company will continue as the Surviving Company and as a wholly owned subsidiary of Parent and will continue to be governed by the laws of Jersey.
Closing; Effective Time
Unless the merger agreement is terminated pursuant to the provisions set forth in the section entitled “— Termination of the Merger Agreement” below, the closing of the merger (the “Closing”) will take place on (i) the seventh business day following the satisfaction or waiver of each of the conditions set forth in the merger agreement (other than those conditions which by their nature cannot be satisfied until the Closing, but subject to the satisfaction or, to the extent permitted by law, waiver of such conditions at the Closing); or (ii) such other date, time and place as Parent and the Company may mutually agree in writing; provided that, the Closing will not occur prior to the earlier of (i) a date during the Marketing Period (as defined in the merger agreement) specified by Parent on no fewer than seven business days’ notice to the Company (unless a shorter period is agreed to by the Company and Parent) and (ii) the seventh business day following the final day of the Marketing Period (subject, in each case, to the satisfaction or waiver of certain conditions set forth in the merger agreement) (such date, the “Closing Date”).
On the Closing Date, Parent, Merger Sub and the Company will cause the merger to be consummated by confirming to the Jersey Registrar that in accordance with Article 127FM(2)(b) of the Companies Law, notice of the merger is to be registered. The merger will become effective at the time on the Closing Date when the merger is so registered by the Jersey Registrar (the “Effective Time”).
Organizational Documents; Directors and Officers
At the Effective Time, the memorandum of association and the articles of association of the Company, as in effect immediately prior to the Effective Time, will be amended and restated as of the Effective Time to be in the form set forth on Exhibit A to the merger agreement, and as so amended will be the memorandum of association and the articles of association of the Surviving Company until thereafter changed or amended as provided therein or by applicable law.
From and after the Effective Time, the individuals set forth on Exhibit B to the merger agreement will be the directors of, and will manage the affairs of, the Surviving Company. The Company, Parent and Merger Sub will take all actions necessary so that the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Company and, in each case, will hold office from the Effective Time until his or her respective successor is duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the memorandum of association and the articles of association of the Surviving Company or otherwise as provided by applicable law.
Merger Consideration
Janus Henderson Shares
At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) will be converted into the right to receive $49.00, in cash, without interest (the “merger consideration”).
All Shares (other than Excluded Shares) will cease to be issued and outstanding and will be cancelled and cease to exist, and each holder of a valid certificate or certificates which immediately prior to the Effective Time represented any such Shares (a “Certificate”) or evidenced by way of book-entry in the register of shareholders of the Company immediately prior to the Effective Time, other than in each case those representing Excluded Shares, will thereafter cease to have any rights with respect to such Shares, except the right to receive the applicable merger consideration.
Merger Sub Shares
Each ordinary share in the capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one (1) ordinary share with a par value of $1.50, of the Surviving Company.
Excluded Shares
At the Effective Time, each Excluded Share will cease to be outstanding, will be cancelled without payment of any consideration and therefore will cease to exist.
Treatment of Outstanding Equity Awards
The merger agreement provides that the Company’s equity awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment at the Effective Time:
Company RSU Awards
Each Vested Company RSU Award will terminate and be cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment equal to (i) (a) the merger consideration, multiplied by (b) the number of Shares subject to such Vested Company RSU Award, plus (ii) the amount of any accrued but unpaid dividend equivalent rights. Each Unvested Company RSU Award will be converted into a Replacement RSU Award. Each Replacement RSU Award will earn interest at the prevailing money market rate of a specified Company money market fund, or the holder may elect to notionally invest fifty percent (50%) or one hundred percent (100%) of the cash in an underlying mutual fund or funds chosen from an approved list. Each Replacement RSU Award otherwise will have the same terms and conditions (including with respect to vesting and payment timing) as applied to the Unvested Company RSU Award for which it was exchanged.
Company PSU Awards
Each Vested Company PSU Award will terminate and be cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment equal to (i) (a) the merger consideration, multiplied by (b) the number of Shares subject to such Vested Company PSU Award immediately prior to the Effective Time (with any applicable performance goals deemed satisfied based on actual performance), plus (ii) the amount of any accrued but unpaid dividend equivalent rights. Each Unvested Company PSU Award will be converted into a Replacement PSU Award (with any applicable performance goals deemed satisfied at one hundred twenty percent (120%) of target). Each Replacement PSU Award will earn interest at the prevailing money market rate of a specified Company money market fund, or the holder may elect to notionally invest fifty percent (50%) or one hundred percent (100%) of the cash in an underlying mutual fund or funds chosen from an approved list. Each Replacement PSU Award otherwise will have the same terms and conditions (including with respect to service-based vesting and payment timing but excluding any performance-based vesting conditions) as applied to the Unvested Company PSU Award for which it was exchanged.
Global Employee Stock Purchase Plan (ESPP)
Except as otherwise agreed between Parent and the Company, the Company will take all actions necessary under the ESPP to (i) cause the offering period under the ESPP to end no later than March 31, 2026 or, if earlier, four (4) business days prior to the date on which the Effective Time occurs; (ii) cause each ESPP participant’s accumulated contributions under the ESPP to be used to purchase Shares in accordance with the terms of the ESPP; and (iii) cause the ESPP to be terminated as of the Effective Time. Each Share that is outstanding immediately prior to the Effective Time will receive the merger consideration.
Sharesave Plan (UK SAYE)
Except as otherwise agreed between Parent and the Company, the Company will use commercially reasonable efforts to cause UK SAYE participants holding options under the UK SAYE to exercise their options during the twenty (20)-day period ending immediately prior to the Effective Time in respect of the maximum number of Shares possible under the terms of their options as of the closing date, and receive, in respect of each such Share, the merger consideration. At the closing, the balance of their options not exercised, if any, will immediately lapse. The UK SAYE participants will not be permitted to increase the percentage of their payroll deduction elections from those in effect as of March 31, 2026, and no additional persons will be permitted to commence participation in the UK SAYE from and after March 31, 2026. The Company will take all actions necessary to cause the UK SAYE to be terminated immediately following the exercise or lapse of all options.
Buy As You Earn Plan (UK BAYE)
Except as otherwise agreed between Parent and the Company, the UK BAYE participants will not be permitted to increase the percentage of their payroll deduction elections from those in effect as of March 31, 2026, no additional persons will be permitted to commence participation in the UK BAYE from and after March 31, 2026, and the Company will cease providing “matching” shares after March 31, 2026. The Company will issue a plan termination notice in respect of the UK BAYE on the Effective Time. Each Share that is outstanding immediately prior to the Effective Time will receive the merger consideration.

Exchange of Certificates
Exchange Procedures
The conversion of Shares into the right to receive the merger consideration will occur automatically at the Effective Time. Concurrently with the Effective Time, Parent will deposit with Computershare Trust Company, N.A. or such other bank or trust company as determined by Parent (that is reasonably satisfactory to the Company) (the “exchange agent”), in trust for the benefit of the holders of Shares, an amount of immediately available funds equal to the aggregate merger consideration and Parent shall instruct the exchange agent to timely pay the merger consideration in accordance with the terms of the merger agreement. Any amounts payable in respect of the Company equity awards will not be deposited with the exchange agent but will instead be paid through the payroll of the Company and its affiliates.
As promptly as practicable after the Effective Time, Parent and the Surviving Company will cause the exchange agent to send a letter of transmittal to each person who is a record holder of a Certificate (other than Excluded Shares) along with instructions explaining how to surrender the Certificates to the exchange agent in exchange for the merger consideration.
As soon as reasonably practicable after the Effective Time, upon surrender of a Certificate (or affidavit of lost, stolen or destroyed Certificate in lieu of a Certificate) to the exchange agent together with the duly executed letter of transmittal and any other documents as may reasonably be required by the exchange agent, each holder of Shares (other than Excluded Shares) represented by a Certificate, will be entitled to receive in exchange therefor, and Parent and the Surviving Company shall cause the exchange agent to pay and deliver in exchange therefor as promptly as practicable, the amount of cash (without interest) into which the aggregate number of Shares previously represented by such Certificate held by such record holder were converted in the merger. After completion of the merger, each Certificate that previously represented Shares that previously were registered to a holder on Janus Henderson’s stock transfer books will only represent the right to receive the merger consideration into which those Shares were converted.
No holder of uncertificated Shares will be required to deliver a Certificate or an executed letter of transmittal to the exchange agent to receive the amount of cash into which the aggregate number of Shares held by such holder will have been converted in the merger. In lieu thereof, each holder of record of uncertificated Shares whose Shares were converted into the right to receive the merger consideration will automatically upon the Effective Time be entitled to receive, and as promptly as practicable after the Effective Time, Parent will cause the exchange agent to pay and deliver, the amount of cash into which the aggregate number of Shares previously held by such holder will have been converted in the merger.
Any Certificate that has been surrendered will be cancelled by the exchange agent. In the event of a transfer of ownership of Shares that are not registered in the transfer records of the Company, a check in the proper amount of cash may be issued with respect to such Shares to such a transferee only if, in the case of uncertificated Shares, written instructions authorizing the transfer of uncertificated Shares are presented to the exchange agent and, in the case of Certificates, the Certificate representing such Shares are presented to the exchange agent, and in each case, together with all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.
You should not send in your Share certificate(s) with your WHITE proxy card. A letter of transmittal with instructions for the surrender of certificates representing Shares will be mailed to shareholders shortly after the merger is completed.
No Further Ownership Rights in Shares
All cash paid upon conversion of Shares in accordance with the terms of the merger agreement will be deemed to have been issued or paid in full satisfaction of all rights pertaining to the Shares.
Lost Certificates
If any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Company, the posting by such person of a bond in such reasonable amount as the Surviving Company may direct as indemnity against any claim that may be made against it with respect to such certificate or other documentation (including an indemnity in customary form) reasonably requested by Parent, the exchange agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable merger consideration with respect to the Shares formerly represented thereby.
Representations and Warranties
The Company, on the one hand, and Parent and Merger Sub, on the other hand, have made representations and warranties to each other in the merger agreement. The representations and warranties referenced below and included in the merger agreement were made only for purposes of the merger agreement and as of specific dates, were solely for the benefit of the parties to the merger agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, and may be subject to limitations agreed upon by the parties, including being qualified by disclosures filed with or furnished to the SEC and confidential disclosures made by the parties to each other for the purpose of allocating contractual risk between the parties instead of establishing the matters as facts (including in the disclosure letter delivered by the Company in connection with the merger agreement (the “Disclosure Letter”)). The representations and warranties contained in the merger agreement should not be relied upon as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub, or any of their respective subsidiaries, affiliates or businesses. The representations and warranties of each of the parties to the merger agreement will expire at the Effective Time.
Representations and Warranties of the Company
The Company has made customary representations and warranties to Parent and Merger Sub in the merger agreement regarding aspects of the Company’s business and various other matters pertinent to the merger. The topics covered by its representations and warranties include, but are not limited to, the following:
•
the organization, good standing and qualification to do business of the Company and its subsidiaries;

•
the governmental and regulatory consents and approvals required to complete the merger, and the absence of conflicts with, or violations of, laws, organizational documents or certain contracts, agreements, leases or instruments to which the Company or any of its subsidiaries is a party, in each case as a result of the Company’s execution or delivery of the merger agreement or the performance by the Company of its covenants under, or the consummation by the Company of the transactions contemplated by, the merger agreement;

•
the absence of (i) violations of, or conflicts with, the organizational documents of the Company and its subsidiaries, (ii) violations of applicable law, (iii) certain liens being placed upon any of the assets, properties or rights of either of the Company or any of its subsidiaries, (iv) any rights of cancellation, modification, amendment, acceleration, revocation or suspension of certain of the Company’s licenses and permits or (v) any violation, breach or default of any material contract (as defined in the merger agreement) of the Company or certain Company leases, in each case, resulting from the Company’s execution, delivery and, subject to the receipt of the Required Company Vote, performance of the merger agreement;

•
the required consents, waivers, authorizations or approvals of any governmental entity (and declarations or notices to or filings or registrations with any governmental entity) necessary or required in connection with the execution and delivery of the merger agreement by the Company or the performance by the Company or its subsidiaries of their obligations under the merger agreement;

•
the Company’s power and authority to execute, deliver, and, subject to the Company shareholder approval, to perform its obligations under the merger agreement and to consummate the merger, and the approval of the same by the Board;

•
the capital structure of, and the absence of restrictions with respect to the share capital of, the Company and its subsidiaries;

•
equity investments made by the Company and its subsidiaries;

•
the Company’s SEC filings since December 31, 2022 and the financial statements contained in those filings;

•
the absence of a material adverse effect on the Company since December 31, 2024 and that the Company and its subsidiaries have conducted their businesses in the ordinary course from December 31, 2024 through the date of the merger agreement;

•
tax matters;

•
the absence of undisclosed liabilities;

•
real property of the Company and its subsidiaries;

•
the organization, good standing and qualification to do business of the Company’s public and private funds and their compliance with applicable laws;

•
the Company’s and its subsidiaries’ intellectual property and information technology;

•
the Company’s and its subsidiaries’ (including its Investment Advisor and Broker-Dealer subsidiaries) compliance with laws and possession of licenses, permits and registrations (including with respect to any applicable director, officer or employee of the Company or its subsidiaries);

•
the absence of pending or to the Company’s knowledge, threatened in writing litigation or outstanding orders and judgments;

•
the existence of and compliance with contracts that are described in the material contracts representations and warranties section in the merger agreement (each, a “material contract”);

•
employee benefits matters, including Company benefit plans;

•
insurance coverage;

•
the absence of related-party transactions;

•
labor matters;

•
cybersecurity and data privacy;

•
the absence of brokers or finders entitled to broker’s or finder’s fees in connection with the merger agreement and the transactions contemplated by the merger agreement other than Goldman Sachs;

•
the inapplicability of takeover laws;

•
the Company’s receipt of a fairness opinion from its financial advisor;

•
the nature of the affirmative vote by shareholders required to consummate the merger; and

•
the Company’s and its subsidiaries’ compliance with applicable anticorruption, anti-bribery and securities laws.

Some of the Company’s representations and warranties are qualified by the concept of a “material adverse effect.” Under the terms of the merger agreement, a material adverse effect on the Company means any event, change, circumstance, effect, development or state of facts that, individually or in the aggregate has, or would reasonably be likely to have, a material adverse effect on the business, assets, financial condition, properties, liabilities or results of operations of the Company and its subsidiaries, taken as a whole; provided, however, that “material adverse effect” on the Company will not include the effect of any event, change, circumstance, effect, development or state of facts to the extent it results from or arises out of:
•
general economic conditions or securities or financial markets conditions, in each case in the United States, in the United Kingdom or any foreign jurisdiction, or any escalation or worsening of any of the foregoing;

•
changes or conditions generally affecting the industries in which the Company and its subsidiaries operate;

•
any change in applicable law, regulation or GAAP (or authoritative interpretation of any of the foregoing);

•
the negotiation, execution, delivery, announcement, pendency or performance of the merger agreement or the consummation of the transactions contemplated by the merger agreement, including the impact on employees, clients or suppliers of the Company or any of its subsidiaries or on the assets under management of the Company and its subsidiaries (subject to certain agreed-upon exceptions);
•
political or geopolitical conditions, acts of war, acts of terrorism, armed hostilities, or any escalation or worsening of any such acts of war or armed hostilities threatened or underway as of the date of the merger agreement;

•
any act of god, including any hurricane, tornado, flood, earthquake or other natural disaster, or any pandemic or global public health emergency (as declared by the World Health Organization);

•
any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be taken into account in determining whether there has been or will be, a material adverse effect);

•
any change, in and of itself, in the market price or trading volume of the Company’s securities (it being understood that the facts or occurrences giving rise to or contributing to such change may be taken into account in determining whether there has been or will be, a material adverse effect);

•
any reduction in the assets under management of the Company or any of its subsidiaries (it being understood that the facts or occurrences giving rise to or contributing to such change may be taken into account in determining whether there has been or will be, a material adverse effect); or

•
any litigation arising from allegations of a breach of fiduciary duty, inadequate disclosure or other violation of applicable law relating to the merger agreement or any of the transactions contemplated by the merger agreement.

However, solely with respect to the exceptions described in the first (1st), second (2nd), fifth (5th) and sixth (6th) bullets above, any event, change, circumstance, effect, development or state of facts will be taken into account to the extent such event, change, circumstance, effect, development or state of fact has a materially disproportionate adverse effect on the Company and its subsidiaries, taken as a whole, relative to other participants in similar industries in which the Company and its subsidiaries operate in respect of the business conducted in such industries (but in such event, only the incremental, materially disproportionate adverse effect on the Company and its subsidiaries, taken as a whole, will be taken into account).
Representations and Warranties of Parent and Merger Sub
Parent and Merger Sub made customary representations and warranties to the Company in the merger agreement, including, but not limited to, representations and warranties relating to the following:
•
the organization, good standing and qualification to do business of Parent and Merger Sub;

•
the governmental and regulatory approvals required to complete the merger, and the absence of conflicts with, or violations of, laws, organizational or constitutional documents or certain contracts, agreements, leases or instruments to which Parent or Merger Sub is a party, in each case as a result of Parent’s and Merger Sub’s execution or delivery of the merger agreement or the performance by Parent and Merger Sub of their respective covenants under, or the consummation by Parent and Merger Sub of the transactions contemplated by the merger agreement;

•
the absence of (i) violations of, or conflicts with, the organizational documents of Parent or Merger Sub, (ii) violations of applicable law, (iii) certain liens being placed upon any of the assets, properties or rights of either of Parent or Merger Sub, (iv) of any rights of cancellation, modification, amendment, acceleration, revocation or suspension of certain of the Company’s licenses and permits or (v) any violation, breach or default of any contract of Parent or Merger Sub, in each case, resulting from the Company’s execution, delivery and, subject to the receipt of the Required Company Vote, performance of the merger agreement;

•
the required consents, waivers, authorizations or approvals of any governmental entity (and declarations or notices to or filings or registrations with any governmental entity) necessary or required in connection with the execution and delivery of the merger agreement by Parent or Merger Sub or the performance by Parent or Merger Sub of their obligations under the merger agreement;

•
each of Parent’s and Merger Sub’s authority to execute, deliver and to perform their respective obligations under the merger agreement and to consummate the transactions contemplated by the merger agreement;

•
the authorized capital stock of Merger Sub, and Parent’s ownership of Merger Sub’s capital stock and the Company’s Shares (as disclosed in Trian’s Schedule 13D filed with the SEC) prior to and on the Closing Date;

•
the absence of pending, or to Parent’s knowledge, threatened in writing litigation and outstanding judgments that would prevent or materially delay or materially impair the ability to satisfy their obligations under the merger agreement, including satisfying the conditions of the merger and consummating the merger;

•
the Company will not be liable for any broker’s fees, finder’s fees or other commission in connection with the transactions contemplated by the merger agreement based upon arrangements made by or on behalf of Parent or Merger Sub;

•
regarding the limited guarantees in favor of the Company delivered by Parent, guaranteeing certain payment obligations of Parent and Merger Sub in connection with the merger;

•
regarding the debt commitment letter, the preferred equity commitment letter and the equity commitment letters (along with any related fee letters), in each case, entered into by Parent and delivered to the Company in connection with the financing of the merger consideration;

•
the solvency of Parent and its subsidiaries, taken as a whole, immediately following the consummation of the transactions contemplated by the merger agreement;

•
the approvals given by the board of directors of Parent and Merger Sub;

•
the absence of contracts or agreements between Parent and certain Company constituencies with respect to the Company or the transactions contemplated by the merger agreement, including the merger, except as disclosed in the Trian Schedule 13D filed with the SEC prior to the date of the merger agreement; and

•
the absence of any ineligible or disqualified persons affiliated with Parent or its subsidiaries under U.S. securities laws or the Investment Company Act of 1940.

Covenants Regarding Conduct of Business by the Company and Its Subsidiaries Prior to the Merger
Under the merger agreement, the Company has agreed that, during the period from the date of the merger agreement to the earlier of the termination of the merger agreement in accordance with its terms and the Effective Time (except as otherwise specifically contemplated by the terms of the merger agreement, as necessary to comply with applicable law or as described in the Disclosure Letter), unless Parent otherwise consents in writing (which consent must not be unreasonably delayed, withheld or conditioned): (i) the businesses of the Company and its subsidiaries will be conducted, in all material respects, in the ordinary course of business; and (ii) the Company will use its commercially reasonable efforts to, and will cause its subsidiaries to use their commercially reasonable efforts to, conduct their businesses in all material respects in compliance with applicable law and continue to maintain and preserve in all material respects, their respective assets, properties, rights and operations and the business organization and current business relationships of the Company and its subsidiaries; provided, however, that no action with respect to matters specifically addressed by any provision of the following sentence will be deemed a breach of the covenants contained in this sentence, unless such action would constitute a breach of such specific provision in the following sentence. Neither the Company nor any of its subsidiaries will (except as specifically contemplated by the terms of the merger agreement, as necessary to comply with applicable law or as described in the Disclosure Letter), between the date of the merger agreement and the earlier of the termination of the merger agreement and the Effective Time, do any of the following without the prior written consent of Parent (which will not be unreasonably delayed, withheld or conditioned other than with respect to bullets two (2), three (3), four (4), five (5) or thirteen (13) below, solely if they would be implicated with respect to the acquisitions of any businesses):
•
make any change in any of its organizational documents (other than ministerial changes);

•
other than pursuant to the terms of Company RSU Awards or Company PSU Awards, in each case outstanding on the date of the merger agreement or as may be granted thereafter or pursuant to elections under the ESPP, UK SAYE or UK BAYE, in each case in effect on the date of the merger agreement, issue any additional shares of capital stock, membership interests or partnership interests or other equity securities or grant any option, warrant or right to acquire any capital stock, membership interests or partnership interests or other equity securities or issue any security convertible into or exchangeable for such securities or alter in any way any of its outstanding securities or make any change in outstanding shares of capital stock, membership interests or partnership interests or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

•
(i) make any sale, assignment, transfer, abandonment, sublease, failure to renew (where terms that are materially consistent with (or more favorable than) those as of the date of the merger agreement are available), license or other conveyance of any material asset or Company property (other than sales of products or services, nonexclusive licenses of Company owned intellectual property granted, or failures to renew intellectual property registrations that do not have material value, in each case, in the ordinary course of business) or (ii) subject any of its assets, properties or rights to any lien (other than certain permitted liens), in each case of this clause (ii), that has a fair market value in excess of $5,000,000 individually or $20,000,000 in the aggregate, except, in each case, (A) pursuant to contracts or commitments in effect on the date of the merger agreement (or entered into after the date of the merger agreement without violating its terms), (B) any of the foregoing with respect to obsolete or worthless equipment in the ordinary course of business, (C) in relation to mortgages, liens and pledges to secure indebtedness for borrowed money permitted to be incurred pursuant to the eighth (8th) bullet below and guarantees thereof or (D) for any transactions among the Company and any of its subsidiaries in the ordinary course of business;

•
(i) redeem, purchase or otherwise acquire, directly or indirectly, any shares of the capital stock of the Company, other than in connection with (A) the exercise of SAYE Options and acquisition of shares under the UK BAYE; (B) required Tax withholding in connection with the exercise of SAYE Options, acquisition of shares under the UK BAYE or the vesting or settlement of Company RSU Awards or Company PSU Awards; and (C) forfeitures of Company RSU Awards or Company PSU Awards, pursuant to their terms as in effect on the date of the merger agreement; (ii) declare, set aside or pay any dividends or other distribution in respect of shares of the capital stock of the Company (other than declaring, setting aside or paying dividends payable by any direct or indirect subsidiary of the Company to the Company or any of its subsidiaries); or (iii) other than as required by the terms thereof, repurchase any of the Company’s indebtedness;

•
enter into any contract that would require capital expenditures in excess of $10,000,000 individually or $20,000,000 in the aggregate, or acquire, lease or sublease any material assets or material properties (including any material real property) other than, in each case, in the ordinary course of business;

•
except as required by applicable law or pursuant to the terms of any Company benefit plan in effect as of the date of the merger agreement, or as modified to the extent permitted under the merger agreement, (i) increase the compensation, consulting fees, bonus, employee benefits, severance, or termination pay of any Company employee with an annual base salary of $500,000 or above; (ii) become a party to, enter into, establish, adopt, materially amend, commence participation in, or terminate any Company benefit plan or any arrangement that would have been a Company benefit plan had it been entered into prior to the date of the merger agreement (other than individual offer letters with (A) no severance, retention or change in control payments and (B) no other benefits that materially deviate from form agreements that have been made available to Parent); (iii) grant any new awards, or amend or modify the terms of any outstanding awards under any Company benefit plan; (iv) take any action to accelerate the vesting or lapsing of restrictions or payment, or fund or in any other way secure the payment, of compensation or benefits under any Company benefit plan; (v) forgive or issue any loans to any employee, director, or independent contractor of the Company or any of its subsidiaries, other than routine travel advances issued in the ordinary course of business; (vi) hire any employee or engage any individual independent contractor of the Company with an annual base salary or wage rate or consulting fees in excess of $500,000, or promote any current Company employee into such a role; (vii) terminate the employment of any Company employee (other than for “cause”) with an annual base salary or wage rate or consulting fees in excess of $500,000; or (viii) become a party to, establish, adopt, amend, commence participation in or terminate any collective bargaining agreement or other agreement with a labor union, labor organization, works council or similar organization;
•
except in the ordinary course of business, enter into any agreement or obligation that purports to restrict the ability of the Company or any of its subsidiaries to compete in any business or with any person in any geographical area or provide any type of service, in each case in a manner that is material to the Company or any of its subsidiaries, taken as a whole;

•
incur any indebtedness or lend money to any person (other than to the Company or to any of its wholly owned subsidiaries of the Company), except for (i) indebtedness not to exceed $20,000,000 in the aggregate; (ii) indebtedness in replacement of existing indebtedness, provided that the replacement indebtedness does not increase the aggregate amount of indebtedness permitted to be outstanding under the replaced indebtedness; (iii) guarantees by the Company of indebtedness of any subsidiary of the Company and guarantees by any subsidiary of the Company of indebtedness of the Company or any other subsidiary of the Company, in each case, in the ordinary course of business; (iv) intercompany indebtedness among one (1) or more of the Company and any wholly owned subsidiaries of the Company (or among any wholly owned subsidiaries of the Company); or (v) making borrowings under the Company’s revolving credit facility (as existing on the date of the merger agreement) in an amount not to exceed $75,000,000;

•
make any material change in any method of financial accounting or financial accounting policies or procedures in effect on the date of the merger agreement, except for any such change required by GAAP;

•
cause any public fund that holds itself out as qualifying as a “regulated investment company” under Section 851 of the Code, to fail to so qualify, and, except as required by law or in the ordinary course of business, (i) initiate any material modification to the prospectus and other offering, advertising and marketing materials, as amended or supplemented, of any public fund to effect any material change to the investment objectives or investment policies of such public fund; (ii) effect any merger, consolidation or other reorganization of any public fund; or (iii) launch any new public fund or other fund;

•
except in the ordinary course of business (i) make or change any material tax election; (ii) change any annual tax accounting period or adopt or change any method of tax accounting; (iii) file any amended material tax return; (iv) enter into any closing agreement with respect to a material amount of tax; (v) settle any material tax claim or assessment relating to the Company or any of its subsidiaries; or (vi) surrender any right to claim a refund of material taxes;

•
settle, release or forgive any claim, outside of the ordinary course of business, requiring net payments to be made by the Company or any of its subsidiaries in excess of $10,000,000 individually or $30,000,000 in the aggregate, or settle or resolve any claim against the Company or any of its subsidiaries on terms that require the Company or any of its subsidiaries to materially alter its existing business practices, in each case other than any claim with respect to taxes;

•
take any action that would reasonably be expected to result in any Company Broker-Dealer Subsidiary (i) maintaining an amount of net capital less than the amount required to be maintained by such Company Broker-Dealer Subsidiary under Rule 15c3-1 of the Exchange Act, as agreed to with FINRA and any other governmental entity or (ii) being required to file notice under Rule 17a-11 under the Exchange Act; or

•
commit to do any of the above.

Nothing in the merger agreement, however, gives Parent or Merger Sub the right to control or direct the operations of the Company or its subsidiaries prior to the Closing Date. Prior to the Closing Date, the Company and its subsidiaries will exercise, consistent with the terms and conditions of the merger agreement, complete control and supervision of its and its subsidiaries’ operations.

Pursuant to the merger agreement, Janus Henderson is also required to use commercially reasonable efforts to maintain certain minimum cash balances as of the Closing Date, among other obligations, which obligations are not conditions to the Closing.
Financing Cooperation
The Company will, and will cause its subsidiaries to, and each of them will use their reasonable best efforts to cause their respective representatives to use their reasonable best efforts to, provide customary cooperation, to the extent reasonably requested by Parent in writing, necessary for the completion of the debt financing and (if applicable) the preferred equity financing, including, but not limited to:
•
furnishing to Parent, as promptly as reasonably practicable, all Required Information (as defined in the merger agreement) and all pertinent and customary financial or other information regarding the Company and its subsidiaries reasonably requested in connection with the preparation of bank information memoranda, lenders’ presentations and other customary marketing materials relevant to the debt financing, including the confidential information memorandum contemplated by the debt commitment letter;

•
using reasonable best efforts to cause senior management of the Company, with appropriate seniority and expertise, to assist in preparation and participate in a reasonable number of meetings (including customary one-on-one meetings with the parties acting as lead arrangers, bookrunners or agents for, and prospective lenders and buyers of, the debt financing), presentations, road shows, sessions with rating agencies, due diligence sessions, drafting sessions and sessions between senior management and the financing parties in connection with the debt financing, in each case at reasonable times and with reasonable advance notice, and in each case which shall be virtual, unless otherwise agreed to by the Company;

•
using reasonable best efforts to provide assistance with the preparation of materials for, as applicable, rating agency presentations, bank information memoranda, syndication memoranda lender presentations and other customary marketing materials required in connection with the debt financing; subject to certain limitations, using reasonable best efforts to provide reasonable cooperation with the due diligence efforts of the financing parties to the extent reasonable and providing customary; and customary authorization letters with respect to the Company authorizing the distribution of information to prospective lenders and investors;

•
using reasonable best efforts to obtain documents and deliver notices reasonably requested by Parent relating to the prepayment, termination or redemption (within the time periods required by the relevant governing agreement) of certain existing indebtedness of the Company and the release of related liens and related guarantees, including the payoff letters provided for below (it being understood and agreed that any prepayment is (and shall be) contingent upon the occurrence of the Closing and no actions shall be required that would obligate the Companies to complete such prepayment prior to the occurrence of the Closing) and promptly, and in any event no later than four business days prior to the Closing, providing all documentation and other information that any lender, provider or arranger of any debt financing and/or the preferred equity financing has reasonably requested in connection with such financing under applicable “know-your-customer” and anti-money laundering rules and regulations, in each case, as requested at least nine business days prior to the Closing Date;

•
(i) assisting in the preparation, execution and delivery of definitive financing documents, including any credit agreement, guarantee and collateral documents, pledge and security documents, customary closing certificates and documents and back-up therefor and for legal opinions in connection with the debt financing and/or the preferred equity financing (including executing and delivering a solvency certificate from the chief financial officer or treasurer (or other comparable officers)) of the Company (in the form attached to the debt commitment letter) and other customary documents as may reasonably be requested by Parent or the financing parties and (ii) using reasonable best efforts to facilitate the pledging of, granting of security interests in and liens on collateral in connection with the debt financing, but in no event will any of the items described in the foregoing clauses (i) and (ii) be effective until as of or after the Closing;

•
using reasonable best efforts to assist Parent in benefiting from the existing lending relationships of the Company;

•
using reasonable best efforts to take all corporate, limited liability company, partnership or other similar actions reasonably requested by Parent to permit the consummation of the debt financing and/or the preferred equity financing provided that no such actions shall be required to be effective prior to the Closing.; and

•
using reasonable best efforts to cooperate with Parent to satisfy the conditions precedent to the debt financing and/or the preferred equity financing to the extent within the control of the Company; provided that all such requested cooperation in the bullets above does not unreasonably interfere with the ongoing business or operations of the Company or any of its affiliates.

Notwithstanding anything to the contrary in the merger agreement, none of the Company nor any of its affiliates will be required to take or permit the taking of any action pursuant to this section that could: (i) require the Company or its subsidiaries or any of their respective affiliates or any persons who are officers or directors of such entities to pass resolutions or consents to approve or authorize the execution of the debt financing or preferred equity financing or enter into, execute or deliver any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement (except, among other things, the prepayment, termination or redemption documents and notices set forth in the fourth bullet point above); (ii) cause any representation or warranty in the merger agreement to be breached by the Company or any of its affiliates; (iii) require the Company or any of its affiliates to pay any commitment or other similar fee or incur any other expense, liability or obligation in connection with the debt financing or preferred equity financing or otherwise incur any obligation under any agreement, certificate, document or instrument (except to the extent that such fees, expenses, obligations or liabilities is subject to the and conditioned upon the occurrence of Closing); (iv) reasonably be expected to cause any director, officer, employee or shareholder of the Company or any of its affiliates to incur any personal liability; (v) reasonably be expected to conflict with the organizational documents of the Company or any of its affiliates or any applicable law; (vi) reasonably be expected to result in a material violation or breach of, or a default (with or without notice, lapse of time, or both) under, any material contract to which the Company or any of its affiliates is a party (other than any material contract entered into in contemplation hereof); (vii) provide access to or disclose information that the Company or any of its affiliates determines would jeopardize any attorney-client privilege or other applicable privilege or protection of the Company or any of its affiliates; (viii) require the delivery of any opinion of counsel; or (ix) require the Company or its affiliates to prepare or deliver any (A) financial statements or other financial data (including selected financial data) for any period earlier than the year ended December 31, 2023; (B) financial information that the Company or its affiliates do not maintain in the ordinary course of business; (C) information not reasonably available to the Company or its affiliates under their respective current reporting systems; or (D) (x) pro forma financial information or pro forma financial statements or (y) projections. Nothing contained in the merger agreement will require the Company or any of its affiliates, prior to the Closing, to be an issuer or other obligor with respect to the debt financing or preferred equity financing. Parent will, promptly on request by the Company, reimburse the Company and each of its affiliates for all reasonable out-of-pocket costs incurred by them or their respective representatives in connection with such cooperation and will reimburse, indemnify and hold harmless the Company and its affiliates and their respective representatives on an after-tax basis from and against any and all losses suffered or incurred by them in connection with the arrangement of the debt financing and preferred equity financing, any action taken by them at the request of Parent or its representatives pursuant to this section and any information used in connection therewith, except to the extent that any of the foregoing arises from (x) the bad faith, gross negligence or willful misconduct of, or material breach of the merger agreement by, the Company or any of their respective representatives, as applicable, or (y) information provided by the Company or any of their respective representatives, as applicable, containing any untrue statement of a material fact or omitting to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
Termination of Indebtedness
At least one business day prior to the Closing Date, the Company shall, with respect to the Company Credit Agreement (as defined in the merger agreement), deliver to the Parent executed copies of customary payoff letters or a voluntary cancellation notice, as applicable, which payoff letter will (i) provide for the payment and/or cancellation in full of the total amount of indebtedness due to such agent, lender and/or creditor as of the Closing (including accrued interest and any termination fees, prepayment fees, breakage costs, premiums, make-whole payments or penalties or other amounts due as a result of the consummation of the transactions contemplated by the merger agreement); (ii) release any guarantee obligations related to such indebtedness; and (iii) be in form and substance reasonably satisfactory to Parent.
Prior to the Closing Date, if requested by Parent, the Company shall cause Janus Henderson US (as defined in the merger agreement) to, with respect to the 2034 Indenture (as defined in the merger agreement), (i) issue or cause to be issued one or more notices of optional redemption or similar notices (each of which shall provide that the redemption of the 2034 Notes (as defined in the merger agreement) shall be contingent upon the Closing) in respect of the then-outstanding 2034 Notes under the 2034 Indenture pursuant to the requisite provisions of the 2034 Indenture and (ii) take such other actions as it determines to be necessary or advisable (or that Parent reasonably requests) to facilitate redemption of the 2034 Notes at the Closing, including, but not limited to, the delivery, taking or making of all required documents, actions or payments (other than the deposit of funds in accordance with this paragraph) under the 2034 Indenture to effect the redemption of the 2034 Notes pursuant to the requisite provisions of the 2034 Indenture; provided that, in no event shall the Company or any of its subsidiaries be required to cause any redemption or termination of the 2034 Notes or the 2034 Indenture prior to the occurrence of the Closing (or, if the redemption cannot be effected on the Closing Date in compliance with the 2034 Indenture, then the earliest date possible after the Closing Date in compliance with the 2034 Indenture). No later than the date of redemption, Parent shall cause Janus Henderson US to deposit with the trustee under the 2034 Indenture the amount of funds required to effect such redemption (which amount, for the avoidance of doubt, shall constitute indebtedness under the merger agreement); provided that the amount of funds required to effect such redemption shall be paid solely with the proceeds of the debt financing and/or the preferred equity financing. Any notices delivered in connection with such redemption and other related documents prepared by or on behalf of the Company or Janus Henderson US in connection therewith shall be subject to the prior review of, and opportunity for comment by, Parent and its counsel, and the Company or Janus Henderson US shall consider in good faith any comments provided by Parent or its counsel. Notwithstanding the foregoing, neither the Company nor any of its subsidiaries shall be required to execute and deliver any document or instrument (or cause any document or instrument to be executed or delivered) not conditioned on or delivered substantially concurrently with the occurrence of the Closing. If not otherwise redeemed, following the Closing, the Company will continue to be required to comply with all terms and conditions of the then-outstanding 2034 Notes and the 2034 Indenture.
Prior to the Closing Date, the Company shall, and shall cause its subsidiaries to, with respect to the 2034 Notes and the 2034 Indenture, if requested by Parent, cause Janus Henderson US to commence a consent solicitation with respect to the 2034 Notes to seek to obtain the requisite consents from holders of the 2034 Notes needed to amend, eliminate or waive certain sections of the 2034 Indenture specified by Parent (a “2034 Notes Consent Solicitation”) on such terms and conditions, including with respect to consent fees, that are proposed by Parent; provided that (w) Parent shall be responsible for preparation of the 2034 Notes Consent Solicitation Documents (as defined below), (x) Parent shall consult with the Company and afford the Company and its counsel a reasonable opportunity to review and comment on the necessary consent solicitation statement, supplemental indenture and other related documents in connection with such 2034 Notes Consent Solicitation (the “2034 Notes Consent Solicitation Documents”) and Parent will consider in good faith the comments, if any, raised by the Company and its counsel, and (y) to the extent a 2034 Notes Consent Solicitation includes a consent fee or other consideration offered to holders, it shall be funded by Parent solely with the proceeds of the debt financing and/or the preferred equity financing. The Company shall provide, and use its best reasonable efforts to cause its representatives to provide, all cooperation reasonably requested by Parent in connection with a 2034 Notes Consent Solicitation, including appointing a solicitation agent selected by Parent; provided that the fees and out-of-pocket expenses of any solicitation agent and counsel to the Company will be paid directly by Parent; provided, further, that neither the Company nor any of its subsidiaries nor counsel for the Company and its subsidiaries shall be required to furnish any certificates, legal opinions or negative assurance letters in connection with a 2034 Notes Consent Solicitation (other than, in connection with the execution of any 2034 Notes Supplemental Indenture (as defined in the merger agreement) relating to the applicable 2034 Notes Consent Solicitation, with respect to which the Company or its subsidiaries shall (x) deliver customary officer’s certificates and (y) cause legal counsel for the Company and its subsidiaries to deliver customary legal opinions to the trustee under the applicable indenture in the form required by the 2034 Indenture). The Company shall waive any of the conditions to any 2034 Notes Consent Solicitation as may be reasonably requested by Parent (other than the condition that any proposed amendments set forth therein shall not become operative until the Closing), so long as such waivers would not cause such 2034 Notes Consent Solicitation to violate applicable law, including SEC rules and regulations, and to not, without the prior written consent of Parent, waive any condition to any 2034 Notes Consent Solicitation or make any material change, amendment or modification to the terms and conditions of any 2034 Notes Consent Solicitation other than as directed by Parent. Promptly following the expiration of a 2034 Notes Consent Solicitation, assuming the requisite consent from the holders of the 2034 Notes (including from persons holding proxies from such holders) has been received and certified by the solicitation agent, the Company or Janus Henderson US shall cause an appropriate supplemental indenture (the “2034 Notes Supplemental Indenture”) to become effective providing for the amendments of the 2034 Indenture contemplated in the 2034 Notes Consent Solicitation Documents; provided, however, that notwithstanding the fact that a 2034 Notes Supplemental Indenture may become effective earlier, the proposed amendments set forth therein shall not become operative until the Closing. The form and substance of the 2034 Notes Supplemental Indenture shall be reasonably satisfactory to Parent. The consummation of any 2034 Notes Consent Solicitation shall not be a condition to Closing.
Prior to the Closing Date, the Company shall, and shall cause its subsidiaries to, with respect to the 2034 Notes and the 2034 Indenture, if requested by Parent, cause Janus Henderson US to commence a tender offer and/or an exchange offer as specified by Parent, with respect to all of the outstanding 2034 Notes, on such terms and conditions, including pricing terms, that are proposed, from time to time, by Parent (a “2034 Notes Offer”); provided that (i) Parent shall be responsible for preparation of the 2034 Notes Offer Documents (as defined below); (ii) Parent shall consult with the Company and afford the Company and its counsel a reasonable opportunity to review and comment on the necessary registration statement, offering document, offer to purchase, related letter of transmittal, supplemental indenture, to the extent applicable, and other related documents in connection with such 2034 Notes Offer (the “2034 Notes Offer Documents”) and the material terms and conditions of any 2034 Notes Offer and Parent will consider in good faith the comments, if any, raised by the Company and its counsel; and (iii) Parent shall, or shall cause Janus Henderson US to, pay the purchase price related to such 2034 Notes Offer, including any premium, solely with the proceeds of the debt financing and/or the preferred equity financing. The terms and conditions specified by Parent for the 2034 Notes Offer shall be in compliance with the 2034 Indenture and any applicable laws, including SEC rules and regulations. The closing of a 2034 Notes Offer, if any, shall be expressly conditioned on the occurrence of the Closing, and, in accordance with the terms of such 2034 Notes Offer, the Company shall cause Janus Henderson US to accept for purchase, and purchase, the 2034 Notes validly tendered and not validly withdrawn in such 2034 Notes Offer (provided, however, that notwithstanding the fact that any proposed amendments to the 2034 Indenture set forth in any 2034 Notes Offer Document may become effective earlier, such proposed amendments shall not become operative until the Closing). The Company shall provide, and use its reasonable best efforts to cause its representatives to provide, all cooperation reasonably requested by Parent in connection with any 2034 Notes Offer, including appointing a dealer manager selected by Parent; provided that the fees and out-of-pocket expenses of any dealer manager and counsel to the Company will be paid directly by Parent; provided, further, that neither the Company nor any of its subsidiaries nor counsel for the Company and its subsidiaries shall be required to furnish any certificates, legal opinions or negative assurance letters in connection with a 2034 Notes Offer. Any 2034 Notes Offer shall comply in all material respects with the applicable requirements of the Exchange Act and the Securities Act, including, as applicable, Rule 14e-1 and the Trust Indenture Act, any other applicable law, it being understood that the Company or its subsidiaries shall not be required to take any action that does not comply with such applicable law. As applicable, the Company shall cause Janus Henderson US to waive any of the conditions to a 2034 Notes Offer as may be reasonably requested by Parent (other than the condition that the closing of a 2034 Notes Offer shall not be consummated until the Closing), so long as such waivers would not cause a 2034 Notes Offer to violate the Securities Act, the Exchange Act or any other applicable law, and shall not, without the prior written consent of Parent, waive any condition to a 2034 Notes Offer or make any material change, amendment or modification to the terms and conditions of a 2034 Notes Offer (including any extension thereof) other than as directed by Parent. If, at any time prior to the completion of a 2034 Notes Offer, the Company or any of its subsidiaries, on the one hand, or Parent or any of its subsidiaries, on the other hand, discovers any information that should be set forth in an amendment or supplement to the 2034 Notes Offer Documents, so that the 2034 Notes Offer Documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, such party that discovers such information shall promptly notify the other party, and an appropriate amendment or supplement prepared by Parent or its Subsidiaries describing such information shall be disseminated to the holders of the 2034 Notes. The consummation of any 2034 Notes Offer shall not be a condition to Closing.
Prior to the Closing Date, the Company shall, and shall cause its subsidiaries to, with respect to the 2034 Notes and the 2034 Indenture, if requested by Parent, cause the Company and any subsidiary to (x) enter into a supplemental indenture, any security arrangements (including any pledge and security documents, collateral trust agreement, intercreditor agreement and other customary security documents) and other related documents (the “2034 Notes Security Documents”) as contemplated by Section 4.03 of the 2034 Indenture in order for the 2034 Notes to be secured “equally and ratably” with the security interest that will secure all or any portion of the debt financing; provided that neither the Company nor any of its subsidiaries nor counsel for the Company and its subsidiaries shall be required to furnish any certificates, legal opinions or negative assurance letters in connection with the granting of any such liens on the 2034 Notes (other than, in connection with the execution of any supplemental indenture relating to the applicable 2034 Notes, with respect to which the Company or its subsidiaries shall (x) deliver customary officer’s certificates and (y) cause legal counsel for the Company and its subsidiaries to deliver customary legal opinions to the trustee under the applicable indenture in the form required by the 2034 Indenture) and (y) perform any actions as required by the trustee under the 2034 Indenture for the trustee under the 2034 Indenture to enter into any 2034 Notes Security Documents; provided that Parent shall be responsible for preparation of the 2034 Notes Security Documents; provided, further, that the effectiveness of any such documents or instruments shall be expressly conditioned on the Closing.
For the avoidance of doubt, no consent fees or other fees shall be payable by the Company in connection with any 2034 Notes Consent Solicitation, 2034 Notes Offer or 2034 Notes Security Documents. For the avoidance of doubt, none of such transactions are conditions to Closing and if any of such transactions have not been completed, Parent and Merger Sub will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in the merger agreement, to consummate the merger.
Client Consents
If required by applicable law or the applicable investment advisory arrangement, for each investment advisory arrangement between the Company or one (1) of its subsidiaries, on the one hand, and a client that is not a fund, on the other hand, the Company or its applicable subsidiary has agreed to send a written notice (a “Negative Consent Notice”) to such client informing it, among other things, of the transaction and that the consent of such client to the assignment or deemed assignment of its investment advisory arrangement will be deemed to have been granted if such client does not terminate its investment advisory arrangement within forty-five (45) days after the sending of the Negative Consent Notice. If the applicable investment advisory arrangement requires the written consent of the client to the assignment or deemed assignment of such client’s investment advisory arrangement, or if the Company or its applicable subsidiary determines, in its discretion, that for commercial reasons it would be prudent or appropriate to obtain the written consent of a client to the assignment or deemed assignment of such client’s investment advisory arrangement, then the Company or its applicable subsidiary will send a written notice informing such client of the transactions and requesting written consent to the assignment or deemed assignment of such client’s investment advisory arrangement, and such client will not be deemed to have granted its consent to the assignment or deemed assignment, unless and until the client provides its written consent. The Company will provide Parent with drafts of the form of Negative Consent Notice or other consent notice to be sent to a client, and Parent will have the right to review and approve, in advance, the form and substance of such notice (such approval not to be unreasonably withheld, conditioned or delayed).
If required by applicable law or the applicable investment advisory arrangement, for each investment advisory arrangement with a fund managed by the Company or one (1) of its subsidiaries other than a 1940 Act fund (except for certain funds where the fund general partner, limited partner advisory committee or similar entity can provide consent to the assignment or deemed assignment): (i) if the applicable investment advisory arrangement (A) expressly requires the written consent of investors to the assignment or deemed assignment of such fund’s investment advisory arrangement, or (B) permits consent to be obtained by a Fund Negative Consent Notice (as defined below) and the Company or its applicable subsidiary determines, in its discretion, that for commercial reasons it would be prudent or appropriate to obtain the written consent of one (1) or more investors in such fund to the assignment or deemed assignment of such fund’s investment advisory arrangement, then the Company or its applicable subsidiary will send a written notice to each investor in such fund described in clause (A) or such investors described in clause (B) requesting the written consent of the investor to the assignment or deemed assignment of the investment advisory arrangement and informing each investor of the intention (X) to complete the transaction and (Y) to continue to provide the advisory services pursuant to the existing investment advisory arrangement with such fund after the closing so long as a majority-in-interest (or such higher percentage as may be required under the applicable advisory arrangement) of the investors provide (and do not withdraw) their consent to the assignment or deemed assignment of such fund’s investment advisory arrangement according to the method of consent (either written or negative) solicited; and (ii) for all investment advisory arrangements with funds not described in (i) above, the Company or its applicable subsidiary has agreed to send a written notice (the “Fund Negative Consent Notice”) to each investor in the applicable fund informing each investor: (A) of the transactions contemplated by the merger agreement and the intention to complete the transaction, which will result in an assignment or deemed assignment of such fund’s investment advisory arrangement; (B) of the intention of the Company or the applicable subsidiary to continue to provide the advisory services pursuant to the existing investment advisory arrangement after the closing; and (C) that the consent of such investor will be deemed to have been granted if such investor does not affirmatively object to such assignment or deemed assignment within forty-five (45) days after the sending of the Fund Negative Consent Notice. The Company will provide Parent with drafts of the form of Fund Negative Consent Notice or other consent notice to be sent to a private fund, and Parent will have the right to review and approve, in advance, such notice (such approval not to be unreasonably withheld, conditioned or delayed).
Pursuant to the 1940 Act, the transaction will result in a termination of all existing investment advisory arrangements between the 1940 Act funds, on the one hand, and the Company or one (1) of its applicable subsidiaries, on the other hand. Accordingly, the Company has agreed to use, and to cause each applicable subsidiary to use, its commercially reasonable efforts to obtain the approval of the board of directors or trustees, as applicable, of each 1940 Act fund of a new investment advisory arrangement with the Company or its applicable subsidiary in accordance with Section 15 of the 1940 Act on terms that are substantially comparable to the existing investment advisory arrangement with such 1940 Act fund and request that each such board of directors or trustees obtain the requisite approval of the shareholders of such 1940 Act fund to such new investment advisory arrangement (unless such approval is not required under applicable law). Additionally, the Company and its applicable subsidiaries will seek the approval of the board of directors or trustees, as applicable, of each 1940 Act fund of any interim investment advisory arrangement approved in accordance with Rule 15a-4 under the 1940 Act for any 1940 Act fund with respect to any period after the Closing.
Access to Information
Upon reasonable notice, the Company will (and will cause its respective subsidiaries to) afford to Parent and its representatives (including any financing sources and their representatives) reasonable access during normal business hours, during the period prior to the Effective Time, to all its officers, employees, properties, offices, plants and other facilities and to all books and records, including financial statements, other financial data and monthly financial statements within the time such statements are customarily prepared, and, during such period, the Company will (and will cause its respective subsidiaries to) furnish promptly to Parent and its representatives (including any financing sources and their representatives), consistent with its legal obligations, all other information concerning its business, properties and personnel as Parent may reasonably request; provided, however, that the Company may restrict the foregoing access to the extent that, in the Company’s reasonable judgment, (i) providing such access would result in the waiver of any attorney-client privilege, in the disclosure of any trade secrets of third parties or violate any of its obligations with respect to confidentiality if the Company shall have used all reasonable efforts to obtain the consent of such third party to such access, or (ii) any law, treaty, rule or regulation of any governmental entity applicable to the Company requires the Company or its subsidiaries to preclude the other party and its representatives from gaining access to any properties or information, provided, further, that the

Company will inform Parent of the general nature of the document or information being withheld and reasonably cooperate with Parent to provide such document or information in a manner that would not result in violation of law or the loss or waiver of such privilege.
Efforts to Complete the Merger
Subject to the terms and conditions of the merger agreement, the Parties to the merger agreement will each use its reasonable best efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable under applicable laws and regulations to consummate the merger and the other transactions contemplated by the merger agreement as soon as practicable after the date of the merger agreement, including, without limitation (i) preparing and filing, in consultation with the other party and as promptly practicable and advisable after the date of the merger agreement, all documentation to effect all necessary applications, notices, petitions, filings and other documents and to obtain as promptly as practicable all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party or any governmental entity, and (ii) taking all steps as may be necessary to obtain all such waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders and approvals.
The Company and Parent agreed to (i) make an appropriate filing of a notification and report form pursuant to the HSR Act with respect to the transactions contemplated by the merger agreement as promptly as practicable, and in any event within twenty (20) business days after the execution of the merger agreement (the parties filed this notification and report on January 22, 2026), and (ii) make any filings in connection with any regulatory approvals as promptly as practicable (including making the filings to the Hong Kong Securities and Futures Commission within fifteen (15) business days after the date of the merger agreement or such other time as the Company and Parent otherwise agree). The parties to the merger agreement also agreed to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act or by any governmental entity under any Regulatory Law (as defined below) and take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act or obtain all regulatory approvals as soon as practicable. Parent is responsible for the payment of all filing fees and any transfer taxes payable to any government entity. As used in the merger agreement, the term “Regulatory Law” means antitrust laws, the Defense Production Act of 1950, as amended and all other national, federal or state, domestic or foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to prohibit, restrict or regulate actions on the basis of national security or national interest and applicable laws relating to change of control or other approvals required from any governmental entity (including governmental entities responsible for the regulation of asset managers and the providers of financial products and services) for completion of the transactions contemplated in the merger agreement.
In connection with their respective reasonable best efforts to obtain all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits and authorizations for the transactions contemplated by the merger agreement under the HSR Act or any other Regulatory Law, each of the Company and Parent will (i) cooperate in all respects and consult each other in connection with any communication, filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party with respect to Regulatory Laws, including by allowing the other party and/or its counsel to have a reasonable opportunity to review in advance and comment on drafts of any communications, filings and submissions; (ii) promptly inform the other party of any communication received by such party from, or given by such party to, the Antitrust Division of the Department of Justice, the Federal Trade Commission, any other governmental entity or in connection with any proceeding by a private party, with any other person, including by promptly providing copies to the other party of any such written communications, and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated by the merger agreement; and (iii) permit the other party to review any communication it gives to, and consult each other in advance of any meeting, telephone call or videoconference with the DOJ, the FTC or such other governmental entity or other person, and to the extent permitted by the DOJ, the FTC or any other applicable governmental entity or other person, give the other party and/or its counsel the opportunity to attend and participate in such meetings, substantive telephone calls and conferences.

Subject to the other obligations in Section 7.5 of the merger agreement, Parent, on behalf of the parties, will be entitled to direct, control and lead all communications, discussions, negotiations and strategy, including with respect to any regulatory action or any governmental consent, waiver, authorization or approval which Parent may seek to obtain in accordance with the merger agreement, and the Company must take all reasonable actions (at the direction of Parent) to support Parent with respect to the process and strategy for pursuing any such regulatory actions and obtaining such governmental consents, waivers, authorizations or approvals.
Parent will cause its affiliates and use reasonable best efforts to cause the equity investors and preferred equity investor (and any affiliates thereof) to comply with the obligations to prepare and file documentation, make filings and supply information as may be required under any Regulatory Law or requested by governmental entities as if they were “Parent” under the merger agreement, and any failure by any of them to comply with such obligations will be deemed for all purposes of the merger agreement to be a failure by Parent to comply with such obligations.
Parent will use its best efforts to resolve objections, if any, as may be asserted with respect to the transactions contemplated by the merger agreement under any Regulatory Law. With respect to resolving objections, if any, and obtaining regulatory approval under any Regulatory Law, the term, “best efforts” includes taking any and all actions necessary to obtain the consents or waiting period expirations of any governmental entity required to consummate the merger and other transactions contemplated by the merger agreement as expeditiously as possible prior to June 22, 2026 (the “Termination Date”), including promptly (i) proposing, negotiating, committing to, effecting and agreeing to, by consent decree, hold separate order, or otherwise, the sale, divestiture, license, hold separate, and other disposition of the businesses, assets, products or equity interests of the Company or its subsidiaries or any of Parent’s or its subsidiaries’ other businesses, assets, products or equity interests now owned or hereafter acquired by Parent, (ii) creating, terminating or amending any existing relationships, ventures, contractual rights or obligations of Parent, the Company or their respective subsidiaries; (iii) otherwise taking or committing to any action that would limit Parent’s freedom of action with respect to, or its ability to retain or hold, directly or indirectly, any businesses, assets, products or equity interests of Parent or the Company (including any of their respective subsidiaries); and (iv) making, or causing any subsidiaries to make, any commitment, or committing to (or causing any subsidiaries to commit to) make any commitment (to any governmental entity or otherwise) regarding the future operations of Parent or the Company (including any of their respective subsidiaries); provided that, with respect to any Regulatory Law that is not an Antitrust Law, none of Parent, Merger Sub or any of their respective affiliates will be obligated to (and, without the prior written consent of Parent, the Company may not and may not permit any of its subsidiaries to) take or refrain from taking, any action, or agree to become subject to any restriction, condition, limitation or requirement, or agree to any modification of the merger agreement or any transactions contemplated thereby that, individually or together with all other such actions, restrictions, conditions, limitations or requirements, in each case, imposed by a governmental entity would, or would reasonably be expected to, (i) have a material adverse effect on the Company or have a material adverse effect on the business or assets, liabilities, properties, results of operations or financial condition of Parent, Merger Sub and their respective affiliates, taken as a whole (after giving effect to the merger); (ii) require or result in the sale, divestiture, license, hold separate or other disposition of any businesses, assets, products or equity interests of Parent’s affiliates (other than the Company and its subsidiaries) or Equity Investors; or (iii) require Parent (or any of its affiliates or Equity Investors or other person (other than the Company and its subsidiaries)) to provide any guarantee, capital maintenance or capital support arrangement to the Company or any of its subsidiaries (collectively, a “burdensome condition”).
Subject to the exceptions set forth in the merger agreement, each of the Company and Parent must use its reasonable best efforts to obtain the expiration or termination of all waiting periods and all consents, waivers, authorizations and approvals of all third parties, including governmental entities, necessary, proper or advisable for the consummation of the transactions contemplated by the merger agreement and to provide any notices to third parties required to be provided prior to the Effective Time.
Restriction on Solicitation of Competing Proposals
Subject to certain exceptions described below, the Company has agreed that it and its subsidiaries will not, nor will it (directly or indirectly) authorize or permit any of its or their controlled affiliates, officers, directors, employees, representatives, advisors or other intermediaries or subsidiaries to:

•
solicit, initiate or knowingly encourage the submission of inquiries, proposals or offers from any person (other than Parent) relating to any acquisition proposal (as defined below), or agree to or endorse any acquisition proposal;

•
enter into any agreement to (i) consummate any acquisition proposal; (ii) approve or endorse any acquisition proposal or; (iii) in connection with any acquisition proposal, require the Company to abandon, terminate or fail to consummate the merger;

•
enter into or participate in any discussions or negotiations in connection with any acquisition proposal or inquiry with respect to any acquisition proposal, or furnish to any person any nonpublic information with respect to its business, properties or assets in connection with any acquisition proposal; or

•
agree or resolve to take, or take, any of the actions prohibited by bullets one (1), two (2) or three (3) above.

Pursuant to the terms of the merger agreement, the Company agreed to immediately cease, and cause its representatives, advisors and other intermediaries to immediately cease, any and all activities, discussions or negotiations with any parties conducted prior to the date of the merger agreement with respect to any of the above.
An “acquisition proposal” is defined in the merger agreement to mean any offer or proposal for a merger, reorganization, recapitalization, consolidation, share exchange, scheme of arrangement, business combination or other similar transaction involving the Company or any of its subsidiaries or any proposal or offer to acquire, directly or indirectly, securities representing more than twenty percent (20%) of the voting power of the Company or more than twenty percent (20%) of the assets of the Company and its subsidiaries taken as a whole, other than the merger and the other transactions contemplated by the merger agreement.
Notwithstanding anything to the contrary in the non-solicitation provisions described above, the Board (acting on the recommendation of the Special Committee), directly or indirectly, through affiliates, directors, officers, employees, representatives, advisors or other intermediaries, may, prior to the special meeting:
•
comply with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act with regard to any acquisition proposal, so long as any such compliance recommends against any acquisition proposal and reaffirms its recommendation of the transactions contemplated by the merger agreement, except to the extent such action is permitted by the merger agreement or issue a “stop, look and listen” statement;

•
engage in negotiations or discussions with any person (and its representatives, advisors and intermediaries) that has made an unsolicited bona fide written acquisition proposal not resulting from or arising out of a material breach of the non-solicitation provisions of the merger agreement; and/or

•
furnish to such person information relating to the Company or any of its subsidiaries pursuant to a confidentiality agreement with confidentiality provisions that are no less favorable to the Company than those contained in the confidentiality agreements, dated November 20, 2025, between the Company and each of Trian and General Catalyst (it being understood that such confidentiality agreement need not contain standstill provisions) and to the extent nonpublic information that has not been made available to Parent is made available to such person, make available or furnish such nonpublic information to Parent substantially concurrently with the time it is provided to such person; provided that the Board will be permitted to take an action described in this bullet or the preceding bullet only if, prior to taking such action, the Board (acting on the recommendation of the Special Committee) has determined in good faith after consultation with its financial advisors and outside legal counsel that such acquisition proposal constitutes or would reasonably be expected to result in, a superior proposal.

A “superior proposal” means any proposal (on its most recently amended or modified terms, if amended or modified) made by a third party that is not affiliated with the Company to enter into any transaction involving an acquisition proposal that the Board (acting on the recommendation of the Special Committee)

determines in its good faith judgment (after consultation with the Company’s financial advisors and outside legal counsel) would be more favorable to the Company’s shareholders than the merger agreement, and the merger, taking into account all terms and conditions of such transaction (including any breakup fees, expense reimbursement provisions and financial terms) and the anticipated timing and prospects for completion of such transaction, including the prospects for obtaining regulatory approvals and financing, and any third-party approvals, except that the reference to twenty percent (20%) in the definition of “acquisition proposal” will be deemed to be a reference to eighty percent (80%). Reference to “the merger agreement,” and “the merger” in this paragraph will be deemed to include any proposed alteration of the terms of the merger agreement or the merger that are agreed to by Parent pursuant to the terms of the merger agreement.
Obligation of the Board with Respect to Its Recommendation
Except as described below, at any time prior to the receipt of the required vote of the Company shareholders at the special meeting to approve the merger proposal, the Board will not (i) withdraw, modify or amend in any manner adverse to Parent its approval or recommendation of the merger agreement or the merger or (ii) approve or recommend any acquisition proposal (each, a “change in recommendation”).
Notwithstanding the above, (i) the Board (acting on the recommendation of the Special Committee) may make a change in recommendation (a) in response to an intervening event, or (b) following receipt of an unsolicited bona fide written acquisition proposal that did not result from or arise out of a material breach of the non-solicitation provisions of the merger agreement and which the Board (acting an the recommendation of the Special Committee) determines in good faith, after consultation with its financial advisors and outside legal counsel is a superior proposal, in each case, if and only if, the Board (acting on the recommendation of the Special Committee) has determined in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties or standard of conduct required of the Board under applicable law and the Company complies with the negotiation obligations described below or (ii) following receipt of a bona fide written acquisition proposal which the Board (acting on the recommendation of the Special Committee) determines in good faith, in consultation with its financial advisors and outside legal counsel, is a superior proposal, the Board may terminate the merger agreement for the purpose of entering into a definitive acquisition agreement, merger agreement or similar definitive agreement (an “alternative acquisition agreement”) with respect to such superior proposal (if, and only if, the Board (acting on the recommendation of the Special Committee) determines in good faith after consultation with its financial advisors and outside legal counsel that the failure to take such action would be inconsistent with the fiduciary duties or standards of conduct of the Board under applicable law and the Company complies with the negotiation obligations below and terminates the merger agreement.
An “intervening event” is a material event, development or occurrence that (i) affects the business or operations of the Company, (ii) does not relate to an acquisition proposal, and (iii) is unknown or not reasonably foreseeable by the Board as of the date of the merger agreement (and which could not have become known through any further reasonable investigation, discussion, inquiry or negotiation with respect to any event known by the Board as of the date of the merger agreement), which event becomes known by the Board or the Special Committee prior to obtaining an affirmative vote of at least two-thirds (2/3) of the total number of votes cast at the special meeting in favor of the resolution to approve and adopt the merger agreement and the transactions contemplated by the merger agreement, including the merger (the “Required Company Vote”).
Prior to the Company taking any action permitted in response to an intervening event, the Company must provide Parent with five (5) business days’ prior written notice advising Parent it intends to effect a change in recommendation and explain the reasons for such change in recommendation and, during such five (5) business day period, if Parent requests, the Company will engage in good faith negotiations with Parent to amend the merger agreement in a manner that would make the failure to effect a change in recommendation no longer inconsistent with the fiduciary duties or standards of conduct required of the Board under applicable law. Prior to the Company taking any action permitted in response to an acquisition proposal that constitutes a superior proposal, the Company must provide Parent with five (5) business days’ prior written notice (it being agreed that any material amendment to the amount or form of consideration payable in connection with the applicable acquisition proposal will require a new notice and an additional three (3) business day period) advising Parent that the Board intends to take such action, and specifying the material terms and conditions of the superior proposal, and the Company will, during such five (5) business day period (or subsequent three (3) business day period), negotiate in good faith with Parent to make any adjustments needed to the merger agreement so that such acquisition proposal would no longer constitute a superior proposal.
The Company must notify Parent promptly (but in any event within 24 hours) after receipt or occurrence of (i) any acquisition proposal, (ii) any proposals, discussions, negotiations or inquiries that would reasonably be expected to lead to an acquisition proposal, and (iii) the material terms and conditions of any such acquisition proposal and the identity of the person making any such acquisition proposal or with whom such discussions are taking place, in each case, if such request for information, inquiry, proposal or discussions would reasonably be expected to lead to an acquisition proposal. In addition, the Company will promptly (but in any event within twenty-four (24) hours) after the receipt of any written documentation material to understanding such acquisition proposal that is received by the Company from or on behalf of the person making such acquisition proposal or with whom discussions would reasonably be expected to lead to an acquisition proposal, provide Parent with copies thereof. The Company and its subsidiaries will not terminate, waive, amend or modify any provision of any existing standstill or confidentiality agreement to which it or any of its subsidiaries is a party, and the Company and its subsidiaries will enforce the provisions of any such agreement, except that the Company may waive any such provision to the extent necessary to allow a person to privately make an acquisition proposal to the Board or the Special Committee as permitted under the terms of the merger agreement. The Company must keep Parent reasonably informed of: (i) the status and material details (including any amendments or any proposed amendments) of any such acquisition proposal; (ii) the material details of any information requested of or provided by the Company; and (iii) the material details of all discussions or negotiations with respect to any such acquisition proposal. The Company must also provide to Parent within twenty-four (24) hours after receipt thereof copies of any other documentation material to understanding such acquisition proposal (as determined by the Company in good faith) received by the Company from or on behalf of the person making such acquisition proposal or with whom such discussions are taking place. The Company will promptly provide to Parent any material nonpublic information concerning the Company provided to any other person in connection with any acquisition proposal that was not previously provided to Parent. The Board will promptly consider in good faith (in consultation with its outside legal and financial advisors) any proposed alteration of the terms of the merger agreement by Parent in response to any acquisition proposal.
Obligations with Respect to This Proxy Statement and the Special Meeting
As soon as reasonably practicable, the Company will cause the special meeting to be duly called and held for the purpose of obtaining the Required Company Vote. In connection with the special meeting, the Company will (i) use its reasonable best efforts to obtain the Required Company Vote and (ii) otherwise comply with all legal requirements applicable to the special meeting.
Employee Benefits
For one year following the Effective Time (the “continuation period”), the Surviving Company will provide each continuing employee with (i) no less favorable base salary or base wage rate as that provided to such continuing employee immediately prior to the Effective Time; (ii) annual variable incentive opportunities that are consistent with the Company’s past practice relating to such incentive opportunities (it being understood that any post-closing target annual variable incentive opportunities are not required to be equity-based); (iii) other employee benefits (excluding defined benefit pension plans, retiree health and welfare and employee stock purchase opportunities) that are substantially comparable in the aggregate to those provided to such continuing employee by the Company and its subsidiaries immediately prior to the Effective Time; and (iv) unless otherwise determined by the Surviving Company’s Chief Executive Officer, hybrid work arrangements that are no less favorable than those in effect immediately prior to the Effective Time. Additionally, Parent agrees that each continuing employee whose employment is terminated during the continuation period, will be provided with severance benefits (including the payment of transitional or notice pay) that are no less favorable than that provided by the Company and its subsidiaries pursuant to the applicable Company benefit plan providing for such benefits and payments in effect as of December 21, 2025.

Additionally, Parent will, or will cause the Surviving Company to, (i) cause any pre-existing conditions or limitations and eligibility waiting periods under any benefit plan of Parent (a “Parent Benefit Plan”) to be waived with respect to continuing employees and their eligible dependents to the extent inapplicable under the corresponding Company benefit plan immediately prior to the Effective Time; (ii) with respect to the plan year during which the Effective Time occurs, recognize for each continuing employee and their dependents credit for applicable deductibles and annual out-of-pocket limits for expenses incurred prior to the Effective Time for which payment has been made in respect of such continuing employee and their eligible dependents to the same extent such credit was given under the analogous Company benefit plan prior to the Effective Time; and (iii) recognize the service of each continuing employee’s employment with the Company and its subsidiaries for purposes of vesting, vacation, paid time off, severance, benefit accrual and eligibility to participate under each applicable Parent Benefit Plan in which any continuing employee will participate after the Effective Time, as if such service had been performed with Parent, except for any purpose under defined benefit pension plans, retiree medical and insurance benefits or to the extent it would result in a duplication of benefits.
Director and Officer Indemnification and Insurance
The merger agreement provides that, from and after the Effective Time, Parent will, and Parent will cause the Surviving Company to, to the fullest extent permitted by applicable law, provide indemnification to each person who is now, or has been at any time prior to the Effective Time, an officer or director of the Company or any of its subsidiaries or serving at the request of the Company as an officer or director of another corporation, joint venture or other enterprise or general partner of any partnership or a trustee of any trust (each, an “indemnified person”) in connection with any claim or proceeding arising directly or indirectly (in whole or in part) out of the fact such person was an indemnified person or their service in such capacity. For six (6) years from the Effective Time, Parent will cause the Surviving Company’s memorandum of association and the articles of association and the relevant governing documents of each subsidiary of the Surviving Company after the Closing to contain provisions with respect to exculpation, indemnification and advancement of expenses that are at least as favorable to the indemnified persons as those provisions that are set forth in the memorandum of association and the articles of association or other applicable governing documents of the Company or any such subsidiary on the date of the merger agreement, and the Surviving Company will not amend, repeal or otherwise modify the exculpation, indemnification and advancement of expenses provisions of the Surviving Company’s memorandum of association and the articles of association and any of its subsidiaries’ similar organizational documents in any manner that would adversely affect the rights thereunder of any indemnified person.
Parent will, and will cause the Surviving Company to, maintain in effect for six (6) years from the Effective Time the Company’s current directors’ and officers’ liability insurance policies covering acts or omissions occurring (or alleged to occur) prior to or at the Effective Time with respect to indemnified persons. However, the Surviving Company will not be required to expend more than an amount per year equal to 300% of current annual premiums paid by the Company for such insurance. In the event that the Surviving Company would be required to expend more than 300% of current annual premiums, Parent and the Surviving Company must obtain the maximum amount of such insurance obtainable by payment of annual premiums equal to 300% of current annual premiums. In lieu of the foregoing, the Company may purchase, prior to the Effective Time, a six (6)-year “tail” prepaid officers’ and directors’ liability insurance policy in respect of acts or omissions occurring prior to the Effective Time covering each such indemnified person for an amount not to exceed 300% of current annual premiums. If such “tail” policy has been purchased by the Company, Parent may not terminate such policy and will cause all obligations of the Company under such “tail” policy to be honored by it and the Surviving Company.
Other Covenants and Agreements
The Company and Parent have made certain other covenants and agreements with each other regarding various other matters including the following:
•
preparation of this proxy statement;

•
compliance with Section 15(f) of the 1940 Act;

•
cooperating with each other in connection to potential shareholder litigation;

•
maintenance of insurance;

•
public statements and disclosures concerning the merger agreement and the transactions contemplated by the merger agreement;

•
prohibiting the adoption of shareholder rights plans; and

•
compliance with various Companies Law matters in Jersey (including the Company and Parent agreeing to cooperate and use reasonable best efforts to effectuate a switch from a merger to a scheme of arrangement under certain circumstances set forth in the merger agreement).

Conditions to the Merger
Conditions to Each Party’s Obligations
Each party’s obligations to effect the merger are subject to the satisfaction (or mutual waiver if permitted by law) at or prior to the Closing Date of the following conditions:
•
the Company must have obtained the Required Company Vote;

•
no statute, rule, regulation, executive order, decree or ruling, shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other governmental entity of competent jurisdiction shall be in effect, having the effect of making the merger illegal or otherwise prohibiting consummation of the merger; except this condition will not be available to any party whose failure to fulfill its obligations under section 7.5 of the merger agreement will have been the cause of, or will have resulted in, such order or injunction;

•
the waiting period under the HSR Act relating to the consummation of the transactions pursuant to the merger agreement, including the merger shall have expired or been terminated;

•
all applicable waiting periods (or extensions thereof) or consents, non-objections or approvals relating to the merger and the other transaction contemplated by the merger agreement under the applicable laws of the jurisdictions or governmental entities set forth in the Disclosure Letter shall have expired, been terminated, or been received and be in full force and effect (as applicable) without the imposition of a burdensome condition (as defined in the merger agreement); and

•
(i) the date as set out in Article 127FJ(3)(a) of the Companies Law shall have passed and (ii) each applicable date as set out in Article 127FJ(3)(c) of the Companies Law shall have passed in respect of the Company’s and Merger Sub’s notification and publication obligations described in the merger agreement.

Conditions to Parent’s and Merger Sub’s Obligations
The obligations of Parent and Merger Sub to effect the merger are also subject to the satisfaction, or waiver by Parent, on or prior to the Closing Date, of the following additional conditions:
•
each of the Company’s representations and warranties contained in the merger agreement related to (i) the Company’s organization, good standing and corporate power to conduct its business; (ii) the Company having all corporate power and having taken all corporate action necessary to execute, deliver and perform its obligations under the merger agreement and to consummate the merger, subject only to the Company obtaining the Required Company Vote; (iii) brokers; (iv) certain features of anti-takeover statutes; (v) opinions of the Company’s financial advisor; (vi) the capital structure of the Company and its subsidiaries; (vii) the approvals of the Board in connection with the merger agreement and the transactions contemplated by the merger agreement, including the merger; and (viii) the shareholder vote required to approve the merger must be true and correct in all material respects, in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date);

•
each of the Company’s representations and warranties contained in the merger agreement related to certain other features of the Company’s capital structure must be true and correct in all respects (except for such inaccuracies as are de minimis in the aggregate), in each case both when made and at and as of the Closing Date, as if made at and as of such date (except to the extent expressly made as of an earlier date, in which case as of such date);
•
the Company’s representation and warranty contained in the merger agreement related to the absence of a material adverse effect on the Company since December 31, 2024, through the date of the merger agreement must be true and correct in all respects both when made and at and as of the Closing Date;

•
all other representations and warranties of the Company set forth in the merger agreement must be true and correct both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to materiality or material adverse effect qualifiers set forth within such representations and warranties) does not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company;

•
Parent must have received a certificate of an executive officer of the Company stating that the conditions set forth in the bullets above have been satisfied;

•
the Company must have performed in all material respects and complied in all material respects with all agreements and covenants required to be performed or complied with by it under the merger agreement at or prior to the Closing Date. Parent must have received a certificate of an executive officer of the Company to such effect;

•
as of the Calculation Date, the Closing Revenue Run-Rate shall be at least eighty percent (80%) of the Base Date Revenue Run-Rate and Parent must have received a certificate of an executive officer of the Company to such effect; and

•
since the date of the merger agreement, there must not have been a material adverse effect on the Company. Parent must have received a certificate of an executive officer of the Company to such effect.

Conditions to the Company’s Obligations
The obligations of the Company to effect the merger are subject to the satisfaction of, or waiver by the Company on or prior to the Closing Date, of the following additional conditions:
•
each of Parent’s and Merger Sub’s representations and warranties contained in the merger agreement related to (i) each of Parent’s and Merger Sub’s organization, good standing and corporate power to conduct its business; (ii) each of Parent and Merger Sub having all corporate power and having taken all corporate action necessary to execute, deliver and perform its obligations under the merger agreement and to consummate the merger, subject only to the Company obtaining the Required Company Vote; (iii) brokers, and (iv) certain determinations and approvals of the board of directors of Parent in connection with the merger agreement and the transactions contemplated by the merger agreement, including the merger must be true and correct in all material respects, in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date);

•
each of Parent’s representations and warranties contained in the merger agreement related to ownership of the Shares and the capital structure of Merger Sub must be true and correct in all respects (except for such inaccuracies as are de minimis in the aggregate), in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date);

•
all other representations and warranties of Parent and Merger Sub set forth in the merger agreement must be true and correct both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to materiality or material adverse effect qualifiers set forth within such representations and warranties) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect (as defined in the merger agreement);

•
the Company must have received a certificate of an executive officer of Parent stating that the conditions set forth in the bullets above have been satisfied; and

•
Parent must have performed in all material respects and complied in all material respects with all agreements and covenants required to be performed or complied with by it under the merger agreement at or prior to the Closing Date. The Company must have received a certificate of an executive officer of Parent to such effect.

Termination of the Merger Agreement
Termination Rights Exercisable by Either Parent or the Company
The merger agreement may be terminated, and the merger may be abandoned at any time prior to the Effective Time by action taken or authorized by the board of directors of the terminating party (and, in the case of the Company, upon the recommendation of the Special Committee) by:
•
mutual written consent of Parent and the Company;

•
either the Company or the Parent if the Effective Time has not occurred on or before the Termination Date, provided that the Termination Date will be automatically extended (i) on or prior to such date, in each case, for forty-five days following the original Termination Date (as so extended, the “Extended Termination Date”) if all conditions to the Closing (other than certain conditions related to regulatory approvals and client consents listed in the merger agreement) are satisfied or waived or are capable of then being satisfied; provided, further, that the Extended Termination Date will be further automatically extended on or prior to the Extended Termination Date, in each case, for forty-five days following the Extended Termination Date (as so extended, the “Further Extended Termination Date”) if all conditions to the Closing (other than these same conditions related to regulatory approvals and client consents) are satisfied or waived or are capable of then being satisfied; and (ii) to the date that is seven business days after the expiration of the Marketing Period (as defined in the merger agreement) if the Marketing Period has commenced but not yet been completed as of the close of business on the seventh business day immediately prior to the Termination Date; and further provided that the right to terminate the merger agreement under this bullet point will not be available to any party whose failure to fulfill any obligation under the merger agreement is the primary cause of the failure of the Effective Time to occur on or before the Termination Date and such action or failure to perform constitutes a breach of the merger agreement;

•
either the Company or the Parent if any governmental entity has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting or making illegal the transactions contemplated by the merger agreement, and such order, decree, ruling or other action has become final and nonappealable; provided that (x) the party seeking to terminate shall have used the level of efforts to remove such restraint as required by the merger agreement and (y) the right to terminate the merger agreement under this bullet will not be available to any party whose breach of the merger agreement results in the imposition of such order, decree or ruling or failure of such order, decree or ruling to be resisted, resolved or lifted; or

•
either the Company or the Parent if the approval by the shareholders of the Company required for the consummation of the merger has not been obtained by reason of the failure to obtain the Required Company Vote at the special meeting (or any adjournment or postponement of the special meeting).

Janus Henderson Termination Rights
The Company may also terminate the merger agreement and abandon the merger at any time prior to the Effective Time, by action taken or authorized by the Board if (upon the recommendation of the Special Committee):
•
the Company enters into an alternative acquisition agreement that the Board (acting on the recommendation of the Special Committee) determines is a superior proposal and after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties or standards of conduct of the Board under applicable law, subject to the restrictions in the “acquisition proposals” and the “effect of termination” provisions in the merger agreement (as described in sections “— Restriction on Solicitation of Competing Proposals” and “— Expenses; Termination Fees,” respectively);
•
there has been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub contained in the merger agreement such that the conditions set forth in “— Conditions to Each Party’s Obligations — Conditions to the Company’s Obligations” above would not be satisfied and such breach is not curable, or (other than an intentional breach by Parent of certain material covenants) if such breach is curable, such breach must not have been cured prior to the earlier of (i) thirty days following notice of such breach and (ii) the Termination Date; provided that the Company will not have the right to terminate the merger agreement if the Company is then in material breach of any of its representations, warranties, covenants or agreements contained in the merger agreement; or

•
(i) all the closing conditions applicable to the Company have been and continue to be satisfied or, to the extent permitted by applicable law, waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which shall be capable of being satisfied if the Closing were to occur); (ii) Parent and Merger Sub have failed to consummate the merger on or prior to the date the Closing should have occurred pursuant to the merger agreement; (iii) the Company has irrevocably confirmed to Parent in writing at least three business days prior to such termination that the Company is ready, willing and able to consummate the Closing on such date of confirmation and at all times during the three business day period immediately thereafter; and (iv) Parent and Merger Sub have failed to consummate the Closing within three business days after the receipt of such irrevocable confirmation pursuant to the preceding clause (iii).

Parent Termination Rights
Parent may also terminate the merger agreement and abandon the merger at any time prior to the Effective Time if:
•
prior to the receipt of the Required Company Vote, the Board has made a change in recommendation or has approved or recommended an acquisition proposal (or the Board, acting on the recommendation of the Special Committee, has resolved to do any of the foregoing);

•
the Company has failed to call or hold the special meeting pursuant to the terms of the merger agreement;

•
the Company has committed an intentional breach of any of its material non-solicitation obligations as set forth in the section entitled “— Restriction on Solicitation of Competing Proposals” above; or

•
there has been a breach of any representation, warranty, covenant or agreement on the part of the Company contained in the merger agreement such that the conditions set forth in the subsection entitled “— Conditions to Each Party’s Obligations — Conditions to the Parent’s and Merger Sub’s Obligations” above would not be satisfied and such breach is not curable or, if such breach is curable, such breach is not cured prior to the earlier of (i) thirty days following notice of such breach and (ii) the Termination Date; provided that Parent will not have the right to terminate the merger agreement if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements contained in the merger agreement.

Effect of Termination
If the merger agreement is terminated by either the Company or Parent, the merger agreement will become void and there will be no liability or obligation on the part of Parent, Merger Sub or the Company or their respective partners, members, managers, shareholders, employees, affiliates, agents, officers, directors or other representative of such party to the other parties, except with respect to the confidentiality agreement, the guarantee and certain obligations related to financing cooperation set forth in the merger agreement; provided, however, that no termination will relieve:

•
the parties’ respective obligations in respect of the termination fees, as described below under the section entitled “— Expenses; Termination Fees”; and

•
the parties from any liability or damages incurred or suffered by a party to the extent such liability or damages were the result of fraud or any intentional breach of any covenant or agreement in the merger agreement occurring prior to termination (in each case, which may be pursued only by the party through actions expressly approved by that party’s board of directors, as applicable); provided that, if the termination fee is paid by the Company to Parent or if the reverse termination fee is paid by Parent to the Company, the payment of such fee (along with reimbursement for certain associated enforcement expenses) shall be the sole and exclusive remedy of the recipient, its subsidiaries, direct and indirect shareholders or equityholders and affiliates and its and their respective representatives against such paying party or any of its representatives or affiliates.

Expenses; Termination Fees
All fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will generally be borne by the party that incurs such fees and expenses, except that (i) expenses incurred in connection with this proxy statement and the Schedule 13E-3 will be shared equally by Parent and the Company, and (ii) Parent will be responsible for the payment of all filing fees payable to any governmental entity with respect to seeking approval pursuant to the merger agreement.
The Company has agreed to pay Parent a termination fee of either $297,130,000 or $222,850,000 (depending on whether the Expense Reimbursement becomes payable by the Company) (the “termination fee”) if:
•
Parent terminates prior to the receipt of the Required Company Vote if there has been a change in recommendation by the Board or if the Board has approved or recommended an acquisition proposal (or the Board, upon the recommendation of the Special Committee, resolves to do any of the foregoing);

•
Parent terminates in connection with the Company’s failure to call or hold the special meeting pursuant to the terms of the merger agreement;

•
Parent terminates because of the Company’s intentional breach of its material non-solicitation obligations as described in the section entitled “— Restriction on Solicitation of Competing Proposals”; or

•
Parent or the Company terminates because (i) the Effective Time has not occurred on or before the Termination Date (it being understood the Termination Date may be extended under certain circumstances as described in the merger agreement) solely if Required Company Vote has not been obtained; (ii) at or prior to the time of the special meeting a bona fide written acquisition proposal has been publicly disclosed or announced and not withdrawn prior to the special meeting; and (iii) within twelve (12) months following the termination of the merger agreement, the Company enters into a definitive agreement with respect to, or consummates, an acquisition proposal.

If either the Company or Parent terminates the merger agreement due to the failure of the Company to obtain the Required Company Vote, then the Company will pay to Parent, as promptly as reasonably practicable (and, in any event, within two business days following the Parent’s delivery of an invoice) any and all reasonable and documented out-of-pocket fees and expenses actually incurred by or on Parent’s behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of the merger agreement and the transactions contemplated thereby, up to an amount not to exceed $111,420,000 (the “Expense Reimbursement”). If the Expense Reimbursement is paid or becomes payable then the termination fee will be $222,850,000.
If the Company terminates the merger agreement due to (i) a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub contained in the merger agreement such that the conditions set forth in “— Conditions to Each Party’s Obligations — Conditions to the Company’s Obligations” above would not be satisfied and such breach is not curable, or (other than an intentional breach by Parent of certain material covenants) if such breach is curable, such breach was not cured prior to the earlier of (A) thirty days following notice of such breach and (B) the Termination Date or (ii) the failure of Parent and Merger Sub to consummate the merger after satisfaction or waiver of all conditions to closing following the procedures described above, Parent will be required to pay the Company a reverse termination fee equal to $222,850,000. In no event will the Company or Parent be obligated to pay a termination fee or reverse termination fee, respectively, on more than one occasion.
Miscellaneous
Specific Performance
The parties are entitled to an injunction or injunctions to prevent breaches or threatened breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement, in addition to any other remedy to which either party is entitled under the merger agreement, including in connection with the specific performance of Parent’s and Merger Sub’s obligations to cause the equity financing to be funded at Closing. Each of the parties agrees that it will waive any defense in any action for specific performance that a remedy at law would be adequate. The right of the Company to obtain specific performance (or any other equitable relief) of Parent’s and Merger Sub’s obligation to consummate the Closing are subject to additional requirements related to (i) the satisfaction or waiver of all conditions described in the section titled “— Conditions to Each Party’s Obligations” and “— Conditions to Parent’s and Merger Sub’s Obligations” have been satisfied or waived (other than those that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing) and Parent fails to consummate the Closing by the date the Closing should have occurred pursuant to the merger agreement; (ii) the debt financing and the preferred equity financing (or, if applicable, alternative financing) have been funded or will be funded in full at the Closing if the equity financing and the Exchange (as defined in the Voting and Rollover Agreement) and contributions contemplated thereby are consummated at the Closing and (iii) the Company has irrevocably confirmed in writing to Parent that if specific performance is granted and the debt financing and the preferred equity financing is funded, then the Company stands ready, willing and able to consummate the Closing and Parent and Merger Sub have failed to consummate the Closing within three business days following receipt of such confirmation from the Company; provided that the Company remains ready, willing and able to consummate the Closing during such three business day period.
Amendment of the Merger Agreement
The merger agreement may be amended in writing by action of the boards of directors of the respective parties (and, in the case of the Company, upon the recommendation of the Special Committee) at any time before or after approval of the matters presented in connection with the merger by the shareholders of the Company, but, after any such approval, no amendment may be made that by law requires further approval by the shareholders of the Company, without approval by such holders.
Governing Law; Submission to Jurisdiction; No Jury Trial
The merger agreement is governed by Delaware law (other than the statutory and fiduciary and other duties of the directors of the Company and the implementation and effects of the Merger which are governed by the laws of Jersey). Each of the parties to the merger agreement has irrevocably agreed that any legal action or proceeding with respect to the merger agreement and the rights and obligations arising under the merger agreement, or for recognition and enforcement of any judgment in respect of the merger agreement and the rights and obligations arising under the merger agreement brought by the other party(ies) to the merger agreement or its successors or assigns must be brought and determined exclusively in the Delaware Court of Chancery, or in the event that such court does not have subject matter jurisdiction over such action or proceeding, in the U.S. District Court for the District of Delaware, subject always to the Royal Court of Jersey having exclusive jurisdiction in respect of any application brought pursuant to Article 127FB(1) and Article 127FE(2)(b) of the Companies Law. In addition, each of the parties to the merger agreement has irrevocably and unconditionally waived any right to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to the merger agreement and any of the agreements delivered in connection with the merger agreement or the transactions contemplated by the merger agreement (including in connection with the debt financing and debt commitment letter).

Special Committee Compensation
The Board constituted the Special Committee to consider, evaluate and negotiate the terms of the merger agreement and in connection therewith, the Board has approved the compensation to be paid to the members of the Special Committee (in addition to their regular compensation as members of the Board and its committees), as described above in the section entitled “Special Factors — Interests of Directors and Executive Officers in the Merger — Special Committee Fees,” beginning on page 67.

VOTING AND ROLLOVER AGREEMENT
This section describes the material terms of the Voting and Rollover Agreement, dated December 21, 2025, by and among the Company, Trian Partners AM Holdco II, Ltd., a Cayman Islands exempted company with limited liability (the “Trian Shareholder”), Jupiter Topco LLC, a Jersey limited liability company (“Topco”), Jupiter Acquisition Limited, a private limited company incorporated under the laws of Jersey and a wholly owned subsidiary of Topco (“Midco”) and Parent, a wholly owned subsidiary of Midco (the “Voting and Rollover Agreement”). The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Voting and Rollover Agreement, a copy of which is attached as Annex B to this proxy statement and is incorporated by reference herein in its entirety. This summary does not purport to be complete and may not contain all of the information about the Voting and Rollover Agreement. You are encouraged to read the Voting and Rollover Agreement carefully and in its entirety.
In connection with the execution of the merger agreement, and as a condition to the Company’s willingness to enter into the merger agreement, the Trian Shareholder entered into the Voting and Rollover Agreement with the Company. Based on information provided by the Trian Shareholder to the Company as of the date of the Voting and Rollover Agreement, the Trian Shareholder beneficially owned, in the aggregate, 31,867,800 Shares. The Trian Shareholder’s ownership of Shares is described in more detail on Schedule A to the Voting and Rollover Agreement which is attached as Annex B to this proxy statement.
The Trian Shareholder has agreed on the terms and subject to the conditions set forth in the Voting and Rollover Agreement, to vote its Shares (representing approximately 20.7% of the outstanding Shares as of the measurement date) as follows:
(i)
in favor of the approval and adoption of the merger agreement (including the merger);

(ii)
against any action or agreement that has or would be reasonably likely to result in a material breach of any representation, warranty, covenant or agreement of the Company under the merger agreement;

(iii)
against any acquisition proposal, without regard to the terms of such acquisition proposal, or any other transaction, proposal, agreement or action made in opposition to adoption of the merger agreement or in competition or inconsistent with the merger agreement and the other transactions contemplated by the merger agreement, including the merger;

(iv)
against any amendments to the Company’s organizational documents if such amendment would reasonably be expected to prevent or materially delay the consummation of the Closing;

(v)
against any other action or agreement that is intended, or could reasonably be expected, to materially impede, materially interfere with, materially delay, or postpone the merger or the transactions contemplated by the merger agreement; and

(vi)
in favor of any proposal to adjourn or postpone any meeting of the shareholders of the Company at which the matters described in the preceding clause (i) are submitted for the consideration and vote of the shareholders of the Company to a later date if there are not sufficient votes for approval of such matters on the date on which the meeting is held.

Absent the prior written consent of the Company, the Trian Stockholder has agreed to not transfer or otherwise dispose of the Shares, provided that, following the receipt of the Required Company Vote, the Trian Stockholder shall be permitted to transfer an amount of Shares equal to the difference between the Shares and the rollover shares.
The Trian Shareholder has also agreed, on the terms and subject to the conditions set forth in the Voting and Rollover Agreement that it will, on the Closing Date and immediately prior to the Effect Time (the “Exchange Time”) contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco (or its designee) all of the rollover shares (equal to a minimum of 24,750,000 Shares, that would be converted into the right to receive $1,212,750,000 in cash as a result of the transaction contemplated in the merger agreement), free and clear of any and all liens (including any restriction on the right to vote, sell or otherwise dispose of the rollover shares), except as may exist by reason of the Voting and Rollover Agreement, the merger agreement and applicable securities laws, in exchange for the issuance by Topco to the Trian Shareholder of, at the Exchange Time, a number of newly issued Class A-2 equity interests of Topco with an aggregate value equal to $1,212,750,000 (the “Exchange”); provided that nothing in the Voting and Rollover Agreement will affect the Trian Shareholder’s right to receive $49.00 per Share merger consideration for any Shares that are not rollover shares.
Topco has agreed that, immediately following the Exchange, in exchange for the issuance by Midco to Topco of the Midco Shares, Topco will contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Midco (or its designee) (i) all of the rollover shares, free and clear of any and all liens (including any restriction on the right to vote, sell or otherwise dispose of the rollover shares), except as may exist by reason of the Voting and Rollover Agreement, the merger agreement and applicable securities laws, and (ii) the cash Topco received pursuant to the Topco Cash Contribution.
Midco has agreed that, immediately following the Exchange, in exchange for the issuance by Parent to Midco of the Parent Shares, Midco will contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Midco (or its designee) (i) all of the rollover shares, free and clear of any and all liens (including any restriction on the right to vote, sell or otherwise dispose of the rollover shares), except as may exist by reason of the Voting and Rollover Agreement, the merger agreement and applicable securities laws, and (ii) the cash Topco received pursuant to the Midco Contribution.
The obligation of the Trian Shareholder to consummate the Exchange at the Exchange Time is subject to the satisfaction (or waiver by the Trian Shareholder in writing) of the following conditions: (a) the satisfaction or waiver of the conditions precedent to the obligations of Parent and Merger Sub to effect the Closing; (b) the prior or substantially concurrent funding of the equity financing, preferred equity financing and the debt financing (or any alternative financing) and the Exchange and contributions contemplated above pursuant to the Voting and Rollover Agreement are consummated; and (c) the substantially concurrent consummation of the Closing on the terms and subject to the conditions of the merger agreement.
These voting obligations are subject to certain exceptions, including a change in recommendation by the Board in accordance with the terms of the merger agreement. The Voting and Rollover Agreement will terminate upon the earliest to occur of (i) the mutual written agreement of the Company, the Trian Shareholder and Parent to terminate the Voting and Rollover Agreement, (ii) the Effective Time and (iii) the termination of the merger agreement in accordance with its terms. A copy of the Voting and Rollover Agreement is attached to this proxy statement as Annex B and is incorporated by reference herein in its entirety.

DISSENTERS’ RIGHTS AND RIGHTS OF OBJECTING SHAREHOLDERS
Shareholders are not entitled to appraisal rights or other similar rights in connection with the merger or any of the transactions contemplated by the merger agreement.
Pursuant to Article 127FB of the Companies Law, following the approval by the Company shareholders of the merger at the special meeting, any Company shareholder has the right to apply to the Royal Court of Jersey on the grounds that the merger would unfairly prejudice their interests. An application to the Royal Court of Jersey objecting to the merger may not be made (i) more than twenty-one days after the merger has been approved by the Company shareholders at the special meeting or (ii) by a Company shareholder if such shareholder voted in favor of the merger. The Companies Law does not preclude a member who fails to vote their Shares on the merger proposal from making such an application. In view of this, dissenters and abstainers may bring such an application to court.
On an application to the Royal Court of Jersey in objection of the merger, the court may, if satisfied that such application is well-founded, make an order as it thinks fit for giving relief in respect of the matters complained of, subject to certain rights of the Company and Merger Sub to terminate the merger. Such order will typically be tailored to the relief sought by the applicant but may include a restraint on the merger, impose conditions on the merger or provide for the purchase of the shares of the applicant Janus Shareholder, including by Janus Henderson itself.
If you are a “street name” holder of Shares (i.e., you beneficially own Shares for which your bank, broker, trust or other nominee is the registered holder), you are not a Company shareholder / holder of record within the meaning of the Companies Law. In order to make an application to the Royal Court of Jersey in objection of the merger pursuant to Article 127FB of the Companies Law it would be necessary for you to cause your Shares to be transferred directly to you. You should contact your bank, broker, trust or nominee through which you hold Shares in “street name” who should be able to advise you on process.

PROVISIONS FOR UNAFFILIATED SECURITY HOLDERS
No provision has been made (i) to grant the unaffiliated security holders access to the corporate files of Janus Henderson, any other party to the merger or any of their respective affiliates or (ii) to obtain counsel or appraisal services at the expense of Janus Henderson or any other such party or affiliate.

IMPORTANT INFORMATION REGARDING JANUS HENDERSON
Company Background
Janus Henderson, a company incorporated in Jersey, is an independent global asset manager, specializing in investment management across all major asset classes. Janus Henderson’s mission is to help clients define and achieve superior financial outcomes through differentiated insights, disciplined investments and world-class service. Through its predecessor companies, Janus Henderson traces its lineage back to 1934 when Henderson Group plc was founded. Janus Henderson is a client-focused global business with more than 2,000 employees worldwide and assets under management of approximately $493 billion as of December 31, 2025. Janus Henderson has operations in North America, the United Kingdom, continental Europe, Latin America, Japan, Asia and Australia. Janus Henderson manages a broad range of investment products for institutional and retail investors across four capabilities: Equities, Fixed Income, Multi-Asset and Alternatives. Janus Henderson’s ordinary shares, $1.50 per share par value, are listed on the NYSE and trade under the symbol “JHG.” As of March 6, 2026 (the “measurement date”), the most recent practicable date prior to this proxy statement, there were 154,075,608 Shares outstanding. Janus Henderson’s principal executive offices are located at 201 Bishopsgate, London EC2M 3AE, United Kingdom. Janus Henderson’s telephone number is +44 (0) 20 7818 1818 and its corporate website is www.janushenderson.com. The information provided on its website is not part of this proxy statement and is not incorporated by reference in this proxy statement by this or any other reference to its website in this proxy statement.
Directors and Executive Officers
The Janus Henderson Board currently consists of eleven members. The persons listed below are Janus Henderson’s directors and named executive officers as of the date of this proxy statement. The merger agreement provides, however, that the initial directors of the Surviving Company immediately following the merger will be Ali Dibadj, Sukh Grewal and Michelle Rosenberg. The merger agreement provides that the officers of Janus Henderson immediately prior to the Effective Time will be the initial officers of the Surviving Company immediately following the merger. Following the merger, each named executive officer will serve until a successor is elected or appointed and qualified or until the earlier of his or her death, resignation or removal, as the case may be.
There are no family relationships among any of Janus Henderson’s directors or named executive officers. During the past five years, neither Janus Henderson nor any of Janus Henderson’s directors or named executive officers listed below has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, neither Janus Henderson nor any of Janus Henderson’s directors or named executive officers listed below has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. The ages given below are as of January 30, 2026. Each of the individuals listed below can be reached at c/o Janus Henderson Group plc, 151 Detroit Street Denver, Colorado 80206.

Name	Age	Current Position and Office	Citizenship
John Cassaday	72	Chairman of the Board of Directors	Canada
Ali Dibadj	50	Director, Chief Executive Officer	United States
Brian Baldwin	43	Director	United States
Kalpana Desai	58	Director	United Kingdom
Kevin Dolan	72	Director	Ireland
Eugene Flood Jr.	70	Director	United States
Josh Frank	47	Director	United States
Alison Quirk	64	Director	United States
Leslie F. Seidman	63	Director	United States
Angela Seymour-Jackson	59	Director	United Kingdom
Anne Sheehan	69	Director	United States
Roger Thompson	58	Chief Financial Officer	United Kingdom
William Cassidy	55	Chief Technology Officer	United States
Michelle Rosenberg	52	Chief Administrative Officer and General Counsel	United States
Executive Officers
Below is information about Janus Henderson’s named executive officers.
Ali Dibadj is Chief Executive Officer of Janus Henderson and has been an executive director of Janus Henderson since June 2022. Mr. Dibadj leads the firm’s Executive Committee and is responsible for the strategic direction and overall day-to-day management of Janus Henderson. Before joining Janus Henderson, Mr. Dibadj held a number of roles at AllianceBernstein (AB), most recently as Chief Financial Officer and Head of Strategy from 2021 to 2022. Prior to that, he served in overlapping roles as Head of Finance and Strategy from 2020 to 2021 and Equities Portfolio Manager and Senior Analyst from 2017 to 2022, and as Senior Analyst from 2006 to 2020. Prior to AB, Mr. Dibadj spent almost a decade in management consulting at McKinsey & Company and Mercer, and he worked for the law firm Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Dibadj currently serves as a director and member of the Audit and Sustainability Committees for Sysco Corporation. Mr. Dibadj has a BS (magna cum laude) in engineering sciences with a specialization in electrical engineering from Harvard College and a JD (cum laude) with a focus on law and business from Harvard Law School.
Roger Thompson is Chief Financial Officer at Janus Henderson Investors, a position he has held since 2013. He is also a member of the Executive Committee. Roger joined Henderson from J.P. Morgan Asset Management, where most recently he was global chief operating officer; previously, he was head of U.K. and prior to that was international CFO. Roger had a broad range of roles at J.P. Morgan and worked in Tokyo, Singapore, and Hong Kong. He trained as an accountant with PricewaterhouseCoopers. Roger graduated with a BA degree (Hons) in accountancy and economics from Exeter University. He is a chartered accountant and has 30 years of financial industry experience.
William Cassidy is Chief Technology Officer at Janus Henderson Investors, a position he has held since 2024. He is responsible for all aspects of the global technology program, including developing future technology strategy and fostering innovation across the firm. He is a member of the Janus Henderson Executive Committee and the Strategic Leadership Team. Prior to joining the firm, Bill held several roles at New York Life Insurance Company from 2018, most recently as senior vice president, global chief information officer from 2021. Before that, he was global head of reference data at Och-Ziff Capital Management (now Sculptor Capital Management) from 2014 and served as managing director, chief information officer from 2015. Previously, Bill was managing director and global head of data and index services at BlackRock for fourteen years. Earlier, he was senior development manager, back office platforms at Western Asset Management Company from 1999. He began his career as an analyst at Goldman Sachs in 1992 and became vice president, information technology in 1997. William received a bachelor of science degree in computer mathematics with a minor in economics from Long Island University, graduating magna cum laude. He has 32 years of financial industry experience.
Michelle Rosenberg is Chief Administrative Officer and General Counsel at Janus Henderson Investors. Previously, she was senior vice president, head of legal, North America from 2017 and became general counsel and company secretary in 2018 before assuming her current role in 2024. Before this, Michelle was deputy general counsel of Janus Capital Group. In her current role, she is responsible for global oversight of the Legal, Corporate Communications, Brand, Creative and Digital, Corporate Marketing, Client Experience, Corporate Affairs, Internal Audit, and Corporate Secretariat teams. She is President and Chief Executive Officer of the Janus Investment Fund and the Janus Aspen Series. She represents Janus Henderson with global regulators and industry groups and serves several management committees, including Janus Henderson’s Executive Committee and the Diversity, Equity & Inclusion Committee. She also sits on the Board of Trustees for Bates College and is a member of the Board of Directors for ICI Mutual Insurance Company. Earlier, Michelle worked at Fidelity Management & Research Company supporting legal initiatives, including investment advisory and investment company issues. Michelle received a BA degree from Bates College and a Juris Doctor from the University of Florida, Levin College of Law. She has 26 years of financial industry experience.
Non-Employee Directors
Below is information about Janus Henderson’s non-employee directors.
John Cassaday has been a non-executive director of Janus Henderson since November 2022 and became Chair in December 2022. Mr. Cassaday is currently a member of the Governance and Nominations Committee. Mr. Cassaday served as President and Chief Executive Officer of Corus Entertainment Inc. from its inception in 1999 until his retirement in 2015. Before Corus, he held various executive roles, including Executive Vice President of Shaw Communications, President and Chief Executive Officer of CTV Television Network, and President of Campbell Soup Company in Canada and the United Kingdom. He served as Lead Independent Director, Chair of the Nominating, Governance, and Compensation Committee, and as a member of the Audit Committee for Spin Master Corp from 2015 to 2018; as Chair of the Leadership Development and Compensation Committee and member of the Nominating and Corporate Governance and Executive Committees for Sysco Corp. from 2004 to 2022; as Chair of the Compensation Committee for Irving Oil from 2009 to 2022; as Chair of the Board and member of the Corporate Governance and Nominating Committee for Manulife Financial Corp, a Canadian multi-national insurance company and financial services provider, from 1993 to 2023; and as a non-executive director and member of the Audit, Human Resources and Compensation, and Nominating and Corporate Governance Committees of Sleep Country Canada Holdings Inc. from 2015 to 2024. Mr. Cassaday currently serves as a director for Rival Group Inc. Mr. Cassaday has a BA from the University of Western Toronto and an MBA from the Rotman School of Management of the University of Toronto.
Brian Baldwin has been a non-executive director of Janus Henderson since November 2022. Mr. Baldwin is currently a member of the Governance and Nominations Committee. Mr. Baldwin is a Partner and a member of the Investment Committee at Trian since June 2023 and has been a member of Trian’s Investment Team since August 2007 where he has worked on all of Trian’s investments in the asset management and financial services sector and served as Senior Analyst until June 2023. Prior to joining Trian, Mr. Baldwin was an analyst at Merrill Lynch Global Private Equity from 2005 to 2007. From 2018 to 2020, he served as a director and member of the Compensation and Governance Committees of nVent Electric plc (formerly the electrical business of Pentair plc before becoming a standalone public company). Mr. Baldwin currently serves as a non-executive director and member of the Nomination and Renumeration Committees of Rentokil Initial plc. Mr. Baldwin has a BS (summa cum laude) from The Wharton School at the University of Pennsylvania.
Kalpana Desai has been a non-executive director of Janus Henderson since May 2017. Ms. Desai was a non-executive director of Henderson Group from October 2015 to May 2017 and is currently the Chair of the Governance and Nominations Committee and a member of the Audit Committee. Ms. Desai was Chief Executive Head of Macquarie Capital Asia, the Investment Banking Division of Macquarie Group Limited, from 2009 to 2013. Prior to this, she was Head of the Asia-Pacific Mergers & Acquisitions group and a Managing Director in the Investment Banking division of Bank of America Merrill Lynch in Hong

Kong from 2001 to 2009, having joined the firm in 1997. Earlier in her career, Ms. Desai worked in the Corporate Finance divisions of Barclays de Zoete Wedd (now part of Citigroup) in London and Hong Kong and at Schroders in London, as well as the Financial Services division of PricewaterhouseCoopers in London. She was a member of the Takeovers and Mergers Panel of the Securities and Futures Commission in Hong Kong from 2007 to 2014, a non-executive director of Canaccord Genuity Group Inc., headquartered in Canada, from 2013 to 2019, and a non-executive director of U.K. Government Investments, a U.K. government company owned by His Majesty’s Treasury from 2022 to 2025. Ms. Desai currently serves as a non-executive director and member of the Audit and Sustainability Committees of Pacific Basin Shipping Limited. Ms. Desai has a BSc in economics from the London School of Economics and Political Science, qualified as a Chartered Accountant at PricewaterhouseCoopers in London in 1991, and is a Fellow of the Institute of Chartered Accountants of England and Wales. She holds a Corporate Director Certificate from Harvard Business School.
Kevin Dolan has been a non-executive director of Janus Henderson since May 2017. Mr. Dolan was a non-executive director of Henderson Group from September 2011 to May 2017 and is currently a member of the Audit Committee and Governance and Nominations Committee. Mr. Dolan has been in the financial services industry for 37 years and has held a number of senior executive positions, including as Chief Executive of La Fayette Investment Management in London from 2006 to 2009, Chief Executive of the Asset Management division of Bank of Ireland Group from 2004 to 2007, and Chief Executive of Edmond de Rothschild Asset Management from 2001 to 2004. Earlier in his career, he spent nine years with the AXA Group where he was Chief Executive Officer of AXA Investment Managers Paris and Global Deputy Chief Executive Officer of AXA Investment Management. Mr. Dolan was a director of Meeschaert Gestion Privée in Paris until 2015, is the founding partner of Anafin LLC, and a senior advisor to One Peak Partners. Mr. Dolan has a BSc in business administration from Georgetown University.
Eugene Flood Jr. has been a non-executive director of Janus Henderson since May 2017. Mr. Flood was a non-executive director of Janus Capital Group from January 2014 to May 2017 and is currently the Chair of the Risk Committee and a member of the Human Capital and Compensation Committee. Mr. Flood was Executive Vice President of TIAA-CREF from 2011 until his retirement in 2012, serving on the CREF Board of Trustees and the TIAA-CREF Mutual Fund Board of Trustees for seven years, including as Chair of the Investment Committee. Prior to joining TIAA-CREF in 2011, he spent 12 years with Smith Breeden Associates, a North Carolina-based fixed income asset manager, as President and Chief Executive Officer. Earlier in his career, Mr. Flood held a range of trading and investment positions with Morgan Stanley from 1987 to 1999 and was an Assistant Professor of Finance at Stanford Business School from 1982 to 1987. Mr. Flood served as a trustee of the Financial Accounting Foundation from 2016 to 2020 and as a director of the Foundation for the Carolinas from 2012 to 2015. Mr. Flood has served as Chair of the Advisory Board for the Institute for Global Health and Infectious Diseases at the University of North Carolina Chapel Hill since 2014; as a director of the Research Corporation for Science Advancement since 2015; as a member of the board of Grubb Properties since 2022; and as a senior advisor to 33 Capital Management since 2023. Mr. Flood has also served as an independent director and member of the Risk Committee of First Citizens Bancshares since 2023 and Chair of both its Trust and Technology Committees since 2025. Mr. Flood has a BA in economics from Harvard University and a PhD in economics from the Massachusetts Institute of Technology.
Josh Frank has been a non-executive director of Janus Henderson since June 2023. Mr. Frank is currently a member of the Human Capital and Compensation Committee and the Risk Committee. Mr. Frank is a Partner at Trian Fund Management, L.P. a has been a member of the Investment Committee since June 2023. He previously served as Trian’s Co-Head of Research from 2020 to 2023 and has been a member of Trian’s investment team since Trian’s inception in 2005. From 2003 to 2007, Mr. Frank was an Associate, Corporate Development at Triarc Companies, Inc. Prior to joining Triarc, Mr. Frank worked at Credit Suisse First Boston in both the Mergers & Acquisitions and Healthcare investment banking groups. Mr. Frank served as a director of Sysco Corporation from 2015 to 2021, where, during his tenure, he served on its Compensation and Leadership Development and Audit Committees. Mr. Frank currently serves as a director of The Magnum Ice Cream Company. Mr. Frank has a BA (cum laude) in economics from Yale University.
Alison Quirk has been a non-executive director of Janus Henderson since November 2022. Ms. Quirk is currently the Chair of the Human Capital and Compensation Committee and a member of the Risk

Committee. Before retiring from State Street Corporation in 2017, Ms. Quirk held several executive roles beginning in 2002, including Executive Vice President, Chief Human Resources and Corporate Citizenship Officer, and as a member of the Management Committee, which was the company’s senior-most strategy and policy-making group. She served as a director of Boston Financial Data Services from 2009 to 2017; as an independent director, Chair of the Compensation Committee, and member of the Finance and Nominating and Governance Committees of Legg Mason Global Asset Management, a diversified asset management firm, from 2017 to 2020; and as a member of the Independent Compliance Committee of Wynn Resorts from 2021 to 2024. Ms. Quirk currently serves as an independent director, Chair of the Compensation Committee, and member of the Governance Committee of Clean Harbors Inc. Ms. Quirk has a BA from the University of New Hampshire.
Leslie F. Seidman has been a non-executive director of Janus Henderson since June 2023. Ms. Seidman is currently the Chair of the Audit Committee and a member of the Governance and Nominations Committee. Ms. Seidman has over 30 years of experience in the accounting profession, serving as a member of the Financial Accounting Standards Board (FASB) from 2003 to 2013 and as Chair for approximately the last three years of her term. Earlier in her career, she was an auditor for Arthur Young & Co. (now EY), served as Vice President of Accounting Policy and in other roles at J.P. Morgan & Company, Inc. (now JPMorgan Chase), as a member of the FASB staff, and was the founder and managing member of a financial reporting consulting firm that served global financial institutions, law firms, and accounting firms from 1999 to 2003. From 2014 to 2019, Ms. Seidman served as Public Governor of the Financial Industry Regulatory Authority and as an independent director of General Electric from 2018 to 2023, where she served as Chair of the Audit Committee. Currently, she serves as an independent director of Moody’s Corporation, where she serves as Chair of the Governance and Nominating Committee and sits on the Audit Committee (past Chair) and the Executive Committee. Ms. Seidman, a certified public accountant and audit committee financial expert, has earned certifications in cybersecurity and ESG oversight, a BA in English (cum laude) from Colgate University, and an MS in accounting from the New York University Stern School of Business.
Angela Seymour-Jackson has been a non-executive director of Janus Henderson since May 2017. Ms. Seymour-Jackson was a non-executive director of Henderson Group from January 2014 to May 2017 and is currently a member of the Human Capital and Compensation Committee and the Risk Committee. She also chairs Janus Henderson UK (Holdings) Limited (the UK parent financial holding company of the legacy Henderson Group) and Janus Henderson Investors UK Limited (a regulated entity). Ms. Seymour-Jackson has over 30 years of experience in retail financial services. Over the course of her career, she has held various executive leadership roles at Norwich Union Insurance, General Accident Insurance, CGU plc, and Aviva. She was Chief Executive Officer of RAC Motoring Services Limited from 2010 until 2012 before joining Aegon UK in 2012 as Managing Director of the Workplace Solutions division from 2012 to 2016. Ms. Seymour-Jackson was a senior advisor to Lloyds Banking Group (insurance) from 2016 to 2017 and a non-executive director of Rentokil Initial plc from 2012 to 2021. She currently serves as a non-executive director and member of the Audit and Risk, Nomination, Remuneration, and Responsibility Committees of Future plc as well as Chair of Future’s subsidiary entity, GoCompare; as Chair of the Board and Chair of the Nomination Committee of Page Group plc; as senior independent director, Chair of the Remuneration Committee, and member of the Audit and Risk and Nominations Committees of Trustpilot Group plc; and as Deputy Chair of Pikl, a startup insurance business. Ms. Seymour-Jackson has a BA (honors) in French and European studies from the University of East Anglia, a diploma from the Chartered Institute of Marketing, and an MSc in marketing.
Anne Sheehan has been a non-executive director of Janus Henderson since November 2022. Ms. Sheehan is currently a member of the Audit Committee and Governance and Nominations Committee. Ms. Sheehan served as the Director of Corporate Governance for the California State Teachers’ Retirement System (CalSTRS), the largest educator-only public pension fund in the world, from 2008 to 2018, where she managed a $4 billion portfolio in public equity investments and was responsible for preparing and overseeing financial statements for the portfolio. She also served as the Chair of the U.S. Securities and Exchange Commission’s Investor Advisory Committee from 2012 to 2020, as a member and then Co-Chair of the NASDAQ Listing and Hearings Council from 2010 to 2015, as an independent director for Cohn Robbins Holdings Corp from 2020 to 2022, and a Stakeholder Advisory Committee member for Wells Fargo from 2016 to 2023. Currently, she serves as Chair of the Nominating and Governance Committee and member of the Human Capital and Compensation Committee for Victoria’s Secret & Co. Ms. Sheehan is a founder of the

Investor Stewardship Group, serves on the Advisory Board of the Weinberg Center for Corporate Governance at the University of Delaware, is a member of the Advisory Board of Rock Center for Corporate Governance of Stanford Law School, and a senior advisor at PJT Camberview. Ms. Sheehan has a BA in political science and history from the University of Colorado.
Selected Historical Financial Data
Set forth below is certain selected historical consolidated financial data relating to Janus Henderson. The historical audited selected financial data as of and for the fiscal years ended December 31, 2025 and December 31, 2024, have been taken from Janus Henderson’s consolidated financial information and statements.
This information is only a summary. The selected historical consolidated financial data as of December 31, 2025 and December 31, 2024 should be read in conjunction with Janus Henderson’s annual report on Form 10-K for the fiscal year ended December 31, 2025, which is incorporated by reference into this proxy statement in its entirety. More comprehensive financial information is included in such report, including management’s discussion and analysis of financial condition and results of operations, and other documents filed by Janus Henderson with the SEC, and the following summary is qualified in its entirety by reference to such report and other documents and all of the financial information and notes contained therein. See the section entitled “Where You Can Find More Information.” Results of interim periods are not necessarily indicative of the results expected for a full year or for future periods.
Summary Consolidated Balance Sheets
(in US$ millions)	As of December 31, 2024	As of December 31, 2025
Assets:
Cash and cash equivalents	1,217.2	1,253.9
Total current assets	2,639.5	3,814.2
Total assets	6,963.1	8,287.0
Liabilities, redeemable noncontrolling interests and equity
Total current liabilities	735.0	912.5
Total liabilities	1,880.0	2,167.0
Total shareholders’ equity	4,718.1	5,275.5
Summary Consolidated Statements of Operations and Comprehensive Income (Loss)
	For the year ended	For the year ended
(in US$ millions, except per share data or as noted)	December 31, 2024	December 31, 2025
Total Revenue	2,473.2	3,097.3
Total Operating expenses	1,827.5	2,120.5
Operating income	645.7	976.8
Net income attributable to noncontrolling interests	36.7	91.7
Net income attributable to JHG	408.9	815.9
Earnings Per Share attributable to JHG common shareholders
Basic	2.57	5.25
Diluted	2.56	5.23

Security Ownership of Certain Beneficial Owners and Management
We have listed below, as of the measurement date (except as otherwise indicated), the beneficial ownership of Shares by (i) each of our directors, (ii) each of our “named executive officers,” (iii) all of our directors and named executive officers as a group and (iv) each person known by us to be the beneficial owner of more than five percent (5%) of the number of outstanding Shares. The table is based on information we received from the directors, named executive officers and filings made with the SEC. Applicable percentage ownership is based on 154,075,608 Shares outstanding as of March 6, 2026. We are not aware of any other beneficial owner of more than five percent (5%) of the number of outstanding Shares as of March 6, 2026. Unless otherwise indicated, each of our directors and named executive officers has (a) the same business address as Janus Henderson and (b) sole investment and voting power over all of the shares that he or she beneficially owns. All Share numbers have been rounded to the nearest whole number.
	Shares Beneficially Owned	Percent of Outstanding Shares
5% Shareholders
Trian(1)	31,867,800	20.7%
BlackRock, Inc(2)	16,596,612	10.8%
The Vanguard Group, Inc.(3)	13,580,920	8.8%
Executive Officers and Directors
John Cassaday(4)	20,693	*
Ali Dibadj(5)	130,569	*
Brian Baldwin(6)	0	*
Kalpana Desai(7)	32,276	*
Kevin Dolan(8)	23,729	*
Eugene Flood Jr.(9)	20,961	*
Josh Frank(10)	0	*
Alison Quirk(11)	13,037	*
Leslie F. Seidman(12)	12,885	*
Angela Seymour-Jackson(13)	27,495	*
Anne Sheehan(14)	13,369	*
Roger Thompson(15)	100,845	*
William Cassidy(16)	7,408	*
Michelle Rosenberg(17)	61,933	*
Total directors and named executive officers as a group (14 persons)	32,333,000(18)	21.0%

*
Represents less than one percent.

(1)
Calculated based on 154,075,608 Shares outstanding as of the measurement date. All Shares are directly held by the Trian Shareholder, of which Trian serves as the management company and therefore shares dispositive power and voting power with respect to such Shares. The address of Trian is 280 Park Avenue, 41st Floor, New York, NY 10017.

(2)
Information is based on a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 24, 2024, relating to such shares beneficially owned as of December 31, 2023. Such report provides that BlackRock has (i) sole voting power with respect to 15,956,949 shares, (ii) shared voting power with respect to 0 shares, (iii) sole dispositive power with respect to 16,596,612 shares and (iv) shared dispositive power with respect to 0 shares. BlackRock’s address is 50 Hudson Yards, New York, NY 10001.

(3)
Information is based on a Schedule 13G/A filed by The Vanguard Group Inc. (“Vanguard”) with the SEC on February 13, 2024, relating to such shares beneficially owned as of December 31, 2023. Such report provides that Vanguard has (i) sole voting power with respect to 0 shares, (ii) shared voting power with respect to 72,017 shares, (iii) sole dispositive power with respect to 13,370,371 shares and (iv) shared dispositive power with respect to 210,549 shares. Vanguard’s address is 100 Vanguard Blvd. Malvern, PA 19355.

(4)
Consists of 20,693 Shares held directly by Mr. Cassaday.

(5)
Consists of 130,544 Shares held directly by Mr. Dibadj and 25 Shares to be acquired through the vesting of RSUs within 60 days of March 6, 2026.

(6)
Mr. Baldwin is an affiliate of Trian, which beneficially owns an additional 31,867,800 Shares. Mr. Baldwin disclaims beneficial ownership of these additional Shares held by Trian.

(7)
Consists of 28,038 Shares held directly by Ms. Desai and 4,238 Shares to be acquired through the vesting of RSUs within 60 days of March 6, 2026.

(8)
Consists of 19,491 Shares held directly by Mr. Dolan and 4,238 Shares to be acquired through the vesting of RSUs within 60 days of March 6, 2026.

(9)
Consists of 16,723 Shares held directly by Mr. Flood and 4,238 Shares to be acquired through the vesting of RSUs within 60 days of March 6, 2026.

(10)
Mr. Frank is an affiliate of Trian, which beneficially owns an additional 31,867,800 Shares. Mr. Frank disclaims beneficial ownership of these additional Shares held by Trian.

(11)
Consists of 8,799 Shares held directly by Ms. Quirk and 4,238 Shares to be acquired through the vesting of RSUs within 60 days of March 6, 2026.

(12)
Consists of 8,647 Shares held directly by Ms. Seidman and 4,238 Shares to be acquired through the vesting of RSUs within 60 days of March 6, 2026.

(13)
Consists of 23,257 Shares held directly by Ms. Seymour-Jackson and 4,238 Shares to be acquired through the vesting of RSUs within 60 days of March 6, 2026.

(14)
Consists of 9,131 Shares held directly by Ms. Sheehan and 4,238 Shares to be acquired through the vesting of RSUs within 60 days of March 6, 2026.

(15)
Consists of 100,845 Shares held directly by Mr. Thompson.

(16)
Consists of 7,383 Shares held directly by Mr. Cassidy and 25 Shares to be acquired through the vesting of RSUs within 60 days of March 6, 2026.

(17)
Consists of 61,908 Shares held directly by Ms. Rosenberg and 25 Shares to be acquired through the vesting of RSUs within 60 days of March 6, 2026.

(18)
Includes 31,867,800 Shares beneficially owned by Trian and its affiliates. Each of Mr. Baldwin and Mr. Frank disclaims beneficial ownership of such Shares.

You are encouraged to obtain current market pricing for the Shares in connection with voting your Shares. Following the merger, there will be no further market for the Shares, and the Shares will be delisted from the NYSE and deregistered under the Exchange Act.
Prior Public Offerings
During the past three (3) years, none of Janus Henderson, Parent, Merger Sub, the other Buyer Filing Parties or any of their respective affiliates have made any underwritten public offering of shares of Janus Henderson Shares for cash that was registered under the Securities Act, or exempt from registration under Regulation A promulgated thereunder.
Transactions in Janus Henderson Shares
Except as set forth below and in “— Prior Public Offerings” above, and other than the merger agreement and agreements entered into in connection therewith, including the Voting and Rollover Agreement (as discussed in the sections entitled “The Agreement and Plan of Merger” and “Voting and Rollover Agreement”), and certain activity related to Janus Henderson’s equity compensation awards discussed elsewhere in this proxy statement, (i) each of Janus Henderson, its directors and named executive officers, the Buyer Filing Parties and their respective affiliates have not conducted any transactions with respect to Janus Henderson Shares during the past sixty days, and (ii) none of Janus Henderson or the Buyer Filing Parties or their respective affiliates have purchased Janus Henderson Shares during the past two years.

Transactions by Janus Henderson’s Directors and Named Executive Officers in the Last 60 Days
The following transactions by Janus Henderson’s directors and named executive officers within the last 60 days were reported on Statements of Changes of Beneficial Ownership on Form 4 filed with the SEC.
John Cassaday
There have been no reportable transactions in the past 60 days for this individual.
Ali Dibadj
Date	Acquisition	Disposition	Price per Share
March 2, 2026	76,903(1)		$51.91
March 2, 2026		42,529(2)	$51.91
February 17, 2026		127,632(3)	$49.12
February 2, 2026	212,501(4)		$48.18
February 2, 2026		117,514(5)	$48.18

(1)
Represents the number of Shares acquired in connection with the vesting of Janus Henderson RSU Awards.

(2)
Represents the number of Shares withheld to satisfy tax withholding obligations in connection with the vesting of Janus Henderson RSU Awards.

(3)
Represents the number of Shares sold by Mr. Dibadj on February 17, 2026.

(4)
Represents the number of Shares acquired in connection with the vesting of Janus Henderson PSU Awards.

(5)
Represents the number of Shares withheld to satisfy tax withholding obligations in connection with the vesting of Janus Henderson PSU Awards.

Brian Baldwin
There have been no reportable transactions in the past 60 days for this individual.
Kalpana Desai
There have been no reportable transactions in the past 60 days for this individual.
Kevin Dolan
There have been no reportable transactions in the past 60 days for this individual.
Eugene Flood Jr.
There have been no reportable transactions in the past 60 days for this individual.
Josh Frank
There have been no reportable transactions in the past 60 days for this individual.
Alison Quirk
There have been no reportable transactions in the past 60 days for this individual.
Leslie F. Seidman
There have been no reportable transactions in the past 60 days for this individual.

Angela Seymour-Jackson
There have been no reportable transactions in the past 60 days for this individual.
Anne Sheehan
There have been no reportable transactions in the past 60 days for this individual.
Roger Thompson
Date	Acquisition	Disposition	Price per Share
March 2, 2026	22,413(1)		$51.97
March 2, 2026		10,561(2)	$51.97
February 27, 2026	9(3)		$52.87
February 2, 2026	35,784(4)		$48.25
February 2, 2026		16,861(5)	$48.25

(1)
Represents the number of Shares acquired in connection with the vesting of Janus Henderson RSU Awards.

(2)
Represents the number of Shares sold to satisfy tax obligations in connection with the vesting of Janus Henderson RSU Awards.

(3)
Represents the number of Shares acquired in connection with Janus Henderson’s UK BAYE plan.

(4)
Represents the number of Shares acquired in connection with the vesting of Janus Henderson PSU Awards.

(5)
Represents the number of Shares sold to satisfy tax obligations in connection with the vesting of Janus Henderson PSU Awards.

William Cassidy
Date	Acquisition	Disposition	Price per Share
March 2, 2026	12,342(1)		$51.91
March 2, 2026		5,400(2)	$51.91
February 27, 2026		16,947(3)	$52.27

(1)
Represents the number of Shares acquired in connection with the vesting of Janus Henderson RSU Awards.

(2)
Represents the number of Shares withheld to satisfy tax withholding obligations in connection with the vesting of Janus Henderson RSU Awards.

(3)
Represents the number of Shares sold by Mr. Cassidy on February 27, 2026.

Michelle Rosenberg
Date	Acquisition	Disposition	Price per Share
March 2, 2026	17,903(1)		$51.91
March 2, 2026		7,833(2)	$51.91
February 18, 2026		22,000(3)	$49.27
February 2, 2026	26,022(4)		$48.18
February 2, 2026		11,385(5)	$48.18

(1)
Represents the number of Shares acquired in connection with the vesting of Janus Henderson RSU Awards.

(2)
Represents the number of Shares withheld to satisfy tax withholding obligations in connection with the vesting of Janus Henderson RSU Awards.

(3)
Represents the number of Shares sold by Ms. Rosenberg on February 18, 2026.

(4)
Represents the number of Shares acquired in connection with the vesting of Janus Henderson PSU Awards.

(5)
Represents the number of Shares withheld to satisfy tax withholding obligations in connection with the vesting of Janus Henderson PSU Awards.

Other Transactions in Janus Henderson Shares by Janus Henderson and the Buyer Filing Parties in the Last Two Years
The following table sets forth the number of Shares purchased by the Company, the average purchase price per Share and the range of prices paid per Share and for each quarter during the past two years.
	Total Number of Shares Purchased	Average Price Per Share	High	Low
2024
First Quarter	4,931,505	$30.69	$32.78	$28.20
Second Quarter	1,281,275	$33.41	$34.84	$31.78
Third Quarter	1,090,260	$36.31	$38.72	$33.53
Fourth Quarter	1,250,726	$42.47	$45.74	$37.39
2025
First Quarter	619,423	$43.23	$46.61	$40.23
Second Quarter	3,844,504	$36.92	$39.00	$34.63
Third Quarter	1,530,200	$43.44	$45.52	$38.75
Fourth Quarter	607,700	$43.84	$46.34	$40.72
None of the Buyer Filing Parties or their respective affiliates have purchased any Shares during the past two years.
Past Contacts, Transactions, Negotiations and Agreements
Except as described above in the sections entitled “Special Factors — Background of the Merger,” “— Public Offerings” and “— Transactions in Janus Henderson Shares,” and other than the merger agreement and agreements entered into in connection therewith (as discussed in the section entitled “The Agreement and Plan of Merger”), the Voting and Rollover Agreement (as discussed in the section entitled “Voting and Rollover Agreement”) and certain activity related to Janus Henderson’s equity compensation awards discussed elsewhere in this proxy statement, during the past two years: (i) there were no negotiations, transactions or material contacts between Janus Henderson and its affiliates, on the one hand, and any of the Buyer Filing Parties (in their capacity as such), on the other hand, concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any class of Janus Henderson’s securities, election of Janus Henderson’s directors or sale or other transfer of a material amount of assets of Janus Henderson; (ii) Janus Henderson and its affiliates did not enter into any other transaction with an aggregate value exceeding one percent of Janus Henderson’s consolidated revenues with any Buyer Filing Party; and (iii) none of Janus Henderson’s executive officers, directors or affiliates that is a natural person entered into any transaction during the past two years with an aggregate value (in respect of such transaction or series of similar transactions with that person) exceeding $60,000 with any of the Buyer Filing Parties.
Book Value Per Share
The net book value per share of Janus Henderson Shares as of December 31, 2025, was approximately $34.24 (calculated based on 154,075,608 Janus Henderson Shares issued and outstanding as of December 31, 2025).

Market Price of Janus Henderson Shares
Since 2017, Janus Henderson Shares have traded on the NYSE under the symbol “JHG”. The following table sets forth, for the periods indicated, the high and low sales prices per share of Janus Henderson Shares:
	Market Price
	High	Low
2023
Fourth Quarter	$30.63	$22.18
2024
First Quarter	$33.22	$28.19
Second Quarter	$34.96	$30.35
Third Quarter	$39.11	$33.36
Fourth Quarter	$45.74	$37.38
2025
First Quarter	$46.68	$35.10
Second Quarter	$39.11	$28.26
Third Quarter	$45.55	$38.67
Fourth Quarter	$49.42	$40.65
On March 10, 2026, the most recent practicable date before this proxy statement was distributed to Janus Henderson’s shareholders, the closing price of Janus Henderson Shares on the NYSE was $50.87. You are encouraged to obtain current market quotations in connection with voting your Shares.
Dividends
Janus Henderson began paying dividends on its Shares in 2017. The Board declared quarterly cash dividends totaling $0.40 per Share for each of the first three (3) quarters of fiscal year 2025. The declaration of dividends is a decision made by the Board based on factors that the Board deem relevant, subject to the Companies Law. The Company has suspended the payment of its regular quarterly dividend from and after the signing of the merger agreement.

IMPORTANT INFORMATION REGARDING THE BUYER FILING PARTIES
Topco.   Topco, a Jersey limited liability company, was incorporated in Jersey on December 17, 2025 as a direct, wholly owned subsidiary of Trian Shareholder, solely for the purpose of engaging in the merger and the transactions contemplated by the merger agreement. Topco has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the merger and the transactions contemplated by the merger agreement, including the structuring and negotiation of the merger and arranging financing therefor. The principal business address of Topco is c/o Trian Fund Management, L.P., 280 Park Avenue, 41st Floor, New York, NY 10017. The telephone number at the principal office is (212) 451-3000.
Midco.   Midco, a Jersey private limited company, was incorporated in Jersey on December 17, 2025 as a direct, wholly owned subsidiary of Topco, solely for the purpose of engaging in the merger and the transactions contemplated by the merger agreement. Midco has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the merger and the transactions contemplated by the merger agreement, including the structuring and negotiation of the merger and arranging financing therefor. The principal business address of Midco is c/o Trian Fund Management, L.P., 280 Park Avenue, 41st Floor, New York, NY 10017. The telephone number at the principal office is (212) 451-3000.
Parent.   Parent, a Jersey private limited company, was incorporated in Jersey on December 17, 2025 as a direct, wholly owned subsidiary of Midco, solely for the purpose of engaging in the merger and the transactions contemplated by the merger agreement. Parent has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the merger and the transactions contemplated by the merger agreement, including the structuring and negotiation of the merger and arranging financing therefor. Parent’s business address is c/o Trian Fund Management, L.P., 280 Park Avenue, 41st Floor, New York, NY 10017. The telephone number at the principal office is (212) 451-3000.
Merger Sub.   Merger Sub, a Jersey private limited company, was incorporated in Jersey on December 17, 2025 as a direct, wholly owned subsidiary of Parent, solely for the purpose of engaging in the merger and the transactions contemplated by the merger agreement. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the merger and the transactions contemplated by the merger agreement, including the structuring and negotiation of the merger and arranging financing therefor. Merger Sub’s business address is c/o Trian Fund Management, L.P., 280 Park Avenue, 41st Floor, New York, NY 10017. The telephone number at the principal office is (212) 451-3000.
Trian Shareholder.   Trian Shareholder, a Cayman Islands exempted company with limited liability, was formed on August 13, 2020, for the purpose of investing in securities, including the Company. The principal office address of Trian Shareholder is c/o Trian Fund Management, L.P., 280 Park Avenue, 41st Floor, New York, NY 10017. The telephone number at the principal office is (212) 451-3000.
Trian.   Trian, a Delaware limited partnership, was formed on September 8, 2005 for the purposes of serving as an investment management company for Trian funds and investment vehicles, including Trian Shareholder. The principal business address of Trian is 280 Park Avenue, 41st Floor, New York, NY 10017. The telephone number at the principal office is (212) 451-3000.
Trian Fund Management GP, LLC.   Trian Fund Management GP, LLC, a Delaware limited liability company, was formed on September 8, 2025 for the purpose of serving as the general partner of Trian. The principal office address of Trian Fund Management GP, LLC is c/o Trian Fund Management, L.P., 280 Park Avenue, 41st Floor, New York, NY 10017. The telephone number at the principal office is (212) 451-3000.
Nelson Peltz.   Mr. Peltz is a United States citizen and has served as the Chief Executive Officer, Limited Partner and Investment Committee Member of Trian and Member, Chief Executive Officer and Investment Committee Member of Trian Fund Management GP, LLC since 2005. Mr. Peltz’s principal occupation is serving as the Chief Executive Officer and Investment Committee Member of Trian and, as such, managing the investments of Trian Shareholder and other funds and investment vehicles management by Trian. His principal office address is 223 Sunset Avenue, Suite 223, Palm Beach, Florida 33480. The telephone number at the principal office is (212) 451-3000.
Peter W. May.   Mr. May is a United States citizen and has served as President, Limited Partner and Investment Committee Member of Trian and Member, President and Investment Committee Member of Trian Fund Management GP, LLC since 2005. Mr. May’s principal occupation is serving as the President and Investment Committee Member of Trian and, as such, managing the investments of Trian Shareholder and other funds and investment vehicles management by Trian. His principal office address is 223 Sunset Avenue, Suite 223, Palm Beach, Florida 33480. The telephone number at the principal office is (212) 451-3000.
None of the Buyer Filing Parties has, during the past five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). None of the Buyer Filing Parties has, during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Directors, Executive Officers and Controlling Persons
The name, citizenship and material occupation, position, office or employment during the past five years of each of Buyer Filing Parties’ directors and executive officers are set forth below. Unless otherwise indicated, the address for each of their listed directors and executive officers is c/o Trian Fund Management, L.P., 280 Park Avenue, 41st Floor, New York, NY 10017. The telephone number at the principal office is (212) 451-3000.
None of the persons listed below has, to the knowledge of Trian, during the past five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). None of the persons listed below has, to the knowledge of Trian, during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Nelson Peltz.   Mr. Peltz is a United States citizen and has served as the manager of Topco since its formation. Mr. Peltz has served as the Chief Executive Officer, Limited Partner and Investment Committee Member of Trian and Member, Chief Executive Officer and Investment Committee Member of Trian Fund Management GP, LLC since 2005.
Peter W. May.   Mr. May is a United States citizen and has served as the manager of Topco since its formation. Mr. May has served as President, Limited Partner and Investment Committee Member of Trian and Member, President and Investment Committee Member of Trian Fund Management GP, LLC since 2005.
Thomas R. Williamson.   Mr. Williamson is a British citizen and has served as the director of Midco, Parent and Merger Sub since their respective formations. Mr. Williamson has served as an Associate Director at Ogier Global (Jersey) Limited since 2022. The principal address of Ogier Global (Jersey) Limited is 3rd Floor, 44 Esplanade, St Helier, Jersey JE4 9WG. The telephone number at the principal office is +44 1534 514000.
Michelle Carter.   Ms. Carter is a British citizen and has served as the director of Midco, Parent and Merger Sub since their respective formations. Ms. Carter is the Head of Corporate at Ogier Global (Jersey) Limited since 2022. The principal address of Ogier Global (Jersey) Limited is 3rd Floor, 44 Esplanade, St Helier, Jersey JE4 9WG. The telephone number at the principal office is +44 1534 514000.

OTHER MATTERS
Other Matters for Action at the Special Meeting
No other matters will be presented for consideration at the special meeting other than as described in this proxy statement.

FUTURE SHAREHOLDER PROPOSALS
The merger is expected to be completed mid-2026. Until the merger is completed, Janus Henderson’s shareholders will continue to be entitled to attend and participate in Janus Henderson shareholder meetings, including the annual general meeting, if any. If the merger is completed, we will have no public shareholders and there will be no public participation in any future meetings of the shareholders of Janus Henderson. However, if the merger is not completed, our shareholders will continue to be entitled to attend and participate in our shareholders’ meetings.
Shareholders who wish to present a proposal in accordance with SEC Rule 14a-8 under the Exchange Act for inclusion in our proxy materials to be distributed in connection with our 2026 Annual Meeting must submit their proposals in accordance with that rule so they are received by the Company Secretary at the address set forth below no later than the close of business on November 21, 2025. If the date of our 2026 Annual Meeting is more than 30 days before or after April 30, 2026, then the deadline to timely receive such material will be a reasonable time before we begin to print and send our proxy materials. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that it will be included in our proxy materials.
Our Articles of Association require that shareholders who intend to propose, outside of Rule 14a-8 under the Exchange Act, any resolution, including nominating candidates for election as directors, at our 2026 Annual Meeting must provide notice of such proposals in writing to our Company Secretary between the close of business on December 31, 2025, and the close of business on January 30, 2026. However, if the date of our 2026 Annual Meeting is more than 30 days before or more than 60 days after April 30, 2026, the shareholders’ notice must be delivered in writing (i) no earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and (ii) no later than the close of business on the later of (a) the 90th day prior to such 2026 Annual Meeting or (b) the 10th day after public announcement of the date of such 2026 Annual Meeting is first made by the Company. The notice must set forth the information required by our Articles of Association.
To be included in the Company’s proxy materials, the proposal must comply with the requirements as to form and substance established by the SEC and our Articles of Association and must be a proper subject for shareholder action under Jersey law. In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide timely notice that sets forth the information required by Rule 14a-19 under the Exchange Act. To the extent any information is required by Rule 14a-19(b) that is not required under our Articles of Association, it must be received by March 1, 2026.
Shareholder proposals should be sent in writing to:
Company Secretary
Janus Henderson Group plc
151 Detroit Street
Denver, Colorado 80206

WHERE YOU CAN FIND MORE INFORMATION
Because the merger is a “going-private” transaction, the Company and the Buyer Filing Parties have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, can be obtained by following the directions set forth below. The Schedule 13E-3 will be amended to report promptly any material change in the information set forth in the most recent Schedule 13E-3 filed with the SEC.
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at www.sec.gov.
Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, except for any information superseded by information in this proxy statement.
We also incorporate by reference the documents listed below (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):
•
the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed on February 25, 2026;

•
the Company’s Current Reports on Form 8-K filed on May 9, 2025, May 16, 2025, August 18, 2025, October 27, 2025 and December 22, 2025 (other than portions of a Current Report on Form 8-K that is furnished under Item 2.02 or Item 7.01, including any exhibits included with such Items unless otherwise indicated therein); and

•
the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on March 21, 2025.

Copies of any of the documents we file with the SEC may be obtained free of charge either on our website or by contacting our Company Secretary at Janus Henderson Group plc, 151 Detroit Street Denver, Colorado 80206. The information provided on our website is not part of this proxy statement and is not incorporated by reference in this proxy statement by any other reference to our website in this proxy statement.
If you would like to request documents from us, please do so as soon as possible before the date of the special meeting in order to receive timely delivery of those documents prior to the special meeting.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MARCH 11, 2026. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ACCOMPANYING DOCUMENTS REQUIRED BY ARTICLE 127F OF THE COMPANIES LAW
Pursuant to Article 127F of the Companies Law this proxy statement is accompanied by the following:
•
a copy of the merger agreement, attached hereto as Annex A;

•
a copy of the Surviving Company’s Memorandum of Association, substantially in the form set forth in Exhibit A to the merger agreement, attached hereto as Annex A;

•
a copy of the Surviving Company’s proposed articles of association, substantially in the form set forth in Exhibit A to the merger agreement, attached hereto as Annex A;

•
a copy of the certificates signed under Article 127E(5) of the Companies Law, attached hereto as Annex D; and

•
a copy of the certificate signed under Article 127E(6) of the Companies Law, attached hereto as Annex E.

Annex A
EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER
among
JUPITER COMPANY LIMITED,
JUPITER MERGER SUB LIMITED,
and
JANUS HENDERSON GROUP PLC
Dated as of December 21, 2025

A-i

A-ii

A-iii

Exhibit A — Memorandum of Association and Articles of Association of Surviving Company
Exhibit B — Directors of Surviving Company

A-iv

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER, dated as of December 21, 2025 (this “Agreement”), among Jupiter Company Limited, a company incorporated in Jersey (“Parent”), Jupiter Merger Sub Limited, a company incorporated in Jersey and a Wholly Owned Subsidiary of Parent (“Merger Sub”), and Janus Henderson Group plc, a company incorporated in Jersey (the “Company”).
W I T N E S S E T H:
WHEREAS, the respective Boards of Directors of Parent and Merger Sub deem it fair to, advisable to and in the best interests of their respective company to enter into this Agreement and to consummate the Merger and the other transactions contemplated hereby;
WHEREAS, the Board of Directors of the Company, acting upon the unanimous recommendation of a special committee of the Board of Directors of the Company consisting only of independent and disinterested directors of the Company (the “Special Committee”), has unanimously (other than those directors recusing themselves in accordance with Applicable Law) (i) resolved as required by Article 127E(1) of the Companies Law in the opinion of the directors voting for the resolution, that this Agreement and the transactions contemplated hereby (including the Merger) are in the best interests of the Company, (ii) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby (including the Merger), (iii) directed that the approval and adoption of this Agreement (including the Merger) be submitted to a vote at a meeting of the Company’s stockholders, and (iv) recommended the approval and adoption of this Agreement (including the Merger) by the Company’s stockholders pursuant to Article 127F(1) of the Companies Law;
WHEREAS, the applicable members of the Board of Directors of the Company have resolved as required by Article 127E(3) of the Companies Law that the directors voting for the resolution are satisfied on reasonable grounds that they can properly make the solvency statement in respect of the Company as required under (i) Article 127E(5) of the Companies Law; and (ii) Article 127E(6) of the Companies Law (if applicable);
WHEREAS, as a condition and inducement to the Company’s willingness to enter into this Agreement, the Trian Investors, the GC Investor and the QIA Investor (the “Guarantors”) have each delivered to the Company concurrently with the execution of this Agreement a limited guarantee (collectively, the “Guarantees”) in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, each Guarantor is guaranteeing certain payment obligations of Parent and Merger Sub in connection with this Agreement;
WHEREAS, concurrently with the execution and delivery of this Agreement, the Company is entering into a voting and rollover agreement with Trian Partners AM Holdco II, Ltd. (the “Stockholder”) pursuant to which, among other things, the Stockholder has agreed, subject to the terms thereof, to vote all shares of Company Common Stock it owns in accordance with the terms of such voting agreement and to transfer a portion of its shares of Company Common Stock (the “Stockholder Rollover Shares”), directly or indirectly, to Parent immediately prior to the Effective Time (the “Voting and Rollover Agreement”); and
WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated hereby and also to prescribe various conditions to the transactions contemplated hereby.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I
THE MERGER
Section 1.1   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Companies Law, at the Effective Time, Merger Sub will merge with and into the Company (the “Merger”), and the separate existence of Merger Sub shall cease. The Company shall continue as the surviving company and as a Wholly Owned Subsidiary of Parent and shall continue to be governed by the laws of Jersey (as such, the “Surviving Company”).
Section 1.2   Closing.   Unless this Agreement shall have been terminated pursuant to the provisions of Section 9.1, the closing of the Merger (the “Closing”) will take place on (a) the seventh (7th) Business Day following the satisfaction or waiver of the conditions set forth in Article VIII hereof (other than those conditions which by their nature cannot be satisfied until the Closing, but subject to the satisfaction or, to the extent permitted by law, waiver thereof at the Closing); or (b) such other date, time and place as Parent and the Company shall mutually agree in writing; provided that, notwithstanding the foregoing, the Closing shall not occur prior to the earlier of (i) a date during the Marketing Period specified by Parent on no fewer than seven (7) Business Days’ notice to the Company (unless a shorter period shall be agreed to by the Company and Parent) and (ii) the seventh (7th) Business Day following the final day of the Marketing Period (subject, in each case, to the satisfaction or waiver of all conditions set forth in Section 8.1, Section 8.2 and Section 8.3 (other than those conditions which by their nature cannot be satisfied until the Closing, but subject to the satisfaction or, to the extent permitted by law, waiver thereof at the Closing) (the date of the Closing, the “Closing Date”). The Closing shall be held at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019 (or at the request of either party, by means of a virtual Closing through electronic exchange of documents and signatures), unless another place is agreed to in writing by the parties hereto.
Section 1.3   Effective Time.   Subject to the provisions of this Agreement, on the Closing Date, Parent, Merger Sub and the Company shall cause the Merger to be consummated by confirming to the Jersey Registrar that, in accordance with Article 127FM(2)(b) of the Companies Law, notice of the Merger is to be registered. The Merger shall become effective at the time on the Closing Date when the Merger is so registered by the Jersey Registrar. As used herein, the “Effective Time” shall mean such time at which the Merger shall become effective.
Section 1.4   Effects of the Merger.   At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the Companies Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, (i) all property and rights to which each of the Company and Merger Sub are entitled immediately prior to the completion of the Merger shall become the property and rights of the Surviving Company, (ii) the Surviving Company shall become subject to all criminal and civil liabilities, and all contracts, debts and other obligations, to which each of the Company and Merger Sub were subject immediately prior to the completion of the Merger and (iii) all actions and other legal proceedings, which, immediately prior to the completion of the Merger, are pending by or against any of the Company and Merger Sub may be continued by or against the Surviving Company, which shall include the assumption by the Surviving Company of any and all agreements, covenants, duties and obligations of the Company and Merger Sub set forth in this Agreement to be performed after the Effective Time.
Section 1.5   Surviving Company Constituent Documents.   At the Effective Time, the memorandum of association and the articles of association of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated as of the Effective Time to be in the form set forth on Exhibit A hereto, and as so amended shall be the memorandum of association and the articles of association of the Surviving Company until thereafter changed or amended as provided therein or by Applicable Law.
Section 1.6   Surviving Company Directors and Officers.   From and after the Effective Time, the individuals set forth on Exhibit B hereto shall be the directors of, and shall manage the affairs of, the Surviving Company. The parties shall take all actions necessary so that the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Company and, in each case, shall hold office from the Effective Time until his or her respective successor is duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the memorandum of association and the articles of association of the Surviving Company or otherwise as provided by Applicable Law.
Section 1.7   Capital Stock.
(a)   At the Effective Time by virtue of the Merger and without any action on the part of the holder thereof:
(i)   Each ordinary share with a par value $1.50 each, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock directly owned and held by Parent, Merger Sub, the Company, or any of their respective Subsidiaries (other than shares held by the Company or its Subsidiaries on behalf of third parties) (each such share of Company Common Stock, including the Stockholder Rollover Shares, an “Excluded Share” and, collectively, “Excluded Shares”)), shall be converted into the right to receive $49.00 in cash, without interest (the “Merger Consideration”).
(ii)   All shares of Company Common Stock (other than Excluded Shares) shall cease to be issued and outstanding and shall be cancelled and shall cease to exist, and each holder of a valid certificate or certificates which immediately prior to the Effective Time represented any such shares of Company Common Stock (a “Certificate”) or evidenced by way of book-entry in the register of stockholders of the Company immediately prior to the Effective Time (“Uncertificated Company Stock”), other than in each case those representing Excluded Shares, shall thereafter cease to have any rights with respect to such shares of Company Common Stock, except the right to receive the applicable Merger Consideration.
(iii)   Each issued and outstanding ordinary share in the capital of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one ordinary share with a par value $1.50, of the Surviving Company.
(iv)   Each Excluded Share shall, by virtue of the Merger and without any action on the part of the Company, Parent, or Merger Sub, cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist.
(b)   If, prior to the Effective Time, the Company should split, subdivide, consolidate, combine or otherwise reclassify the Company Common Stock, or make a distribution in Company Common Stock (whether as a bonus issue of shares or otherwise), or otherwise change the Company Common Stock into any other securities, or make any other such distribution of shares in the Company in respect of the Company Common Stock, then any number or amount contained herein which is based upon the number or fraction of shares of Company Common Stock will be appropriately adjusted to reflect such split, combination, dividend or other distribution or change.
Section 1.8   Treatment of Outstanding Company Equity Awards, Employee Stock Purchase Plan, UK SAYE and UK BAYE.
(a)   Each Company RSU Award that is vested in accordance with its terms as of the Effective Time (each, a “Vested Company RSU Award”) shall, automatically and without any action on the part of the holder thereof, terminate and be cancelled as of immediately prior to the Effective Time and be converted into the right to receive a lump sum cash payment in an amount equal to (i) (A) the Merger Consideration, multiplied by (B) the number of shares of Company Common Stock subject to such Vested Company RSU Award immediately prior to the Effective Time, plus (ii) the amount of any accrued but unpaid dividend equivalent rights under such Vested Company RSU Award, net of any Taxes withheld pursuant to Section 2.8. Following the Effective Time, no such Vested Company RSU Award that was outstanding immediately prior to the Effective Time shall remain outstanding and each former holder of any such Vested Company RSU Award shall cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 1.8(a) in exchange for such Vested Company RSU Award in accordance with this Section 1.8(a). The consideration payable under this Section 1.8(a) to each former holder of a Vested Company RSU Award that was outstanding immediately prior to the Effective Time shall be paid through the Surviving Company’s payroll to such former holder as soon as practicable following the Effective Time (but in any event not later than ten (10) Business Days thereafter, or if later, the earliest date permitted by Section 409A of the Code).
(b)   Except as set forth on Section 1.8(b) of the Company Disclosure Schedule, each Company RSU Award that is not a Vested Company RSU Award (each, an “Unvested Company RSU Award”) shall be cancelled as of immediately prior to the Effective Time and be converted into the contingent right to receive a cash award of equivalent value equal to (i) (A) the Merger Consideration, multiplied by (B) the number of shares of Company Common Stock subject to such Unvested Company RSU Award immediately prior to the Effective Time, plus (ii) the amount of any accrued but unpaid dividend equivalent rights under such Unvested Company RSU Award (each, a “Replacement RSU Award”). No later than five (5) Business Days prior to the Effective Time, each holder of an Unvested Company RSU Award will elect to receive their Replacement RSU Award in the form of (x) a cash payment (earning interest at the Replacement Award Interest Rate), (y) a cash value that is notionally invested in an underlying mutual fund or funds selected by such holder from a list of approved mutual fund options, with such approved mutual fund options to be selected by the Company in good faith consultation with Parent, or (z) equal parts (x) and (y); provided, that in the case of any holder of an Unvested Company RSU Award who fails to make such election on a timely basis, the default selection shall be for a cash payment (earning interest at the Replacement Award Interest Rate). Each Replacement RSU Award shall be credited to the holder as a bookkeeping entry maintained by Parent and its Affiliates for the holder that reflects the Replacement RSU Award (including applicable gains, losses and expenses) and adjustments thereto as soon as administratively practicable following the Effective Time. Each Replacement RSU Award shall otherwise have the same terms and conditions (including with respect to vesting and payment timing) as applied to the Unvested Company RSU Award for which it was exchanged, except for terms rendered inoperative by reason of the Merger and other administrative or ministerial changes reasonably determined by Parent that in each case do not materially and adversely impact the Unvested Company RSU Award holder.
(c)   Each Company PSU Award where the performance period has been completed as of the Effective Time (each, a “Vested Company PSU Award”) shall, automatically and without any action on the part of the holder thereof, terminate and be cancelled as of immediately prior to the Effective Time and be converted into the right to receive a lump sum cash payment in an amount equal to (i) (A) the Merger Consideration, multiplied by (B) the number of shares of Company Common Stock subject to such Vested Company PSU Award immediately prior to the Effective Time (with any applicable performance goals deemed satisfied based on actual performance, as reasonably determined by the Board of Directors of the Company (or the Human Capital and Compensation Committee thereof) prior to the Effective Time), plus (ii) the amount of any accrued but unpaid dividend equivalent rights under such Vested Company PSU Award, net of any Taxes withheld pursuant to Section 2.8. Following the Effective Time, no such Vested Company PSU Award that was outstanding immediately prior to the Effective Time shall remain outstanding and each former holder of any such Vested Company PSU Award shall cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 1.8(c) in exchange for such Vested Company PSU Award in accordance with this Section 1.8(c). The consideration payable under this Section 1.8(c) to each former holder of a Vested Company PSU Award that was outstanding immediately prior to the Effective Time shall be paid through the Surviving Company’s payroll to such former holder as soon as practicable following the Effective Time (but in any event not later than ten (10) Business Days thereafter, or if later, the earliest date permitted by Section 409A of the Code).
(d)   Except as set forth on Section 1.8(d) of the Company Disclosure Schedule, each Company PSU Award that is not a Vested Company PSU Award as of immediately prior to the Effective Time (each, an “Unvested Company PSU Award”) shall be cancelled as of immediately prior to the Effective Time and be converted into the contingent right to receive a cash award of equivalent value equal to (i) (A) the Merger Consideration, multiplied by (B) the number of shares of Company Common Stock subject to such Unvested Company PSU Award immediately prior to the Effective Time (with any applicable performance goals deemed satisfied at 120% of target, plus (ii) the amount of any accrued but unpaid dividend equivalent rights under such Unvested Company PSU Award (each, a “Replacement PSU Award”). No later than five (5) Business Days prior to the Effective Time, each holder of an Unvested Company PSU Award will elect to receive their Replacement PSU Award in the form of (x) a cash payment (earning interest at the Replacement Award Interest Rate), (y) a cash value that is notionally invested in an underlying mutual fund or funds selected by such holder from a list of approved mutual fund options, with such approved mutual fund options to be selected by the Company in good faith consultation with Parent, or (z) equal parts (x) and (y); provided, that in the case of any holder of an Unvested Company PSU Award who fails to make such election on a timely basis, the default selection shall be for a cash payment (earning interest at the Replacement Award Interest Rate). Each Replacement PSU Award shall be credited to the holder as a bookkeeping entry maintained by Parent and its Affiliates for the holder that reflects the Replacement PSU Award (including applicable gains, losses and expenses) and adjustments thereto as soon as administratively practicable following the Effective Time. Each Replacement PSU Award shall otherwise have the same terms and conditions (including with respect to service-based vesting conditions and payment timing but excluding any performance-based vesting conditions) as applied to the Unvested Company PSU Award for which it was exchanged, except for terms rendered inoperative by reason of the Merger and other administrative or ministerial changes reasonably determined by Parent that in each case do not adversely impact the Unvested Company PSU Award holder.
(e)   The Company shall take such actions as may be necessary under the Company Global Employee Stock Purchase Plan (the “ESPP”)) to provide that (A) any current offering period under the ESPP shall end on the earlier of (i) the date such offering period was otherwise scheduled to end and (ii) four (4) Business Days before the Closing Date, (B) no employee may commence participation in the ESPP following the date of this Agreement, (C) no ESPP participant may increase such participant’s rate of contributions following the date of this Agreement, (D) no new offering period under the ESPP shall be authorized or commenced after the date of this Agreement, (E) each ESPP participant’s accumulated contributions under the ESPP shall be used to purchase shares of Company Common Stock in accordance with the terms of the ESPP as of the end of the current offering period (as accelerated pursuant to clause (A) above), and (F) in all events, the ESPP shall terminate in its entirety as of, and subject to, the Effective Time and no further rights shall be granted or exercised under the ESPP thereafter.
(f)   The Company shall use commercially reasonable efforts to cause Persons (“UK SAYE Participants”) holding outstanding share options (“SAYE Options”) under the Janus Henderson Group plc Sharesave Plan (the “UK SAYE”) to exercise their SAYE Options during the twenty (20)-day period ending immediately prior to the Effective Time, conditional on, and effective as of, the Effective Time, in respect of the maximum number of shares of Company Common Stock possible under the terms of their SAYE Options as of the Closing Date (the “SAYE Exercise Date”) and such shares of Company Common Stock shall be treated as outstanding shares of Company Common Stock and entitled to the Merger Consideration in accordance with Section 1.7(a). If a UK SAYE Participant exercises his or her SAYE Options pursuant to the immediately preceding sentence, upon the SAYE Exercise Date, the balance of his or her SAYE Options not so exercised, if any, shall immediately lapse. In addition, prior to the Effective Time, the Company shall (i) cause there to be no increase in the percentage of UK SAYE Participants’ payroll deduction elections under the UK SAYE from those in effect as of the date of this Agreement, (ii) not permit any additional contracts to be granted under the UK SAYE during the period from the date of this Agreement through the Effective Time and (iii) take all actions necessary under the UK SAYE to, contingent on the Effective Time, cause the UK SAYE to be terminated as soon as reasonably practicable following the exercise or lapse of all SAYE Options such that no further rights shall be granted or exercised under the UK SAYE thereafter.
(g)   The Company shall (i) cause there to be no increase in the percentage of UK BAYE Participants’ payroll deduction elections under the Janus Henderson Group plc Buy As You Earn Plan (the “UK BAYE”) from those in effect as of the date of this Agreement, (ii) not permit any additional Persons to commence participation in the UK BAYE during the period from the date of this Agreement through the Effective Time, (iii) cease to provide “matching” shares and not commence to provide “free” shares, in each case following the date of this Agreement, and (iv) issue a plan termination notice in respect of the UK BAYE on the Effective Time such that no further shares of Company Common Stock may be appropriated to, or acquired on behalf of individuals under, the UK BAYE after that time.

(h)   Prior to the Effective Time, the Company shall take all actions necessary or appropriate to effectuate the treatment of the Company RSU Awards and Company PSU Awards (collectively, the “Company Equity Awards”) and the treatment of the ESPP, UK SAYE and UK BAYE contemplated by this Section 1.8.
ARTICLE II
EXCHANGE OF CERTIFICATES
Section 2.1   Exchange Fund.   Concurrently with the Effective Time, Parent shall deposit with Computershare Trust Company, N.A. or such other bank or trust company as Parent shall determine and who shall be reasonably satisfactory to the Company (the “Exchange Agent”), in trust for the benefit of holders of shares of Company Common Stock, for exchange in accordance with Section 1.7, immediately available funds equal to the aggregate Merger Consideration and Parent shall instruct the Exchange Agent to timely pay the Merger Consideration subject to and in accordance with the terms of Section 2.2. Any cash deposited with the Exchange Agent shall hereinafter be referred to as the “Exchange Fund.” Any amounts payable in respect of Company Equity Awards shall not be deposited with the Exchange Agent but shall instead be paid through the payroll of the Company and its Affiliates in accordance with Section 1.8.
Section 2.2   Exchange Procedures.
(a)   As promptly as practicable after the Effective Time, Parent and the Surviving Company will cause the Exchange Agent to send to each record holder of a Certificate (other than Excluded Shares), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, and shall be in a form and have such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. As soon as reasonably practicable after the Effective Time, upon surrender of a Certificate (or affidavit of lost, stolen or destroyed Certificate in lieu of a Certificate, as provided in Section 2.7) to the Exchange Agent together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, each holder of shares of Company Common Stock (other than Excluded Shares) represented by a Certificate shall be entitled to receive in exchange therefor, and Parent and the Surviving Company shall cause the Exchange Agent to pay and deliver in exchange thereof as promptly as practicable, the amount of cash (including amounts to be paid pursuant to Section 1.7(a)(i)), into which the aggregate number of shares of Company Common Stock previously represented by such Certificate shall have been converted pursuant to this Agreement. The Exchange Agent shall accept such Certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. No holder of Uncertificated Company Stock shall be required to deliver a share certificate or an executed letter of transmittal to the Exchange Agent to receive the amount of cash (including amounts to be paid pursuant to Section 1.7(a)(i)) into which the aggregate number of shares of Company Common Stock held by such holder shall have been converted pursuant to this Agreement. In lieu thereof, each holder of record of Uncertificated Company Stock whose shares of Company Common Stock were converted into the right to receive the cash required by this Agreement shall automatically upon the Effective Time be entitled to receive, and as promptly as practicable after the Effective Time, Parent shall cause the Exchange Agent to pay and deliver, the amount of cash (including amounts to be paid pursuant to Section 1.7(a)(i)) into which the aggregate number of shares of Company Common Stock previously held by such holder shall have been converted pursuant to this Agreement.
(b)   No interest will be paid or will accrue on any cash payable pursuant to Section 1.7(a)(i). Any Certificate that has been surrendered shall be cancelled by the Exchange Agent.
(c)   In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, a check in the proper amount of cash pursuant to Section 1.7(a)(i) may be issued with respect to such Company Common Stock to such a transferee only if (i) in the case of Uncertificated Company Stock, written instructions authorizing the transfer of Uncertificated Company Stock are presented to the Exchange Agent and (ii) in the case of Certificates, the Certificate representing such shares of Company Common Stock is presented to the Exchange Agent, and in each case, together with all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid.
Section 2.3   No Further Ownership Rights in Company Common Stock.   All cash paid upon conversion of shares of Company Common Stock in accordance with the terms of Article I and this Article II shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to the shares of Company Common Stock.
Section 2.4   Termination of Exchange Fund.   Any portion of the Exchange Fund which remains undistributed to the former holders of Company Common Stock for twelve (12) months after the Effective Time shall be delivered to the Surviving Company or otherwise on the instruction of the Surviving Company, and any former holders of Company Common Stock who have not theretofore received the cash consideration to which they are entitled pursuant to this Agreement shall thereafter look only to the Surviving Company and Parent, and Parent and the Surviving Company shall remain liable (subject to abandoned property, escheat or other similar laws) for payment of the Merger Consideration with respect to the shares of Company Common Stock (other than Excluded Shares) that have been converted into the right to receive the Merger Consideration pursuant to this Agreement.
Section 2.5   No Liability.   None of Parent, Merger Sub, the Company, the Surviving Company or the Exchange Agent shall be liable to any Person in respect of any Merger Consideration from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Any portion of the Exchange Fund which remains undistributed to the holders of Certificates immediately prior to such date on which the Exchange Fund would otherwise escheat to, or become the property of, any Governmental Entity, shall, to the extent permissible by Applicable Law, become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.
Section 2.6   Investment of the Exchange Fund.   Any funds included in the Exchange Fund may be invested by the Exchange Agent, as directed by Parent; provided that such investments shall be in obligations of or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Services, Inc. or Standard & Poor’s Corporation, respectively. Any interest and other income resulting from such investments shall promptly be paid to Parent. No investment losses resulting from investment of the funds deposited with the Exchange Agent shall diminish the rights of any former holder of Company Common Stock to receive the Merger Consideration as provided herein or relieve Parent, the Surviving Company or the Exchange Agent from promptly making the payments required by this Article II, and following any losses from any such investment, Parent shall promptly deposit with the Exchange Agent by wire transfer of immediately available funds, for the benefit of the holders of Company Common Stock, an amount in cash equal to the amount of such losses, which additional funds will be held and disbursed in the same manner as funds initially deposited with the Exchange Agent to make the payments contemplated by this Agreement. The Exchange Fund shall not be used for any purpose, other than the payment to holders of shares of Company Common Stock of the Merger Consideration or payment to the Surviving Company as contemplated in Section 2.4.
Section 2.7   Lost Certificates.   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Company, the posting by such Person of a bond in such reasonable amount as the Surviving Company may direct as indemnity against any claim that may be made against it with respect to such Certificate or other documentation (including an indemnity in customary form) reasonably requested by Parent, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect to the shares of Company Common Stock formerly represented thereby.
Section 2.8   Withholding Rights.   Each of the Surviving Company, Parent and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock or any holder of a Company Equity Award such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code and the rules and regulations promulgated thereunder, or any provision of state, local or foreign Tax law. To the extent that amounts are so deducted and withheld by the Surviving Company, Parent or the Exchange Agent, as the case may be, and paid over to the relevant taxing authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
Section 2.9   Further Assurances.   At and after the Effective Time, the officers and directors of the Surviving Company will be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Company any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by the Surviving Company as a result of, or in connection with, the Merger.
Section 2.10   Stock Transfer Books.   From and after the Effective Time, the stock transfer books and the register of members of the Company shall be closed and there shall be no further registration of transfers of shares of Company Common Stock thereafter on the records of the Company. From and after the Effective Time, the holders of Certificates shall cease to have any rights with respect to such shares of Company Common Stock formerly represented thereby, except as otherwise provided herein or by law. On or after the Effective Time, any Certificates presented to the Exchange Agent or Parent for any reason shall be converted into the Merger Consideration with respect to the shares of Company Common Stock formerly represented thereby.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as otherwise expressly disclosed in the Company SEC Reports filed prior to the date of this Agreement (other than (i) any information that is contained solely in the “Risk Factors” section of such Company SEC Reports and (ii) any forward-looking statements, or other statements that are similarly predictive or forward-looking in nature, contained in such Company SEC Reports) or as set forth in the corresponding sections or subsections of the Company Disclosure Schedule (or, pursuant to Section 10.2(b), as set forth in any section or subsection of the Company Disclosure Schedule to the extent the applicability thereof is reasonably apparent from the face of the Company Disclosure Schedule), the Company hereby represents and warrants to Parent and Merger Sub as follows:
Section 3.1   Organization.
(a)   The Company is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and assets and to conduct its business as now conducted, except where the failure to be so qualified or in good standing in such jurisdiction would not, individually or in the aggregate, have a Company Material Adverse Effect. Copies of the Company Organizational Documents, with all amendments thereto to the date of this Agreement, have been made available to Parent or its representatives, and such copies are accurate and complete as of the date of this Agreement.
(b)   Schedule 3.1(b) accurately and completely sets forth each Subsidiary of the Company, its name, place of incorporation, and, if not wholly owned directly or indirectly by the Company, the record ownership, in each case, as of the date of this Agreement of all capital stock or other equity interests issued thereby. Each of the Subsidiaries of the Company is duly organized, validly existing and in good standing or similar concept under the laws of the jurisdiction of its organization and has all requisite corporate, limited liability company or limited partnership power (as the case may be) to own its properties and assets and to conduct its business as now conducted, except where the failure thereof would not, individually or in the aggregate, have a Company Material Adverse Effect.
Section 3.2   Qualification to Do Business.   Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing (with respect to jurisdictions which recognize such concept) in every jurisdiction in which the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect.
Section 3.3   No Conflict or Violation.   The execution, delivery and, subject to the receipt of the Required Company Vote, performance by the Company of this Agreement do not and will not (i) violate or conflict with any provision of any Company Organizational Document or any of the organizational or constitutional documents of the Subsidiaries of the Company, (ii) subject to the receipt of any consents set forth in Section 3.4 (including Schedule 3.4), violate any provision of Applicable Law, (iii) subject to the receipt of any consents set forth in Section 3.4 (including Schedule 3.4), result in the creation or imposition of any Lien (other than any Permitted Lien) upon any of the assets, properties or rights of either of the Company or any of its Subsidiaries or result in or give to others any rights of cancellation, modification, amendment, acceleration, revocation or suspension of any of the Company Licenses and Permits or (iv) assuming the receipt of all Consents required from any Client or Fund, violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under or result in or give to others any rights of cancellation, modification, amendment, or acceleration under, any Material Contract or Company Lease to which the Company or any of its Subsidiaries is a party or by which it is bound or to which any of its properties or assets is subject and except with respect to clauses (ii), (iii) and (iv), for any such violations, breaches, defaults or creation or imposition of any Liens, that would not, individually or in the aggregate, have a Company Material Adverse Effect.
Section 3.4   Consents and Approvals.   No consent, waiver, authorization or approval of any Governmental Entity, and no declaration or notice to or filing or registration with any Governmental Entity, is necessary or required in connection with the execution and delivery of this Agreement by the Company or the performance by the Company or its Subsidiaries of their obligations hereunder, except for: (i) the filing of the Merger Filing Documents with the Jersey Registrar; (ii) compliance (including by making all notices or filings and obtaining all consents, waivers, authorizations or approvals) with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”) (including the expiration of the applicable waiting period thereunder), and with any other applicable Regulatory Law; (iii) the filings or notices required by, and any approvals required under the rules and regulations of, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or any other self-regulatory organization, including the NYSE and the National Futures Association (the “NFA”) (each, a “Self-Regulatory Organization”); (iv) applicable requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”); (v) such consents, waivers, authorizations or approvals of any Governmental Entity or notice, filing or registrations with any Governmental Entity, in each case, set forth on Schedule 3.4; and (vi) such other consents, waivers, authorizations, approvals, declarations, notices, filings or registrations as will be obtained or made prior to the Closing or which, if not obtained or made, would not individually or in the aggregate, have a Company Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement.
Section 3.5   Authorization and Validity of Agreement.
(a)   The Company has all requisite corporate power and authority to execute, deliver and, subject to receipt of the Required Company Vote, perform its obligations under this Agreement and to consummate the Merger.
(b)   The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and all other necessary corporate action on the part of the Company, other than the Required Company Vote, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the Merger. This Agreement has been duly and validly executed and delivered by the Company and, assuming due execution and delivery by Parent and Merger Sub, shall constitute a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to (i) the effect of bankruptcy, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law).
Section 3.6   Capitalization and Related Matters.
(a)   The authorized share capital of the Company consists of 480,000,000 shares of Company Common Stock. As of December 16, 2025, 154,119,608 shares of Company Common Stock were issued and outstanding (inclusive of 4,674,708 shares of Company Common Stock in the Company’s custody account and 45,688 shares of Company Common Stock held by the Company for UK BAYE matching). As of December 16, 2025, there were (i) 3,510,502 shares of Company Common Stock underlying unvested Company RSU Awards, (ii) 2,201,592 shares of Company Common Stock underlying unvested Company PSU Awards (assuming satisfaction of any performance vesting conditions at maximum levels), (iii) 94,032 shares of Company Common Stock were reserved for future issuance under the ESPP, and (iv) 303,471 SAYE Options are issued and outstanding, with a weighted average exercise price of $27.02.
(b)   The issued and outstanding shares of Company Common Stock (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) were issued in compliance with all applicable U.S. federal and state securities laws. Except as set forth above in Section 3.6(a), and except for any shares of Company Common Stock issuable pursuant to Company RSU Awards or Company PSU Awards outstanding as of December 16, 2025 or the ESPP, UK SAYE or UK BAYE, no shares of stock of the Company are issued and outstanding and the Company does not have outstanding any securities convertible into or exchangeable for any shares of stock of the Company, any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or known claims of any other character relating to the issuance of, any stock of the Company, or any stock or securities convertible into or exchangeable for any stock of the Company; and the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire, or to register under the Securities Act, any shares of stock of the Company. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. As of December 16, 2025, except as set forth above in Section 3.6(a), there are no outstanding stock options, restricted stock units, restricted stock, stock appreciation rights, “phantom” stock rights, performance units, or other compensatory rights or awards (in each case, issued by the Company or any of its Subsidiaries), that are convertible into or exercisable for a share of the Company Common Stock on a deferred basis or otherwise or other rights that are linked to, or based upon, the value of Company Common Stock.
(c)   (i) All of the outstanding shares of capital stock, or membership interests or other ownership interests of, each Subsidiary of the Company, as applicable, are validly issued, fully paid and nonassessable and are owned of record and beneficially by the Company, directly or indirectly; (ii) the Company has, as of the date of this Agreement and shall have on the Closing Date, valid and marketable title to all of the shares of capital stock of, or membership interests or other ownership interests in, each Subsidiary of the Company, free and clear of any Liens other than Permitted Liens; (iii) such outstanding shares of capital stock of, or membership interests or other ownership interests in, the Subsidiaries of the Company, as applicable, are the sole outstanding securities of such Subsidiaries; (iv) as of December 16, 2025, the Subsidiaries of the Company do not have outstanding any securities convertible into or exchangeable for any capital stock of, or membership interests or other ownership interests in, such Subsidiaries, any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any other character relating to the issuance of, any capital stock of, or membership interests or other ownership interests in, such Subsidiaries, or any stock or securities convertible into or exchangeable for any capital stock of, or membership interests or other ownership interests in, such Subsidiaries; (v) neither the Company nor any of its Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire, or to register under the Securities Act, any capital stock of, or membership interests or other ownership interests in, any Subsidiary of the Company, and (vi) with respect to any Company Common Stock issued in accordance with the terms of this Agreement in connection with the Company RSU Awards, Company PSU Awards, the ESPP, the UK SAYE and the UK BAYE, such issuance has been effected in compliance with the rights granted pursuant to the relevant option and award agreements, governing documents and plan rules (as applicable) of the foregoing incentive plans of the Company, and once issued, such Company Common Stock shall be duly authorized, validly issued and are fully paid and nonassessable.
(d)   Within ten (10) Business Days after the date hereof, the Company shall provide Parent with a true and complete list of each current or former employee, officer, director or other individual service provider of the Company and its Subsidiaries who holds an outstanding Company Equity Award or SAYE Options as of December 16, 2025 (the “Outstanding Company Equity Award Schedule”), which schedule shows for each Company Equity Award and SAYE Option, as applicable, the date such Company Equity Award or SAYE Option was granted, the expiration date, the number of shares of Company Common Stock subject to such Company Equity Award or SAYE Option, as applicable, and the applicable vesting schedule. With respect to each Company Equity Award and SAYE Option, (i) each grant was duly authorized no later than the date on which the grant of such Company Equity Award or SAYE Option, as applicable, was by its terms effective by all necessary corporate action and (ii) each grant was made in compliance in all material respects with all applicable laws (including all applicable federal, state, local and non-U.S. securities laws) and all of the terms and conditions of the applicable Benefit Plan. The Company shall provide Parent with an updated Outstanding Company Equity Award Schedule and SAYE Option schedule to reflect any changes within ten (10) days prior to the Effective Time. All Company Equity Awards and SAYE Option are evidenced by award agreements substantially in the forms previously made available to Parent.
(e)   The Company has no rights plan, “poison pill” or other similar agreement or arrangement or any anti-takeover provision in the Company Organizational Documents that is, or at the Effective Time shall be, applicable to the Company, the Company Common Stock, or the Merger.
Section 3.7   Subsidiaries and Equity Investments.   The Company and its Subsidiaries do not directly or indirectly own, or hold any rights to acquire, any material capital stock or any other material securities, interests or investments in any other Person other than (a) their Subsidiaries, or (b) investments that constitute cash or cash equivalents. No Subsidiary of the Company owns any shares of capital stock of the Company. There are no outstanding stock options, restricted stock units, restricted stock, stock appreciation rights, “phantom” stock rights, performance units, or other compensatory rights or awards (in each case, issued by the Company or any of its Subsidiaries) that are convertible into or exercisable for any capital stock of, or membership interests or other ownership interests in, any Subsidiary of the Company, on a deferred basis or otherwise or other rights that are linked to, or based upon, the value of any capital stock of, or membership interests or other ownership interests in, any Subsidiary of the Company.
Section 3.8   Company SEC Reports.
(a)   The Company and its Subsidiaries have filed or furnished each report and definitive proxy statement (together with all amendments thereof and supplements thereto) required to be filed or furnished by the Company or any of its Subsidiaries pursuant to the Exchange Act with the SEC since December 31, 2022 (as such documents have since the time of their filing been amended or supplemented, the “Company SEC Reports”). As of their respective dates, after giving effect to any amendments or supplements thereto filed prior to the date of this Agreement, the Company SEC Reports (i) complied as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and any rules and regulations promulgated thereunder applicable to the Company SEC Reports, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Knowledge of the Company, none of the Company SEC Reports is the subject of ongoing SEC review or outstanding SEC investigation.
(b)   The audited consolidated financial statements and unaudited interim consolidated financial statements (including, in each case, the notes, if any, thereto) included in the Company SEC Reports, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended.
Section 3.9   Absence of Certain Changes or Events.
(a)   Since December 31, 2024 through the date of this Agreement, there has not been any event, change, circumstance, effect, development or state of facts which has had a Company Material Adverse Effect.
(b)   Since December 31, 2024 through the date of this Agreement, except for actions taken in connection with the execution and delivery of this Agreement and the transactions contemplated by this Agreement, the Company and each of its Subsidiaries (i) have operated in the ordinary course of business in all material respects, and (ii) have not taken any action that if taken after the date of this Agreement would constitute a violation of subsections (i), (ii), (iii), (iv), (viii) or (ix) of Section 5.1(a).
Section 3.10   Tax Matters.
(a)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect:
(i)   (A) the Company and/or each of its Subsidiaries have filed with the appropriate taxing authority when due (taking into account any extension of time within which to file) all Tax Returns required by Applicable Law to be filed with respect to the Company and/or each of its Subsidiaries, (B) all such Tax Returns are true, correct and complete in all respects, and (C) all Taxes of the Company and each of its Subsidiaries (including any Taxes that are required to be deducted and withheld in connection with any amounts paid or owing to any employee, creditor, independent contractor or other third party) required to have been paid (whether or not reflected on a Tax Return) have been paid in full, except for Taxes being contested in good faith or that have been adequately provided for, in accordance with GAAP, in the Company SEC Reports filed prior to the date of this Agreement;
(ii)   there is no action, suit, proceeding, investigation or audit now pending or that has been proposed in writing with respect to the Company or any of its Subsidiaries in respect of any Tax, nor has any claim for additional Tax been asserted in writing by any taxing authority;
(iii)   no claim has been made in writing by any taxing authority in a jurisdiction where the Company or any of its Subsidiaries has not filed income or franchise Tax Returns that it is or may be subject to income or franchise Tax by such jurisdiction;
(iv)   (A) there is no outstanding request for any extension of time for the Company or any of its Subsidiaries to pay any Taxes or file any Tax Returns, other than any such request made in the ordinary course of business; (B) there is no waiver or extension of any applicable statute of limitations for the assessment or collection of any Taxes of the Company or any of its Subsidiaries that is currently in force, and there has been no written request by a Governmental Entity to execute such a waiver or extension; and (C) neither the Company nor any of its Subsidiaries is a party to or bound by any agreement (other than (1) any commercial Contract entered into in the ordinary course and not primarily related to Taxes or (2) any agreement solely among the Company and/or its Subsidiaries) providing for the payment of Taxes, payment for Tax losses, entitlements to refunds or similar Tax matters;
(v)   neither the Company nor any of its Subsidiaries has participated in any “listed transaction” as defined in Treasury Regulations Section 1.6011-4(b)(2) (or in the case of any foreign jurisdiction, any transaction the principal purpose of which was the avoidance of, or obtaining of an advantage in relation to, Taxes and which is required by Applicable Law to be specifically disclosed to any taxing authority);

(vi)   within the last two (2) years, neither the Company nor any of its Subsidiaries has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed, in whole or in part, by Section 355 of the Code;
(vii)   there is no Lien, other than a Permitted Lien, on any of the assets or properties of the Company or any of its Subsidiaries as a result of any failure or alleged failure to pay any Tax;
(viii)   neither the Company nor any of its Subsidiaries has any liability for the Taxes of any Person (other than any of the Company and its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of U.S. state or local or non-U.S. law), or as a transferee or successor; and
(ix)   the Company and its Subsidiaries are not bound with respect to the current or any future taxable period by any closing agreement (within the meaning of Section 7121(a) of the Code or any similar provision of U.S. state or local or non-U.S. law) or other written agreement with a taxing authority.
(b)   For all taxable years since its inception, each Public Fund that is a U.S. resident for U.S. federal income tax purposes has elected to be treated as, and has qualified to be classified as, a regulated investment company taxable under Subchapter M of Chapter 1 of the Code.
Section 3.11   Absence of Undisclosed Liabilities.   There are no liabilities or obligations of the Company or any Subsidiary thereof of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (a) liabilities or obligations disclosed, reflected or reserved against and provided for in the consolidated balance sheet of the Company as of September 30, 2025 included in the Company SEC Reports filed prior to the date of this Agreement or referred to in the notes thereto, (b) liabilities or obligations incurred in the ordinary course of business since September 30, 2025, (c) liabilities or obligations that would not, individually or in the aggregate, have a Company Material Adverse Effect or (d) liabilities or obligations incurred pursuant to this Agreement.
Section 3.12   Company Property.
(a)   All material real property owned by the Company and its Subsidiaries as of the date of this Agreement is hereinafter referred to as the “Company Owned Real Property.” Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries have good and valid title to all of the Company Owned Real Property free and clear of Liens other than Permitted Liens. All leases, site leases, subleases and occupancy agreements, together with all material amendments thereto, in which either of the Company or its Subsidiaries has a leasehold interest, license or similar occupancy rights, whether as lessor or lessee, and which involve payments by the Company or its Subsidiaries in excess of $10,000,000 per year, are hereinafter each referred to as a “Company Lease” and collectively as the “Company Leases”; the property covered by Company Leases under which either of the Company or its Subsidiaries is a lessee is referred to herein as the “Company Leased Real Property”; the Company Leased Real Property, together with the Company Owned Real Property, collectively being the “Company Property.”
(b)   Since December 31, 2024 no Company Lease has been modified or amended in writing in any way materially adverse to the business of the Company and its Subsidiaries, taken as a whole, and no party to any Company Lease has given either of the Company or its Subsidiaries written notice of or, to the Knowledge of the Company, made a claim with respect to any breach or default, except for such defaults or breaches that would not, individually or in the aggregate, have a Company Material Adverse Effect.
Section 3.13   Funds.
(a)   Each Public Fund is duly registered with the SEC as an investment company under the Investment Company Act and has, since December 31, 2022 (or its inception, if later), filed all Public Fund SEC Documents in compliance with the Securities Act, the Investment Company Act, the Exchange Act and other Applicable Law, except as would not (x) reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to the Public Fund in question or (y) have a Company Material Adverse Effect. Since December 31, 2022 (or its inception, if later), each Public Fund’s (i) prospectus and statement of additional information (including supplements thereto) forming the part of any registration statement filed with the SEC under the Securities Act and the Investment Company Act, (ii) annual and semi-annual shareholder reports filed with the SEC pursuant to Section 30 of the Investment Company Act and (iii) supplemental advertising and marketing materials prepared by or on behalf of the Company or an Affiliate of the Company did not at the time they were filed (if required to be filed), and did not during the period of their authorized use, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading. Each Investment Advisory Arrangement with a Public Fund has been duly approved, continued and at all times since December 31, 2022 (or its effective date, if later) has been in compliance in all material respects with Section 15(a) of the Investment Company Act. No more than 25% of the members of the board of directors or trustees of any Public Fund have been “interested persons” (as defined in the Investment Company Act) of the Company, any Subsidiary or any other investment adviser for such Public Fund. No Private Fund is required to register as an investment company under the Investment Company Act. Notwithstanding the foregoing, no such representation or warranty is made with respect to any Fund as to any period prior to the commencement of such Fund’s management by the Company or any of its Subsidiaries.
(b)   Each Fund that is a juridical entity is (i) duly organized, validly existing and in good standing or similar concept under the laws of the jurisdiction of its organization and has all requisite corporate, trust, company or partnership power (as the case may be) to own its properties and assets and to conduct its business as now conducted, except where the failure thereof would not, individually or in the aggregate, have a material adverse effect with respect to the Fund in question or have a Company Material Adverse Effect and (ii) duly qualified or licensed to do business and is in good standing (with respect to jurisdictions which recognize such concept) in every jurisdiction in which the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect with respect to the Fund in question or have a Company Material Adverse Effect. Since December 31, 2022 (or the inception of such Fund if later), the shares, units or interests, as applicable, of each Fund have been issued and sold in compliance with Applicable Law including, with respect to any Fund offered or sold outside the United States, the registration and licensing requirements of any applicable non-U.S. jurisdiction, except as would not, individually or in the aggregate, have a material adverse effect with respect to the Fund in question or have a Company Material Adverse Effect. Notwithstanding the foregoing, no such representation or warranty is made with respect to any Fund as to any period prior to the commencement of such Fund’s management by the Company or any of its Subsidiaries.
(c)   Except as would not, individually or in the aggregate, have a material adverse effect with respect to the Fund in question or have a Company Material Adverse Effect, each Fund currently is, and has since December 31, 2022 (or its inception, if later), been operated in compliance with (i) Applicable Law, (ii) any applicable order, judgment or decree of any Governmental Entity or Self-Regulatory Organization, (iii) its governing documents and material agreements, and (iv) its investment objectives, policies and restrictions.
(d)   Since December 31, 2022, none of the offering memoranda used in connection with an offering of shares, units or interests of any Private Fund, including any supplemental advertising and marketing materials prepared by or on behalf of the Company or any Subsidiary thereof, contained an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(e)   Except as would not, individually or in the aggregate, have a material adverse effect with respect to the Private Fund in question or have a Company Material Adverse Effect, since December 31, 2022, the offering memoranda used in connection with an offering of shares, units of interests of any Private Fund, including any supplemental advertising and marketing materials prepared by or on behalf of the Company or any Affiliate thereof, contains all required disclosures and information to comply with Applicable Laws.

(f)   Except as would not, individually or in the aggregate, have a material adverse effect with respect to the Fund in question or have a Company Material Adverse Effect, there are no liabilities or obligations of any Fund of any kind whatsoever, whether known or unknown, accrued, contingent, absolute, determined, determinable or otherwise other than (i) (A) for each Public Fund, liabilities or obligations disclosed and provided for in the balance sheet of such Public Fund or referred to in the notes thereto contained in the most recent annual or semi-annual report filed by the Public Fund prior to the date hereof with the SEC, (B) for each Private Fund, liabilities or obligations disclosed and provided for in the balance sheet of such Private Fund or referred to in the notes thereto contained in the most recent report (1) distributed by the Private Fund to its shareholders or other interest holders or (2) as applicable, filed with a non-U.S. Governmental Entity or Self-Regulatory Organization, in each case prior to the date hereof and provided or made available to Parent or (C) for each Non-U.S. Retail Fund, liabilities or obligations disclosed and provided for in the balance sheet of such Non-U.S. Retail Fund or referred to in the notes thereto contained in the most recent annual or semi-annual report published by the Non-U.S. Retail Fund and sent to the relevant non-U.S. Governmental Entity in accordance with Applicable Laws and regulations, or (ii) for each Fund, liabilities or obligations incurred in the ordinary course of business since the date of the Fund’s applicable report referenced in clause (i)(A), (B) or (C) above.
(g)   Except as would not, individually or in the aggregate, have a material adverse effect with respect to the Fund in question or have a Company Material Adverse Effect, there are no Proceedings pending or, to the Knowledge of the Company, threatened in writing, before any Governmental Entity or Self-Regulatory Organization, or before any arbitrator of any nature, brought by or against any of the Funds or any of their officers or directors involving or relating to the Funds, the assets, properties or rights of any of the Funds.
(h)   Each Non-U.S. Retail Fund and its management company is in compliance with Applicable Laws, except as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to the Non-U.S. Retail Fund in question or have a Company Material Adverse Effect. Since December 31, 2022 (or its inception, if later), each Non-U.S. Retail Fund’s (i) prospectus or comparable offering documents (including supplements thereto), (ii) annual and semi-annual reports and (iii) supplemental advertising and marketing materials and any other key investor information prepared by or on behalf of the Company or an Affiliate of the Company did not at the time they were filed (if required to be filed), and did not during the period of their authorized use, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were or are made, not misleading. Each Investment Advisory Arrangement with a Non-U.S. Retail Fund has been duly approved, continued and at all times since December 31, 2022 has been in compliance in all material respects with Applicable Laws.
Section 3.14   Intellectual Property.
(a)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) the Company and its Subsidiaries own all right, title and interest in and to, or have valid and enforceable licenses to use, all the Company Intellectual Property (provided, that the foregoing is not a representation or warranty with respect to infringement, misappropriation or other violation of Intellectual Property); (ii) to the Knowledge of the Company, no third party is infringing any Company Owned Intellectual Property; (iii) to the Knowledge of the Company, the Company and its Subsidiaries are not infringing, misappropriating or violating any Intellectual Property right of any third party; and (iv) as of the date of this Agreement, there is no Proceeding pending or, to the Knowledge of the Company, threatened in writing against the Company or its Subsidiaries: (A) alleging any such violation, misappropriation or infringement of a third party’s Intellectual Property rights; or (B) challenging the Company’s or its Subsidiaries’ ownership or use of, or the validity or enforceability of, any Company Owned Intellectual Property.
(b)   All material issued Patents, registered trademarks and service marks, registered copyrights, and applications for any of the foregoing, in each case issued by, filed with, or recorded by, any Governmental Entity and constituting Company Owned Intellectual Property are hereinafter referred to as the “Company Registered Intellectual Property.” All Company Registered Intellectual Property is owned exclusively by the Company and/or its Subsidiaries, free and clear of all Liens other than Permitted Liens.
(c)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries do not use or distribute, and have not used or distributed, any Open Source Software in any manner that would require any source code of the software included in the Company Owned Intellectual Property to be disclosed, licensed for free, publicly distributed, attributed to any Person or dedicated to the public.
Section 3.15   Licenses and Permits.   As of the date of this Agreement, the Company and its Subsidiaries own or possess all right, title and interest in and to each of their respective licenses, permits, franchises, registrations, authorizations and approvals issued or granted to any of the Company or its Subsidiaries by any Governmental Entity that are required for the operation of the businesses of the Company and its Subsidiaries (the “Company Licenses and Permits”), except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect. The Company has taken all necessary action to maintain such Company Licenses and Permits, except for such failures that would not, individually or in the aggregate, have a Company Material Adverse Effect. Each Company License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the Knowledge of the Company, threatened in writing, administrative or judicial proceeding to revoke, cancel, suspend or declare such Company License and Permit invalid in any respect, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect. None of the operations of the Company or its Subsidiaries is being conducted in a manner that violates in any material respects any of the terms or conditions under which any Company License and Permit was granted, except for such violations that would not, individually or in the aggregate, have a Company Material Adverse Effect. Since December 31, 2022, no written notices have been received by, and no claims have been filed against, the Company or its Subsidiaries alleging a failure to hold any requisite permits, regulatory approvals, licenses or other authorizations, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect.
Section 3.16   Compliance with Law.
(a)   Since the later of (x) such entity’s commencement of operations and (y) December 31, 2022, the operations of the business of the Company and its Subsidiaries have been conducted in accordance with all Applicable Laws, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. Since the later of (x) such entity’s commencement of operations and (y) December 31, 2022, none of the Company or its Subsidiaries has received written notice of any violation (or any investigation with respect thereto) of any such Applicable Law, and none of the Company or its Subsidiaries is in default with respect to any order, writ, judgment, award, injunction or decree of any national, federal, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to any of its assets, properties or operations, except for any of the foregoing that would not, individually or in the aggregate, have a Company Material Adverse Effect.
(b)   Since December 31, 2022, the Company and each of its officers and directors have been and are in compliance in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act or the Exchange Act and (ii) the applicable listing and corporate governance rules and regulations of the NYSE.
(c)   The management of the Company has (i) implemented (x) disclosure controls and procedures reasonably designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, required to be disclosed by the Company in its filings with the SEC under the Exchange Act is recorded and reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC under the Exchange Act and (y) a system of internal control over financial reporting reasonably designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and (ii) disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company’s Board of Directors

(A) any material weakness in the internal controls over financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data and has identified for the Company’s auditors any significant deficiencies in internal controls over financial reporting and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since December 31, 2022, none of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any director, officer, employee or independent auditor thereof, has received or made any material complaint, allegation, assertion or claim, whether written or oral, regarding the financial accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal financial accounting controls.
(d)   Schedule 3.16(d) lists the name of each Investment Adviser Subsidiary of the Company. Each Investment Adviser Subsidiary of the Company is, and has been at all times required since the later of (w) the effective date of such Investment Adviser Subsidiary’s registration, licensing or qualification and (x) December 31, 2022, registered as an investment adviser under the Advisers Act. Each Investment Adviser Subsidiary of the Company is, and has been at all times required since the later of (y) the effective date of such Investment Adviser Subsidiary’s registration, licensing or qualification and (z) December 31, 2022, registered as an investment adviser in each jurisdiction where the conduct of its business requires such registration and is in compliance with all U.S. federal and state and non-U.S. Applicable Laws requiring any such registration, licensing or qualification, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any Subsidiary, except each Investment Adviser Subsidiary of the Company and Non-U.S. Investment Adviser Subsidiaries, provides investment advisory services to any Person or, since December 31, 2022, is or has been an “investment adviser” within the meaning of the Advisers Act or required under Applicable Law to be registered, licensed or qualified as an investment adviser in any state or non-U.S. jurisdiction. Since December 31, 2022, each Form ADV or amendment to Form ADV of each Investment Adviser Subsidiary of the Company, as of the date of filing with the SEC (and with respect to Form ADV Part 2B or its equivalent, its date) did not, as of such respective date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each Client’s account is being managed, and has since December 31, 2022 (or inception of the relationship, if later) been managed, by the applicable Investment Adviser Subsidiary or Non-U.S. Investment Adviser Subsidiary in compliance with (i) Applicable Law, (ii) any applicable order, judgment or decree of any Governmental Entity or Self-Regulatory Organization, (iii) the Client’s Investment Advisory Arrangement, and (iv) the Client’s investment objectives, policies and restrictions.
(e)   Schedule 3.16(e) lists the name of each Subsidiary of the Company registered, or required to be registered, as a broker-dealer under the Exchange Act (each, a “Company Broker-Dealer Subsidiary”). Each Company Broker-Dealer Subsidiary is, and has been at all times since December 31, 2022, duly registered, licensed or qualified as a broker-dealer under the Exchange Act, and under the securities laws of each jurisdiction where the conduct of its business requires such registration, licensing or qualification, except for any failure to be so registered, licensed or qualified in any such jurisdiction or to be in such compliance that would not, individually or in the aggregate, have a Company Material Adverse Effect. No other Subsidiary of the Company has, since December 31, 2022 engaged in activities requiring to it register as a broker-dealer under the Exchange Act. Each Company Broker-Dealer Subsidiary is a member in good standing of FINRA and each other Self-Regulatory Organization where the conduct of its business requires such membership, except where the failure to be in such good standing would not, individually or in the aggregate, have a Company Material Adverse Effect. Since December 31, 2022, each Form BD or amendment to Form BD of each Company Broker-Dealer Subsidiary, and each other filing made by any Company Broker-Dealer Subsidiaries with the SEC or FINRA as of the date of filing with the SEC and FINRA, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f)   Schedule 3.16(f) lists the name of each Non-U.S. Investment Adviser Subsidiary of the Company and each non-U.S. jurisdiction in which it is, or since December 31, 2022 has been, registered, licensed or qualified to do business. Each Non-U.S. Investment Adviser Subsidiary of the Company is, and has been at all times since December 31, 2022 registered licensed or qualified as an investment adviser, investment manager, or other provider of investment services in each jurisdiction where the conduct of its business requires such registration and is in compliance with all non-U.S. Applicable Laws requiring any such registration, licensing or qualification, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each employee of the Company or any of its Subsidiaries who is required to be registered or licensed as a registered representative, principal, investment adviser representative, salesperson or equivalent with any Governmental Entity or Self-Regulatory Organization is duly registered or licensed as such and such registration or license is in full force and effect.
(g)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each director, officer or employee of the Company or any of its Subsidiaries who is required to be registered or licensed as a registered representative, principal, associated person, investment adviser representative, salesperson or equivalent with any Governmental Entity or Self-Regulatory Organization is duly registered or licensed as such and such registration or license is in full force and effect.
(h)   None of the Company, any of its Subsidiaries, any officer, director or employee thereof or, to the Knowledge of the Company, any other “affiliated person” (as defined in the Investment Company Act) thereof is ineligible pursuant to Section 9(a) or 9(b) of the Investment Company Act to serve in any capacity referred to in Section 9(a) thereof to a Public Fund, nor is there any Proceeding pending or, to the Knowledge of the Company, threatened in writing, by any Governmental Entity or Self-Regulatory Organization, which would reasonably be expected to become the basis for any such ineligibility. None of the Company, any of its Subsidiaries, any officer, director or employee thereof or, to the Knowledge of the Company, any other “associated person” (as defined in the Advisers Act) thereof is ineligible pursuant to Section 203 of the Advisers Act to serve as a registered investment adviser or as an associated person of a registered investment adviser, nor is there any Proceeding pending or, to the Knowledge of the Company, threatened in writing, by any Governmental Entity or Self-Regulatory Organization, which would reasonably be expected to become the basis for any such ineligibility. None of the Company, any of its Investment Adviser Subsidiaries or any officer or director thereof is subject to any of the disqualifying events listed in Rule 506(d) of Regulation D under the Securities Act. None of the Company, any of its Subsidiaries, any officer, director or employee thereof or, to the Knowledge of the Company, any other “associated person” or “principal” (in each case, as defined for purposes of the CEA or the registration rules of the NFA) thereof is ineligible pursuant to Section 8a of the CEA to serve as a commodity pool operator or a commodity trading advisor or as an associated person or principal of a registered commodity pool operator or commodity trading advisor, nor is there any Proceeding pending or, to the Knowledge of the Company, threatened in writing, by any Governmental Entity or Self-Regulatory Organization, which would reasonably be expected to become the basis for any such ineligibility.
(i)   The Company has made available to Parent a true and correct copy of each material no-action letter, exemptive order or similar regulatory relief issued by any Governmental Entity or Self-Regulatory Organization (including without limitation the SEC, the CFTC, FINRA, and the NFA) to any of the Company or its Subsidiaries or any Fund that remains applicable to its respective business as conducted on the date of this Agreement. The Company, its Subsidiaries and the Funds are in compliance in all material respects with any such material no-action letters, exemptive orders or similar regulatory relief.
(j)   Each officer, employee or similar Person of each Company Broker-Dealer Subsidiary, including any independent contractors performing similar functions, who is required to be registered, licensed or qualified as a representative or principal (as such term is defined in FINRA Rules 1210 and 1220) is duly registered, licensed or qualified as such, and has been so registered, licensed or qualified at all times while in the employ or under control with the respective Company Broker-Dealer Subsidiary, as applicable, under Applicable Law, and each such registration, license and qualification is in full force and effect, except where the failure to be so registered, licensed or qualified would not have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, there are no actions pending, or threatened to terminate, suspend, limit or adversely modify any such registration. None of the Company or any of its Subsidiaries is, nor is any Affiliate of any of them, nor any “associated person” as defined in the Exchange Act (i) ineligible or disqualified pursuant to Section 15(b) of the Exchange Act to act as a broker-dealer or as an “associated person” of a registered broker-dealer or (ii) is subject to a “statutory disqualification” as defined in Section 3(a)(39) of the Exchange Act, “heightened supervision” under the rules of FINRA, or subject to a disqualification that would be a basis for censure, limitations on the activities, functions or operations of, or suspension or revocation of the registration of any of the Company Broker-Dealer Subsidiaries as broker-dealers, municipal securities dealers, government securities brokers or government securities dealers under Section 15, Section 15B or Section 15C of the Exchange Act, or performing similar functions under the Applicable Laws of other jurisdictions, and there is no formal proceeding or written notice of investigation (or, to the Company’s Knowledge, any informal proceeding or investigation) by any Governmental Entity or Self-Regulatory Organization, whether preliminary or otherwise, that is reasonably likely to result in, any such censure, limitation, suspension or revocation, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(k)   None of the Company or any of its Subsidiaries is, nor is any Affiliate of any of them, nor any associated person as defined in the Exchange Act, subject to a “statutory disqualification” as defined in Section 3(a)(39) of the Exchange Act or subject to a disqualification that would be a basis for censure, limitations on the activities, functions or operations of, or suspension or revocation of the registration of any of the Company Broker-Dealer Subsidiaries as broker-dealers, municipal securities dealers, government securities brokers or government securities dealers under Section 15, Section 15B or Section 15C of the Exchange Act, or performing similar functions under the Applicable Laws of other jurisdictions, and there is no formal proceeding or written notice of investigation (or, to the Company’s Knowledge, any informal proceeding or investigation) by any Governmental Entity or Self-Regulatory Organization, whether preliminary or otherwise, that is reasonably likely to result in, any such censure, limitation, suspension or revocation, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(l)   Schedule 3.16(l) lists each Investment Adviser Subsidiary of the Company that is required to be registered as a commodity pool operator or commodity trading advisor under the CEA (each a “Company Commodity Subsidiary”). Each Company Commodity Subsidiary is, and has been at all times since December 31, 2022 to the extent required by Applicable Law, registered as a commodity trading advisor and, as applicable based on its activities, a commodity pool operator under the CEA and a member in good standing of the NFA. No Subsidiary except each Company Commodity Subsidiary acts or has acted as a “commodity pool operator” or “commodity trading advisor” of or with respect to any Person within the meaning of the CEA since December 31, 2022. No Subsidiary except each Company Commodity Subsidiary is required to be registered with the CFTC as a commodity pool operator or commodity trading advisor. Each Company Commodity Subsidiary is duly registered, licensed or qualified as a commodity pool operator or commodity trading advisor in each jurisdiction where the conduct of its business requires such registration and is in compliance with all federal, state and foreign Applicable Laws requiring any such registration, licensing or qualification, in each case, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, since December 31, 2022, each Company Commodity Subsidiary has complied with all reporting, recordkeeping and disclosure requirements of the CFTC and NFA to the extent applicable to it as a registered commodity pool operator and/or commodity trading advisor. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, since December 31, 2022, each form or report of each Company Commodity Subsidiary filed with the CFTC or NFA, as of the date of filing, complied with Applicable Law and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the extent that a Company Commodity Subsidiary relies on any exemptions from registration under the CEA with respect to its activities relating to one or more Funds, such Company Commodity Subsidiary has, since December 31, 2022, made all applicable filings and taken all actions necessary to claim (and, as applicable, periodically affirm) such exemptions. Neither the Company nor any of its Subsidiaries is, nor is any Affiliate of any of them, nor any associated person or principal (in each case, as defined in the CEA or the registration rules of the NFA), subject to a “statutory disqualification” as defined in Section 8a of the CEA or subject to a disqualification that would be a basis for censure, limitations on the activities, functions or operations of, or suspension or revocation of the registration of any of the Company Commodity Subsidiaries as a commodity pool operator or commodity trading adviser under the CEA, or performing similar functions under the Applicable Laws of other jurisdictions, and there is no formal proceeding or written notice of investigation (or, to the Company’s Knowledge, any informal proceeding or investigation) by any Governmental Entity or Self-Regulatory Organization, whether preliminary or otherwise, that is reasonably likely to result in any such censure, limitation, suspension or revocation, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(m)   To the extent that the Company or any of its Subsidiaries has rendered investment advisory, investment management or any other related services or acted as a fiduciary (within the meaning of ERISA, the Code, or any state or local Applicable Laws relating to non-ERISA benefit plan assets or accounts (“Similar Law”)) with respect to the assets of (i) an ERISA Plan or a plan subject to Similar Law, (ii) a Person acting on behalf of such a plan, (iii) a plan or arrangement subject to Section 4975 of the Code or (iv) any Person whose assets are deemed to be “plan assets” within the meaning of Department of Labor Regulation Section 2510.3-101, as modified for Section 3(42) of ERISA, or Similar Law (each, a “Benefit Plan Client”), since December 31, 2021, the Company and its Subsidiaries have acted in compliance in all respects with the applicable requirements of ERISA, the Code and Similar Law, and none of the Company nor any of its Subsidiaries have engaged in, or caused a Benefit Plan Client to engage in, any non-exempt prohibited transaction within the meaning of Title I of ERISA, Section 4975 of the Code or Similar Law, in each case under this clause (m), except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(n)   Each Company Broker-Dealer Subsidiary currently maintains, and since December 31, 2022 has maintained, “net capital” (as such term is defined in Rule 15c3-1(c)(2) under the Exchange Act) equal to or in excess of the minimum “net capital” required to be maintained by each Company Broker-Dealer Subsidiary, and in an amount sufficient to ensure that it is not required to file a notice under Rule 17a-11 under the Exchange Act.
(o)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each of the Company Broker-Dealer Subsidiary has established and maintained in effect, at all times required by Applicable Law, written policies and procedures reasonably designed to achieve compliance with, as applicable, the Exchange Act, and the rules thereunder, the rules of the state securities authorities and the rules of each applicable Self-Regulatory Organization of which the Company Broker-Dealer Subsidiary was a member during such time period (“Broker Compliance Policies”). Each of the Company Broker-Dealer Subsidiaries has used appropriate efforts to ensure that its supervised persons comply in all material respects with the Broker Compliance Policies, as applicable. True, correct and complete current copies of the Broker Compliance Policies have been made available to Parent.
Section 3.17   Litigation.   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, there are no Proceedings pending or, to the Knowledge of the Company, threatened in writing, before any Governmental Entity, or before any arbitrator of any nature, brought by or against any of the Company or its Subsidiaries or any of their officers or directors involving or relating to the Company or its Subsidiaries, the assets, properties or rights of any of the Company and its Subsidiaries or the transactions contemplated by this Agreement. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, there is no judgment, decree, injunction, ruling or order of any Governmental Entity or before any arbitrator of any nature outstanding, or to the Knowledge of the Company, threatened in writing, against either of the Company or any of its Subsidiaries.
Section 3.18   Contracts.
(a)   Schedule 3.18(a) sets forth a complete and correct list in all material respects of all Material Contracts as of the date of this Agreement.
(b)   Each Material Contract is valid, binding and enforceable against the Company or its Subsidiaries, and in full force and effect, subject to bankruptcy, fraudulent conveyance, reorganization,

moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law), except to the extent that the failure to be in full force and effect would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) each of the Company and its Subsidiaries has performed all obligations required to be performed by it to date under, and is not in default or delinquent in performance, status or any other respect (claimed or actual) in connection with, any Material Contract, and (ii) no event has occurred which, with due notice or lapse of time or both, would constitute such a default. To the Knowledge of the Company, as of the date hereof, no other party to any Material Contract is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would, individually or in the aggregate, constitute such a default except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(c)   A “Material Contract” shall mean any Contract to which either of the Company or any of its Subsidiaries is a party constituting:
(i)   any Contract required to be filed by the Company as a “material contract” pursuant to Item 601(b)(9) or 601(b)(10) of Regulation S-K under the Securities Act;
(ii)   any Contract relating to Indebtedness for borrowed money in excess of $20,000,000 or any guarantee thereof;
(iii)   any Contract that restricts the ability of the Company or any of its Subsidiaries to compete in any business or with any Person in any geographical area or provide any type of service in a manner, in each case, that is material to the Company and its Subsidiaries, taken as a whole;
(iv)   any Contract relating to the disposition or acquisition by the Company or any of its Subsidiaries of any material business or any material amount of assets (excluding dispositions or acquisitions which were consummated prior to the date of this Agreement and with respect to which there is no ongoing liability or obligation of the Company or any of its Subsidiaries);
(v)   any Investment Advisory Arrangement that is reasonably likely to provide annual payments in excess of $30,000,000;
(vi)   a joint venture, partnership or limited liability company agreement with third parties, in each case that is material to the Company and its Subsidiaries, taken as a whole, other than partnership or limited liability company agreements that are Funds or side letter arrangements regarding commercial understandings relating to product placement and modeling;
(vii)   an agreement limiting or restricting the ability of either of the Company or its Subsidiaries to make distributions or declare or pay dividends in respect of its capital stock or membership interests, as the case may be; and
(viii)   any Contract (or series of Contracts with a party or related parties), other than Investment Advisory Arrangements or distribution arrangements (and excluding agreements relating to generally commercially available software provided under click-wrap, shrink-wrap or off-the-shelf licenses and any individual statements of work, purchase orders, licenses or similar ancillary agreements or documentation issued or executed in connection with any Contract otherwise listed in Schedule 3.18), that provides for annual payments by or to the Company or any of its Subsidiaries, or pursuant to which the Company or any Subsidiary is reasonably likely to receive or make annual payments, in excess of $20,000,000.
Section 3.19   Employee Plans.
(a)   Schedule 3.19(a) sets forth a correct and complete list of each material Benefit Plan (other than individual offer letters with (i) no severance, retention or change in control payments or benefits and (ii) no other benefits that materially deviate from form agreements that have been made available to Parent).

(b)   With respect to each material Benefit Plan, the Company has made available to Parent, to the extent applicable, correct and complete copies, or forms thereof, of (i) the Benefit Plan document, including, for the avoidance of doubt, any amendments or supplements thereto, and all related trust documents, insurance Contracts or other funding vehicle documents (or where no such copies are available, a written description thereof), (ii) the most recently prepared actuarial report and (iii) all material correspondence to or from any Governmental Entity received since December 31, 2022 with respect thereto (or where no such copies are available, a written description thereof).
(c)   Each Benefit Plan (including any related trusts) has been established, operated and administered in compliance in all respects with its terms and Applicable Laws, including ERISA and the Code, and all contributions or other amounts payable by the applicable sponsor of such Benefit Plan with respect thereto in respect of the current or prior plan year have been paid or accrued in accordance with GAAP, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(d)   There are no Proceedings (other than routine claims for benefits) pending or, to the Knowledge of the Company, threatened in writing by a Governmental Entity, on behalf of or against any Benefit Plan or any trust related thereto, except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(e)   With respect to each Benefit Plan that is an ERISA Plan, the Company has made available to Parent, to the extent applicable, correct and complete copies of (i) the most recent summary plan description together with any summaries of all material modifications and supplements thereto, (ii) the most recent IRS determination or opinion letter and (iii) the two most recent annual reports on Form 5500 and, for the avoidance of doubt, all schedules and financial statements attached thereto.
(f)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect each Benefit Plan that is an ERISA Plan and that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and to the Knowledge of the Company, nothing has occurred that would adversely affect the qualification or Tax exemption of any such Benefit Plan that is an ERISA Plan. With respect to each Benefit Plan that is an ERISA Plan, neither the Company nor any of its Subsidiaries has engaged in a transaction in connection with which the Company or any of its Subsidiaries reasonably could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a Tax imposed pursuant to Section 4975 or 4976 of the Code, except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(g)   Neither the Company nor any of its ERISA Affiliates contributes to or has any obligation with respect to a Benefit Plan that is subject to Section 412 of the Code or Section 302 or Title IV of ERISA.
(h)   Neither the Company nor any of its ERISA Affiliates maintains, participates in or contributes to, or has any outstanding obligation under any Multiemployer Plan.
(i)   Neither the Company nor any of its respective ERISA Affiliates has any liability with respect to a (i) plan which is subject to Section 412 of the Code or Section 302 or Title IV of ERISA, or (ii) Multiemployer Plan, except, in each case, as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(j)   No Benefit Plan is a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA).
(k)   Except as required by Applicable Law, no Benefit Plan provides retiree or post-employment medical, disability, life insurance or other welfare benefits to any Person (excluding any individual employment, separation or termination agreements or arrangements under which the Company subsidizes any benefits pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, for any Person), and the Company has no existing material obligation to provide any such benefits to any employees of the Company.

(l)   None of the execution and delivery of or the performance under this Agreement or the consummation of the transactions contemplated by this Agreement could reasonably be expected to, either alone or in combination with another event, (i) entitle any Company Employee to material severance pay or any material increase in severance pay under any Benefit Plan, (ii) accelerate the time of or vesting of any payment under any Benefit Plan, or materially increase the amount of compensation due to any Company Employee under any Benefit Plan, or (iii) limit or restrict the right to merge, terminate, materially amend, supplement or otherwise materially modify or transfer the assets of any Benefit Plan on or following the Effective Time.
(m)   The Company does not have any obligation to provide, and no Benefit Plan or other agreement or arrangement provides any individual with the right to, a gross up, indemnification, reimbursement or other payment for any excise or additional Taxes incurred pursuant to Section 409A or Section 4999 of the Code or due to the failure of any payment to be deductible under Section 280G of the Code.
(n)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, all Benefit Plans subject to the Applicable Laws of any jurisdiction outside of the United States (i) have been maintained in accordance with all applicable requirements, (ii) that are intended to qualify for special Tax treatment, meet all requirements for such treatment, and (iii) that are intended to be funded and/or book-reserved, are fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions.
(o)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (i) the Janus Henderson Group plc Pension Scheme (the “Pension Scheme”) is in compliance, and has been operated in accordance with, all Applicable Laws and regulations relating to the Pension Scheme, including, without limitation, any applicable provisions of the Pensions Act 2008, (ii) the Pension Scheme is a registered pension scheme within the meaning of s.150(2) Finance Act 2004 and, to the Knowledge of the Company, there is no reason why His Majesty’s Revenue and Customs would reasonably be expected to withdraw such registration, (iii) all contributions and expenses in respect of the Pension Scheme have been paid on the due dates and at the rates in accordance with the terms of the Pension Scheme and in the schedule of contributions currently applicable to the Pension Scheme, (iv) no contributions are payable in arrears, and there is no outstanding or contingent liability which may be attributable to the Company or its Subsidiaries to meet any expenses in respect of the Pension Scheme which have already been incurred, other than expenses in the ordinary course of administration of the Pension Scheme, (v) no notifiable event for the purposes of s.69 Pensions Act 2004 has occurred in relation to the Pension Scheme which has not been duly notified to the applicable Governmental Entity or which has fallen within directions issued by the applicable Governmental Entity under s.69(1) Pensions Act 2004, and (vi) no event has taken place which has resulted or will or may result in the commencement of the winding up of the Pension Scheme (or any part of it).
Section 3.20   Insurance.   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, the Company and its Subsidiaries maintain insurance policies with reputable insurance carriers against all risks of a character and in such amounts as are usually insured against by similarly situated companies in the same or similar businesses. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect: (a) each insurance policy of the Company and its Subsidiaries is in full force and effect and (b) none of the Company or its Subsidiaries is in default under any provisions of any such policy of insurance nor has any of the Company or its Subsidiaries received notice of cancellation of or cancelled any such insurance since December 31, 2022.
Section 3.21   Affiliate Transactions.   There are no transactions, agreements, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any director or executive officer of the Company, on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act with respect to the Company other than ordinary course of business employment agreements and similar employee arrangements.
Section 3.22   Labor Matters.
(a)   Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, there is no, and since December 31, 2022, there has not been any, strike, lockout, slowdown,

work stoppage, unfair labor practice or other labor dispute, or arbitrations or grievances pending or, to the Knowledge of the Company, threatened, that may interfere in any material respect with the respective business activities of the Company or any of its Subsidiaries or prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated by this Agreement. The Company and each of its Subsidiaries is in compliance with all Applicable Laws regarding labor, employment and employment practices, wages and hours (including classification of employees, discrimination, harassment and equitable pay practices), and occupational safety and health, including the appropriate classification of all current or former Company Employees as “exempt” or “non-exempt” and the payment of appropriate overtime, except as would not, individually or in the aggregate, have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has incurred any obligation or liability under the Worker Adjustment and Retraining Notification Act of 1988 or any similar state or local Applicable Law that remains unsatisfied, except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(b)   There are no pending, or, to the Company’s Knowledge, threatened material Proceedings against the Company or any of its Subsidiaries with respect to the classification or misclassification of Company Employees.
(c)   To the Company’s Knowledge, since December 31, 2021, no allegations of harassment have been made against any individual in his or her capacity as (i) an officer of the Company or any of its Subsidiaries, or (ii) a member of the Board of Directors of the Company or any of its Subsidiaries.
Section 3.23   Privacy; Data Security.   Since December 31, 2022, except as would not, individually or in the aggregate, have a Company Material Adverse Effect, (a) the Company and its Subsidiaries are in compliance with (i) all applicable Privacy Laws, (ii) all of the Company’s and its Subsidiaries’ written, public facing policies regarding Personal Information (“Privacy Policies”), and (iii) all of the Company’s and its Subsidiaries’ contractual obligations with respect to the receipt, collection, compilation, use, storage, processing, sharing, safeguarding, security (technical, physical and administrative), disposal, destruction, disclosure, or transfer (including cross-border) of Personal Information; (b) no Privacy Policies of the Company and its Subsidiaries have contained any material omissions or been misleading or deceptive; (c) the Company and its Subsidiaries have implemented and at all times maintained reasonable safeguards, consistent with practices in the industry in which the Company and its Subsidiaries operate, to protect Personal Information and other confidential data in their possession or under their control against loss, theft, misuse or unauthorized access, use, modification or disclosure and to protect the confidentiality, integrity and security of the IT Systems from potential unauthorized use, access, interruption or modification by third parties in a manner that would violate any Applicable Law; (d) the Company and its Subsidiaries have taken commercially reasonable steps to ensure that any third party to whom the Company and its Subsidiaries have granted access to Personal Information collected by or on behalf of the Company and its Subsidiaries has implemented and maintained the same; (e) there have been no breaches or security incidents (including any unauthorized or improper access to or use or corruption of any of the IT Systems), or misuse of or unauthorized access to or disclosure of any Personal Information in the possession or control of the Company and its Subsidiaries or collected, used or processed by or on behalf of any of the Company and its Subsidiaries; (f) the Company and its Subsidiaries have not provided or been legally required to provide any notices to any Person in connection with any such breaches, security incidents, or misuse of or unauthorized access to or disclosure of any Personal Information in the possession or control of the Company and its Subsidiaries or collected, used or processed by or on behalf of any of the Company and its Subsidiaries; and (g) neither the Company nor any of its Subsidiaries has received any written notice of any claims (including written notice from third parties acting on its behalf), of, or been charged with, the violation of, any Privacy Laws, applicable Privacy Policies, or contractual commitments with respect to Personal Information.
Section 3.24   No Brokers.   Other than Goldman Sachs & Co. LLC (“Goldman”), there is no broker, finder or similar intermediary that is entitled to any broker’s, finder’s or similar fee or other commission from the Company or its Subsidiaries in connection with this Agreement or the transactions contemplated hereby. The Company has heretofore furnished to Parent a complete and correct copy of all agreements between the Company and Goldman pursuant to which Goldman would be entitled to any payment relating to the transactions contemplated hereby.

Section 3.25   Takeover Statutes.   There are no “moratorium,” “control share acquisition,” “fair price,” “affiliate transactions,” or “business combination statute or regulation” or other similar state or other anti-takeover Applicable Laws applicable to the Merger.
Section 3.26   Opinion of Financial Advisors.   The Special Committee has received the opinion of Goldman Sachs & Co. LLC, dated as of the date of such opinion, to the effect that, as of such date, and subject to, among other things, the procedures followed, matters considered, and conditions, limitations, qualifications and assumptions set forth therein, the Merger Consideration to be paid to the holders (other than Parent, the Stockholder and their respective affiliates) of the Company Common Stock pursuant to this Agreement is fair from a financial point of view to such holders. A written copy of such opinion will be made available to Parent solely for informational purposes promptly following the execution of this Agreement.
Section 3.27   Board Approval.   The Board of Directors of the Company, acting upon the unanimous recommendation of the Special Committee, has unanimously (other than those directors recusing themselves in accordance with Applicable Law) (i) resolved, as required by the Companies Law, in the opinion of the directors voting for the resolution, that as required by Article 127E(1) of the Companies Law this Agreement and the transactions contemplated hereby (including the Merger) are in the best interests of the Company, (ii) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby (including the Merger), (iii) directed that the approval and adoption of this Agreement (including the Merger) be submitted to a vote at a meeting of the Company’s stockholders, and (iv) recommended the approval and adoption of this Agreement (including the Merger) by the Company’s stockholders pursuant to Article 127F(1) of the Companies Law. The Company hereby agrees to the inclusion in the proxy statement relating to the matters to be submitted to the holders of Company Common Stock at the Company stockholders meeting to approve the Merger (the “Company Stockholders Meeting”) (such proxy statement, and any amendments or supplements thereto, the “Proxy Statement”), of the recommendation of the Board of Directors of the Company described in this Section 3.27 (subject to the right of the Board of Directors of the Company (on the recommendation of the Special Committee) to withdraw, amend or modify such recommendation in accordance with Section 7.6)). The applicable members of the Board of Directors of the Company have resolved as required by Article 127E(3) of the Companies Law that the directors voting for the resolution are satisfied on reasonable grounds that they can properly make the solvency statement in respect of the Company as required under (A) Article 127E(5) of the Companies Law; and (B) Article 127E(6) of the Companies Law (if applicable).
Section 3.28   Vote Required.   The affirmative vote, where quorum is present, of the holders of at least two-thirds (2/3) of the shares of Company Common Stock present and voting either in person or by proxy at the Company Stockholders Meeting (the “Required Company Vote”) is the only vote of the holders of any class or series of the Company’s capital stock necessary to approve the Merger.
Section 3.29   No Improper Payments to Foreign Officials; Trade Laws.
(a)   Since December 31, 2020, (i) the Company and its Subsidiaries, directors, officers and employees have complied in all material respects with the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, as amended, the Corruption (Jersey) Law 2006, and any other U.S. or non-U.S. anticorruption or anti-bribery Applicable Laws (collectively, the “Anticorruption Laws”), and (ii) neither the Company, any Subsidiary of the Company nor, to the Knowledge of the Company, any of the Company’s directors, officers, employees, agents or other representatives acting on the Company’s behalf have, directly or indirectly, in each case, in violation in any material respects of the Anticorruption Laws (A) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (B) offered, promised, paid or delivered any unlawful fee, commission or other sum of money or item of value, however characterized, to any finder, agent or other party acting on behalf of or under the auspices of a governmental or political employee or official or governmental or political entity, political agency, department, enterprise or instrumentality, in the United States or any other country, (C) made any payment to any customer or supplier, or to any officer, director, partner, employee, or agent of any such customer or supplier, for the unlawful sharing of fees to any such customer or supplier or any such officer, director, partner, employee, or agent for the unlawful rebating of charges, (D) made any other unlawful payment or given any other unlawful consideration to any such customer or supplier or any such officer, director, partner, employee, or agent or (E) taken any action or made any omission in violation of any applicable law governing imports into or exports from the United States or any foreign country, or relating to economic sanctions or embargoes, corrupt practices, money laundering, or compliance with unsanctioned foreign boycotts.
(b)   Since December 31, 2020, the United States government has not notified the Company or any of its Subsidiaries in writing of any actual or alleged violation or breach of the Anticorruption Laws. To the Knowledge of the Company, none of the Company or any of its Subsidiaries is under investigation by any Governmental Entity for alleged violation(s) of the Anticorruption Laws. The Company and each Subsidiary of the Company has devised and maintained a system of internal controls, including an anti-corruption compliance program, reasonably designed to provide reasonable assurances that it and they are in material compliance with all applicable Anticorruption Laws.
(c)   Since December 31, 2020, no Investment Adviser Subsidiary, or to the Knowledge of the Company, any “covered associate” (as defined in Rule 206(4)-5 of the Investment Advisers Act) of an Investment Adviser Subsidiary has made a “contribution” to an “official” of a “government entity” (as such terms are defined in Rule 206(4)-5 of the Investment Advisers Act) in excess of the de minimis limits set forth in Rule 206(4)-5 of the Investment Advisers Act.
(d)   To the extent required by Applicable Law, the Company and each of its Subsidiaries have adopted and maintained “know-your-customer” and anti-money laundering programs and reporting procedures, and have complied in all material respects with the terms of such programs and procedures for detecting and identifying money laundering.
Section 3.30   Seed Capital Investments.   Schedule 3.30 of the Company Disclosure Schedule sets forth as of November 30, 2025, a true, complete and correct list of the Company’s Seed Capital Investments. Since November 30, 2025, the Company and its Subsidiaries have not sold or divested any Seed Capital Investment outside the ordinary course of business.
Section 3.31   No Other Representations or Warranties.   Except for the representations and warranties contained in this Article III, neither the Company nor any other Person on behalf of the Company makes any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and neither the Company nor any Person on behalf of the Company is making any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses or with respect to any other information made available to Parent or Merger Sub in connection with the transactions contemplated by this Agreement. Except for the representations and warranties expressly set forth in this Article III, the Company hereby disclaims all liability and responsibility for all projections, forecasts, estimates, data or information made, communicated or furnished (orally or in writing, including electronically) to Parent or any of Parent’s Affiliates or any representatives of Parent or any of Parent’s Affiliates, including omissions therefrom.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Except as set forth in the corresponding sections or subsections of the Parent Disclosure Schedule (or, pursuant to Section 10.2(b), as set forth in any section or subsection of the Parent Disclosure Schedule to the extent the applicability thereof is readily apparent from the face of the Parent Disclosure Schedule), Parent and Merger Sub hereby represent and warrant to the Company as follows:
Section 4.1   Organization.   Each of Parent and Merger Sub is duly organized or incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power to own its properties and assets and to conduct its businesses as now conducted except where the failure to be so qualified or in good standing in such jurisdiction would not, individually or in the aggregate, have a Parent Material Adverse Effect. Copies of the Parent Organizational Documents and the constitutional documents of Merger Sub, with all amendments thereto to the date of this Agreement, have been made available to the Company or its representatives, and such copies are accurate and complete as of the date of this Agreement. As of the Closing Date, Parent will be Tax resident and have its place of belonging for VAT purposes solely in the UK, and will have no branch, permanent establishment or similar Tax presence outside of the UK.

Section 4.2   No Conflict or Violation.   The execution, delivery and performance by Parent and Merger Sub of this Agreement do not and will not (i) violate or conflict with any provision of any Parent Organizational Document or any of the organizational documents of Merger Sub, (ii) subject to the receipt of any consents set forth in Section 4.3 (including Schedule 4.3), violate any provision of Applicable Law, (iii) subject to the receipt of any consents set forth in Section 4.3 (including Schedule 4.3) result in the creation or imposition of any Lien (other than any Permitted Lien) upon any of the assets, properties or rights of any of Parent or Merger Sub or any of Parent’s other Subsidiaries or (iv) violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under or result in or give to others any rights of cancellation, modification, amendment, or acceleration under, any Contract, agreement, lease or instrument to which Parent or Merger Sub or any of Parent’s other Subsidiaries is a party or by which it is bound or to which any of its properties or assets is subject, except in each case with respect to clauses (ii), (iii) and (iv), for any such violations, breaches, defaults or creation or imposition of any Liens, that would not, individually or in the aggregate, have a Parent Material Adverse Effect.
Section 4.3   Consents and Approvals.   No consent, waiver, authorization or approval of any Governmental Entity, and no declaration or notice to or filing or registration with any Governmental Entity, is necessary or required in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the performance by Parent and Merger Sub of their obligations hereunder, except for: (i) the filing of the Merger Filing Documents with the Jersey Registrar; (ii) compliance (including by making all notices or filings and obtaining all consents, waivers, authorizations or approvals) with any applicable requirements of the HSR Act and the other Regulatory Laws (including the expiration of the applicable waiting period thereunder); (iii) filings or notices required by, and any approvals required under the rules and regulations of, FINRA or any other self-regulatory organizations, including the NYSE and NFA; (iv) applicable requirements of the Securities Act and of the Exchange Act; (v) such consents, waivers, authorizations or approvals of any Governmental Entity or notice filing or registrations with any Governmental Entity, in each case, set forth on Schedule 4.3; and (vi) such consents, waivers, authorizations, approvals, declarations, notices, filings or registrations as will be obtained or made prior to the Closing or which, if not obtained or made, would not, individually or in the aggregate, have a Parent Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement.
Section 4.4   Authorization and Validity of Agreement.   Parent and Merger Sub have all requisite corporate power and authority to execute, deliver and perform their respective obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Merger Sub and the performance by Parent and Merger Sub of their respective obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of each of Parent and Merger Sub and each of Parent and Merger Sub has taken all other necessary corporate action for the approval of this Agreement by Parent or a Subsidiary of Parent as the sole stockholder of Merger Sub, and no other corporate proceedings on the part of either Parent or Merger Sub are necessary to authorize this Agreement and the transactions contemplated hereby (other than the filing the Merger Filing Documents). Parent or a Subsidiary of Parent, as sole stockholder of Merger Sub, will, following the execution and delivery of this Agreement (but in any event, no later than five (5) Business Days after the date hereof) by each of the parties hereto, adopt and approve this Agreement. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and, assuming due execution and delivery by the Company, shall constitute a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to (i) the effect of bankruptcy, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law).
Section 4.5   Ownership of Company Common Stock; Capitalization of Merger Sub.   Except as disclosed in the Schedule 13D filed prior to the date of this Agreement, neither Parent nor any Affiliate of Parent “beneficially owns” (as such term is defined for purposes of Section 13(d) of the Exchange Act) any shares of Company Common Stock. All of the issued shares in the capital of Merger Sub are validly issued, fully paid and nonassessable and are owned of record and beneficially by Parent, directly or indirectly. Parent has, as of the date of this Agreement and shall have on the Closing Date, valid and marketable title to all of the shares issued in the capital of Merger Sub free and clear of any Liens other than Permitted Liens. Such issued shares in the capital of Merger Sub are the sole issued securities of Merger Sub.
Section 4.6   Litigation.   Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect, there are no Proceedings pending or, to the Knowledge of Parent, threatened in writing, before any Governmental Entity, or before any arbitrator of any nature, brought by or against any of Parent or its Subsidiaries or any of their officers or directors involving or relating to Parent or its Subsidiaries, the assets, properties or rights of any of Parent and its Subsidiaries or the transactions contemplated by this Agreement. Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect, there is no judgment, decree, injunction, ruling or order of any Governmental Entity or before any arbitrator of any nature outstanding, or to the Knowledge of Parent, threatened in writing, against either of Parent or its Subsidiaries.
Section 4.7   No Brokers.   The Company will not be liable for any brokerage, finder’s or other fee or commission to any consultant, broker, finder or investment banker in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub.
Section 4.8   Guarantees.   Concurrently with the execution of this Agreement, Parent has delivered to the Company true, complete and correct copies of each executed Guarantee. The Guarantees are valid, binding and enforceable in accordance with their terms, and are in full force and effect, and none of the Guarantors is in default or breach under the terms and conditions of their respective Guarantee and no event has occurred that, with or without notice, lapse of time, or both, would reasonably be expected to constitute a default or breach or a failure to satisfy a condition precedent on the part of any such Guarantor under the terms and conditions of their respective Guarantee.
Section 4.9   Financing.   (a) Parent is a party to and has accepted a fully executed commitment letter dated as of December 21, 2025 (together with all exhibits and schedules thereto, the “Debt Commitment Letter”) from the lenders party thereto (collectively, the “Lenders”) pursuant to which the Lenders have agreed, subject to the terms and conditions thereof, to provide debt financing in the amounts set forth therein. The debt financing committed pursuant to the Debt Commitment Letter is collectively referred to in this Agreement as the “Debt Financing.”
(b)   Parent is a party to and has accepted a fully executed commitment letter dated as of December 21, 2025 (together with all exhibits, annexes and schedules thereto, the “Preferred Equity Commitment Letter”) from the investor party thereto (collectively, the “Preferred Equity Investor”) pursuant to which the Preferred Equity Investor has agreed, subject to the terms and conditions thereof, to purchase preferred equity to be issued by Jupiter Topco LLC, a Jersey limited liability company, in the amounts set forth therein. The preferred equity committed pursuant to the Preferred Equity Commitment Letter is collectively referred to in this Agreement as the “Preferred Equity Financing.”
(c)   Parent is a party to and has accepted fully executed equity commitment letters, dated as of the date of this Agreement, from the Trian Equity Investors, the GC Investor and the QIA Investor (the “Equity Investors”) (the “Equity Commitment Letters” and, together with the Debt Commitment Letter and the Preferred Equity Commitment Letter, the “Commitment Letters”), pursuant to which, on the terms and subject to the conditions set forth therein, the Equity Investors have agreed to invest in Parent the amount set forth therein. The equity financing committed pursuant to the Equity Commitment Letters is referred to in this Agreement as the “Equity Financing.” The Equity Financing, the Debt Financing and the Preferred Equity Financing are collectively referred to as the “Financing.” Each Equity Commitment Letter provides that the Company is an express third-party beneficiary of, and entitled to enforce, such Equity Commitment Letter.
(d)   Parent has delivered to the Company a true, complete and correct copy of the executed Commitment Letters and any fee letters related thereto (collectively, the “Fee Letters” and each, a “Fee Letter”), subject, in the case of such Fee Letters, to redaction in a customary manner to remove only those items related to existence and/or amount of fees, pricing terms, pricing caps, “market flex” provisions and other economic terms and commercially sensitive information set forth therein, which redacted information could not adversely impact conditionality, enforceability, the amount or availability of the Financing.

(e)   Except as expressly set forth in the Commitment Letters, there are no conditions precedent to the obligations of the Lenders, the Preferred Equity Investor and the Equity Investors to provide the Financing or any contingencies that would permit the Lenders, Preferred Equity Investor or the Equity Investors to reduce the aggregate principal amount of the Financing, other than those set forth in the Commitment Letters and the related Fee Letters. Assuming the accuracy of the representations and warranties set forth in Article III and the performance by the Company of its obligations under this Agreement, including the obligations set forth in Section 5.3 and Section 5.4, as of the date hereof, Parent does not have any reason to believe that it will be unable to satisfy on a timely basis all terms and conditions to be satisfied by it in any of the Commitment Letters on or prior to the Closing Date, nor does Parent have knowledge that any Lender, Preferred Equity Investor or Equity Investor will not perform its obligations thereunder. There are no legally binding side letters, understandings or other agreements, contracts or arrangements of any kind relating to the Commitment Letters or the Financing that would reasonably be expected to adversely affect the conditionality, enforceability, availability, termination or amount of the Financing.
(f)   The Financing, when funded in accordance with the Commitment Letters and giving effect to any “flex” provision contained in the Debt Commitment Letter or the related Fee Letter (including with respect to fees and original issue discount), shall provide Parent with cash proceeds on the Closing Date sufficient for the satisfaction of all of Parent’s obligations under this Agreement and the Commitment Letters, including the payment of the aggregate Merger Consideration, and any fees and expenses and other amounts of or payable by Parent or Merger Sub or Parent’s other Affiliates at the Closing, and for any repayment or refinancing of any outstanding indebtedness of the Company and/or its Subsidiaries contemplated by, or required in connection with the transactions described in, this Agreement or the Commitment Letters (such amounts, collectively, the “Financing Amounts”).
(g)   As of the date hereof, the obligations set forth in the Commitment Letters constitute the legal, valid, binding and enforceable obligations of Parent and, to the Knowledge of Parent, the other parties thereto (as applicable) and such Commitment Letters are legal, valid, binding and enforceable in accordance with their terms and are in full force and effect, subject to bankruptcy, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law). To the Knowledge of Parent, assuming the accuracy of the representations and warranties set forth in Article III and the performance by the Company of its obligations under this Agreement, including the obligations set forth in Section 5.3 and Section 5.4, as of the date hereof, no event has occurred which (with or without notice, lapse of time or both) constitutes, or could constitute, a default, breach or failure to satisfy a condition by Parent under the terms and conditions of the Commitment Letters. Assuming the accuracy of the representations and warranties set forth in Article III and the performance by the Company of its obligations under this Agreement, including the obligations set forth in Section 5.3 and Section 5.4, as of the date hereof, Parent does not have any reason to believe that any of the conditions to the Financing will not be satisfied by Parent on a timely basis or that the Financing will not be available to Parent on the Closing Date. Parent has paid in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Commitment Letters and the Fee Letter on or before the date of this Agreement, and will pay in full any such amounts due on or before the Closing Date as and when due. As of the date hereof, the Commitment Letters have not been modified, amended or altered and none of the respective commitments under any of the Commitment Letters have been terminated, reduced, withdrawn or rescinded in any respect; provided that the existence or exercise of “market flex” provisions contained in the Fee Letter shall not constitute an amendment or modification of the Debt Commitment Letter.
(h)   In no event shall the receipt or availability of any funds or financing (including the Financing) by Parent or any of its Affiliates or any other financing or other transactions be a condition to any of Parent’s or Merger Sub’s obligations under this Agreement.
Section 4.10   Solvency.   No transfer of property is being made, and no obligation is being incurred in connection with the transactions contemplated by this Agreement or the other Transaction Documents, with the intent to hinder, delay or defraud either present or future creditors of Parent, the Company or any of their respective Subsidiaries. Immediately after giving effect to the consummation of the transactions contemplated by this Agreement (including any financings being entered into in connection therewith):

(a)   the Fair Value of the assets of Parent and its Subsidiaries, taken as a whole, shall be greater than the total amount of Parent’s and its Subsidiaries’ liabilities (including all liabilities, whether or not reflected in a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed), taken as a whole;
(b)   Parent and its Subsidiaries, taken as a whole, shall be able to pay their debts and obligations in the ordinary course of business as they become due; and
(c)   Parent and its Subsidiaries, taken as a whole, shall have adequate capital to carry on their businesses and all businesses in which they are about to engage.
(d)   For the purposes of this Section 4.10, “Fair Value” means the amount at which the assets (both tangible and intangible), in their entirety, of Parent and its Subsidiaries would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.
Section 4.11   Board Approval.   The Board of Directors of Parent and Merger Sub, at a meeting duly called and held, by unanimous vote (i), as required by Article 127E(1) of the Companies Law, determined that this Agreement and the transactions contemplated hereby and thereby, including the Merger, are in the best interests of Parent and Merger Sub (as applicable) and, in the case of Merger Sub only, as required by Article 127E(3) of the Companies Law, the directors voting for the resolution were satisfied on reasonable grounds that they can properly make the solvency statement in respect of the Merger Sub as required under (A) Article 127E(5) of the Companies Law; and (B) Article 127E(6) of the Companies Law (if applicable), and (ii) approved this Agreement and the transactions contemplated hereby, including the Merger.
Section 4.12   Certain Arrangements.   Except as disclosed in the Schedule 13D filed prior to the date of this Agreement, as of the date of this Agreement, there are no contracts or arrangements between Parent and its Affiliates (including Trian Fund Management, L.P. and General Catalyst Group Management, LLC and their respective Affiliates), on the one hand, and any director, officer, employee or stockholder of the Company or the Board of Directors of the Company, on the other hand, with respect to the Company or the transactions contemplated hereby.
Section 4.13   Eligibility; Disqualification.
(a)   None of Parent or any of its Subsidiaries, or any officer, director or employee thereof or, to the Knowledge of Parent, any other “affiliated person” (as defined in the Investment Company Act) thereof is ineligible pursuant to Section 9(a) or 9(b) of the Investment Company Act to serve in any capacity referred to in Section 9(a) thereof to a Public Fund, nor is there any Proceeding pending or, to the Knowledge of the Parent, threatened in writing, by any Governmental Entity or Self-Regulatory Organization, which would reasonably be expected to become the basis for any such ineligibility. None of Parent or any of its Subsidiaries, or any officer, director or employee thereof or, to the Knowledge of Parent, any other “associated person” (as defined in the Advisers Act) thereof is ineligible pursuant to Section 203 of the Advisers Act to serve as a registered investment adviser or as an associated person of a registered investment adviser, nor is there any Proceeding pending or, to the Knowledge of Parent, threatened in writing, by any Governmental Entity or Self-Regulatory Organization, which would reasonably be expected to become the basis for any such ineligibility. Except as would not, individually or in the aggregate, have a Parent Material Adverse Effect, none of Parent, any of its Subsidiaries or any officer or director thereof is subject to any of the disqualifying events listed in Rule 506(d) of Regulation D under the Securities Act.
(b)   None of Parent or any of its Subsidiaries is, nor is any Affiliate of any of them, nor is any of their respective “associated persons” (as defined in the Exchange Act(i) ineligible or disqualified pursuant to Section 15(b) of the Exchange Act to act as a broker-dealer or as an “associated person” of a registered broker-dealer or (ii) is subject to a “statutory disqualification” (as defined in Section 3(a)(39) of the Exchange Act), “heightened supervision” under the rules of FINRA, or subject to a disqualification that would, following the Closing, be a basis for censure, limitations on the activities, functions or operations of, or suspension or revocation of the registration of any of the Company Broker-Dealer Subsidiaries as broker-dealers, municipal securities dealers, government securities brokers or government securities dealers under Section 15, Section 15B or Section 15C of the Exchange Act, or performing similar functions under the Applicable Laws of other jurisdictions, and there is no formal proceeding or written notice of investigation (or, to Parent’s Knowledge, any informal proceeding or investigation) by any Governmental Entity or Self-Regulatory Organization, whether preliminary or otherwise, that is reasonably likely to result in, any such censure, limitation, suspension or revocation, except, in each case, as would not, individually or in the aggregate, have a Parent Material Adverse Effect.
Section 4.14   No Other Representations or Warranties.   Except for the representations and warranties contained in this Article IV, the representations of the Equity Investors, Preferred Equity Investor and the Lenders under the Commitment Letters, the representations of the Guarantors under their respective Guarantees and the representations of the Stockholder, Jupiter Topco LLC, Jupiter Acquisition Limited and Jupiter Company Limited contained in the Voting and Rollover Agreement, none of Parent, Merger Sub or any other Person on behalf of Parent or Merger Sub makes any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and neither Parent nor Merger Sub nor any person on behalf of Parent, and Merger Sub is making any express or implied representation or warranty with respect to Parent and Merger Sub or with respect to any other information made available to the Company in connection with the transactions contemplated by this Agreement. Except for the representations and warranties expressly set forth in this Article IV, Parent hereby disclaims all liability and responsibility for all projections, forecasts, estimates, data or information made, communicated or furnished (orally or in writing, including electronically) to the Company or any of the Company’s Affiliates or any representatives of the Company or any of the Company’s Affiliates, including omissions therefrom.
ARTICLE V
COVENANTS OF THE COMPANY
The Company hereby covenants as follows:
Section 5.1   Conduct of Business Before the Closing Date.
(a)   The Company covenants and agrees that, during the period from the date of this Agreement to the earlier of the termination of this Agreement in accordance with its terms and the Effective Time (except as otherwise specifically contemplated by the terms of this Agreement, as necessary to comply with Applicable Law or as set forth on Schedule 5.1(a)), unless Parent shall otherwise consent in writing (which shall not be unreasonably delayed, withheld or conditioned): (x) the businesses of the Company and its Subsidiaries shall be conducted, in all material respects, in the ordinary course of business; and (y) the Company shall use its commercially reasonable efforts to, and shall cause its Subsidiaries to use their commercially reasonable efforts to, conduct their businesses in all material respects in compliance with Applicable Law and continue to maintain and preserve in all material respects, their respective assets, properties, rights and operations and the business organization and current business relationships of the Company and its Subsidiaries; provided, however, that no action with respect to matters specifically addressed by any provision of the following sentence shall be deemed a breach of the covenants contained in this sentence unless such action would constitute a breach of such specific provision in the following sentence. Without limiting the generality of the foregoing, neither the Company nor any of its Subsidiaries shall (except as specifically contemplated by the terms of this Agreement, as necessary to comply with Applicable Law or as set forth on Schedule 5.1(a)), between the date of this Agreement and the earlier of the termination of this Agreement in accordance with its terms and the Effective Time, directly or indirectly, do any of the following without the prior written consent of Parent (which shall not be unreasonably delayed, withheld or conditioned other than with respect to clauses (ii), (iii), (iv), (v) or (xiii) below, solely if they would be implicated with respect to the acquisitions of any businesses):
(i)   make any change in any of its organizational documents (other than ministerial changes);
(ii)   other than pursuant to the terms of Company RSU Awards or Company PSU Awards, in each case outstanding on the date hereof or as may be granted after the date of this Agreement as expressly permitted under Section 5.1(a)(vi) of the Company Disclosure Schedule or pursuant to elections under the ESPP, UK SAYE or UK BAYE, in each case in effect on the date hereof, issue any additional shares of capital stock, membership interests or partnership interests or other equity securities or grant any option, warrant or right to acquire any capital stock, membership interests or partnership interests or other equity securities or issue any security convertible into or exchangeable for such securities or alter in any way any of its outstanding securities or make any change in outstanding shares of capital stock, membership interests or partnership interests or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;
(iii)   (A) make any sale, assignment, transfer, abandonment, sublease, failure to renew (where terms that are materially consistent with (or more favorable than) those as of the date hereof are available), license, or other conveyance of any material asset or Company Property (other than sales of products or services, non-exclusive licenses of Company Owned Intellectual Property granted, or failures to renew Intellectual Property registrations that do not have material value, in each case, in the ordinary course of business) or (B) subject any of its assets, properties or rights to any Lien (other than Permitted Liens), in each case of this clause (B), that have a fair market value in excess of $5,000,000 individually or $20,000,000 in the aggregate, except, in each case (of clause (A) and (B), for clarity), (1) pursuant to Contracts or commitments in effect on the date of this Agreement (or entered into after the date of this Agreement without violating the terms of this Agreement), (2) any of the foregoing with respect to obsolete or worthless equipment in the ordinary course of business, (3) in relation to mortgages, liens and pledges to secure Indebtedness for borrowed money permitted to be incurred under Section 5.1(a)(viii) and guarantees thereof or (4) for any transactions among the Company and any Subsidiaries of the Company in the ordinary course of business;
(iv)   (A) redeem, purchase or otherwise acquire, directly or indirectly, any shares of the capital stock of the Company, other than in connection with (1) the exercise of SAYE Options and acquisition of shares under the UK BAYE, (2) required Tax withholding in connection with the exercise of SAYE Options, acquisition of shares under the UK BAYE or the vesting or settlement of Company RSU Awards or Company PSU Awards, and (3) forfeitures of Company RSU Awards or Company PSU Awards, pursuant to their terms as in effect on the date of this Agreement; (B) declare, set aside or pay any dividends or other distribution in respect of shares of the capital stock of the Company (other than declaring, setting aside or paying dividends payable by any direct or indirect Subsidiary of the Company to the Company or any of its Subsidiaries); or (C) other than as required by the terms thereof, repurchase any of the Company’s Indebtedness;
(v)   (A) enter into any Contract that would require capital expenditures in excess of $10,000,000 individually or $20,000,000 in the aggregate, or (B) acquire, lease or sublease any material assets or material properties (including any material real property) other than, in each case, in the ordinary course of business;
(vi)   except as required by Applicable Law or pursuant to the terms of any Benefit Plan in effect as of the date of this Agreement or as modified to the extent permitted by this Section 5.1(a)(vi), (A) increase the compensation or consulting fees, bonus or employee benefits or severance or termination pay of any employee of the Company with an annual base salary of $500,000 or above, (B) become a party to, enter into, establish, adopt, materially amend, commence participation in or terminate any Benefit Plan or any arrangement that would have been a Benefit Plan had it been entered into prior to the date of this Agreement (other than individual offer letters with (i) no severance, retention or change in control payments and (ii) no other benefits that materially deviate from form agreements that have been made available to Parent), (C) grant any new awards, or amend or modify the terms of any outstanding awards under any Benefit Plan, (D) take any action to accelerate the vesting or lapsing of restrictions or payment, or fund or in any other way secure the payment, of compensation or benefits under any Benefit Plan, (E) forgive any loans or issue any loans to any Company Employee other than routine travel advances issued in the ordinary course of business, (F) hire any employee or engage any individual independent contractor of the Company with an annual base salary or wage rate or consulting fees in excess of $500,000, or promote any current Company Employee into such a role, (G) terminate the employment of any Company Employee (other than for “cause”) with an annual base salary or wage rate or consulting fees in excess of $500,000 or (H) become a party to, establish, adopt, amend, commence participation in or terminate any collective bargaining agreement or other agreement with a labor union, labor organization, works council or similar organization;
(vii)   except in the ordinary course of business, enter into any agreement or obligation which purports to restrict the ability of the Company or any Subsidiary of the Company to (A) compete in any business or with any Person in any geographical area or (B) provide any type of service, in each case in a manner that is material to the Company or any of its Subsidiaries, taken as a whole;
(viii)   incur any Indebtedness or lend money to any Person (other than to the Company or to any Wholly Owned Subsidiaries of the Company), except for (A) Indebtedness not to exceed $20,000,000 in the aggregate; (B) Indebtedness in replacement of existing Indebtedness, provided that the replacement Indebtedness does not increase the aggregate amount of Indebtedness permitted to be outstanding under the replaced Indebtedness; (C) guarantees by the Company of Indebtedness of any Subsidiary of the Company and guarantees by any Subsidiary of the Company of Indebtedness of the Company or any other Subsidiary of the Company, in each case, in the ordinary course of business; (D) intercompany Indebtedness among one or more of the Company and any Wholly Owned Subsidiaries of the Company (or among any Wholly Owned Subsidiaries of the Company) or (E) making borrowings under the Company’s revolving credit facility (as existing on the date of this Agreement) in an amount not to exceed $75,000,000;
(ix)   make any material change in any method of financial accounting or financial accounting policies or procedures currently in effect, except for any such change required by GAAP;
(x)   (A) cause any Public Fund that holds itself out as qualifying as a “regulated investment company” under Section 851 of the Code to fail to so qualify, and, (B) except as required by law or in the ordinary course of business, (1) initiate any material modification to the prospectus and other offering, advertising and marketing materials, as amended or supplemented, of any Public Fund to effect any material change to the investment objectives or investment policies of such Public Fund, (2) effect any merger, consolidation or other reorganization of any Public Fund or (3) launch any new Public Fund or other Fund;
(xi)   except in the ordinary course of business (A) make or change any material Tax election, (B) change any annual Tax accounting period or adopt or change any method of Tax accounting, (C) file any amended material Tax Return, (D) enter into any closing agreement with respect to a material amount of Tax, (E) settle any material Tax claim or assessment relating to the Company or any of its Subsidiaries, or (F) surrender any right to claim a refund of material Taxes;
(xii)   settle, release or forgive any claim, outside of the ordinary course of business, requiring net payments to be made by the Company or any of its Subsidiaries in excess of $10,000,000 individually or $30,000,000 in the aggregate, or settle or resolve any claim against the Company or any of its Subsidiaries on terms that require the Company or any of its Subsidiaries to materially alter its existing business practices, in each case other than any claim with respect to Taxes, which shall be governed by Section 5.1(a)(xi);
(xiii)   take any action that would reasonably be expected to result in any Company Broker-Dealer Subsidiary (i) maintaining an amount of net capital less than the amount required to be maintained by such Company Broker-Dealer Subsidiary under Rule 15c3-1 of the Exchange Act, as agreed to with FINRA and any other Governmental Entity or (ii) being required to file notice under Rule 17a-11 under the Exchange Act; or
(xiv)   commit to do any of the foregoing.
(b)   Nothing contained in this Agreement shall give to Parent or Merger Sub, directly or indirectly, rights to control or direct the operations of the Company or its Subsidiaries prior to the Closing Date. Prior to the Closing Date, the Company and its Subsidiaries shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its and its Subsidiaries’ operations.

(c)   The Company has delivered to Parent its good faith calculation of Base Date Assets Under Management and Base Date Revenue Run-Rate as an excel file located at 6.28 of the electronic data room established by the Company in connection with the Merger. The Company shall provide any reasonable supporting detail requested by Parent with respect to the calculations thereof. The Company shall consider in good faith any comments of Parent to the calculation of Base Date Assets Under Management and Base Date Revenue Run-Rate, and incorporate such comments as mutually agreed into the Base Date Assets Under Management and Base Date Revenue Run-Rate used for purposes of this Agreement.
(d)   Following the satisfaction of the conditions set forth in Section 8.1(a), Section 8.1(c) and Section 8.1(d) (with respect to Antitrust Laws), the Company shall, and shall cause its Subsidiaries to, cooperate and consult with Parent to develop artificial intelligence initiatives for implementation by the Company.
Section 5.2   Notice of Breach.   From and after the date of this Agreement and until the earlier to occur of the Closing Date or the termination of this Agreement pursuant to Article IX hereof, the Company shall as promptly as reasonably practicable provide written notice to Parent with reasonable detail upon having Knowledge of the existence of any event or circumstance that would reasonably be expected to cause any condition to the obligations of any party hereto to effect the transactions contemplated by this Agreement not to be satisfied; provided, that the failure of the Company to comply with this Section 5.2 shall not be given any effect for purposes of determining whether the conditions set forth in Article VIII have been satisfied.
Section 5.3   Financing Cooperation.
(a)   The Company shall, and shall cause its Subsidiaries to, and each of them shall use their reasonable best efforts to cause their respective representatives to use their reasonable best efforts to, provide customary cooperation, to the extent reasonably requested by Parent in writing, necessary for the completion of the Debt Financing and (if applicable) the Preferred Equity Financing, including:
(i)   furnishing to Parent, as promptly as reasonably practicable, all Required Information and all pertinent and customary financial or other information regarding the Company and its Subsidiaries reasonably requested in connection with the preparation of bank information memoranda, lenders’ presentations and other customary marketing materials relevant to the Debt Financing, including the confidential information memorandum contemplated by the Debt Commitment Letter;
(ii)   using reasonable best efforts to cause senior management of the Company, with appropriate seniority and expertise, to assist in preparation and participate in a reasonable number of meetings (including customary one-on-one meetings with the parties acting as lead arrangers, bookrunners or agents for, and prospective lenders and buyers of, the Debt Financing), presentations, road shows, sessions with rating agencies, due diligence sessions, drafting sessions and sessions between senior management and the Financing Parties in connection with the Debt Financing, in each case at reasonable times and with reasonable advance notice, and in each case which shall be virtual unless otherwise agreed to by the Company;
(iii)   (A) using reasonable best efforts to provide assistance with the preparation of materials for, as applicable rating agency presentations, bank information memoranda, syndication memoranda lender presentations and other customary marketing materials required in connection with the Debt Financing (collectively, the “Debt Marketing Materials”), (B) using reasonable best efforts to provide reasonable cooperation with the due diligence efforts of the Financing Parties to the extent reasonable and customary (and, to the extent applicable, subject to the limitations contained in this Agreement) and (C) providing customary authorization letters with respect to the Company authorizing the distribution of information to prospective lenders and investors (including customary 10b-5 and material non-public information representations);
(iv)   (A) using reasonable best efforts to obtain documents and deliver notices reasonably requested by Parent relating to the prepayment, termination or redemption (within the time periods required by the relevant governing agreement) of the existing indebtedness of the Company and the release of related liens and related guarantees, including the Payoff Letters provided for in Section 5.4(a) (it being understood and agreed that any prepayment is (and shall be) contingent upon the occurrence of the Closing and no actions shall be required which would obligate the Companies to complete such prepayment prior to the occurrence of the Closing) and (B) promptly, and in any event no later than four Business Days prior to the Closing, providing all documentation and other information that any lender, provider or arranger of any Debt Financing and/or the Preferred Equity Financing has reasonably requested in connection with such Debt Financing and/or the Preferred Equity Financing under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, Title III of Pub. L.107-56 (signed into law October 26, 2001, as amended from time to time) and the Customer Due Diligence Requirements for Financial Institutions issued by the U.S. Department of Treasury Financial Crimes Enforcement Network under the Bank Secrecy Act (such rule published May 11, 2016 and effective May 11, 2018, as amended from time to time), in each case, as requested at least nine Business Days prior to the Closing Date;
(v)   (A) assisting in the preparation, execution and delivery of definitive financing documents, including any credit agreement, guarantee and collateral documents, pledge and security documents, customary closing certificates and documents and back-up therefor and for legal opinions in connection with the Debt Financing and/or the Preferred Equity Financing (including executing and delivering a solvency certificate from the chief financial officer or treasurer (or other comparable officer) of the Company (in the form attached as Annex I to Exhibit C to the Debt Commitment Letter)) and other customary documents as may reasonably be requested by Parent or the Financing Parties and (B) using reasonable best efforts to facilitate the pledging of, granting of security interests in and liens on collateral in connection with the Debt Financing, but in no event shall any of the items described in the foregoing (A) and (B) be effective until as of or after the Closing;
(vi)   using reasonable best efforts to assist Parent in benefiting from the existing lending relationships of the Company;
(vii)   using reasonable best efforts to take all corporate, limited liability company, partnership or other similar actions reasonably requested by Parent to permit the consummation of the Debt Financing and/or the Preferred Equity Financing; provided that no such actions shall be required to be effective prior to the Closing; and
(viii)   if (A) (1) any of the financial statements included in the Required Information shall have been restated or (2) the Company issues a public statement indicating that the Company’s board of directors or similar governing body or PricewaterhouseCoopers LLP has determined that a restatement of any such financial statements is required and (B) the Company or PricewaterhouseCoopers LLP, as applicable, has not subsequently determined and confirmed in writing to Parent that no restatement shall be required in accordance with GAAP, furnishing Parent and the Financing Parties as soon as practicable and in any event prior to the Closing Date with such restated financial statements; and
(ix)   using reasonable best efforts to cooperate with Parent to satisfy the conditions precedent to the Debt Financing and/or the Preferred Equity Financing to the extent within the control of the Company; provided, that all such requested cooperation in clauses (i) through (ix) does not unreasonably interfere with the ongoing business or operations of the Company or any of its Affiliates.
(b)   Notwithstanding anything to the contrary in this Agreement, none of the Company nor any of its Affiliates shall be required to take or permit the taking of any action pursuant to this Section 5.3 that could: (i) require the Company or its Subsidiaries or any of their respective Affiliates or any persons who are officers or directors of such entities to pass resolutions or consents to approve or authorize the execution of the Debt Financing or Preferred Equity Financing or enter into, execute or deliver any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement (except (I) the authorization letters set forth in clause (iii)(C) above, (II) the prepayment, termination or redemption documents and notices set forth in clause (iv)(A) above and (III) the “know-your-customer” and anti-money laundering documents contemplated by clause (iv)(B) above)), (ii) cause any representation or warranty in this Agreement to be breached by the Company or any of its Affiliates, (iii) require the Company or any of its Affiliates to pay any commitment or other similar fee or incur any other expense, liability or obligation in connection with the Debt Financing or Preferred Equity Financing or otherwise incur any obligation under any agreement, certificate, document or instrument (except to the extent that such fees, expenses, obligations or liabilities is subject to the and conditioned upon the occurrence of Closing), (iv) reasonably be expected to cause any director, officer, employee or stockholder of the Company or any of its Affiliates to incur any personal liability, (v) reasonably be expected to conflict with the organizational documents of the Company or any of its Affiliates or any Applicable Law, (vi) reasonably be expected to result in a material violation or breach of, or a default (with or without notice, lapse of time, or both) under, any Material Contract to which the Company or any of its Affiliates is a party (other than any Material Contract entered into in contemplation hereof), (vii) provide access to or disclose information that the Company or any of its Affiliates determines would jeopardize any attorney-client privilege or other applicable privilege or protection of the Company or any of its Affiliates, (viii) require the delivery of any opinion of counsel, or (ix) require the Company or its Affiliates to prepare or deliver any (A) financial statements or other financial data (including selected financial data) for any period earlier than the year ended December 31, 2023, (B) financial information that the Company or its Affiliates do not maintain in the ordinary course of business, (C) information not reasonably available to the Company or its Affiliates under their respective current reporting systems or (D) (x) pro forma financial information or pro forma financial statements or (y) projections (the information described in clauses (A) through (D) is collectively referred to as the (“Excluded Information”). Nothing contained in this Section 5.3 or otherwise in this Agreement shall require the Company or any of its Affiliates, prior to the Closing, to be an issuer or other obligor with respect to the Debt Financing or Preferred Equity Financing. Parent shall, promptly on request by the Company, reimburse the Company and each of its Affiliates for all reasonable out-of-pocket costs incurred by them or their respective representatives in connection with such cooperation and shall reimburse, indemnify and hold harmless the Company and its Affiliates and their respective representatives on an after-Tax basis from and against any and all losses suffered or incurred by them in connection with the arrangement of the Debt Financing and Preferred Equity Financing, any action taken by them at the request of Parent or its representatives pursuant to this Section 5.3, Section 5.4(c) and Section 5.4(d) and any information used in connection therewith, except to the extent that any of the foregoing arises from (x) the bad faith, gross negligence or willful misconduct of, or material breach of this Agreement by, the Company or any of their respective representatives, as applicable, or (y) information provided by the Company or any of their respective representatives, as applicable, containing any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(c)   The parties hereto acknowledge and agree that the provisions contained in this Section 5.3 represent the sole obligation of the Company and its Subsidiaries with respect to cooperation in connection with the arrangement of any financing (including the Financing) to be obtained by Parent with respect to the transactions contemplated by this Agreement and the Commitment Letters, and no other provision of this Agreement (including the Exhibits and Schedules hereto) or the Commitment Letters shall be deemed to expand or modify such obligations. In no event shall the receipt or availability of any funds or financing (including the Financing) by Parent or any of its Affiliates or any other financing or other transactions be a condition to any of Parent’s obligations under this Agreement. Notwithstanding anything to the contrary in this Agreement, the Company will be deemed to be in compliance with this Section 5.3 and the Company’s breach of any of the covenants required to be performed by it under this Section 5.3 shall not constitute a breach or failure to perform by the Company for purposes of Section 8.2(b) unless and until (i) Parent provides written notice (the “Non-Cooperation Notice”) to the Company of any alleged failure to comply, or action or failure to act which constitutes a breach of Section 5.3(a), (ii) Parent includes in such Non-Cooperation Notice reasonable detail regarding the cooperation required to cure such alleged failure (which shall not require the Company or its Affiliates to provide any cooperation that it would not otherwise be required to provide under this Section 5.3), (iii) the Company fails to take the actions specified in such Non-Cooperation Notice within five (5) Business Days from receipt of such Non-Cooperation Notice and (iv) such breach or failure to perform has been the primary cause of the Debt Financing not being consummated or of Parent’s failure to receive the proceeds of the Debt Financing.

(d)   The Company shall, and shall cause its Affiliates to, supplement the Required Information on a reasonably current basis to the extent that any such Required Information, to the knowledge of the Company, when taken as a whole and in light of the circumstances under which such statements were made, contains any material misstatement of fact or omits to state any material fact necessary to make such information not materially misleading.
(e)   The Company hereby consents to the use of its logos, names and trademarks in connection with the Debt Financing; provided that such logos, names and trademarks are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or the reputation or goodwill of the Company.
(f)   At the reasonable request of Parent with the consent of the Company (not to be unreasonably withheld), the Company shall use reasonable best efforts to (i) file a Form 8-K with the SEC or (ii) post on Debtdomain, IntraLinks, SyndTrak Online or similar electronic means, disclosing information identified by Parent relating to the Company for purposes of permitting such information to be included in the Debt Marketing Materials to be provided to potential investors who do not wish to receive material nonpublic information with respect the Company or its securities.
Section 5.4   Termination of Indebtedness.
(a)   At least one (1) Business Day prior to the Closing Date, the Company shall, with respect to the Company Credit Agreement, deliver to the Parent executed copies of customary payoff letters or a voluntary cancellation notice, as applicable (“Payoff Letters”), drafts of which will be provided to Parent by the Company no later than two (2) Business Days prior to the Closing Date, which Payoff Letter shall (A) provide for the payment and/or cancellation in full of the total amount of Indebtedness due to such agent, lender and/or creditor as of the Closing (including accrued interest and any termination fees, prepayment fees, breakage costs, premiums, make-whole payments or penalties or other amounts due as a result of the consummation of the transactions contemplated by this Agreement), (B) release any guarantee obligations related to such Indebtedness and (C) be in form and substance reasonably satisfactory to Parent.
(b)   Contemporaneously with the Closing, Parent shall pay (or cause to be paid) to lenders under the Company Credit Agreement, the amount specified in the Payoff Letter with respect thereto (including after giving effect to any per diem amount specified therein, to the extent applicable) in cash in immediately available funds to the bank account(s) specified therein to discharge all obligations of the Company and its Subsidiaries outstanding under the Company Credit Agreement and to terminate the commitments thereunder.
(c)   Prior to the Closing Date, if requested by Parent, the Company shall cause Janus Henderson US to, with respect to the 2034 Indenture, (i) issue or cause to be issued one or more notices of optional redemption or similar notices (each of which shall provide that the redemption of the 2034 Notes shall be contingent upon the Closing) in respect of the then-outstanding 2034 Notes under the 2034 Indenture pursuant to the requisite provisions of the 2034 Indenture and (ii) take such other actions as it determines to be necessary or advisable (or that Parent reasonably requests) to facilitate redemption of the 2034 Notes at the Closing, including, but not limited to, the delivery, taking or making of all required documents, actions or payments (other than the deposit of funds in accordance with this paragraph) under the 2034 Indenture to effect the redemption of the 2034 Notes pursuant to the requisite provisions of the 2034 Indenture; provided that, in no event shall this Section 5.4(c) require the Company or any of its Subsidiaries to cause any redemption or termination of the 2034 Notes or the 2034 Indenture prior to the occurrence of the Closing (or, if the redemption cannot be effected on the Closing Date in compliance with the 2034 Indenture, then the earliest date possible after the Closing Date in compliance with the 2034 Indenture) (such notice and redemption documents, together with the Payoff Letters above, the “Payoff Documents”). No later than the date of redemption, Parent shall cause Janus Henderson US to deposit with the trustee under the 2034 Indenture the amount of funds required to effect such redemption (which amount, for the avoidance of doubt, shall constitute Indebtedness); provided that the amount of funds required to effect such redemption shall be paid solely with the proceeds of the Financing. Any notices delivered pursuant to this Section 5.4(c) and other related documents prepared by or on behalf of the Company or Janus Henderson US in connection therewith shall be subject to the prior review of, and opportunity for comment by, Parent and its counsel, and the Company or Janus Henderson US shall consider in good faith any comments provided by Parent or its counsel. Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries shall be required pursuant to this Section 5.4(c) to execute and deliver any document or instrument (or cause any document or instrument to be executed or delivered) not conditioned on or delivered substantially concurrently with the occurrence of the Closing.
(d)   Between the date of this Agreement and the Closing Date, the Company shall, and shall cause its Subsidiaries to, with respect to the 2034 Notes and the 2034 Indenture:
(i)   if requested by Parent, cause Janus Henderson US to commence a consent solicitation with respect to the 2034 Notes to seek to obtain the requisite consents from holders of the 2034 Notes needed to amend, eliminate or waive certain sections of the 2034 Indenture specified by Parent (a “2034 Notes Consent Solicitation”) on such terms and conditions, including with respect to consent fees, that are proposed by Parent; provided that (w) Parent shall be responsible for preparation of the 2034 Notes Consent Solicitation Documents (as defined below), (x) Parent shall consult with the Company and afford the Company and its counsel a reasonable opportunity to review and comment on the necessary consent solicitation statement, supplemental indenture and other related documents in connection with such 2034 Notes Consent Solicitation (the “2034 Notes Consent Solicitation Documents”) and Parent will consider in good faith the comments, if any, raised by the Company and its counsel, and (y) to the extent a 2034 Notes Consent Solicitation includes a consent fee or other consideration offered to holders, it shall be funded by Parent solely with the proceeds of the Financing. The Company shall provide, and use its best reasonable efforts to cause its representatives to provide, all cooperation reasonably requested by Parent in connection with a 2034 Notes Consent Solicitation, including appointing a solicitation agent selected by Parent; provided that the fees and out-of-pocket expenses of any solicitation agent and counsel to the Company will be paid directly by Parent; provided, further, that neither the Company nor any of its Subsidiaries nor counsel for the Company and its Subsidiaries shall be required to furnish any certificates, legal opinions or negative assurance letters in connection with a 2034 Notes Consent Solicitation (other than, in connection with the execution of any 2034 Notes Supplemental Indenture (as defined below) relating to the applicable 2034 Notes Consent Solicitation, with respect to which the Company or its Subsidiaries shall (x) deliver customary officer’s certificates and (y) cause legal counsel for the Company and its Subsidiaries to deliver customary legal opinions to the trustee under the applicable indenture in the form required by the 2034 Indenture). The Company shall waive any of the conditions to any 2034 Notes Consent Solicitation as may be reasonably requested by Parent (other than the condition that any proposed amendments set forth therein shall not become operative until the Closing), so long as such waivers would not cause such 2034 Notes Consent Solicitation to violate Applicable Law, including SEC rules and regulations, and to not, without the prior written consent of Parent, waive any condition to any 2034 Notes Consent Solicitation or make any material change, amendment or modification to the terms and conditions of any 2034 Notes Consent Solicitation other than as directed by Parent. Promptly following the expiration of a 2034 Notes Consent Solicitation, assuming the requisite consent from the holders of the 2034 Notes (including from Persons holding proxies from such holders) has been received and certified by the solicitation agent, the Company or Janus Henderson US shall cause an appropriate supplemental indenture (the “2034 Notes Supplemental Indenture”) to become effective providing for the amendments of the 2034 Indenture contemplated in the 2034 Notes Consent Solicitation Documents; provided, however, that notwithstanding the fact that a 2034 Notes Supplemental Indenture may become effective earlier, the proposed amendments set forth therein shall not become operative until the Closing. The form and substance of the 2034 Notes Supplemental Indenture shall be reasonably satisfactory to Parent. The consummation of any 2034 Notes Consent Solicitation shall not be a condition to Closing;
(ii)   if requested by Parent, cause Janus Henderson US to commence a tender offer and/or an exchange offer as specified by Parent, with respect to all of the outstanding 2034 Notes, on such terms and conditions, including pricing terms, that are proposed, from time to time, by Parent (a “2034 Notes Offer”); provided that (i) Parent shall be responsible for preparation of the 2034 Notes Offer Documents (as defined below), (ii) Parent shall consult with the Company and afford the Company and its counsel a reasonable opportunity to review and comment on the necessary registration statement, offering document, offer to purchase, related letter of transmittal, supplemental indenture, to the extent applicable, and other related documents in connection with such 2034 Notes Offer (the “2034 Notes Offer Documents”) and the material terms and conditions of any 2034 Notes Offer and Parent will consider in good faith the comments, if any, raised by the Company and its counsel and (iii) Parent shall, or shall cause Janus Henderson US to, pay the purchase price related to such 2034 Notes Offer, including any premium, solely with the proceeds of the Financing. The terms and conditions specified by Parent for the 2034 Notes Offer shall be in compliance with the 2034 Indenture and any Applicable Laws, including SEC rules and regulations. The closing of a 2034 Notes Offer, if any, shall be expressly conditioned on the occurrence of the Closing, and, in accordance with the terms of such 2034 Notes Offer, the Company shall cause Janus Henderson US to accept for purchase, and purchase, the 2034 Notes validly tendered and not validly withdrawn in such 2034 Notes Offer (provided, however, that notwithstanding the fact that any proposed amendments to the 2034 Indenture set forth in any 2034 Notes Offer Document may become effective earlier, such proposed amendments shall not become operative until the Closing). The Company shall provide, and use its reasonable best efforts to cause its representatives to provide, all cooperation reasonably requested by Parent in connection with any 2034 Notes Offer, including appointing a dealer manager selected by Parent; provided that the fees and out-of-pocket expenses of any dealer manager and counsel to the Company will be paid directly by Parent; provided, further, that neither the Company nor any of its Subsidiaries nor counsel for the Company and its Subsidiaries shall be required to furnish any certificates, legal opinions or negative assurance letters in connection with a 2034 Notes Offer. Any 2034 Notes Offer shall comply in all material respects with the applicable requirements of the Exchange Act and the Securities Act, including, as applicable, Rule 14e-1 and the Trust Indenture Act, any other Applicable Law, it being understood that the Company or its Subsidiaries shall not be required to take any action that does not comply with such Applicable Law. As applicable, the Company shall cause Janus Henderson US to waive any of the conditions to a 2034 Notes Offer as may be reasonably requested by Parent (other than the condition that the closing of a 2034 Notes Offer shall not be consummated until the Closing), so long as such waivers would not cause a 2034 Notes Offer to violate the Securities Act, the Exchange Act or any other Applicable Law, and shall not, without the prior written consent of Parent, waive any condition to a 2034 Notes Offer or make any material change, amendment or modification to the terms and conditions of a 2034 Notes Offer (including any extension thereof) other than as directed by Parent. If, at any time prior to the completion of a 2034 Notes Offer, the Company or any of its Subsidiaries, on the one hand, or Parent or any of its Subsidiaries, on the other hand, discovers any information that should be set forth in an amendment or supplement to the 2034 Notes Offer Documents, so that the 2034 Notes Offer Documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, such party that discovers such information shall promptly notify the other party, and an appropriate amendment or supplement prepared by Parent or its Subsidiaries describing such information shall be disseminated to the holders of the 2034 Notes. The consummation of any 2034 Notes Offer shall not be a condition to Closing;
(iii)   if requested by Parent, cause the Company and any Subsidiary to (x) enter into a supplemental indenture, any security arrangements (including any pledge and security documents, collateral trust agreement, intercreditor agreement and other customary security documents) and other related documents (the “2034 Notes Security Documents”) as contemplated by Section 4.03 of the 2034 Indenture in order for the 2034 Notes to be secured “equally and ratably” with the security interest that will secure all or any portion of the Debt Financing; provided that neither the Company nor any of its Subsidiaries nor counsel for the Company and its Subsidiaries shall be required to furnish any certificates, legal opinions or negative assurance letters in connection with the granting of any such liens on the 2034 Notes (other than, in connection with the execution of any supplemental indenture relating to the applicable 2034 Notes, with respect to which the Company or its Subsidiaries shall (x) deliver customary officer’s certificates and (y) cause legal counsel for the Company and its Subsidiaries to deliver customary legal opinions to the trustee under the applicable indenture in the form required by the 2034 Indenture) and (y) perform any actions as required by the trustee under the 2034 Indenture in order for the trustee under the 2034 Indenture to enter into any 2034 Notes Security Documents; provided that Parent shall be responsible for preparation of the 2034 Notes Security Documents; provided, further, that the effectiveness of any such documents or instruments shall be expressly conditioned on the Closing.
(e)   For the avoidance of doubt, no consent fees or other fees shall be payable by the Company in connection with any transaction contemplated by Section 5.4(d). For the avoidance of doubt, none of the transactions contemplated by Section 5.4(d) are conditions to Closing and if any of the transactions contemplated by Section 5.4(d) have not been completed, Parent and Merger Sub will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Article VIII, to consummate the Merger.
ARTICLE VI
COVENANTS OF PARENT AND MERGER SUB
Parent and Merger Sub hereby covenant as follows:
Section 6.1   Conduct of the Business Before the Closing Date.
(a)   Neither Parent nor any of its Subsidiaries shall (except as specifically contemplated by the terms of this Agreement or as set forth on Schedule 6.1(a)), between the date of this Agreement and the earlier of the termination of this Agreement in accordance with its terms and the Effective Time, without the prior written consent of the Company (which shall not be unreasonably delayed, withheld or conditioned) acquire any material assets, or properties (including any real property), or enter into any other transaction, other than in connection with transactions that would not reasonably be expected to (x) prevent, materially hinder or materially delay the receipt of the necessary or required waiting period expirations or terminations, consents, approvals and authorizations for the transactions contemplated by this Agreement under the HSR Act, or the consents set forth on Schedule 8.1(d), or (y) otherwise prevent or materially delay or materially impair the consummation of the Merger.
(b)   Nothing contained in this Agreement shall give to the Company, directly or indirectly, rights to control or direct the operations of Parent or its Subsidiaries prior to the Closing Date. Prior to the Closing Date, Parent and its Subsidiaries shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its and its Subsidiaries’ operations.
Section 6.2   Employee Matters.
(a)   Parent shall or shall cause the Surviving Company to provide each Continuing Employee, during the period commencing at the Effective Time and ending one (1) year thereafter (the “Continuation Period”), with (i) base salary or base wages that is no less favorable than the base salary or base wage rate provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time, (ii) annual variable incentive opportunities that are consistent with the Company’s past practice in respect of such incentive opportunities (it being understood that any post-Closing target annual variable incentive opportunities are not required to be equity-based), (iii) other employee benefits (excluding defined benefit pension plans, retiree health and welfare and employee stock purchase opportunities) that are substantially comparable in the aggregate to those provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time, and (iv) unless otherwise determined by the Surviving Company’s Chief Executive Officer, hybrid work arrangements that are no less favorable than those in effect immediately prior to the Effective Time. Additionally, Parent agrees that each Continuing Employee whose employment is terminated during the Continuation Period, shall be provided with severance benefits (including the payment of transitional or notice pay) that are no less favorable than the severance benefits (including the payment of transitional or notice pay) provided by the Company and its Subsidiaries to such Continuing Employee pursuant to the applicable Benefit Plan providing for such benefits and payments in effect as of the date of this Agreement.

(b)   Parent shall, or shall cause the Surviving Company to, (i) cause any pre-existing conditions or limitations and eligibility waiting periods under any Benefit Plans of Parent or its Affiliates (any such plan, a “Parent Benefit Plan”) to be waived with respect to the Continuing Employees and their eligible dependents to the extent inapplicable under the corresponding Benefit Plan immediately prior to the Effective Time, (ii) with respect to the plan year during which the Effective Time occurs, recognize for each Continuing Employee and his or her dependents credit for applicable deductibles and annual out-of-pocket limits for expenses incurred prior to the Effective Time for which payment has been made in respect of such Continuing Employee and his or her eligible dependents to the same extent such credit was given under the analogous Benefit Plan prior to the Effective Time for purposes of satisfying any applicable deductible or annual out-of-pocket limit under any Parent Benefit Plan, and prior to the Effective Time, the Company shall have provided adequate data concerning such payments to Parent in a format reasonably requested by Parent, and (iii) recognize the service of each Continuing Employee’s employment with the Company and its Subsidiaries for purposes of vesting, vacation, paid time off, severance, benefit accrual and eligibility to participate under each applicable Parent Benefit Plan in which any Continuing Employee will participate after the Effective Time, as if such service had been performed with Parent, except for any purpose under defined benefit pension plans, retiree medical and insurance benefits or to the extent it would result in a duplication of benefits.
(c)   Prior to making any material written communication to Company Employees pertaining to compensation or benefits matters that are directly related to the transactions contemplated by this Agreement, the Company shall provide Parent with a copy of the intended communication, Parent shall have two (2) Business Days to review and comment on the communication, and the Company shall consider any such comments in good faith; provided, that the foregoing shall not apply to any written communication to Company Employees so long as the statements contained therein concerning the transactions contemplated hereby are substantially similar to previous communications made by the Company in compliance with the provisions of this sentence.
(d)   Nothing set forth in this Agreement is intended to (i) be treated as an amendment of any particular Benefit Plan, (ii) prevent Parent, the Surviving Company or any of their Affiliates from amending or terminating any of their benefit plans or, after the Effective Time, any Benefit Plan in accordance with their terms, (iii) prevent Parent, the Surviving Company or any of their Affiliates, after the Effective Time, from terminating the employment of any Continuing Employee, or (iv) without limiting the generality of Section 10.9, create any third-party beneficiary rights in any employee of the Company or any of its Subsidiaries, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions of employment and/or benefits that may be provided to any Continuing Employee by Parent, the Surviving Company or any of their Affiliates or under any benefit plan which Parent, the Surviving Company or any of their Affiliates may maintain.
Section 6.3   Indemnification Continuation.
(a)   For purposes of this Section 6.3, (i) “Indemnified Person” shall mean any person who is now, or has been at any time prior to the Effective Time, (x) an officer or director of the Company or any of its Subsidiaries or (y) serving at the request of the Company as an officer or director of another corporation, joint venture or other enterprise or general partner of any partnership or a trustee of any trust, and (ii) “Proceeding” shall mean any claim, action, suit, proceeding or investigation.
(b)   From and after the Effective Time, Parent shall, and Parent shall cause the Surviving Company to, to the fullest extent permitted by applicable law, provide indemnification to each Indemnified Person in connection with any Proceeding based directly or indirectly (in whole or in part) on, or arising directly or indirectly (in whole or in part) out of, the fact that such Indemnified Person is or was an officer or director of the Company or any of its Subsidiaries, or is or was serving at the request of the Company as an officer or director of another corporation, joint venture or other enterprise or general partner of any partnership or a trustee of any trust, whether pertaining to any matter arising before or after the Effective Time. In the event of any such Proceeding, each Indemnified Person will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit or proceeding from Parent and the Surviving Company within a reasonable period of time following receipt by Parent or the Surviving Company from the Indemnified Person of a request therefor; provided that an Indemnified

Person shall repay Parent or the Surviving Company for any expenses incurred by Parent or the Surviving Company in connection with the indemnification of such Indemnified Person pursuant to this Section 6.3 if it is ultimately determined that such Indemnified Person did not meet the standard of conduct necessary for indemnification by Parent or the Surviving Company as set forth in the Company Organizational Documents or the Companies Law. For six (6) years from the Effective Time, Parent shall cause the Surviving Company’s memorandum of association and the articles of association and the relevant governing documents of each Subsidiary of the Surviving Company after the Closing to contain provisions with respect to exculpation, indemnification and advancement of expenses that are at least as favorable to the Indemnified Persons as those provisions that are set forth in the memorandum of association and the articles of association or other applicable governing documents of the Company or any such Subsidiary on the date hereof. The Surviving Company and its Subsidiaries shall not amend, repeal or otherwise modify the exculpation, indemnification and advancement of expenses provisions of the Surviving Company’s memorandum of association and the articles of association and any of its Subsidiaries’ similar organizational documents in any manner that would adversely affect the rights thereunder of any Indemnified Person. Parent hereby agrees that all rights to indemnification as provided in any indemnification agreements between the Company or any of its Subsidiaries, on the one hand, and any Indemnified Person, on the other hand, as in effect as of the date hereof with respect to matters occurring at or prior to the Closing shall survive the Closing in accordance with their terms.
(c)   Parent shall, and shall cause the Surviving Company to, and the Surviving Company shall, maintain in effect for six (6) years from the Effective Time the Company’s current directors’ and officers’ liability insurance policies covering acts or omissions occurring (or alleged to occur) prior to or at the Effective Time with respect to Indemnified Persons; provided, however, that in no event shall the Surviving Company be required to expend pursuant to this Section 6.3(c) more than an amount per year equal to 300% of current annual premiums paid by the Company for such insurance. In the event that, but for the proviso to the immediately preceding sentence, Parent and the Surviving Company would be required to expend more than 300% of current annual premiums, Parent and the Surviving Company shall obtain the maximum amount of such insurance obtainable by payment of annual premiums equal to 300% of current annual premiums. In lieu of the foregoing, the Company may purchase, prior to the Effective Time, a six (6)-year “tail” prepaid officers’ and directors’ liability insurance policy in respect of acts or omissions occurring prior to the Effective Time covering each such Indemnified Person for an amount not to exceed 300% of current annual premiums. If such “tail” policy has been established by the Company, Parent shall not terminate such policy and shall cause all obligations of the Company thereunder to be honored by it and the Surviving Company.
(d)   The provisions of this Section 6.3 shall survive the consummation of the Merger for a period of six (6) years and are expressly intended to benefit each of the Indemnified Persons; provided, however, that in the event that any claim or claims for indemnification are asserted or made within such six (6) year period, all rights to indemnification in respect of any such claim or claims shall continue until disposition of any and all such claims.
(e)   Parent shall, and shall cause the Surviving Company to, pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any Indemnified Person in enforcing the indemnity and other obligations provided in this Section 6.3 to the same extent and under the same conditions and procedures (and subject to the same conditions, including with respect to the advancement of expenses) as such Indemnified Person is entitled on the date of this Agreement under the Company Organizational Documents (or the corresponding organizational documents of any Subsidiary of the Company).
Section 6.4   Obligations of Parent.   Parent shall cause Merger Sub and the Surviving Company to comply with, duly perform, satisfy and discharge on a timely basis, all of their respective covenants, obligations and liabilities under this Agreement and any failure by any of them to comply with such obligations shall be deemed for all purposes of this Agreement to be a breach of this Agreement by Parent.
Section 6.5   Notice of Breach.   From and after the date of this Agreement and until the earlier to occur of the Closing Date or the termination of this Agreement pursuant to Article IX hereof, Parent shall as promptly as reasonably practicable provide written notice to Company with reasonable detail upon having Knowledge of the existence of any event or circumstance that would reasonably be expected to cause any condition to the obligations of any party hereto to effect the transactions contemplated by this Agreement not to be satisfied; provided, that the failure of Parent to comply with this Section 6.5 shall not be given any effect for purposes of determining whether the conditions set forth in Article VIII have been satisfied.
Section 6.6   Consent of Sole Stockholder of Merger Sub.   Immediately after the execution of this Agreement (but in any event, no later than five (5) Business Days after the date hereof), Parent shall duly approve and adopt this Agreement in its capacity as the sole stockholder of Merger Sub in accordance with Applicable Law and the organizational documents of Merger Sub and deliver to the Company evidence of its vote or action by written consent so approving and adopting this Agreement, as well as copies of minutes or an action by written consent of Merger Sub duly approving and adopting this Agreement in accordance with Applicable Law and the organizational documents of Merger Sub.
ARTICLE VII
ADDITIONAL COVENANTS OF THE PARTIES
Section 7.1   Preparation of Proxy Statement; Stockholder Meetings.
(a)   As promptly as practicable, and in any event within forty (40) days after the execution of this Agreement, the Company shall prepare the Proxy Statement and cause to be filed with the SEC the Proxy Statement, and the Company and Parent shall jointly prepare and file with the SEC the Schedule 13E-3. Parent, Merger Sub and the Company shall cooperate and consult with each other in the preparation of the Proxy Statement and the Schedule 13E-3, and Parent shall furnish all information concerning itself and Merger Sub and their respective officers, directors, Affiliates and agents that is required to be included in the Proxy Statement under the Exchange Act, and each of the Company and Parent shall furnish all information concerning itself and its Subsidiaries and their respective officers, directors, Affiliates and agents that is required to be included in the Schedule 13E-3 under the Exchange Act. The Proxy Statement shall include the recommendation of the Board of Directors of the Company in favor of approval of this Agreement and the Merger, except to the extent the Board of Directors of the Company (acting on the recommendation of the Special Committee) shall have withdrawn or modified its approval or recommendation of this Agreement or the Merger to the extent such action is permitted by Section 7.6. The Company shall use its reasonable best efforts to cause the Proxy Statement to be mailed to its stockholders as promptly as practicable. The parties shall promptly provide copies, consult with each other and prepare written responses with respect to any written comments received from the SEC with respect to the Proxy Statement and the Schedule 13E-3 and advise one another of any oral comments received from the SEC. Each of the Company, Parent and Merger Sub agree that none of the information supplied by it for inclusion in the Proxy Statement or the Schedule 13E-3 will, on the date the Proxy Statement is first mailed to the Company’s stockholders (if applicable) and at the time of the Company Stockholders Meeting, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not materially misleading, and the Proxy Statement and the Schedule 13E-3 shall comply as to form in all material respects with the Securities Act and the Exchange Act and the rules and regulations promulgated by the SEC thereunder.
(b)   The Company will advise Parent, promptly after it receives notice thereof, of any request by the SEC for amendment of the Proxy Statement or the Schedule 13E-3 or comments thereon and responses thereto or requests by the SEC for additional information and shall supply Parent with copies of all correspondence between it or any of its representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement or the Schedule 13E-3. No amendment or supplement to the Proxy Statement or the Schedule 13E-3 shall be filed without the approval of both parties hereto, which approval shall not be unreasonably withheld, conditioned or delayed; provided that with respect to documents filed by a party which are incorporated by reference in the Proxy Statement, this right of approval shall apply only with respect to information relating to the other party or such other party’s business, financial condition or results of operations. If at any time prior to the Effective Time, any information relating to Parent or the Company, or any of their respective Affiliates, officers or directors, should be discovered by Parent or the Company that should be set forth in an amendment or supplement to the Proxy Statement or the Schedule 13E-3, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the stockholders of the Company.
(c)   The Company shall cause the Company Stockholders Meeting to be duly called and held as soon as reasonably practicable for the purpose of obtaining the Required Company Vote. In connection with such meeting, the Company will (i) subject to Section 7.6(b) and Section 7.6(c), use its reasonable best efforts to obtain the Required Company Vote and (ii) otherwise comply with all legal requirements applicable to such meeting.
Section 7.2   Investment Advisory Arrangement Consents.
(a)   Clients other than Funds.   The Company shall use commercially reasonable efforts to obtain, as promptly as reasonably practicable following the date of this Agreement, the consent of each Client (other than a Fund) for which consent to the assignment or deemed assignment of such Client’s Investment Advisory Arrangement with the Company or any of its Subsidiaries is required by Applicable Law or by such Client’s Investment Advisory Arrangement as a result of the transactions contemplated by this Agreement (such consents, the “Non-Fund Consents”). In furtherance thereof, as promptly as reasonably practicable following the date of this Agreement and provided that the same is permitted pursuant to the applicable Investment Advisory Arrangement, the Company shall, and shall cause its Subsidiaries to, as applicable, send a written notice (the “Negative Consent Notice”) to such Clients informing each Client: (i) of the transactions contemplated by this Agreement; (ii) of the intention to complete the transactions contemplated by this Agreement, which will result in an assignment or deemed assignment of such Investment Advisory Arrangement; (iii) of the intention of the Company or the applicable Subsidiary to continue to provide the advisory services pursuant to the existing Investment Advisory Arrangement with such Client after the Closing if such Client does not terminate such agreement prior to the Closing; and (iv) that the consent of such Client will be deemed to have been granted if such Client does not terminate its Investment Advisory Arrangement within forty-five (45) days after the sending of the Negative Consent Notice. If the applicable Investment Advisory Arrangement requires the written consent of the Client to the assignment or deemed assignment of such Client’s Investment Advisory Arrangement with the Company or any of its Subsidiaries, or if the Company or the applicable Subsidiary determines, in its discretion, that for commercial reasons it would be prudent or appropriate to obtain the written consent of a Client to the assignment or deemed assignment of such Client’s Investment Advisory Arrangement, then the Company shall, and shall cause its Subsidiaries to, as applicable, as promptly as reasonably practicable following the date of this Agreement, send a written notice informing such Client of the transactions contemplated by this Agreement and requesting written consent to the assignment or deemed assignment of such Client’s Investment Advisory Arrangement, and any such Client shall be deemed a Non-Consenting Client unless and until such Client has provided its written consent to the assignment or deemed assignment of such Client’s Investment Advisory Arrangement. The Company shall provide Parent with drafts of the form of Negative Consent Notice or other consent notice to be sent to a Client pursuant to this Section 7.2(a) and Parent shall have the right to review and approve, in advance, the form and substance of such notice (such approval not to be unreasonably withheld, conditioned or delayed).
(b)   Private Funds.   The Company shall use commercially reasonable efforts to obtain, as promptly as reasonably practicable following the date of this Agreement, the consent of each Private Fund for which consent to the assignment or deemed assignment of such Private Fund’s Investment Advisory Arrangement with the Company or any of its Subsidiaries is required by Applicable Law or by such Private Fund’s Investment Advisory Arrangement as a result of the transactions contemplated by this Agreement (such consents, the “Private Fund Consents”). In furtherance thereof, as promptly as reasonably practicable following the date of this Agreement, and except as provided on Schedule 7.2(b)(i): (i)(A) if the applicable Investment Advisory Arrangement expressly requires the written consent of investors to the assignment or deemed assignment of such Private Fund’s Investment Advisory Arrangement with the Company or any of its Subsidiaries, or (B) permits consent to be obtained by a Fund Negative Consent Notice (as defined below) and the Company or the applicable Subsidiary determines, in its discretion, that for commercial reasons it would be prudent or appropriate to obtain the written consent of one or more investors in such Private Fund to the assignment or deemed assignment of such Private Fund’s Investment Advisory Arrangement, then the Company shall, and shall cause its Subsidiaries to, as applicable, send a written notice to each investor in such Private Fund described in Clause (A) or such investors described in Clause (B) requesting the written consent of the investor to the assignment or deemed assignment of the Investment Advisory Arrangement and informing each investor in the Private Fund of the intention (X) to complete the transactions contemplated by this Agreement, which will result in an assignment or deemed assignment of the Investment Advisory Arrangement with the Private Fund, and (Y) to continue to provide the advisory services pursuant to the existing Investment Advisory Arrangement with such Private Fund after the Closing so long as a majority-in-interest (or such higher percentage as may be required under the applicable Investment Advisory Arrangement) of the investors provide (and do not withdraw) their consent to the assignment or deemed assignment of such Private Fund’s Investment Advisory Arrangement; provided that any Private Fund described in Clause (A) shall be deemed a Non-Consenting Client unless and until a majority-in-interest (or such higher percentage as may be required under the applicable Investment Advisory Arrangement) of the investors provide (and have not withdrawn) their consent to the assignment or deemed assignment of such Private Fund’s Investment Advisory Arrangement, and any Private Fund described in Clause (B) shall be deemed a Non-Consenting Client unless and until a majority-in-interest (or such higher percentage as may be required under the applicable Investment Advisory Arrangement) of the investors shall be deemed in the aggregate to have provided (and not withdrawn) their consent to the assignment or deemed assignment of such Private Fund’s Investment Advisory Arrangement according to the method of consent (either written or negative) solicited; and (ii) for all Investment Advisory Arrangements with Private Funds not described in (i) above, and provided that the same is permitted pursuant to the applicable Investment Advisory Arrangement, the Company shall, and shall cause its Subsidiaries to, as applicable, send a written notice (the “Fund Negative Consent Notice”) to each investor in the applicable Private Fund informing each investor: (A) of the transactions contemplated by this Agreement; (B) of the intention to complete the transactions contemplated by this Agreement, which will result in an assignment or deemed assignment of such Investment Advisory Arrangement; (C) of the intention of the Company or the applicable Subsidiary to continue to provide the advisory services pursuant to the existing Investment Advisory Arrangement with such Private Fund after the Closing; and (D) that the consent of such investor will be deemed to have been granted if such investor does not affirmatively object to such assignment within forty-five (45) days after the sending of the Fund Negative Consent Notice. The Company shall provide Parent with drafts of the form of Fund Negative Consent Notice or other consent notice to be sent to a Private Fund pursuant to this Section 7.2(b) and Parent shall have the right to review and approve, in advance, the form and substance of such notice (such approval not to be unreasonably withheld, conditioned or delayed). With respect to all Private Funds permitted to receive, and that only receive, a Fund Negative Consent Notice, they shall be deemed to be a Consenting Client for all purposes of this Agreement, including Section 8.2, if a majority in interest (or such higher percentage as may be required under the applicable Investment Advisory Agreement) of the investors in such Private Fund does not object by the means specified in such Fund Negative Consent Notice prior to the expiration of the period set forth in the Fund Negative Consent Notice.
(c)   Public Funds.
(i)   The Company shall, and shall cause its Investment Adviser Subsidiaries to, use their respective commercially reasonable efforts to, in accordance with Applicable Law, (A) as promptly as practicable after the date of this Agreement obtain the approval of each of the Public Fund Boards (“Public Fund Board Approval”) of the Public Fund Board Approval Items, and (B) request the Public Funds to obtain, as promptly as practicable following such approval of the Public Fund Boards, the necessary approval of the shareholders of each Public Fund (except if not required under manager-of-managers exemptive orders granted under the Investment Company Act by the SEC with respect to any Public Funds not sponsored by the Company or its Subsidiaries) (“Public Fund Shareholder Approval” and, together with the Non-Fund Consents, the Private Fund Consents and the Public Fund Board Approvals, the “Client Consents”) of the Public Fund Shareholder Approval Items. In addition, at the request of Parent, the Company and its Investment Adviser Subsidiaries shall seek Interim Public Fund IAA Approval for any Public Fund with respect to any period after the Closing.

(ii)   As promptly as practicable following Public Fund Board Approval as described in Section 7.2(c)(i), the Company will, or will cause one of its Subsidiaries to (in coordination with the applicable Public Fund and under the general direction of the applicable Public Fund Board) (A) prepare and, subject to the approval of the applicable Public Fund Board, file proxy materials for the Public Fund shareholder meeting to approve the Public Fund Shareholder Approval Items as contemplated by Section 7.2(c)(i), (B) subject to the approval of the applicable Public Fund Board, use commercially reasonable efforts to promptly clear all SEC comments, and (C) request such Public Fund Board to submit, as promptly as practicable following the mailing of the proxy materials, to the shareholders of such Public Fund for a vote at a shareholders meeting the proposal to approve the Public Fund Shareholder Approval Items. The Company shall provide Parent with drafts of the proxy materials (and any SEC comments thereto) on a timely basis and Parent shall have the right to review in advance of submission to the SEC the proxy materials (and any amendment or supplement thereto) to be furnished to the shareholders of any Public Fund and to (1) approve information or data that is provided by or on behalf of Parent or its Affiliates specifically for inclusion in such proxy materials, and (2) provide reasonable comments on such proxy materials which the Company (in coordination with the applicable Public Fund and under the general direction of the applicable Public Fund Board (and subject to the approval thereof)) will use commercially reasonable efforts to include therein; provided that the Company shall not be required to provide any drafts of proxy materials to Parent or seek any approval or comments from Parent with respect thereto to the extent such proxy materials contain information regarding the transactions contemplated by this Agreement and Parent and its Affiliates previously approved or provided by Parent in accordance with the foregoing.
(iii)   As promptly as practicable following the date of this Agreement, the Company shall use its commercially reasonable efforts to cause each Public Fund then engaged in a public offering of its shares to (i) file supplements or amendments to its prospectus forming a part of its registration statement then currently in use, which supplements or amendments shall disclose the transactions contemplated hereby to the extent required by Applicable Law, and (ii) make any other filing necessary under any Applicable Law to satisfy in all material respects disclosure requirements in connection with the public distribution of the shares of that Public Fund. Parent shall have the right to provide reasonable comments on such materials to the same extent as provided in Section 7.2(c)(ii).
(iv)   The Company agrees that the information provided by it or any of its Subsidiaries (or on their behalf) in writing specifically for inclusion in the proxy materials to be furnished to the shareholders of any Public Fund (other than information that is or will be provided by or on behalf of Parent or any other third party specifically for inclusion in such proxy materials) will not contain, as of the date of such proxy materials, any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Parent agrees that the information provided by it (or on its behalf) in writing specifically for inclusion in the proxy materials to be furnished to the shareholders of any Public Fund will not contain, as of the date of such proxy materials, any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(v)   The parties agree that a Public Fund shall be deemed a Consenting Client for all purposes under this Agreement only if Public Fund Board Approval and Public Fund Shareholder Approval (unless such approval is not required as provided under Section 7.2(c)(i)(B)) has been obtained and is in full force and effect at the Closing for the Public Fund IAA Approval.
(d)   In connection with obtaining the Client Consents and other actions required by this Section 7.2, at all times prior to the Effective Time, the Company shall take reasonable steps to keep Parent promptly informed of the status of obtaining such Client Consents and, upon Parent’s reasonable request, make available to Parent copies of all such executed Client Consents (other than where obtained by sending a Negative Consent Notice) and make available for Parent’s inspection the originals of such Client Consents and any related materials and other records to the extent relating to the Client Consent process. Without limiting the foregoing, in connection with obtaining the Client

Consents required under this Section 7.2, Parent shall have the right to review in advance of distribution any other written notices or other written materials to be distributed by the Company or any of its Subsidiaries to Clients not expressly addressed by this Section 7.2 and shall have the right to have its reasonable comments reflected therein prior to distribution. Parent and the Company agree that, notwithstanding anything in this Agreement to the contrary, in no event shall the Company or any Subsidiary thereof be required or authorized to offer or grant any material accommodation or material alteration of terms (financial or otherwise) in respect of any Client for the purpose of obtaining the Client Consents contemplated by this Section 7.2.
(e)   Parent and Merger Sub shall cooperate and use commercially reasonable efforts to assist the Company in all reasonable respects in connection with seeking and obtaining the Client Consents (including by providing any information reasonably requested by the Company in connection with the foregoing with respect to Parent, Merger Sub and their respective Affiliates). Prior to the Closing, without the prior written consent of the Company, Parent, Merger Sub and their respective Affiliates and representatives shall not contact any Client or any Person which Parent, Merger Sub and their respective Affiliates and representatives know is an officer, director, managing member or general partner of a Fund (or any investor in a Fund) or any advisory committee or similar body (or any member thereof) with respect to a Fund in connection with the transactions contemplated by this Agreement; provided that, notwithstanding the foregoing, nothing in this Agreement shall prohibit or limit Parent, Merger Sub or any of their Affiliates from contacting any Client or any officer, director, managing member or general partner of a Fund (or investor in a Fund) or any advisory committee or similar body (or any member thereof) with respect to a Fund in the ordinary course of business unrelated to the transactions contemplated by this Agreement. Parent and Merger Sub shall, and shall instruct their representatives to, abide by the terms of Section 7.4 with respect to any access or information provided pursuant to this Section 7.2(e). All information exchanged pursuant to this Section 7.2(e) shall be subject to Section 7.4.
Section 7.3   Section 15(f) of the Investment Company Act.
(a)   Parent acknowledges that the Company has entered into this Agreement in reliance upon the benefits and protections provided by Section 15(f) of the Investment Company Act. In furtherance (and not limitation) of the foregoing, Parent shall, and shall cause its Subsidiaries to, use reasonable best efforts after the Effective Time to conduct its business to enable the following to be true regarding Section 15(f) of the Investment Company Act in relation to any Public Fund for which any Subsidiary of the Company provides investment advisory or sub-advisory services: (a) for a period of not less than three (3) years after the Effective Time (and provided the 75% standard for disinterested directors is in effect at the Closing), no more than 25% of the members of the board of directors or trustees of any Public Fund shall be “interested persons” (as defined in the Investment Company Act) of the Company, any Subsidiary, Parent or any of its Affiliates or any other investment adviser for such Public Fund, and (b) for a period of not less than two (2) years after the Effective Time, neither Parent nor any of its Affiliates shall impose an “unfair burden” (within the meaning of the Investment Company Act, including any interpretations or no-action letters of the SEC) on any such Public Fund as a result of the transactions contemplated by this Agreement or any express or implied terms, conditions or understandings applicable thereto.
(b)   For a period of three (3) years after the Closing Date, Parent shall not engage, and shall cause its Affiliates not to engage, in any transaction that would constitute an “assignment” (as that term is defined under applicable provisions of the Investment Company Act and interpreted by the SEC) to a third party of any Investment Advisory Arrangement between Parent or any of its Affiliates and any Public Fund, without first using reasonable best efforts to obtain from the counterparty to such transaction a covenant in all material respects comparable to that contained in this Section 7.3.
Section 7.4   Access to Information.   Upon reasonable notice, the Company shall (and shall cause its respective Subsidiaries to) afford to Parent and its representatives (including any financing sources and their representatives) reasonable access during normal business hours, during the period prior to the Effective Time, to all its officers, employees, properties, offices, plants and other facilities and to all books and records, including financial statements, other financial data and monthly financial statements within the time such statements are customarily prepared, and, during such period, the Company shall (and shall cause its respective Subsidiaries to) furnish promptly to Parent and its representatives (including any financing sources and their representatives), consistent with its legal obligations, all other information concerning its business, properties and personnel as Parent may reasonably request; provided, however, that the Company may restrict the foregoing access to the extent that, in the Company’s reasonable judgment, (i) providing such access would result in the waiver of any attorney-client privilege, in the disclosure of any trade secrets of third parties or violate any of its obligations with respect to confidentiality if the Company shall have used all reasonable efforts to obtain the consent of such third party to such access, or (ii) any law, treaty, rule or regulation of any Governmental Entity applicable to the Company requires the Company or its Subsidiaries to preclude the other party and its representatives from gaining access to any properties or information, provided, further, that the Company will inform Parent of the general nature of the document or information being withheld and reasonably cooperate with Parent to provide such document or information in a manner that would not result in violation of law or the loss or waiver of such privilege. No investigation by Parent or its representatives shall affect or be deemed to modify or waive the representations and warranties of the Company set forth in this Agreement. Parent will hold any such information that is non-public in confidence to the extent required by, and in accordance with, the provisions of those certain agreements, each dated November 20, 2025 (the “Confidentiality Agreements”), between the Company and each of General Catalyst Group Management, LLC and Trian Fund Management, L.P.
Section 7.5   Efforts.
(a)   Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Laws to consummate the Merger and the other transactions contemplated by this Agreement as soon as practicable after the date of this Agreement, including, without limitation, (i) preparing and filing, in consultation with the other party and as promptly as practicable and advisable after the date of this Agreement, all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity, including but not limited to, the Merger Filing Documents and the filings set forth on Schedule 3.4 of the Company Disclosure Schedule in order to consummate the Merger or any of the other transactions contemplated by this Agreement and (ii) taking all steps as may be necessary to obtain all such waiting period expirations or terminations, consents, clearances, waivers, licenses, registrations, permits, authorizations, orders and approvals. In furtherance and not in limitation of the foregoing, each party hereto agrees to (w) make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable, and in any event within twenty (20) Business Days after the execution of this Agreement, (x) make any filings in connection with any Regulatory Approvals as promptly as practicable, including making the filings set forth in item 2 of Schedule 8.1(d) of the Company Disclosure Schedule within 15 Business Days after the execution of this Agreement or such other time in which the Company and Parent shall otherwise agree, (y) supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act or by any Governmental Entity under any Regulatory Law, and (z) take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act or obtain all Regulatory Approvals as soon as practicable. For the avoidance of doubt, Parent shall be responsible for the payment of all filing fees payable to any Governmental Entity.
(b)   Each of Parent and the Company shall, in connection with the efforts referenced in Section 7.5(a) to obtain all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits, and authorizations for the transactions contemplated by this Agreement under the HSR Act or any other Regulatory Law (as defined below), (i) cooperate in all respects and consult with each other in connection with any communication, filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party with respect to Regulatory Laws, including by allowing the other party and/or its counsel to have a reasonable opportunity to review in advance and comment on drafts of any communications, filings and submissions (and documents submitted therewith); (ii) promptly inform the other party of any communication received by such party from, or given by such party to, the Antitrust Division of the Department of Justice (the “DOJ”), the Federal Trade Commission (the “FTC”), any other

Governmental Entity or, in connection with any proceeding by a private party, with any other person, including by promptly providing copies to the other party of any such written communications, and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated by this Agreement; and (iii) permit the other party to review any communication it gives to, and consult with each other in advance of any meeting, telephone call, or videoconference with the DOJ, the FTC, or such other Governmental Entity or other person, and to the extent permitted by the DOJ, the FTC, or any other applicable Governmental Entity or other Person, give the other party and/or its counsel the opportunity to attend and participate in such meetings, substantive telephone calls and conferences, provided, however, that materials may be redacted (x) to remove references concerning the valuation of Parent, the Company or any of their Subsidiaries, (y) as necessary to comply with contractual arrangements, and (z) as necessary to address reasonable privilege or confidentiality concerns. Parent and the Company may, as each deems advisable and necessary, reasonably designate any competitively sensitive material to be provided to the other under this Section 7.5(b) as “Antitrust Counsel Only Material.” Such materials and the information contained therein shall be given only to the outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (Parent or the Company, as the case may be) or its legal counsel. For purposes of this Agreement, “Regulatory Law” means Antitrust Laws, the Defense Production Act of 1950, as amended, and all other national, federal or state, domestic or foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to prohibit, restrict or regulate actions on the basis of national security or national interest and Applicable Laws relating to change of control or other approvals required from any Governmental Entity (including Governmental Entities responsible for the regulation of asset managers and the providers of financial products and services) for completion of the transactions contemplated by this Agreement.
(c)   In furtherance and not in limitation of the covenants of the parties contained in Section 7.5(a) and Section 7.5(b), Parent shall use its best efforts to resolve objections, if any, as may be asserted with respect to the transactions contemplated by this Agreement under any Regulatory Law. For the purposes of this Section 7.5, “best efforts” shall include taking any and all actions necessary to obtain the Consents or waiting period expirations of any Governmental Entity required to consummate the Merger and other transactions contemplated by this Agreement as expeditiously as possible and, in any event, prior to the Termination Date, including promptly (i) proposing, negotiating, committing to, effecting and agreeing to, by consent decree, hold separate order, or otherwise, the sale, divestiture, license, hold separate, and other disposition of the businesses, assets, products or equity interests of the Company or its Subsidiaries or any of Parent’s or its Subsidiaries’ other businesses, assets, products or equity interests now owned or hereafter acquired by Parent, (ii) creating, terminating, or amending any existing relationships, ventures, contractual rights or obligations of Parent, the Company or their respective Subsidiaries, (iii) otherwise taking or committing to any action that would limit Parent’s freedom of action with respect to, or its ability to retain or hold, directly or indirectly, any businesses, assets, products or equity interests of Parent or the Company (including any of their respective Subsidiaries) and (iv) making, or causing any Subsidiaries to make, any commitment, or committing to (or causing any Subsidiaries to commit to) make any commitment (to any Governmental Entity or otherwise) regarding the future operations of Parent or the Company (including any of their respective Subsidiaries) (the “Regulatory Actions”); provided that, notwithstanding anything herein to the contrary, with respect to any Regulatory Law that is not an Antitrust Law, none of Parent, Merger Sub or any of their respective Affiliates shall be obligated to (and, without the prior written consent of Parent, the Company may not and may not permit any of its Subsidiaries to) take or refrain from taking, or agree to take or refrain from taking any action, or agree to become subject to any restriction, condition, limitation or requirement, or agree to any modification of this Agreement or to any of the transactions contemplated by this Agreement that, individually or together with all other such actions, restrictions, conditions, limitations or requirements, in each case, imposed by a Governmental Entity would, or would reasonably be expected to, (i) have a Company Material Adverse Effect or a material adverse effect on the business or assets, liabilities, properties, results of operations or financial condition of Parent, Merger Sub and their respective Affiliates, taken as a whole (after giving effect to the Merger), (ii) require or result in the sale, divestiture, license, hold separate or other disposition of any businesses, assets, products or equity interests of Parent’s Affiliates (other than the Company and its Subsidiaries) or Equity Investors, or (iii) require Parent (or any of its Affiliates or Equity Investors or other Person (other than the Company and its Subsidiaries)) to provide any guarantee, capital maintenance or capital support arrangement to the Company or any of its Subsidiaries (a “Burdensome Condition”). Nothing in this Section 7.5 shall require Parent, the Company or their respective Subsidiaries to take or agree to take any action with respect to its business or operations unless the effectiveness of such agreement or action is conditioned upon consummation of the Closing. Subject to and without limitation of any of the obligations in this Section 7.5, Parent shall, on behalf of the parties, be entitled to direct, control and lead all communications, discussions, negotiations and strategy, including with respect to any Regulatory Action or any governmental consent, waiver, authorization or approval which the Parent may seek to obtain in accordance with the provisions hereof and the Company shall take all reasonable actions (at the direction of the Parent) to support the Parent with respect to the process and strategy for pursuing any such Regulatory Actions and obtaining such governmental consents, waivers, authorizations or approvals.
(d)   Parent will cause its Affiliates and use reasonable best efforts to cause the Equity Investors and Preferred Equity Investor (and any Affiliates thereof), to comply with the obligations to prepare and file documentation, make filings and supply information (but not, for the avoidance of doubt, agreeing to any Regulatory Action in such documentation or filings) as may be required under any Regulatory Law or requested by Governmental Entities set forth in Sections 7.5(a)(i), (w), (x) and (y) as if they were “Parent” hereunder, and any failure by any of them to comply with such obligations shall be deemed for all purposes of this Agreement to be a failure by Parent to comply with such obligations; provided that, no portfolio company (as such term is commonly understood in the private investments industry), publicly traded company in which an Equity Investor or its Affiliates holds securities (including any company at which such Equity Investor or its Affiliates has a representative on the board of directors) or any investment fund affiliated with or managed by any Equity Investor or its Affiliates shall be an “Affiliate” of Parent or Merger Sub for purposes of this Section 7.5(d).
(e)   Other than with respect to Clients and Funds, which are governed exclusively by Section 7.2, each of Parent and the Company shall use its reasonable best efforts to obtain the expiration or termination of all waiting periods and all consents, waivers, authorizations and approvals of all third parties, including Governmental Entities (except those contemplated by Section 7.5(b), which shall be governed by that Section), necessary, proper or advisable for the consummation of the transactions contemplated by this Agreement and to provide any notices to third parties required to be provided prior to the Effective Time; provided that, without the prior written consent of Parent, the Company shall not incur any significant expense or liability, enter into any significant new commitment or agreement or agree to any significant modification to any contractual arrangement to obtain such consents or certificates in each case, that would have a material adverse effect on the business or operations of the Company and its Subsidiaries, taken as a whole.
(f)   In furtherance and not in limitation of the foregoing, Parent and the Company shall cause each Company Broker-Dealer Subsidiary to file, as soon as reasonably practicable after the date hereof, and in no event later than twenty (20) Business Days after the date hereof, a Continuing Membership Application, pursuant to FINRA Rule 1017(a)(4) (the “FINRA Application”), seeking FINRA’s approval of the indirect change of ownership or control of the Broker-Dealer Subsidiary to be effected as a result of the Merger. For the avoidance of doubt, Parent shall be responsible for the payment of all filing fees and any transfer Taxes payable to any Governmental Entity. In doing so, each of the Parent, Company and the Company Broker-Dealer Subsidiaries shall use its respective reasonable best efforts to cooperate with one another and keep one another apprised of material matters relating to or in connection with the taking of such actions and the doing of such other things as are contemplated by this Section 7.5(f). Each party agrees to (i) consult with one another in advance of any substantive meeting, teleconference or other communication with FINRA, (ii) provide one another with the opportunity to attend or participate in any such substantive meeting, teleconference or other communication, (iii) afford one another the right to review any written materials to be submitted to FINRA in advance of the submission thereof and (iv) furnish one another with copies of all written materials received by or on behalf of such party from FINRA, in each case to the extent permitted by applicable law (except, in the case of the foregoing clause (ii), to the extent FINRA has requested that one or the other such party not attend or participate in any such meeting, teleconference or other communication, and in the case of the foregoing clauses (iii) and (iv), to the extent that such written materials contain information that does not relate to the transactions contemplated hereby) provided, that, in connection with the FINRA Application, such party shall be permitted to provide directly to FINRA any commercially or competitively sensitive information or such information regarding such party’s ultimate beneficial ownership beyond what would otherwise be required to be disclosed on Form BD (including governing documents of such beneficial owners) and, for the avoidance of doubt, need not provide copies of such submissions to the other party. Any materials exchanged in connection with this Section 7.5(f) may be redacted or withheld as necessary to address reasonable privilege concerns, and to remove references concerning the valuation of the party’s consideration of the transactions contemplated by this Agreement or other sensitive material; provided that the parties hereto may, as they deem advisable and necessary, designate any sensitive materials provided to the other party under this Section 7.5(f) as “outside counsel only.”
Section 7.6   Acquisition Proposals.
(a)   Except as otherwise expressly permitted by this Section 7.6, none of the Company or any of its Subsidiaries shall, nor shall (directly or indirectly) the Company authorize or permit any of its or their controlled Affiliates, officers, directors, employees, representatives, advisors or other intermediaries or Subsidiaries to: (i) solicit, initiate or knowingly encourage the submission of inquiries, proposals or offers from any Person (other than Parent) relating to any Company Acquisition Proposal, or agree to or endorse any Company Acquisition Proposal; (ii) enter into any agreement to (x) consummate any Company Acquisition Proposal, (y) approve or endorse any Company Acquisition Proposal or (z) in connection with any Company Acquisition Proposal, require the Company to abandon, terminate or fail to consummate the Merger; (iii) enter into or participate in any discussions or negotiations in connection with any Company Acquisition Proposal or inquiry with respect to any Company Acquisition Proposal, or furnish to any Person any non-public information with respect to its business, properties or assets in connection with any Company Acquisition Proposal; or (iv) agree or resolve to take, or take, any of the actions prohibited by clause (i), (ii) or (iii) of this sentence. The Company shall immediately cease, and cause its representatives, advisors and other intermediaries to immediately cease, any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. The Company shall promptly inform its financial advisors of the Company’s obligations under this Section 7.6. Any violation of this Section 7.6 by any of the Company’s controlled Affiliates, officers, directors, employees, representatives, financial advisors or other intermediaries of the Company shall be deemed to be a breach of this Section 7.6 by the Company. For purposes of this Section 7.6, the term “Person” shall mean any person, corporation, entity or “group,” as defined in Section 13(d) of the Exchange Act, other than Parent or any Subsidiaries of Parent. “Company Acquisition Proposal” shall mean any offer or proposal for a merger, reorganization, recapitalization, consolidation, share exchange, scheme of arrangement, business combination or other similar transaction involving the Company or any of its Subsidiaries or any proposal or offer to acquire, directly or indirectly, securities representing more than 20% of the voting power of the Company or more than 20% of the assets of the Company and its Subsidiaries taken as a whole, other than the Merger and the other transactions contemplated by this Agreement.
(b)   Notwithstanding the foregoing, the Board of Directors of the Company (acting on the recommendation of the Special Committee), directly or indirectly through Affiliates, directors, officers, employees, representatives, advisors or other intermediaries, may, prior to the Company Stockholders Meeting, (i) comply with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act with regard to any Company Acquisition Proposal, so long as any such compliance recommends against any Company Acquisition Proposal and reaffirms its recommendation of the transactions contemplated by this Agreement, except to the extent such action is permitted by Section 7.6(c), or issue a “stop, look and listen” statement, (ii) engage in negotiations or discussions with any Person (and its representatives, advisors and intermediaries) that has made an unsolicited bona fide written Company Acquisition Proposal not resulting from or arising out of a material breach of Section 7.6(a), and/or (iii) furnish to such Person information relating to the Company or any of its Subsidiaries pursuant to a confidentiality agreement with confidentiality provisions that are no less favorable to the Company than those contained in the Confidentiality Agreements (it being understood that such confidentiality agreement need not contain standstill provisions) and to the extent nonpublic information that has not been made available to Parent is made available to such Person, make available or furnish such nonpublic information to Parent substantially concurrent with the time it is provided to such Person; provided that the Board of Directors of the Company shall be permitted to take an action described in the foregoing clause (ii) or (iii) if, and only if, prior to taking such particular action, the Board of Directors of the Company (acting on the recommendation of the Special Committee) has determined in good faith after consultation with its financial advisors and outside legal counsel that such Company Acquisition Proposal constitutes or would reasonably be expected to result in, a Company Superior Proposal. “Company Superior Proposal” shall mean any proposal (on its most recently amended or modified terms, if amended or modified) made by a third party that is not affiliated with the Company to enter into any transaction involving a Company Acquisition Proposal that the Board of Directors of the Company (acting on the recommendation of the Special Committee) determines in its good faith judgment (after consultation with the Company’s financial advisors and outside legal counsel) would be more favorable to the Company’s stockholders than this Agreement, and the Merger, taking into account all terms and conditions of such transaction (including any breakup fees, expense reimbursement provisions and financial terms) and the anticipated timing and prospects for completion of such transaction, including the prospects for obtaining regulatory approvals and financing, and any third-party approvals, except that the reference to “20%” in the definition of “Company Acquisition Proposal” shall be deemed to be a reference to “80%”. Reference to “this Agreement”, and “the Merger” in this paragraph shall be deemed to include any proposed alteration of the terms of this Agreement or the Merger that are agreed to by Parent pursuant to Section 7.6(d).
(c)   Except as provided below, at any time prior to the receipt of the Required Company Vote, the Company’s Board of Directors shall not (1) withdraw, modify or amend in any manner adverse to Parent its approval or recommendation of this Agreement or the Merger or (2) approve or recommend any Company Acquisition Proposal ((1) or (2) a “Company Change in Recommendation”). Notwithstanding the foregoing, the Company’s Board of Directors (acting on the recommendation of the Special Committee) (x) may make a Company Change in Recommendation (i) in response to a Company Intervening Event, or (ii) following receipt of an unsolicited bona fide written Company Acquisition Proposal that did not result from or arise out of a material breach of this Section 7.6 and which the Company’s Board of Directors (acting on the recommendation of the Special Committee) determines in good faith, in consultation with its financial advisors and outside legal counsel, is a Company Superior Proposal, in each case, if and only if, the Company’s Board of Directors (acting on the recommendation of the Special Committee) has determined in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties or standard of conduct required of the Company’s Board of Directors under applicable law and the Company complies with Section 7.6(d) or (y) following receipt of a bona fide written Company Acquisition Proposal which the Company’s Board of Directors (acting on the recommendation of the Special Committee) determines in good faith, in consultation with its financial advisors and outside legal counsel, is a Company Superior Proposal, may terminate this Agreement for the purpose of entering into a definitive acquisition agreement, merger agreement or similar definitive agreement (a “Company Alternative Acquisition Agreement”) with respect to such Company Superior Proposal, if, and only if, the Company’s Board of Directors (acting on the recommendation of the Special Committee) has determined in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be inconsistent with the fiduciary duties or standards of conduct of the Company’s Board of Directors under applicable law and the Company complies with Section 7.6(d), and concurrently with entering into a Company Alternative Acquisition Agreement with respect to such Company Superior Proposal, the Company terminates this Agreement in accordance with the provisions of Section 9.1(f).
(d)   Prior to the Company taking any action permitted (i) under Section 7.6(c)(x)(i), the Company shall provide Parent with five (5) Business Days’ prior written notice advising Parent it intends to effect a Company Change in Recommendation and specifying, in reasonable detail, the reasons therefor and, during such five (5) Business Day period, if requested by Parent, the Company shall engage in good faith negotiations with Parent to amend the terms of this Agreement in a manner that would make the failure to effect a Company Change in Recommendation no longer inconsistent with the fiduciary duties or standards of conduct of the Company’s Board of Directors under applicable law or (ii) under

Section 7.6(c)(x)(ii) or Section 7.6(c)(y) the Company shall provide Parent with five (5) Business Days’ prior written notice (it being understood and agreed that any material amendment to the amount or form of consideration payable in connection with the applicable Company Acquisition Proposal shall require a new notice and an additional three (3) Business Day period) advising Parent that the Company’s Board of Directors intends to take such action, and specifying the material terms and conditions of the Company Superior Proposal, and the Company shall, during such five (5) Business Day period (or subsequent three (3) Business Day period), negotiate in good faith with Parent to make such adjustments to the terms and conditions of this Agreement such that such Company Acquisition Proposal would no longer constitute a Company Superior Proposal.
(e)   The Company shall notify Parent promptly (but in any event within 24 hours) after receipt or occurrence of (i) any Company Acquisition Proposal, (ii) any proposals, discussions, negotiations or inquiries that would reasonably be expected to lead to a Company Acquisition Proposal, and (iii) the material terms and conditions of any such Company Acquisition Proposal and the identity of the Person making any such Company Acquisition Proposal or with whom such discussions or negotiations are taking place, in each case, if such request for information, inquiry, proposal or discussions or negotiations would reasonably be expected to lead to a Company Acquisition Proposal. In addition, the Company shall promptly (but in any event within 24 hours) after the receipt thereof, provide to Parent copies of any written documentation material to understanding such Company Acquisition Proposal which is received by the Company from the Person (or from any representatives, advisors or agents of such Person) making such Company Acquisition Proposal or with whom discussions or negotiations would reasonably be expected to lead to a Company Acquisition Proposal. The Company shall not, and shall cause each of its Subsidiaries not to, terminate, waive, amend or modify any provision of any existing standstill or confidentiality agreement to which it or any of its Subsidiaries is a party, and the Company shall, and shall cause its Subsidiaries to, enforce the provisions of any such agreement; provided, however, that the Company may waive any such provision to the extent necessary to allow a Person to privately make a Company Acquisition Proposal to the Board of Directors of the Company or the Special Committee as permitted under this Section 7.6. The Company shall keep Parent reasonably informed of the status and material details (including any amendments or proposed amendments) of any such Company Acquisition Proposal and keep Parent reasonably informed as to the material details of any information requested of or provided by the Company and as to the material details of all discussions or negotiations with respect to any such Company Acquisition Proposal and shall provide to Parent within 24 hours after receipt thereof all copies of any other documentation material to understanding such Company Acquisition Proposal (as determined by the Company in good faith) received by the Company from the Person (or from any representatives, advisors or agents of such Person) making such Company Acquisition Proposal or with whom such discussions or negotiations are taking place. The Company shall promptly provide to Parent any material non-public information concerning the Company provided to any other Person in connection with any Company Acquisition Proposal that was not previously provided to Parent. The Board of Directors of the Company shall promptly consider in good faith (in consultation with its outside legal counsel and financial advisors) any proposed alteration of the terms of this Agreement or the Merger proposed by Parent in response to any Company Acquisition Proposal.
Section 7.7   Stockholder Litigation.   Each of the Company and Parent shall keep the other party hereto informed of, and cooperate with such party in connection with, any stockholder litigation or claim against such party and/or its directors or officers relating to the Merger or the other transactions contemplated by this Agreement; provided, however, that no settlement in connection with such stockholder litigation shall be agreed to without Parent’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
Section 7.8   Maintenance of Insurance.   The Company will use commercially reasonable efforts to maintain in full force and effect through the Closing Date all material insurance policies applicable to the Company and its Subsidiaries and their respective properties and assets in effect on the date of this Agreement.
Section 7.9   Public Announcements.   Each of the Company, Parent and Merger Sub agrees that no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior written consent of the Company and Parent (which consent shall not be unreasonably withheld or delayed), except (a) with respect to any Company Change in Recommendation made in accordance with the terms of this Agreement, (b) in connection with any Company Superior Proposal, (c) solely in the case of Parent or Merger Sub, to the extent reasonably necessary to respond to or comment on any publicly announced or publicly disclosed Company Acquisition Proposal, tender offer, proxy contest or other public challenge to the transactions contemplated hereby (whether or not constituting a Company Superior Proposal), (d) with respect to any public statement regarding the transactions contemplated by this Agreement, so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by the parties and otherwise in compliance with this Section 7.9 and do not reveal material nonpublic information regarding the transactions contemplated by this Agreement, or (e) as may be required by law or the rules or regulations of any applicable United States securities exchange, in which case the party required to make the release or announcement shall use its commercially reasonable efforts to allow each other party reasonable time to comment on such release or announcement in advance of such issuance, it being understood that the final form and content of any such release or announcement, to the extent so required, shall be at the final discretion of the disclosing party; provided that the foregoing shall not apply to any public release or announcement so long as the statements contained therein concerning the transactions contemplated hereby are substantially similar to previous releases or announcements made by the applicable party with respect to which such party has complied with the provisions of this sentence.
Section 7.10   No Rights Plan.   From the date of this Agreement through the earlier of termination of this Agreement and the Effective Time, the Company will not adopt, approve, or agree to adopt, a rights plan, “poison-pill” or other similar agreement or arrangement or any anti-takeover provision in the Company Organizational Documents that is, or at the Effective Time shall be, applicable to the Company, the Company Common Stock, the Merger or the other transactions contemplated by this Agreement.
Section 7.11   Section 16 Matters.   Prior to the Effective Time, the Company shall take such steps as may be reasonably necessary or advisable to cause dispositions of Company Common Stock and derivative securities with respect to Company Common Stock pursuant to the transactions contemplated by this Agreement by each individual who is or may be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 7.12   CFTC Notices.   If required by applicable law, on or before the Closing, (i) the Company shall cause any Company Commodity Subsidiary to reaffirm all CFTC Rule 4.13(a)(3) notices of exemption it continues to rely on, if any, filed with respect to any Private Fund; and (ii) the Company shall use commercially reasonable efforts to cause the Public Funds to reaffirm all CFTC Rule 4.5 notices of exclusion filed with respect to the Public Funds that they continue to rely on.
Section 7.13   Certain Companies Law Matters.
(a)   As soon as reasonably practicable following satisfaction of the requirements of Article 127F(1) of the Companies Law, each of the Company and Merger Sub shall provide the notices to Creditors and shall cause, within the time limit set out in Article 127FC(6) of the Companies Law, the contents of the notice of the Merger to be published at least once in a newspaper circulating in Jersey.
(b)   The parties agree that if a member or a Creditor applies to the Court pursuant to Article 127FB(1) or Article 127FE(2)(b) of the Companies Law and such application has not been (i) withdrawn by the relevant member or creditor or (ii) dispensed with (whether by way of the directions of the Court or otherwise), in either case, within twenty-eight (28) days of the application being made, the parties may mutually agree that the transactions contemplated hereby be effected pursuant to a Scheme of Arrangement, and, upon such agreement, the parties will cooperate and act in good faith and use reasonable best efforts to ensure the implementation of the Scheme of Arrangement (any such switch from a Merger to the Scheme of Arrangement, a “Switch”) as soon as is reasonably practicable, including entering into appropriate amendments to this Agreement to give effect to the foregoing and preserving the terms of this Agreement as closely as possible; provided that this Section 7.13(b) shall not, and shall not require the Company to agree to, alter or change the amount or nature of the Merger Consideration payable to holders of Company Common Stock hereunder. Without limitation of Section 7.6, in the event of a Switch to a Scheme of Arrangement, as soon as practicable the Company shall reaffirm the recommendation of the Board of Directors of the Company in favor of the Scheme of Arrangement and use reasonable best efforts to implement the Scheme of Arrangement (and any failure to reaffirm such recommendation within three (3) Business Days at the request of Parent after such agreement to effect a Switch shall be a Company Change in Recommendation).
Section 7.14   Financing.
(a)   Subject to the terms and conditions of this Agreement, Parent shall and shall cause each of its Subsidiaries to take, or cause to be taken, all appropriate actions, and do, or cause to be done, all things necessary, proper or advisable to obtain funds sufficient to fund the Financing Amounts on or prior to the date on which the Merger is required to be consummated pursuant to the terms hereof (taking into account the anticipated timing of the Marketing Period). In furtherance and not in limitation of the foregoing, Parent shall take, or cause to be taken, all reasonable actions and do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the Financing on the terms and conditions not less favorable to Parent than those contained in the Commitment Letters and the Fee Letter (including any “market flex” provisions that are contained in the Fee Letter) as promptly as possible (taking into account the anticipated timing of the Marketing Period) but in any event prior to the date on which the Merger is required to be consummated pursuant to the terms hereof, including by (i) maintaining in effect the Commitment Letters (subject to Parent’s right to replace, restate, supplement, modify, assign, substitute, waive or amend the Commitment Letters in accordance herewith), (ii) negotiating and entering into definitive agreements with respect to the Financing (the “Definitive Agreements”) on terms and conditions not less favorable to Parent than those contained therein (including, as necessary, the “flex” provisions contained in any related fee letter) and without any Prohibited Modification, (iii) satisfying on a timely basis (taking into account the anticipated timing of the Marketing Period), or otherwise obtaining waiver of, all conditions in the Commitment Letters and the Definitive Agreements that are within Parent’s control and complying with its obligations thereunder and (iv) enforcing its rights under the Commitment Letters.
(b)   Other than as set forth in this Section 7.14(b) or Section 7.14(c), neither Parent nor any of its Subsidiaries shall, without the prior written consent of the Company, permit, consent to or agree to any amendment, replacement, supplement, termination or modification to, or any waiver of, any provision or remedy under (i) the Equity Commitment Letters, (ii) the Preferred Equity Commitment Letter or (iii) the Debt Commitment Letter or the Definitive Agreements (it being understood that the exercise of any “market flex” provisions contained in the Fee Letter shall not be deemed an amendment, replacement, supplement, termination, modification or waiver) if, in the case of clauses (ii) and (iii) hereof, such amendment, replacement, supplement, modification, waiver or remedy (A) adds new (or adversely modifies any existing) conditions to the consummation of all or any portion of the Financing, (B) reduces the aggregate principal amount of the Debt Financing or the Preferred Equity Financing, (C) adversely affects the ability of Parent to enforce its rights against other parties to the Debt Commitment Letter, Preferred Equity Commitment Letter or the Definitive Agreements as so amended, replaced, supplemented or otherwise modified or (D) could otherwise reasonably be expected to prevent, impede or delay the consummation of the Merger and the other transactions contemplated by this Agreement (the effects described in clauses (i) through (iii), collectively, the “Prohibited Modifications”), provided that Parent may replace, amend, supplement or modify (x) the Debt Commitment Letter to add lenders, lead arrangers, bookrunners, syndication agents or similar entities (or titles with respect to such entities) that have not executed the Debt Commitment Letter as of the date of this Agreement (it being understood that the aggregate commitments of the lenders party to the Debt Commitment Letter prior to such replacement, amendment, supplement or modification may be reduced in the amount of such additional party’s commitments if such entities are of similar creditworthiness as the Financing Parties that have executed the Debt Commitment Letter prior to such replacement, amendment, supplement or modification) and (y) the Preferred Equity Commitment Letter to add investors or similar entities (or titles with respect to such entities) that have not executed the Preferred Equity Commitment Letter as of the date of this Agreement (it being understood that the aggregate commitments of the investors party to the Preferred Equity Commitment Letter prior to such replacement, amendment, supplement or modification may be reduced in the amount of such additional party’s commitments if such investors are of similar creditworthiness as the

Financing Parties that have executed the Preferred Equity Commitment Letter prior to such replacement, amendment, supplement or modification). Parent shall reasonably promptly deliver to the Company copies of any amendment, replacement, supplement, termination, modification or waiver to the Commitment Letters and/or Definitive Agreements.
(c)   In the event that any portion of the Financing becomes unavailable, regardless of the reason therefor, Parent shall (i) promptly notify the Company in writing of such unavailability and the reason therefor and (ii) use reasonable best efforts, and cause each of its Subsidiaries to use their reasonable best efforts, to arrange and obtain, as promptly as practicable following the occurrence of such event, alternative financing for any such unavailable portion from the same or alternative sources (the “Alternative Financing”) in an amount sufficient, when taken together with the available portion of the Financing, to consummate the transactions contemplated by this Agreement and to pay the Financing Amounts and that does not include any Prohibited Modifications; provided that Parent shall not be required to arrange or obtain any Alternative Financing having terms and conditions (including “market flex” provisions) materially less favorable, taken as a whole, to Parent than those contained in the Debt Commitment Letter and/or the Preferred Equity Commitment Letter, as applicable, and the related Fee Letter. Parent shall provide the Company with prompt notice of any actual breach, default, cancellation, termination or repudiation by any party to the Commitment Letters or any Definitive Agreement. Upon the Company’s request, Parent shall keep the Company reasonably informed on a current basis of the status of its efforts to consummate the Financing, including any Alternative Financing.
(d)   To the extent Parent obtains Alternative Financing or amends, replaces, supplements, terminates, modifies or waives any of the Financing, in each case pursuant to this Section 7.14 and without any Prohibited Modification, references to the “Financing,” “Financing Parties,” “Commitment Letters” and “Definitive Agreements” (and other like terms in this Agreement) shall be deemed to refer to such Alternative Financing, the commitments thereunder and the agreements with respect thereto, or the Financing as so amended, replaced, supplemented, terminated, modified or waived.
Section 7.15   Debt Merger.   Immediately prior to the Effective Time, Jupiter Borrower, Inc., a Delaware corporation and Wholly Owned Subsidiary of Parent (“Debt Merger Sub”), shall borrow from the Financing Parties in respect of the Debt Financing. Debt Merger Sub shall lend a portion of the proceeds from the Debt Financing to Parent, and Parent shall contribute such amount to Merger Sub. At the Effective Time, Debt Merger Sub shall merge with and into Janus Henderson US (Holdings) Inc., a Wholly Owned Subsidiary of the Company (“Janus Henderson US”, and such merger, the “Debt Merger”), with Janus Henderson US continuing as the surviving corporation. The remaining portion of the Debt Financing shall be used to repay third-party indebtedness of Janus Henderson US at or immediately following the Effective Time. As promptly as practicable following the date hereof, the Company and Parent shall enter into and approve a short-form agreement of merger containing customary terms and conditions for the Debt Merger.
Section 7.16   Other Agreements.   The parties hereby agree to the matters set forth on Schedule 7.16.
ARTICLE VIII
CONDITIONS PRECEDENT
Section 8.1   Conditions to Each Party’s Obligation to Effect the Merger.   The obligations of the Company, Parent and Merger Sub to effect the Merger are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:
(a)   Company Stockholder Approval.   The Company shall have obtained the Required Company Vote in connection with the approval of the Merger and the other transactions contemplated by this Agreement by the stockholders of the Company.
(b)   No Injunctions or Restraints, Illegality.   No statute, rule, regulation, executive order, decree or ruling, shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other Governmental Entity of competent jurisdiction shall be in effect, having the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger; provided, however, that the provisions of this Section 8.1(b) shall not be available to any party whose failure to fulfill its obligations pursuant to Section 7.5 shall have been the cause of, or shall have resulted in, such order or injunction.
(c)   HSR Act.   The waiting period applicable to the Merger and the other transactions contemplated pursuant to this Agreement under the HSR Act shall have been terminated or shall have expired.
(d)   Regulatory Approvals.   All applicable waiting periods (or extensions thereof) or consents, non-objections or approvals relating to the Merger and the other transactions contemplated by this Agreement under the applicable laws of the jurisdictions or Governmental Entities set forth in Schedule 8.1(d) (the “Regulatory Approvals”) shall have expired, been terminated or received and be in full force and effect (as applicable) without the imposition of a Burdensome Condition;
(e)   Companies Law Matters.   (i) The date as set out in Article 127FJ(3)(a) of the Companies Law shall have passed and (ii) each applicable date as set out in Article 127FJ(3)(c) of the Companies Law shall have passed in respect of the Company’s and Merger Sub’s notification and publication obligations described in Section 7.13(a).
Section 8.2   Additional Conditions to Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction, or waiver by Parent, on or prior to the Closing Date, of the following additional conditions:
(a)   Representations and Warranties. (i) The representations and warranties of the Company contained in Section 3.1(a) (Organization), Section 3.5 (Authorization and Validity of Agreement), Section 3.6(b) and Section 3.6(c) (Capitalization and Related Matters), Section 3.24 (No Brokers), Section 3.25 (Takeover Statutes), Section 3.26 (Opinion of Financial Advisor), Section 3.27 (Board Approval) and Section 3.28 (Vote Required) shall be true and correct in all material respects, in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), (ii) the representations and warranties of the Company contained in Section 3.6(a) (Capitalization and Related Matters) shall be true and correct in all respects (except for such inaccuracies as are de minimis in the aggregate), in each case both when made and at and as of the Closing Date, as if made at and as of such date (except to the extent expressly made as of an earlier date, in which case as of such date), (iii) the representations and warranties of the Company contained in Section 3.9(a) (Absence of Certain Changes or Events) shall be true and correct in all respects both when made and at and as of the Closing Date, and (iv) all other representations and warranties of the Company set forth in this Agreement shall be true and correct both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except, in the case of this clause (iv), where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth therein) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Parent shall have received a certificate of an executive officer of the Company to such effect.
(b)   Performance of Obligations of the Company.   The Company shall have performed in all material respects and complied in all material respects with all agreements and covenants required to be performed or complied with by it under this Agreement at or prior to the Closing Date. Parent shall have received a certificate of an executive officer of the Company to such effect.
(c)   Client Consent Percentage.   The Client Consent Percentage shall be at least 80% and Parent shall have received a certificate of an executive officer of the Company to such effect.
(d)   No Material Adverse Effect.   Since the date of this Agreement, there has not been a Company Material Adverse Effect. Parent shall have received a certificate of an executive officer of the Company to such effect.
Section 8.3   Additional Conditions to Obligations of the Company.   The obligations of the Company to effect the Merger are subject to the satisfaction of, or waiver by, the Company, on or prior to the Closing Date of the following additional conditions:

(a)   Representations and Warranties.   (i) The representations and warranties of Parent and Merger Sub contained in Section 4.1 (Organization), Section 4.4 (Authorization and Validity of Agreement), Section 4.7 (No Brokers) and Section 4.11 (Board Approval) shall be true and correct in all material respects, in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), (ii) the representations and warranties of Parent contained in Section 4.5 (Ownership of Common Stock; Capitalization of Merger Sub) shall be true and correct in all respects (except for such inaccuracies as are de minimis in the aggregate), in each case both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), and (iii) all other representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except in the case of this clause (iii), where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth therein) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. The Company shall have received a certificate of an executive officer of Parent to such effect.
(b)   Performance of Obligations of Parent.   Parent shall have performed in all material respects and complied in all material respects with all agreements and covenants required to be performed or complied with by it under this Agreement at or prior to the Closing Date. The Company shall have received a certificate of an executive officer of Parent to such effect.
ARTICLE IX
TERMINATION
Section 9.1   Termination.   This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, by action taken or authorized by the Board of Directors of the terminating party or parties (and, in the case of the Company, upon the recommendation of the Special Committee), and except as provided below, whether before or after approval of the matters presented in connection with the Merger by the stockholders of the Company:
(a)   By mutual written consent of Parent and the Company, by action of their respective Boards of Directors (and, in the case of the Company, upon the recommendation of the Special Committee);
(b)   By either the Company or Parent if the Effective Time shall not have occurred on or before June 22, 2026 (the “Termination Date”); provided that (A) the Termination Date shall be automatically extended on or prior to such date, in each case, for forty-five (45) days following the original Termination Date (as so extended, the “Extended Termination Date”) if all conditions to the Closing (other than the conditions set forth in Section 8.1(b) (to the extent relating to a Regulatory Law), Section 8.1(c), Section 8.1(d) or Section 8.2(c)) are satisfied or waived or are capable of then being satisfied, and such Extended Termination Date shall thereafter be the “Termination Date”; provided, further, that the Extended Termination date shall be further automatically extended on or prior to the Extended Termination Date, in each case, for forty-five (45) days following the Extended Termination Date (as so extended, the “Further Extended Termination Date”) if all conditions to the Closing (other than the conditions set forth in Section 8.1(b) (to the extent relating to a Regulatory Law), Section 8.1(c), Section 8.1(d) or Section 8.2(c)) are satisfied or waived or are capable of then being satisfied, and such Further Extended Termination Date shall thereafter be the “Termination Date”; and (B) if the Marketing Period has commenced but not yet been completed as of the close of business on the seventh (7th) Business Day immediately prior to the Termination Date, the Termination Date shall be automatically extended (or further extended) to the date that is seven (7) Business Days after the expiration of the Marketing Period and such date shall be the new Termination Date; provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the primary cause of the failure of the Effective Time to occur on or before the Termination Date and such action or failure to perform constitutes a breach of this Agreement;

(c)   By either the Company or Parent if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting or making illegal the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable; provided that the party hereto seeking to terminate this Agreement pursuant to this Section 9.1(c) shall have used the level of efforts to remove such restraint or prohibition as required by this Agreement; and provided, further, that the right to terminate this Agreement pursuant to this Section 9.1(c) shall not be available to any party hereto whose breach of any provision of this Agreement results in the imposition of such order, decree or ruling or the failure of such order, decree or ruling to be resisted, resolved or lifted;
(d)   By either the Company or Parent if the approval by the stockholders of the Company required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the Required Company Vote at the Company Stockholders Meeting (or any adjournment or postponement thereof);
(e)   By Parent prior to the receipt of the Required Company Vote, if (i) there shall have been a Company Change in Recommendation or the Board of Directors of the Company shall have approved or recommended a Company Acquisition Proposal (or the Board of Directors of the Company, upon the recommendation of the Special Committee, resolves to do any of the foregoing), whether or not permitted by Section 7.6, (ii) the Company shall fail to call or hold the Company Stockholders Meeting in violation of Section 7.1(c), or (iii) the Company shall have committed an Intentional Breach of any of its material obligations under Section 7.6;
(f)   By the Company, pursuant to Section 7.6(c), subject to compliance with the applicable provisions of Section 7.6(c), Section 7.6(d), Section 7.6(e) and Section 9.2(d);
(g)   By the Company if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub contained in this Agreement such that the conditions set forth in Section 8.3(a) or Section 8.3(b) would not be satisfied and (i) such breach is not curable or (ii) (other than an Intentional Breach of Parent’s obligations under Article I) if such breach is curable, such breach shall not have been cured prior to the earlier of (A) 30 days following notice of such breach and (B) the Termination Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.1(g) if the Company is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement;
(h)   By Parent if there shall have been a breach of any representation, warranty, covenant or agreement on the part of the Company contained in this Agreement such that the conditions set forth in Section 8.2(a) or Section 8.2(b) would not be satisfied and (i) such breach is not curable or (ii) if such breach is curable, such breach shall not have been cured prior to the earlier of (A) 30 days following notice of such breach and (B) the Termination Date; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 9.1(h) if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement; or
(i)   By the Company, at any time prior to the Effective Time if (i) all the conditions set forth in Section 8.1 and Section 8.2 have been and continue to be satisfied or, to the extent permitted by Applicable Law, waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which shall be capable of being satisfied if the Closing were to occur), (ii) Parent and Merger Sub have failed to consummate the Merger on or prior to the date the Closing should have occurred pursuant to Section 1.2, (iii) the Company has irrevocably confirmed to Parent in writing at least three (3) Business Days prior to such termination that the Company is ready, willing and able to consummate the Closing on such date of confirmation and at all times during the three (3) Business Day period immediately thereafter, and (iv) Parent and Merger Sub have failed to consummate the Closing within three (3) Business Days after the receipt of such irrevocable confirmation pursuant to the preceding clause (iii).
Section 9.2   Effect of Termination; Termination Fees.
(a)   In the event of termination of this Agreement by either the Company or Parent as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Merger Sub or the Company or their respective partners, members, managers, stockholders, employees, Affiliates, agents, officers, directors or other representative of such party to the other parties, as applicable, except with respect to the Confidentiality Agreements, the Guarantees, the last sentence of Section 5.3(b), this Section 9.2 and Article X; provided that, except as set forth in the following sentence, termination of this Agreement shall not relieve any party from any liability or damages incurred or suffered by a party to the extent such liability or damages were the result of fraud or any Intentional Breach of any covenant or agreement in this Agreement occurring prior to termination (in each case, which may be pursued only by the party through actions expressly approved by the party’s Board of Directors, as applicable). Each party agrees that notwithstanding anything in this Agreement to the contrary, in the event that the Company Termination Fee is paid to Parent or the Parent Termination Fee is paid to the Company in accordance with this Agreement (Parent or the Company, as the recipient of the Company Termination Fee or the Parent Termination Fee, as applicable, the “Receiving Party”), the payment of the Company Termination Fee or the Parent Termination Fee, as applicable, and any Parent Enforcement Expenses or Company Enforcement Expenses and Reimbursement Obligations, as applicable, shall be the sole and exclusive remedy of the Receiving Party, its Subsidiaries, direct or indirect stockholders or equityholders and Affiliates and its and their respective other representatives (“Related Parties”) against such paying party or any of its representatives or Affiliates for, and in no event will the Receiving Party or any other such Person seek to recover any money damages or seek any other remedy with respect to, any loss suffered, directly or indirectly, as a result of (i) the failure of the Merger to be consummated, (ii) the termination of this Agreement or (iii) any liabilities or obligations arising under this Agreement; provided that nothing in this Section 9.2 will limit either party’s right to specific performance pursuant to and in accordance with Section 10.4.
(b)   If Parent shall terminate this Agreement pursuant to Section 9.1(e), then the Company shall pay to Parent, not later than two (2) Business Days following such termination, the Company Termination Fee.
(c)   If (A) the Company or Parent shall terminate this Agreement pursuant to Section 9.1(b) (solely if the Required Company Vote has not been obtained) or Section 9.1(d), (B) at or prior to the time of the Company Stockholders Meeting there shall have been publicly disclosed or announced and not withdrawn prior to the Company Stockholders Meeting a bona fide written Company Acquisition Proposal and (C) within twelve (12) months following the termination of this Agreement, the Company enters into a definitive agreement with respect to, or consummates, a Company Acquisition Proposal, then the Company shall pay to Parent, not later than two (2) Business Days after the execution of the definitive agreement or consummation of the transaction, as applicable, an amount in cash equal to (i) if the Expense Reimbursement has not been paid or become payable, $297,130,000 or (ii) if the Expense Reimbursement has been paid or become payable, $222,850,000 (the applicable amount contemplated by clause (i) or (ii), the “Company Termination Fee”).
(d)   If the Company shall terminate this Agreement pursuant to Section 9.1(f), then the Company shall pay, or cause to be paid, to Parent the Company Termination Fee contemporaneously with such termination.
(e)   In the event this Agreement is terminated by the Company pursuant to Section 9.1(g) or Section 9.1(i) (or if this Agreement is terminated pursuant to Section 9.1(b) at a time when the Company would have been entitled to terminate this Agreement pursuant to Section 9.1(g) or Section 9.1(i)) then Parent shall pay or cause to be paid to the Company a fee equal to $222,850,000 (the “Parent Termination Fee”) within five (5) Business Days after the date of such termination by wire transfer of same-day funds to one or more accounts designated by the Company.
(f)   In the event this Agreement is terminated by the Company or Parent pursuant to Section 9.1(d), then the Company shall pay to Parent, as promptly as reasonably practicable (and, in any event, within two (2) Business Days following the delivery by Parent of an invoice therefor) any and all reasonable and documented out-of-pocket fees and expenses (including of Financing Parties, financial advisors, outside legal counsel, accountants, experts, consultants and other representatives but excluding any recoverable VAT) actually incurred by or on Parent’s behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of this

Agreement and the transactions contemplated hereby, including the Merger, up to an amount not to exceed $111,420,000 (the “Expense Reimbursement”).
(g)   All payments under this Section 9.2 by (i) the Company shall be made by wire transfer of immediately available funds to an account designated by Parent, and (ii) Parent shall be made by wire transfer of immediately available funds to an account designated by the Company. The parties further acknowledge that neither the Company Termination Fee nor the Parent Termination Fee shall constitute a penalty but is each liquidated damages, in a reasonable amount that will compensate each party in the circumstances in which either the Company Termination Fee or Parent Termination Fee, as applicable, is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. Any payments under this Section 9.2 shall be inclusive of VAT (if any). The parties hereto intend that any payments under this Section 9.2, being compensatory in nature, shall not be treated (in whole or in part) as consideration for a taxable supply for the purposes of VAT and, accordingly, each of Parent and the Company shall, and shall procure that the representative member of any VAT group of which they are a member shall, use reasonable best efforts to secure that any payments under this Section 9.2 will not be subject to any VAT. If a relevant taxing authority (or, following an appeal to a court or tribunal, such court or tribunal) finally determines that any payment under this Section 9.2 constitutes all or part of the consideration for a taxable supply made for VAT purposes in respect of which the payor of the sum (or the representative member of the VAT group of which the payor is a member) is liable to account for VAT under a reverse charge mechanism, to the extent that any VAT chargeable on the supply is not recoverable by such payor (or the representative member of the VAT group of which such payor is a member) by way of repayment or credit as input tax, the sum payable shall be reduced so that the aggregate of the sum payable (as so reduced) and such irrecoverable reverse charge VAT equals the sum that would have been payable had no such reverse charge VAT arisen, and any adjusting payment that may be required to correct any overpayment shall be made within five (5) Business Days after the date on which the determination by the taxing authority (or court or tribunal, as the case may be) has been communicated to the party required to make the adjusting payment (together with such evidence of it as it is reasonable in the circumstances to provide) or, if later, five (5) Business Days before the date on which the irrecoverable VAT is required to be accounted for (taking into account any applicable extensions of time), provided that the party making the adjusting payment has been given written notice of such date not less than fifteen (15) Business Days before.
(h)   For purposes of this Section 9.2, the term “Company Acquisition Proposal” shall have the meaning assigned to such term in Section 7.6(a), except that the reference to “more than twenty (20%) percent” in the definition of “Company Acquisition Proposal” shall be deemed to be a reference to “more than fifty (50%) percent”.
(i)   The Company acknowledges that the agreements contained in this Section 9.2 are an integral part of the transactions contemplated by this Agreement and are not a penalty, and that, without these agreements, Parent would not enter into this Agreement. If the Company fails to pay promptly the amounts due pursuant to this Section 9.2, the Company will also pay to Parent Parent’s reasonable costs and expenses (including legal fees and expenses, and in each case including any irrecoverable VAT thereon) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the unpaid amount under this Section 9.2, accruing from its due date, at an interest rate per annum equal to two percentage points in excess of the prime commercial lending rate quoted by The Wall Street Journal (which enforcement expenses and interest, notwithstanding anything to the contrary contained in this Agreement, shall in no event exceed $500,000 (the “Enforcement Expenses Cap,” and such expenses and interest, the “Parent Enforcement Expenses”)). Any change in the interest rate hereunder resulting from a change in such prime rate will be effective at the beginning of the date of such change in such prime rate. For the avoidance of doubt, in no event shall the Company be required to pay or cause to be paid under this Section 9.2 the Company Termination Fee more than once.
(j)   Parent acknowledges that the agreements contained in this Section 9.2 are an integral part of the transactions contemplated by this Agreement and are not a penalty, and that, without these agreements, the Company would not enter into this Agreement. If Parent fails to pay promptly the amounts due pursuant to this Section 9.2, Parent will also pay to the Company the Company’s reasonable costs and expenses (including legal fees and expenses, and in each case including any irrecoverable VAT thereon) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the unpaid amount under this Section 9.2, accruing from its due date, at an interest rate per annum equal to two percentage points in excess of the prime commercial lending rate quoted by The Wall Street Journal (which enforcement expenses and interest, notwithstanding anything to the contrary contained in this Agreement, shall in no event exceed the Enforcement Expenses Cap (“Company Enforcement Expenses”)). Any change in the interest rate hereunder resulting from a change in such prime rate will be effective at the beginning of the date of such change in such prime rate. For the avoidance of doubt, in no event shall Parent be required to pay or cause to be paid under this Section 9.2 the Parent Termination Fee more than once. Notwithstanding anything to the contrary in this Agreement, (i) in no event shall Parent be required to pay the Parent Termination Fee on more than one occasion, (ii) subject to the rights expressly set forth in Section 10.4, the Company’s receipt of the Parent Termination Fee (if payable), any Company Enforcement Expenses, and any reimbursement and indemnification obligations payable pursuant to the last sentence of Section 5.3(b) (which reimbursement and indemnification obligations, notwithstanding anything to the contrary contained in this Agreement, shall in no event exceed $500,000 in the aggregate) (“Reimbursement Obligations”) shall be the sole and exclusive remedy of the Company and its Related Parties against (A) Parent, Merger Sub, the Guarantors, the Equity Investors, the Preferred Equity Investors or any of their respective Affiliates or representatives, the Financing Parties, other financing sources, financial sponsors and (B) their respective former, current or future Affiliates, management companies, investment vehicles, controlling Persons, holders of any equity, members, managers, general or limited partners, stockholders or any officers, directors, employees, attorneys, agents or representatives, or successors and assigns of any of the foregoing (the Persons in clauses (A) and (B) collectively, the “Parent Related Parties”) for any loss, liability or damages suffered as a result of the failure of the Closing to occur, for a breach or failure to perform hereunder, under the Commitment Letters, in connection with, relating to or arising out of this Agreement and the transactions contemplated thereby or otherwise (in any case, whether willfully, intentionally or otherwise), including in the event of Intentional Breach, and (iii) the Company and its Subsidiaries hereby waive all other remedies against the Parent Related Parties with respect to, any loss, liability or damages suffered as a result of the failure of the Closing to occur, for a breach or failure to perform hereunder, under the Commitment Letters, in connection with, relating to or arising out of this Agreement or the transactions contemplated hereby or otherwise (in any case, whether willfully, intentionally, unintentionally or otherwise), including in the event of Intentional Breach, other than the Company’s receipt of the Parent Termination Fee, Company Enforcement Expenses and Reimbursement Obligations and a grant of specific performance pursuant to Section 10.4; provided, that, notwithstanding anything to the contrary herein, nothing in this Section 9.2(j) shall limit (1) the Company’s right to an order of specific performance against Parent and Merger Sub, as permitted by and subject to the requirements of Section 10.4, (2) the Company’s right to enforce the Equity Commitment Letters against the applicable Equity Investors pursuant to the terms thereof, (3) the Company’s rights and remedies under the Guarantees against the applicable Guarantors in accordance with the terms thereof and (4) the Company’s rights and remedies under the Confidentiality Agreements and the Voting and Rollover Agreement against the applicable parties thereto in accordance with the terms thereof; provided, further, that in no event shall the Company be entitled to both a grant of specific performance pursuant to Section 10.4(d) that results in the Closing (including the funding of the Equity Financing and consummation of the rollover under the Voting and Rollover Agreement), on the one hand, and payment of monetary damages of any kind (including the Parent Termination Fee), on the other hand. Except for any obligation to pay the Parent Termination Fee, Company Enforcement Expenses and Reimbursement Obligations and subject to the rights expressly set forth in Section 10.4, under no circumstances will the Company or any of its Related Parties be entitled to, and no Parent Related Party will have any liability or obligation in respect of, monetary damages or other monetary remedies or liability for any losses or other damages suffered as a result of the failure of the transactions contemplated by this Agreement or in the Commitment Letters to be consummated, for any breach or failure to perform hereunder or thereunder, for any representation made or alleged to have been made in connection herewith or therewith, or in connection with, relating to or arising out of this Agreement or the transactions contemplated hereby (whether for Intentional Breach or otherwise) in excess of the amount of the sum of the Parent Termination Fee, Company Enforcement Expenses and Reimbursement Obligations (such amount, the “Parent Liability Limitation”), and in no event will any of the Related Parties of the Company seek or obtain, nor will they permit any of their representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary damages or award (whether for fraud, Intentional Breach or otherwise and including consequential, special, indirect or punitive damages) from any Parent Related Party in excess of the Parent Liability Limitation.
Section 9.3   Amendment.   This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors (and, in the case of the Company, upon the recommendation of the Special Committee), at any time before or after approval of the matters presented in connection with the Merger by the stockholders of the Company, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without approval by such holders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.
Section 9.4   Extension; Waiver.   At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors (and, in the case of the Company, upon the recommendation of the Special Committee), may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.
ARTICLE X
MISCELLANEOUS
Section 10.1   Non-Survival of Representations, Warranties and Agreements.   None of the representations, warranties, covenants and other agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and other agreements, shall survive the Effective Time, except for those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Effective Time and this Article X, including but not limited to covenants and agreements of Parent contained in Section 6.3.
Section 10.2   Disclosure Schedules.
(a)   The inclusion of any information in the Disclosure Schedules accompanying this Agreement will not be deemed an admission or acknowledgment, in and of itself, solely by virtue of the inclusion of such information in such Disclosure Schedule, that such information is required to be listed in such Disclosure Schedule or that such information is material to any party or the conduct of the business of any party.
(b)   Any item set forth in the Disclosure Schedules with respect to a particular representation, warranty or covenant contained in the Agreement will be deemed to be disclosed with respect to all other applicable representations, warranties and covenants contained in the Agreement to the extent any description of facts regarding the event, item or matter is disclosed in such a way as to make readily apparent from such description or specified in such disclosure that such item is applicable to such other representations, warranties or covenants whether or not such item is so numbered.
Section 10.3   Successors and Assigns.   No party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect. This Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

Section 10.4   Governing Law; Jurisdiction; Specific Performance.
(a)   This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of Delaware (other than the statutory and fiduciary and other duties of the directors of the Company, and the implementation and effects of the Merger which shall be governed by the laws of Jersey). Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party(ies) hereto or its successors or assigns shall be brought and determined exclusively in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the U.S. District Court for the District of Delaware, subject always that the Court would have exclusive jurisdiction in respect of any application brought pursuant to Article 127FB(1) and Article 127FE(2)(b) of the Companies Law.
(b)   EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (INCLUDING THE DEBT FINANCING AND DEBT COMMITMENT LETTER) OR THE PERFORMANCE THEREOF. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.4(B).
(c)   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, including in connection with the specific performance of Parent’s and Merger Sub’s obligations pursuant to the terms of this Agreement and the Equity Commitment Letters to cause the Equity Financing to be funded and consummate the Closing and the Merger, subject to Section 10.4(d). Any requirements for the securing or posting of any bond with such remedy are waived.
(d)   Notwithstanding Section 10.4(c), it is explicitly agreed that the right of the Company to obtain specific performance (or any other equitable relief) of Parent’s and Merger Sub’s obligation to consummate the Closing shall be subject to the requirements that, and such right to obtain specific performance shall only arise if and only if:
(i)   the conditions set forth in Section 8.1 and Section 8.2 have been satisfied or waived by Parent (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing, provided that each such condition would be satisfied if the Closing were on such date);
(ii)   Parent has failed to consummate the Closing by the date the Closing is required to have occurred pursuant to Section 1.2;
(iii)   the Debt Financing and the Preferred Equity Financing (or if applicable, Alternative Financing) have been funded or will be funded in full at the Closing if the Equity Financing and, as applicable, the Preferred Equity Financing (in the case of the Debt Financing) and Debt Financing (in the case of the Preferred Equity Financing) is funded and the Exchange (as defined in the

Voting and Rollover Agreement) and contributions contemplated by Section 6.1, Section 6.2 and Section 6.3 of the Voting and Rollover Agreement are consummated at the Closing; and
(iv)   the Company has irrevocably confirmed in writing to Parent that if specific performance is granted and the Debt Financing and the Preferred Equity Financing is funded, then the Company stands ready, willing and able to consummate the Closing and Parent and Merger Sub have failed to consummate the Closing within three (3) Business Days following receipt of such confirmation from the Company; provided that the Company remains ready, willing and able to consummate the Closing during such three (3) Business Day period. For the avoidance of doubt, in no event shall the Company be entitled to specifically enforce (or to bring any action or proceeding in equity seeking to specifically enforce) (1) Parent’s rights under the Equity Commitment Letters to cause the Equity Financing to be funded, (2) the rollover obligations under the Voting and Rollover Agreement or (3) Parent’s obligation to effect the Closing, in each case, other than as expressly provided in the immediately preceding sentence.
Section 10.5   Expenses.   All fees and expenses incurred in connection with the Merger including, without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby, shall be the obligation of the respective party incurring such fees and expenses, except (a) Parent and the Company shall each bear and pay one-half of the expenses incurred in connection with the filing of the Schedule 13E-3 and the Proxy Statement and with the printing and mailing of the Proxy Statement and (b) as provided in Section 7.5(a).
Section 10.6   Severability; Construction.
(a)   In the event that any part of this Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.
(b)   The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement.
Section 10.7   Notices.   All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given; (ii) on the date sent by E-mail (so long as no delivery failure message is received); or (iii) on the day after delivery to Federal Express or similar internationally recognized overnight courier service and properly addressed, to the party as follows:
If to Parent or Merger Sub:
Jupiter Company Limited
c/o Trian Fund Management, L.P.
280 Park Avenue, 41st Floor
New York, NY 10017
Attention:
Brian L. Schorr
Daniel R. Marx

Email:
[***]
[***]

with a copy to (which shall not constitute notice):
Debevoise & Plimpton LLP
66 Hudson Boulevard
New York, NY 10001
Attention:
William D. Regner
Emily F. Huang

Email:
wdregner@debevoise.com
efhuang@debevoise.com

with a copy to (which shall not constitute notice):
General Catalyst Group Management, LLC
20 University Road, Fourth Floor
Cambridge, MA 02138
Attn:
Christopher McCain

E-mail:
[***]

and
Kirkland & Ellis LLP
200 Clarendon Street, 46th Floor
Boston, MA 02116
Attn:
Christian A. Atwood, P.C.
Marshall P. Shaffer, P.C.

E-mail:
christian.atwood@kirkland.com
marshall.shaffer@kirkland.com

If to the Special Committee:
Special Committee of the Board of Directors
c/o Janus Henderson Group Plc
151 Detroit St
Denver, Colorado 80206
Attention:
Michelle Rosenberg

Email:
[***]

with a copy to (which shall not constitute notice):
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:
Jacob A. Kling
Matthew T. Carpenter

Email:
JAKling@wlrk.com
MTCarpenter@wlrk.com

If to the Company:
Janus Henderson Group Plc
151 Detroit St
Denver, Colorado 80206
Attention:
Michelle Rosenberg

Email:
[***]

with a copy to (which shall not constitute notice):
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:
Jacob A. Kling
Matthew T. Carpenter

Email:
JAKling@wlrk.com
MTCarpenter@wlrk.com

and
Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attention:
Peter Serating
Patrick Lewis

Email:
Peter.Serating@skadden.com
patrick.lewis@skadden.com

Any party may change its address for the purpose of this Section 10.7 by giving the other party written notice of its new address in the manner set forth above.
Section 10.8   Entire Agreement.   This Agreement and the documents and other agreements among the parties hereto, or any of them, as contemplated by or referred to herein, including the Confidentiality Agreements contain the entire understanding among the parties hereto with respect to the transactions contemplated hereby and supersede and replace all prior and contemporaneous agreements and understandings, oral or written, with regard to such transactions. All Exhibits and Schedules hereto and any documents and instruments delivered pursuant to any provision hereof are expressly made a part of this Agreement as fully as though completely set forth herein.
Section 10.9   Parties in Interest.   Except for (i) the rights of the Company stockholders to receive the Merger Consideration (following the Effective Time) in accordance with the terms of this Agreement (of which the stockholders are the intended beneficiaries following the Effective Time), (ii) the rights to continued indemnification and insurance pursuant to Section 6.3 (of which, in each case, the Persons entitled to indemnification or insurance, as the case may be, are the intended beneficiaries), (iii) the rights to indemnification of the Company, its Affiliates and their representatives pursuant to Section 5.3(b), (iv) as set forth in Section 10.12, and (v) the rights of the Special Committee to enforce all rights of the Company (and cause the Company to fulfill its obligations) under this Agreement, nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any Persons other than the parties hereto and their respective successors and permitted assigns; provided that nothing in this Section 10.9 shall limit the right of Parent or the Company to seek damages as contemplated by Section 9.2. Nothing in this Agreement is intended to relieve or discharge the obligations or liability of any third Persons to the Company or Parent. No provision of this Agreement shall give any third parties any right of subrogation or action over or against the Company or Parent.
Section 10.10   Section and Paragraph Headings.   The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
Section 10.11   Counterparts.   This Agreement may be executed in counterparts, (including by facsimile or other electronic transmission) each of which shall be deemed an original, but all of which shall constitute the same instrument.
Section 10.12   Financing Provisions.   Notwithstanding anything in this Agreement to the contrary, the Company, on behalf of itself, its Subsidiaries and each of its controlled Affiliates, hereby: (a) agrees that any legal action, whether in law or in equity, whether in contract or in tort or otherwise, involving the Financing Parties, arising out of or relating to, this Agreement or the Debt Financing or Preferred Equity Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, as applicable, shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, so long as such forum is and remains available, and any appellate court thereof and each party hereto irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such court, (b) agrees that any such legal action shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise provided in any agreement relating to the Financing and except to the extent relating to the interpretation of any provisions in this Agreement (including any provision in the Debt Commitment Letter or in any definitive documentation related to the Debt Financing or the Preferred Equity Commitment Letter or in any definitive documentation related to the Preferred Equity Financing that expressly specifies that the interpretation of such provisions shall be governed by and construed in accordance with the law of the State of Delaware), (c) knowingly, intentionally and voluntarily waives to the fullest extent permitted by Applicable Law trial by jury in any such legal action brought against the Financing Parties in any way arising out of or relating to, this Agreement or the Financing, (d) agrees that none of the Financing Parties shall have any liability to the Company or any of its Subsidiaries or any of their respective controlled affiliates or representatives relating to or arising out of this Agreement or the Financing (subject to the last sentence of this Section 10.12), and (e) agrees that the Financing Parties are express third party beneficiaries of, and may enforce, any of the provisions of Section 9.2(i), Section 9.2(j), Section 10.4(b) and this Section 10.12 and that Section 9.2(i), Section 9.2(j), Section 10.4(b) this Section 10.12 may not be amended in a manner materially adverse to the Financing Parties without the written consent of the Financing Entities (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, nothing in this Section 10.12 shall in any way limit or modify the rights and obligations of Parent under this Agreement, or any Financing Party’s obligations under the Commitment Letter, or the rights of the Company and its Subsidiaries against the Financing Parties with respect to the Debt Financing, the Preferred Equity Financing or any of the transactions contemplated thereby or any services thereunder following the Closing Date.
Section 10.13   Certain Acknowledgements.   The Board of Directors of the Company constituted the Special Committee with John Cassaday, Kevin Dolan and Anne Sheehan to consider, evaluate and negotiate the terms of this Agreement and in connection therewith, the Board of Directors of the Company has approved that Mr. Cassaday receive $25,000 per month for the duration of his service as Chair of the Special Committee, subject to a maximum payment of $250,000 and that each of Mr. Dolan and Ms. Sheehan receive $20,000 per month for the duration of their service as a member of the Special Committee, each subject to a maximum payment of $200,000, in each case in addition to their regular compensation as members of the Board of Directors and its committees. This Section is included in compliance with Article 127D(2)(c) of the Companies Law.
Section 10.14   Non-Recourse.   Notwithstanding anything to the contrary in this Agreement, each party acknowledges and agrees, on behalf of itself and its Related Parties that this Agreement and the other Transaction Documents may only be enforced against, and any Proceeding (whether in Contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) for any breach (whether willful, intentional (including an Intentional Breach), unintentional or otherwise), loss, liability, damage or otherwise in connection with, relating to or arising out of this Agreement and the transactions contemplated hereby may only be brought against the entities that are expressly named as parties hereto or thereto and then only with respect to the specific obligations set forth herein or therein with respect to such party, and solely in accordance with, and subject to the terms and conditions of, this Agreement or such Transaction Document, as applicable. Notwithstanding anything to the contrary in this Agreement or any Transaction Document, (a) no (i) Affiliate of Parent, Merger Sub, any Guarantor or the Company, or (ii) former, current or future officers, employees, directors, partners, shareholders, equity holders, managers, members, clients, attorneys, agents, advisors or other representatives of Parent, Merger Sub, any Guarantor, or the Company or of any such Affiliate (each Person set forth in clauses (i) or (ii), other than Parent, Merger Sub or the Company, a “Non-Recourse Party”), except as specifically provided in this Section 10.14, shall have any loss, liability or damage for any loss, liability or damage of any party hereto or thereto under this Agreement or any other Transaction Document or for any claim or Proceeding (whether in Contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) in connection with, relating to or arising out of this Agreement and the transactions contemplated hereby, and (b) each party covenants and agrees that no monetary damages of any kind, including consequential, indirect, or punitive damages, shall be sought or had from any Non-Recourse Party in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby, except in each case under the preceding clauses (a) and (b) above, for claims that the Company may assert (subject in all respects to the limitations set forth in Section 9.2 and Section 10.4) (v) against the counterparties of the Company to the Voting and Rollover Agreement, solely in accordance with, and subject to the terms and conditions of, such agreement, (w) against the counterparties of the Company to the Confidentiality Agreements, solely in accordance with, and subject to the terms and conditions of, the applicable

Confidentiality Agreement, (x) against the Guarantors, solely in accordance with, and subject to the terms and conditions of, the applicable Guarantee, (y) against the Equity Investors, solely in accordance with, and subject to the terms and conditions of, the Equity Commitment Letters for specific performance of the obligation of the Equity Investors to fund their commitment under the Equity Commitment Letters, solely in accordance with, and subject to the terms and conditions of, the Equity Commitment Letters, or (z) against Parent and Merger Sub, solely in accordance with, and subject to the terms and conditions of, this Agreement. The provisions of this Section 10.14 are intended to be for the benefit of, and enforceable by the Non-Recourse Parties and each such Non-Recourse Party shall be an intended third-party beneficiary of this Section 10.14. Each of the parties acknowledges and agrees that the agreements contained in this Section 10.14 are an integral part of the transactions contemplated hereby and that, without these agreements, the parties would not enter into this Agreement.
Section 10.15   Interpretative Provisions.   The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits, Annexes and Schedules are to Articles, Sections, Exhibits, Annexes and Schedules of this Agreement unless otherwise specified. All Exhibits, Annexes and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit, Annex or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. The word “or” shall not be deemed to be exclusive. The word “extent” and the phrase “to the extent” when used in this Agreement shall mean the degree to which a subject or other thing extends, and such word or phrase shall not simply mean “if”. References to any statute, law or other Applicable Law shall be deemed to refer to such statute, law or other Applicable Law as amended from time to time and, if applicable, to any rules or regulations promulgated thereunder; provided that, for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute, law or other Applicable Law shall be deemed to refer to such statute, law or other Applicable Law, as amended, in each case, as of such date. References to “ordinary course of business” (or similar references) shall mean ordinary course of business consistent with past practice to the extent there is evidence of such past practice. Any information, document or item (i) shall be deemed “delivered”, “furnished” or “made available” by the Company to Parent if such information, document or item is (x) included in the applicable electronic data room established by the Company in connection with the Merger but only to the extent such information, document or item was accessible to Parent and its representatives at least 24 hours prior to the execution of this Agreement or (y) an exhibit to any of the Company SEC Reports filed and publicly viewable prior to the date of this Agreement, and (ii) shall not be deemed “delivered”, “furnished” or “made available” by the Company to Parent because provided to directors of the Company in their capacities as directors. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to a “party” or the “parties” shall mean a party or the parties to this Agreement unless otherwise specified or the context otherwise requires. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “the date hereof” means the date of this Agreement. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Unless otherwise indicated, (i) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded; (ii) if the last day of such period is not a Business Day, the period in question will end on the next Business Day; (iii) if any action must be taken on or by a day that is not a Business Day, such action may be validly taken on or by the next day that is a Business Day. References to one gender shall include all genders. The parties hereto have participated jointly in the negotiation and drafting of this Agreement, and each has been represented by counsel of its choosing and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party due to the authorship of any provision of this Agreement. Unless otherwise specifically indicated, all references to “dollars” and “$” will be deemed references to the lawful money of the United States of America.
Section 10.16   Definitions.   As used in this Agreement:
“2034 Indenture” shall mean the Indenture, dated as of September 10, 2024, among Janus Henderson US (Holdings), as issuer, the Company, as guarantor, and The Bank of New York Mellon Trust Company, N.A, as trustee, relating to the issuance of $400.0 million aggregate principal amount of 5.450% Senior Notes due 2034 (“2034 Notes”) (as amended, supplemented or otherwise modified from time to time).
“Adjusted Assets Under Management” shall mean, for any account of any Client, as of a particular date of determination, the Base Date Assets Under Management with respect to each such account, or, for any Person who becomes a Client after the Base Date, the initial assets under management in each account of such Client, in each case, as adjusted, in the case of any Revenue Run-Rate determination after the Base Date, to reflect net cash flows with respect to the assets under management with respect to each account of such Client (including any additions, withdrawals or deposit of additional funds, or written notices of withdrawal, or written notices of addition which are reasonably expected to be funded within a reasonable period of time following the respective dates of such notices) that occurred after the Base Date (or, in the case of a Person that becomes a Client after the Base Date, on or after the date that such Person became a Client) through such date of determination; provided, however, (i) in no event will the Adjusted Assets Under Management for any Client be less than zero and (ii) any account from which assets have been withdrawn to produce a zero balance shall be deemed terminated and to have no assets under management. For the avoidance of doubt, for any Revenue Run-Rate determination after the Base Date, any increase or decrease in the applicable assets under management with respect to the accounts of such Client due to market appreciation or depreciation and any currency fluctuations, in each case, that occurred after the Base Date (or, in the case of a Person that becomes a Client after the Base Date, that occurred on or after the date that such Person became a Client) through such date of determination, will be excluded from the calculation of Adjusted Assets Under Management and net cash flows will be added or subtracted based on the amount of such flows.
“Advisers Act” shall mean the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder by the SEC.
“Affiliate” shall mean, with respect to any Person, any other Person that directly, or through one or more intermediaries, controls or is controlled by or is under common control with such Person, provided that, prior to the Effective Time, (x) none of Parent, Merger Sub, the Equity Investors or the Guarantors or any of their respective Affiliates shall be deemed to be Affiliates of the Company or any Subsidiaries of the Company and (y) none of the Company or any Subsidiaries of the Company shall be deemed to be Affiliates of Parent, Merger Sub, the Equity Investors or the Guarantors or any of their respective Affiliates; provided, further, that no Client or Fund, or any of their respective controlled Affiliates, shall be an “Affiliate” of the Company, Parent, or any of their respective Subsidiaries.
“Antitrust Laws” shall mean the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other national, federal or state, domestic or foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or on the basis of competition or market conditions through merger, acquisition or other transactions.
“Applicable Law” shall mean, with respect to any Person, any domestic or foreign federal, state, local or other statute, law (whether statutory or common law), ordinance, rule, administrative interpretation, regulation, writ, judgment, injunction, order, ruling, decree, stipulation, award or executive order, interpretation, guidance or directive (including those of any self-regulatory organization) applicable to and legally binding on such Person or such Person’s business, assets or employees, as the case may be.
“Base Date” shall mean November 30, 2025.
“Base Date Assets Under Management” shall mean, for any account of any Client, the assets under management with respect to each account of such Client as of the Base Date, as determined by the Company consistent with past practice excluding any portion of the assets under management attributable to a request from the Client to withdraw or redeem their invested capital or account balance that have been delivered to the Company, one of its Subsidiaries or a Fund as of the date of this Agreement.
“Base Date Revenue Run-Rate” shall mean the aggregate Revenue Run-Rate for all accounts of all Clients determined as of the Base Date.
“Benefit Plan” shall mean each ERISA Plan and each other employee compensation and benefits plan, policy, program or arrangement, including each Multiemployer Plan, and each other stock purchase, stock option, restricted stock, restricted stock unit, severance, retention, employment, consulting, change-of-control, collective bargaining, bonus, incentive, deferred compensation, employee loan, fringe benefit and other benefit plan, agreement, program, policy, commitment or other arrangement, whether or not subject to ERISA (including any related award agreements), in each case, that is sponsored, maintained, contributed to, or required to be contributed to by the Company or any of its Subsidiaries or under which the Company or any of its Subsidiaries has any current or potential liability; provided, however, Benefit Plan shall not include any policy, program or arrangement entered into prior to the Effective Time by Parent and/or Merger Sub with or for the benefit of any employee of the Company or any of its Subsidiaries or Affiliates in connection with the transactions contemplated hereunder.
“Board of Directors” shall mean the Board of Directors of any specified Person and any committees thereof.
“Business Day” shall mean any day other than (a) Saturday or Sunday or (b) any other day on which banks in the City of New York or Jersey are permitted or required to be closed.
“Calculation Time” shall mean the close of business in accordance with the Company’s historic accounting practices on either (x) the last day of the calendar month immediately preceding the month in which the Closing occurs or (y) where the Closing occurs on or before the fifteenth (15th) calendar day of a month, the last day of the calendar month immediately preceding the month referenced in clause (x).
“CEA” shall mean the United States Commodity Exchange Act and the rules and regulations promulgated thereunder by the CFTC.
“CFTC” shall mean the United States Commodity Futures Trading Commission.
“Client” shall mean any Person to which the Company or any of its Subsidiaries provides investment management or investment advisory services, including any sub-advisory services, relating to securities or other financial instruments, commodities, real estate or any other type of asset, pursuant to an Investment Advisory Arrangement.
“Client Consent Percentage” shall mean a fraction (expressed as a percentage), the numerator of which is the Closing Revenue Run-Rate and the denominator of which is the Base Date Revenue Run-Rate.
“Closing Revenue Run-Rate” shall mean the aggregate Revenue Run-Rate determined as of the Calculation Time, it being understood and agreed that the determination of Closing Revenue Run-Rate (a) shall include as Clients all Persons that become Clients after the date hereof and their respective Adjusted Assets Under Management, (b) shall exclude any Non-Consenting Clients and their respective Adjusted Assets Under Management and (c) other than as provided in the definition of “Adjusted Assets Under Management” and the foregoing clauses (a) and (b), be calculated using the same methodology used to calculate the Base Date Revenue Run-Rate.
“Code” shall mean the Internal Revenue Code of 1986, as amended or restated from time to time.
“Companies Law” shall mean the Companies (Jersey) Law 1991 (as amended).
“Company Credit Agreement” shall mean that certain Revolving Credit Agreement, dated as of 30, June, 2023, by and among the Company, certain of its subsidiaries party thereto, Janus Henderson US (Holdings), Inc., Bank of America Europe Designated Activity Company as Coordinator, Bookrunner, Mandated Lead Arranger and Facility Agent for and on behalf of the lenders, and the other financial institutions party thereto.

“Company Disclosure Schedule” shall mean the disclosure schedule delivered by the Company on the date of this Agreement.
“Company Employee” shall mean any current or former employee (whether full- or part-time and, including any officer), director or independent contractor (who is an individual) of the Company or any of its Subsidiaries.
“Company Intellectual Property” shall mean all Intellectual Property owned, used or held for use by the Company or any Subsidiary of the Company.
“Company Intervening Event” shall mean a material event, development or occurrence that (i) affects the business or operations of the Company, (ii) does not relate to a Company Acquisition Proposal, and (iii) is unknown or not reasonably foreseeable to or by the Company’s Board of Directors as of the date of this Agreement (and which could not have become known through any further reasonable investigation, discussion, inquiry or negotiation with respect to any event, development or occurrence known to or by the Company’s Board of Directors as of the date of this Agreement), which event, development or occurrence becomes known to or by the Company’s Board of Directors or the Special Committee prior to obtaining the Required Company Vote.
“Company Material Adverse Effect” shall mean any event, change, circumstance, effect, development or state of facts that, individually or in the aggregate has, or would reasonably be likely to have, a material adverse effect on the business, assets, financial condition, properties, liabilities or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that Company Material Adverse Effect shall not include the effect of any event, change, circumstance, effect, development or state of facts to the extent it results from or arises out of (i) general economic conditions or securities or financial markets conditions, in each case in the United States, in the United Kingdom or any foreign jurisdiction, or any escalation or worsening of any of the foregoing, (ii) changes or conditions generally affecting the industries in which the Company and its Subsidiaries operate, (iii) any change in applicable law, regulation or GAAP (or authoritative interpretation of any of the foregoing), (iv) the negotiation, execution, delivery, announcement, pendency or performance of this Agreement or the transactions contemplated hereby or the consummation of the transactions contemplated by this Agreement, including the impact thereof on employees, clients or suppliers of the Company or any of its Subsidiaries (including such an impact resulting in any threatened or actual loss of employees, clients or suppliers or a disruption in the relationship with employees, clients or suppliers), or on the assets under management of the Company and its Subsidiaries, provided that the exception in the foregoing clause (iv) will not be deemed to apply to references to Company Material Adverse Effect in the representations and warranties set forth in Section 3.3 and Section 3.4, and, to the extent related to Section 3.3 and Section 3.4, the conditions set forth in Section 8.2(a), (v) political or geopolitical conditions, acts of war, acts of terrorism, armed hostilities, or any escalation or worsening of any such acts of war or armed hostilities threatened or underway as of the date of this Agreement, (vi) any act of god, including any hurricane, tornado, flood, earthquake or other natural disaster, or any pandemic or global public health emergency (as declared by the World Health Organization), (vii) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be taken into account in determining whether there has been or will be, a Company Material Adverse Effect to the extent not otherwise excluded hereunder), (viii) any change, in and of itself, in the market price or trading volume of Company’s securities (it being understood that the facts or occurrences giving rise to or contributing to such change may be taken into account in determining whether there has been or will be, a Company Material Adverse Effect to the extent not otherwise excluded hereunder), (ix) any reduction in the assets under management of the Company or any of its Subsidiaries (it being understood that the facts or occurrences giving rise to or contributing to such reduction may be taken into account in determining whether there has been or will be, a Company Material Adverse Effect to the extent not otherwise excluded hereunder), or (x) any litigation arising from allegations of a breach of fiduciary duty, inadequate disclosure or other violation of applicable law relating to this Agreement or the transactions contemplated hereby, except with respect to clauses (i), (ii), (v) and (vi), to the extent such conditions have a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to others in similar industries in respect of the business conducted in such industries (but in such event, only the incremental, materially disproportionate adverse effect shall be taken into account when determining whether there has been a Company Material Adverse Effect.
“Company Organizational Documents” shall mean the memorandum of association and the articles of association of the Company, as each is currently in effect.
“Company Owned Intellectual Property” shall mean all Intellectual Property owned or purported to be owned by the Company or any Subsidiary of the Company.
“Company PSU Award” shall mean an award of restricted stock units in respect of Company Common Stock granted pursuant to a Benefit Plan whose vesting is conditioned in whole or in part on the satisfaction of performance criteria, which is outstanding immediately prior to the Effective Time.
“Company RSU Award” shall mean an award of restricted stock units in respect of Company Common Stock granted pursuant to a Benefit Plan whose vesting is not conditioned in any part on the satisfaction of performance criteria, which is outstanding immediately prior to the Effective Time.
“Consent” shall mean any consent, approval, clearance, waiver, permit or order.
“Consenting Client” shall mean each Client whose Client Consent shall have been obtained or be deemed to be obtained, as applicable, in accordance with Section 7.2 (including pursuant to a Negative Consent Notice or a Fund Negative Consent Notice).
“Continuing Employees” shall mean the employees of the Company and its Subsidiaries at the Effective Time who continue to remain employed with the Company or any of its Subsidiaries.
“Contract” shall mean any legally binding written agreement, contract, license, arrangement, commitment, promise, obligation, right, instrument, document or other similar understanding (other than a Benefit Plan).
“Court” shall mean the Royal Court of Jersey.
“Creditor” shall mean those creditors of the Company and Merger Sub (as applicable) as identified by the directors of each of the Company and Merger Sub (as applicable) following reasonable due inquiry to whom notice of the proposed Merger must be sent in accordance with Article 127FC(1) of the Companies Law.
“Disclosure Schedules” shall mean the Parent Disclosure Schedule and the Company Disclosure Schedule, collectively.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“ERISA Affiliate” shall mean any entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included any other entity, trade or business, or that is, or was at the relevant time, a member of the same “controlled group” as such other entity, trade or business pursuant to Section 4001(a)(14) of ERISA.
“ERISA Plan” shall mean each “employee benefit plan” within the meaning of Section 3(3) of ERISA.
“Financing Parties” shall mean each (x) debt provider (including each agent and arranger) that commits to provide Parent or any of its Subsidiaries Financing pursuant to the Debt Commitment Letter and (y) investor that commits to purchase preferred equity to be issued by Parent or any of its Subsidiaries pursuant to the Preferred Equity Commitment Letter (collectively, the “Financing Entities”), and their respective representatives and other Affiliates and their and their Affiliates’ respective officers, directors, employees, partners, trustees, shareholders, agents and their respective successor and assigns; provided, that neither Parent nor any Affiliate thereof shall be a Financing Party.

“Fund” shall mean any Public Fund, Private Fund or Non-U.S. Retail Fund; provided, however, that solely for purposes of Section 3.13 and 3.16(i), the term “Fund” shall not include any entity as to which there is a Sub-advisory Relationship.
“GAAP” shall mean United States generally accepted accounting principles as in effect from time to time, consistently applied.
“GC Investor” shall mean GC Jupiter Investor, LP.
“Governmental Entity” shall mean any national, supranational, federal, state, or local, domestic or foreign, governmental, regulatory or administrative authority, branch, agency or commission or any court, tribunal or judicial body (excluding any state-owned enterprise or similar entity).
“Indebtedness” shall mean, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:
(1)
in respect of borrowed money;

(2)
evidenced by bonds, notes, debentures or similar instruments or letters of credit to the extent drawn and not cash collateralized;

(3)
in respect of banker’s acceptances;

(4)
under leases required to be capitalized under GAAP (but excluding the effects of Financial Accounting Standards Board Accounting Standard Codification 842); or

(5)
representing the balance deferred and unpaid of the purchase price of any property or services due more than one (1) year after such property is acquired or such services are completed;

if and to the extent any of the preceding items (other than letters of credit) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the guarantee by the specified Person of any Indebtedness of any other Person. Indebtedness shall be calculated without giving effect to the effects of Statement of Financial Accounting Standards No. 133 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under the indenture as a result of accounting for any embedded derivatives created by the terms of such Indebtedness.
“Intellectual Property” shall mean all intellectual property in any jurisdiction worldwide, including the following, whether registered or unregistered: (i) trademarks, trademark rights, service marks, service mark rights, trade dress, trade names and other indications of origin, applications or registrations in any jurisdiction pertaining to the foregoing and all goodwill associated therewith; (ii) Patents, patent applications and patent rights; (iii) trade secrets, including confidential information and the right in any jurisdiction to limit the use or disclosure thereof; (iv) copyrighted and copyrightable writings, designs, software, mask works, applications or registrations in any jurisdiction for the foregoing; (v) domain names and registrations pertaining thereto and all intellectual property used in connection with or contained in Web sites; (vi) lists, data, databases, processes, methods, schematics, technology, know-how and documentation; and (vii) all similar proprietary rights.
“Intentional Breach” shall mean, with respect to any representation, warranty, agreement or covenant, an action or omission (including a failure to cure circumstances) taken or omitted to be taken that the breaching party intentionally takes (or intentionally fails to take) and knows (or reasonably should have known) would, or would reasonably be expected to, cause a material breach of such representation, warranty, agreement or covenant.
“Investment Adviser Subsidiaries” shall mean each Subsidiary of the Company that is required to be registered as an investment adviser under the Advisers Act as of the date of this Agreement.
“Investment Advisory Arrangement” shall mean a Contract (including any limited partnership agreement, limited liability company agreement or similar governing document of a Client) under which the

Company or any of its Subsidiaries acts as an investment advisor or sub-advisor to, or manages any investment or trading account of, any Client.
“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder by the SEC.
“IRS” shall mean the United States Internal Revenue Service.
“IT Systems” shall mean information technology, computers, computer systems, telecommunications equipment, controlled networks, peripherals, hardware (whether general purpose or special purpose), firmware, middleware, servers, workstations, routers, hubs, Internet websites, data, network memory, software, and user manuals that are owned, leased, licensed or controlled by the Company or any of its Subsidiaries.
“Jersey” shall mean the Bailiwick of Jersey.
“Jersey Registrar” shall mean the Jersey Registrar of Companies in accordance with the Companies Law.
“Knowledge” shall mean, (i) with respect to the Company, the actual knowledge of the executives of the Company listed on Schedule 10.12(b), or (ii) with respect to Parent, the actual knowledge of the executives of Parent listed on Schedule 10.12(c).
“Lien” shall mean any mortgage, pledge, security interest, encumbrance or title defect, lien (statutory or other), conditional sale agreement, claim, charge, limitation or restriction.
“Marketing Period” shall mean the first period of twelve (12) consecutive Business Days from and after February 19, 2026 throughout and at the end of which Parent shall have the Required Information (provided that, for purposes of the use of such term in this definition, references in the definition of “Required Information” to the term “Closing Date” shall be deemed replaced by the words “the first day of such twelve (12) consecutive Business Day period”; provided further that the filing by the Company with the SEC of an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q that includes any audited financial statements or unaudited quarterly interim financial statements of the Company included in the Required Information will be deemed to satisfy any requirement to deliver such financial statements to Parent so long as such financial statements otherwise comply with the requirements set forth in “Required Information” with respect thereto; provided that (i) (x) July 3, 2026 shall not constitute a Business Day for purposes of calculating such twelve (12) consecutive Business Day period (with such date being excluded for purposes of, but which shall not reset, such twelve (12) consecutive Business Day period) and (y) if such twelve (12) consecutive Business Day period shall not have ended on or prior to August 21, 2026, then such twelve (12) consecutive Business Day period shall not commence prior to September 8, 2026 and (ii) the Marketing Period shall not be deemed to have commenced if, after the date hereof and prior to the completion of the twelve (12) consecutive Business Day period referenced herein, (A) PricewaterhouseCoopers LLP (or any other auditor to the extent financial statements audited by such auditor are included in the Required Information) shall have withdrawn its audit opinion with respect to any of the audited financial statements of the Company that are included in the Required Information, in which case the Marketing Period shall not be deemed to commence unless and until, at the earliest, a new unqualified audit opinion is issued with respect to such financial statements by PricewaterhouseCoopers LLP (or any other auditor to the extent financial statements audited by such auditor are included in the Required Information) or another nationally-recognized independent public accounting firm or the relevant auditor has announced that it has concluded that no restatement will be required or that it no longer intends to withdraw its audit opinion, (B) the Company restates or the Company issues a public statement indicating that the board of directors of the Company has determined to restate any historical financial statements of the Company that are included in the Required Information, in which case the Marketing Period shall not be deemed to commence unless and until such restatement has been completed or the board of directors of the Company subsequently concludes that no restatement shall be required; or (C) the Required Information, taken as a whole, contains any untrue statement of a material fact or omits to state any material fact, in each case with respect to the Company, necessary in order to make the statements contained in the Required Information, in light of the circumstances under which they were made, not materially misleading, in which case the Marketing Period shall not be deemed to commence unless and until such Required Information has been updated or supplemented so that there is no longer, when taken as a whole, any such untrue statement of a material fact or omission to state any material fact, in each case with respect to the Company, necessary in order to make the statements contained in the required Information, in light of the circumstances under which they were made, not materially misleading; provided further that if the Company shall in good faith reasonably believe it has provided the Required Information and that the Marketing Period has commenced, it may deliver to Parent a written notice (which may be delivered by email) to that effect (stating when it believes it completed such delivery and when it believes such period has commenced), in which case, subject to clauses (A) through (C) above, the Marketing Period will be deemed to have commenced on the first Business Day immediately following such notice unless Parent, in good faith, believes the Marketing Period has not commenced and within three (3) Business Days after the delivery of such notice by the Company, delivers a written notice to the Company to that effect (setting forth in good faith and with reasonable specificity why Parent believes the Marketing Period has not commenced and which items of the Required Information the Company has not delivered) following which the Required Information shall be deemed to have been received by Parent as soon as the Company delivers to Parent such specified portion of the Required Information; provided that (a) notwithstanding the foregoing, the delivery of the Required Information shall be satisfied at any time which (and so long as) Parent shall have actually received the Required Information, regardless of whether or when any such notice is delivered by the Company and (b) it is understood that the delivery of such written notice from Parent to the Company will not prejudice the Company’s right to assert that the Required Information has in fact been delivered and that the Marketing Period has commenced.
“Merger Filing Documents” shall mean this Agreement together with such other documents as may be required in accordance with Article 127FJ of the Companies Law for the purposes of effecting the Merger.
“Multiemployer Plans” shall mean “multiemployer plans” as defined by Section 3(37) of ERISA.
“Non-Consenting Client” shall mean each Client other than a Consenting Client.
“Non-U.S. Investment Adviser Subsidiary” shall mean each Subsidiary of the Company or Parent that is registered, licensed or authorized in a country outside the United States of America to carry out any type of investment services, investment management, portfolio management or other investment advisory services in the country where it conducts such activities.
“Non-U.S. Retail Fund” shall mean each vehicle for collective investment in whatever form of organization, including the form of a corporation, company, limited liability company, partnership, association, trust or other entity, and including each separate portfolio or series of any of the foregoing (a) that is required to be registered or authorized by a non-U.S. Governmental Entity in the jurisdiction in which it is established (including in the European Union undertakings for collective investment in transferable securities (“UCITs”)), and (b) for which the Company or one or more of its Subsidiaries, or one more Subsidiaries of Parent, acts as the sponsor, general partner, managing member, trustee, investment manager, investment advisor, sub-advisor or in a similar capacity; provided, however, that solely for the purposes of Section 3.13, the term “Non-U.S. Retail Fund” shall not include any entity as to which there is a Sub-advisory Relationship.
“NYSE” shall mean the New York Stock Exchange.
“Open Source Software” shall mean software licensed, provided or distributed under any open source license, including any license meeting the Open Source Definition or the Free Software Definition (as promulgated by the Open Source Initiative or the Free Software Foundation, respectively).
“Parent Disclosure Schedule” shall mean the disclosure schedule delivered by Parent and Merger Sub on the date of this Agreement.
“Parent Material Adverse Effect” shall mean any event, change, circumstance, effect, development or state of facts that, individually or in the aggregate has, or would be reasonably likely to prevent or materially delay or materially impair the ability of Parent and Merger Sub to satisfy its obligations under this Agreement, including the satisfaction of the conditions precedent to the Merger and consummating the Merger and the other transactions contemplated by this Agreement.

“Parent Organizational Documents” shall mean the memorandum of association and articles of association of Parent, together with all amendments thereto.
“Patents” shall mean all patent and patent applications in any jurisdiction, and all re-issues, reexamine applications, continuations, divisionals, continuations-in-part or extensions of any of the foregoing.
“Permitted Liens” shall mean (a) liens for utilities and current Taxes not yet due and payable or delinquent or being contested in good faith, (b) mechanics’, carriers’, workers’, repairers’, materialmen’s, warehousemen’s, lessor’s, landlord’s and other similar liens arising or incurred in the ordinary course of business not yet due and payable or being contested in good faith, (c) liens for Taxes, assessments, or governmental charges or levies on a Person’s properties if the same shall not at the time be delinquent or thereafter can be paid without penalty or are being contested in good faith by appropriate proceedings and for which appropriate reserves have been included on the balance sheet of the applicable Person, (d) Liens disclosed on the existing title policies, title commitments and/or surveys which have been previously provided or made available to Parent or the Company, as applicable, none of which materially interfere with the business of Parent or its Subsidiaries or the Company or its Subsidiaries, as applicable, or the operation of the property as presently conducted to which they apply, (e) Liens arising out of pledges or deposits under worker’s compensation laws, unemployment insurance, old age pensions or other social security or retirement benefits or similar legislation, (f) deposits securing liability to insurance carriers under insurance or self-insurance arrangements, (g) deposits to secure the performance of bids, tenders, trade Contracts (other than Contracts for indebtedness for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, (h) Liens arising from protective filings, (i) Liens in favor of a banking institution arising as a matter of applicable law encumbering deposits (including the right of set-off) held by such banking institution incurred in the ordinary course of business and which are within the general parameters customary in the banking industry, (j) Liens securing Indebtedness of the Company and its Subsidiaries, provided that such Indebtedness shall be in existence on the date of this Agreement and (k) Liens arising from licenses of Intellectual Property granted in the ordinary course.
“Person” shall mean an individual, corporation, limited liability company, partnership, association, trust, other entity or group (as defined in the Exchange Act).
“Personal Information” shall mean any definition for any similar term (e.g., “personally identifiable information” or “PII”) provided by applicable Privacy Laws, or by the Company and its Subsidiaries in any of their publicly posted Privacy Policies or Contracts.
“Privacy Laws” shall mean any and all applicable laws, legal requirements and binding self-regulatory guidelines (including of any applicable foreign jurisdiction) relating to the receipt, collection, compilation, use, storage, processing, sharing, safeguarding, security (both technical and physical), disposal, destruction, disclosure or transfer (including cross-border) of Personal Information.
“Private Fund” shall mean each vehicle for collective investment (in whatever form of organization, including the form of a corporation, company, limited liability company, partnership, association, trust or other entity, and including each separate portfolio or series of any of the foregoing) (a) that is not registered or required to be registered with the SEC as an investment company under the Investment Company Act, and (b) for which the Company or one or more of its Subsidiaries, acts as the sponsor, general partner, managing member, trustee, investment manager, investment advisor, sub-advisor, or in a similar capacity; provided, however, that solely for purposes of Sections 3.13 and 7.12, the term “Private Fund” shall not include any entity as to which there is a Sub-advisory Relationship.
“Public Fund” shall mean each vehicle for collective investment (in whatever form of organization, including the form of a corporation, company, limited liability company, partnership, association, trust or other entity, and including each separate portfolio or series of any of the foregoing) (a) that is registered or required to be registered with the SEC as an investment company under the Investment Company Act (including any business development company regulated as such under the Investment Company Act), and (b) for which the Company or one or more of its Subsidiaries acts as the sponsor, general partner, managing member, trustee, investment manager, investment advisor, sub-advisor, or in a similar capacity; provided, however, that solely for purposes of Sections 3.10(b), 3.13, 5.1(a)(x) and 7.12, the term “Public Fund” shall not include any entity as to which there is a Sub-advisory Relationship.

“Public Fund Board” shall mean the board of directors or trustees (or Persons performing similar functions) of a Public Fund.
“Public Fund Board Approval Item” shall mean, with respect to a Public Fund, approval by the applicable Public Fund Board of a new Investment Advisory Arrangement, to be effective as of the Closing Date, containing terms substantially comparable to (but providing for fees (after giving effect to any waivers or other reductions thereof) no less favorable to the Company or the applicable Investment Adviser Subsidiary than) the applicable existing Investment Advisory Arrangement as in effect on the date of this Agreement (or, if entered into or amended after the date of this Agreement in accordance with this Agreement, as in effect on the date of the execution or amendment thereof) (“Public Fund IAA Approval”); provided that the term “Public Fund IAA Approval” shall not include approval by a Public Fund Board of any interim Investment Advisory Arrangement approved in accordance with Rule 15a-4 under the Investment Company Act (an “Interim Public Fund IAA Approval”).
“Public Fund SEC Documents” shall mean the forms, statements, reports and documents required to be filed by any Public Fund with, or required to be furnished by any Public Fund to, the SEC pursuant to the Investment Company Act, the Securities Act, the Exchange Act or other applicable law (including any exhibits or amendments thereto).
“Public Fund Shareholder Approval Item” shall mean, with respect to a Public Fund, approval by the applicable Public Fund shareholders of the Public Fund IAA Approval.
“QIA Investor” shall mean Qatar Holding LLC.
“Revenue Run-Rate” shall mean, as of any date, the aggregate annualized investment advisory, investment management, subadvisory or other similar recurring fees for all accounts of all Clients (including the Funds) (but excluding performance-based, incentive, contingent or similar fees or fulcrum fee adjustments, distribution and servicing fees, securities lending fees, transaction revenues and fund administration fees; provided that in the case of Funds that pay a unitary management fee, the entire unitary management fee shall be included) payable to the Company or any Subsidiary, determined by multiplying (a) in the case of the Base Date Revenue Run-Rate, the Base Date Assets Under Management, or (b) in the case of the Closing Revenue Run-Rate, the Adjusted Assets Under Management, in either case for each account of each such Client as of the applicable date by the applicable annual fee rate or fee schedule for each account of each such Client under the applicable Investment Advisory Arrangement as of the applicable date (not including any carried interest or profits interests, and net of any fee rebates or discounts or sub-advisory fees paid by the Company or any Subsidiary to a Person other than the Company or a Subsidiary).
“Replacement Award Interest Rate” means the prevailing money market rate of the JNMXX money market fund at the relevant time.
“Required Information” shall mean (a) the audited consolidated balance sheets and the related consolidated statements of comprehensive income, consolidated statements of cash flows and consolidated statements of changes in equity of the Company as of and for the two most recently completed fiscal years of the Company ended at least ninety (90) days prior to the Closing Date, together with all related notes and schedules thereto, and in each case accompanied by the audit reports thereon of PricewaterhouseCoopers LLP; (b) the unaudited condensed consolidated balance sheets and the related unaudited condensed consolidated statements of comprehensive income, unaudited condensed consolidated statements of cash flows and unaudited condensed consolidated statements of changes in equity of the Company for any subsequent fiscal quarter ended at least forty-five (45) days prior to the Closing Date and the portion of the fiscal year through the end of such quarter (other than in each case the fourth quarter of any fiscal year) and, in each case, for the comparable period of the prior fiscal year, together with all related notes and schedules thereto, in the case of each of clauses (a) and (b) above, prepared in accordance with GAAP; (c) if reasonably requested by Parent and reasonably reliable and readily available without unreasonable effort, “flash” financial information (limited to monthly reporting periods) with respect to a completed fiscal period for which financial statements are not yet available, which are prepared in accordance with GAAP; (d) any replacements or restatements of and supplements to the information specified in clauses (a) and (b) above if any such information would contain a material misstatement or omission or otherwise be unusable for such purpose; and (e) solely to the extent Parent shall have delivered the Debt Marketing Materials to the Company on or prior to the Business Day following the date of delivery by the Company of the information set forth in clauses (a) and (b) above, the authorization letters referred to in Section 5.3(a)(iii); provided that the Required Information shall in no event include any Excluded Information; provided further that Parent hereby acknowledges it has received (x) the financial statements referred to in clause (a) of the definition of Required Information for the fiscal years ended December 31, 2024 and December 31, 2023 and (y) the financial statements referred to in clause (b) of the definition of Required Information for the fiscal quarters ended September 30, 2025, June 30, 2025 and March 31, 2025.
“Schedule 13D” shall mean the Schedule 13D, as amended through the date hereof, filed by Nelson Peltz, Peter W. May, Trian Fund Management, L.P., Trian Fund Management GP, LLC and the Stockholder.
“Scheme of Arrangement” shall mean a scheme of arrangement under Article 125 of the Companies Law between the Company and the stockholders of the Company, with or subject to any modification, addition or condition approved or imposed by the Court and agreed by the Company, Parent and Merger Sub, under which Parent’s acquisition of the Company is proposed to be implemented.
“SEC” shall mean the United States Securities and Exchange Commission.
“Seed Capital Investment” shall mean, as of any applicable date of determination, the seed capital investments, general partner interests, limited partner interests or other similar investments or interests in a Fund or a Client that is not a Fund, in each case held by the Company or any of its Wholly Owned Subsidiaries.
“Sub-advisory Relationship” shall mean any Contract pursuant to which the Company or any of its Subsidiaries provides sub-advisory services to any investment fund or other collective investment vehicle (including any general or limited partnership, trust, or limited liability company and whether or not dedicated to a single investor) or any account whose sponsor, principal advisor, general partner, managing member or manager is any Person who is not the Company or a Subsidiary of the Company.
“Subsidiary” when used with respect to any Person shall mean (a) any corporation, partnership or other organization, whether incorporated or unincorporated, (i) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships, the general partnership interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting interests in such partnership) or (ii) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, or (b) any partnership, limited liability company, association, joint venture or other business entity, of which at least 50% of the partnership, joint venture or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof; provided that no Client or Fund, or any of their respective controlled Affiliates, shall be a “Subsidiary” of the Company, Parent, or any of their respective Subsidiaries.
“Tax Return” shall mean any report, return, declaration, statement, election, estimate form, information return, filing, claim for refund or other information, including any schedules or attachments thereto, and any amendments to any of the foregoing, supplied or required to be supplied to a taxing authority in connection with Taxes.
“Taxes” shall mean all U.S. federal, state, or local or non-U.S. taxes, including, without limitation, income, gross income, gross receipts, production, excise, employment, sales, use, transfer, ad valorem, value added, profits, license, capital stock, franchise, severance, stamp, withholding, Social Security, employment, unemployment, disability, worker’s compensation, payroll, utility, windfall profit, custom duties, personal property, real property, taxes required to be collected from customers on the sale of services, registration, alternative or add-on minimum, estimated, and other taxes, governmental and regulatory fees or like charges of any kind whatsoever, including any interest, penalties or additions thereto; and “Tax” shall mean any one of them.
“the other party” shall mean, with respect to the Company, Parent and shall mean, with respect to Parent, the Company.

“Transaction Documents” shall mean this Agreement, each other document, certificate, and instrument being delivered pursuant to this Agreement, the Confidentiality Agreements, the Equity Commitment Letters, the Debt Commitment Letter, the Guarantees and the Voting and Rollover Agreement.
“Treasury Regulations” shall mean the Treasury regulations promulgated under the Code.
“Trian Equity Investors” shall mean Jupiter Core Holdings, L.P., Jupiter AM Investors, L.P., Trian Partners AM Fund, L.P. and Trian Partners AM Parallel Fund, L.P.
“Trian Investors” shall mean Trian Partners AM Holdco II, Ltd., Jupiter Core Holdings, L.P., Jupiter AM Investors, L.P., Trian Partners AM Fund, L.P. and Trian Partners AM Parallel Fund, L.P.
“UCITs” shall have the definition set forth in the definition of “Non-U.S. Retail Funds”.
“VAT” shall mean (a) any value added tax imposed by the Value Added Tax Act 1994 and legislation and regulations supplemental thereto; (b) any tax imposed in conformity with the VAT Directive of the Council of the European Union (2006/112/EC); and (c) any other tax of a similar nature, whether imposed in the United Kingdom or in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in (a) or (b), or elsewhere.
“Wholly Owned Subsidiary” of any specified Person shall mean a Subsidiary of such Person all of the outstanding capital stock or other ownership interests of which (other than directors’ qualifying shares, if applicable) will at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.
Section 10.17   Other Defined Terms.
Term	Section
2034 Notes	10.16
2034 Notes Consent Solicitation	5.4(d)(i)
2034 Notes Consent Solicitation Documents	5.4(d)(i)
2034 Notes Offer	5.4(d)(ii)
2034 Notes Offer Documents	5.4(d)(ii)
2034 Notes Security Documents	5.4(d)(iii)
2034 Notes Supplemental Indenture	5.4(d)(i)
Agreement	Preamble
Alternative Financing	7.14(c)
Anticorruption Laws	3.29(a)
Benefit Plan Client	3.16(m)
Broker Compliance Policies	3.16(o)
Burdensome Condition	7.5(c)
Certificate	1.7(a)(ii)
Client Consents	7.2(c)(i)
Closing	1.2
Closing Date	1.2
Commitment Letters	4.9(c)
Company	Preamble
Company Acquisition Proposal	7.6(a)
Company Alternative Acquisition Agreement	7.6(c)
Company Broker-Dealer Subsidiary	3.16(e)
Company Change in Recommendation	7.6(c)
Company Commodity Subsidiary	3.16(l)

Term	Section
Company Common Stock	1.7(a)(i)
Company Enforcement Expenses	9.2(j)
Company Equity Awards	1.8(h)
Company Lease	3.12(a)
Company Leased Real Property	3.12(a)
Company Leases	3.12(a)
Company Licenses and Permits	3.15
Company Owned Real Property.	3.12(a)
Company Property.	3.12(a)
Company Registered Intellectual Property	3.14(b)
Company SEC Reports	3.8(a)
Company Stockholders Meeting	3.27
Company Superior Proposal	7.6(b)
Company Termination Fee	9.2(d)
Confidentiality Agreements	7.4
Continuation Period	6.2(a)
Debt Commitment Letter	4.9
Debt Financing.	4.9
Debt Marketing Materials	5.3(a)(iii)
Debt Merger	7.15
Debt Merger Sub	7.15
Definitive Agreements	7.14(a)
DOJ	7.5(b)
Effective Time	1.3
Enforcement Expenses Cap	9.2(h)
Equity Commitment Letters	4.9(c)
Equity Financing.	4.9(c)
Equity Investors	4.9(c)
ESPP	1.8(e)
Exchange Act	3.4
Exchange Agent	2.1
Exchange Fund	2.1
Excluded Information	5.3(a)(viii)
Excluded Share	1.7(a)(i)
Excluded Shares	1.7(a)(i)
Expense Reimbursement	9.2(f)
Extended Termination Date	9.1(b)
Fair Value	4.10(d)
Fee Letter	4.9(d)
Fee Letters	4.9(d)
Financing Amounts	4.9(f)
Financing	4.9(c)
FINRA	3.4

Term	Section
FINRA Application	7.5(f)
FTC	7.5(b)
Fund Negative Consent Notice	7.2(b)
Further Extended Termination Date	9.1(b)
Goldman	3.24
Guarantees	Recitals
Guarantors	Recitals
HSR Act	3.4
Indebtedness	10.16
Indemnified Person	6.3(a)
Interim Public Fund IAA Approval	10.16
Janus Henderson US	7.15
Lenders	4.9
Material Contract	3.18(c)
Merger	1.1
Merger Consideration	1.7(a)(i)
Merger Sub	Preamble
Negative Consent Notice	7.2(b)
NFA	3.4
Non-Fund Consents	7.2(a)
Non-Recourse Party	10.14
Parent	Preamble
Parent Benefit Plan	6.2(b)
Parent Enforcement Expenses	9.2(h)
Parent Related Parties	9.2(j)
Parent Termination Fee	9.2(e)
Payoff Documents	5.4(c)
Pension Scheme	3.19(o)
Person	7.6(a)
PII	10.16
Preferred Equity Commitment Letter	4.9(b)
Preferred Equity Financing	4.9(b)
Preferred Equity Investors	4.9(b)
Privacy Policies	3.23
Private Fund Consents	7.2(b)
Proceeding	6.3(a)
Prohibited Modifications	7.14(b)
Proxy Statement	3.27
Public Fund Board Approval	7.2(c)(i)
Public Fund IAA Approval	10.16
Public Fund Shareholder Approval	7.2(c)(i)
Receiving Party	9.2(a)
Regulatory Actions	7.5(c)

Term	Section
Regulatory Approvals	8.1(d)
Regulatory Law	7.5(b)
Reimbursement Obligations	9.2(j)
Related Parties	9.2(a)
Replacement PSU Award	1.8(d)
Replacement RSU Award	1.8(b)
Required Company Vote	3.28
Sarbanes-Oxley Act	3.8(a)
SAYE Exercise Date	1.8(f)
SAYE Options	1.8(f)
Securities Act	3.4
Self-Regulatory Organization	3.4
Similar Law	3.16(m)
Special Committee	Recitals
Stockholder Rollover Shares	Recitals
Surviving Company	1.1
Switch	7.13(b)7.13(b)
Tax	10.16
Termination Date	9.1(b)
UCITs	10.16
UK BAYE	1.8(g)
UK SAYE	1.8(f)
UK SAYE Participants	1.8(f)
Uncertificated Company Stock	1.7(a)(ii)
Unvested Company PSU Award	1.8(d)
Unvested Company RSU Award	1.8(b)
Vested Company RSU Award	1.8(c), 1.8(a)
Voting and Rollover Agreement	Recitals

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.
JANUS HENDERSON GROUP PLC
By:
/s/ Ali Dibadj

Name: Ali Dibadj
Title:  Chief Executive Officer
JUPITER COMPANY LIMITED
By:
/s/ Nelson Peltz

Name: Nelson Peltz
Title:  Authorized Signatory
JUPITER MERGER SUB LIMITED
By :
/s/ Nelson Peltz

Name: Nelson Peltz
Title:  Authorized Signatory
[Signature Page to Agreement and Plan of Merger]

Exhibit A
Memorandum of Association and Articles of Association of Surviving Company

Dated
Companies (Jersey) Law 1991
Company Limited by Shares

MEMORANDUM OF ASSOCIATION
OF
JANUS HENDERSON GROUP LTD

Companies (Jersey) Law 1991
Company Limited by Shares
Memorandum of Association
of
Janus Henderson Group Ltd
1.
The name of the Company is Janus Henderson Group Ltd.

2.
The Company is a private company limited by shares.

3.
The Company is a par value company.

4.
The Company has unrestricted corporate capacity.

5.
The liability of each member arising from their holding of a share is limited to the amount (if any) unpaid on it.

6.
The share capital of the Company is $720,000,000 divided into 480,000,000 ordinary shares of $1.50 each.

Dated
Companies (Jersey) Law 1991 Company Limited by Shares

ARTICLES OF ASSOCIATION
OF
JANUS HENDERSON GROUP LTD

CONTENTS
1 Definitions, interpretation and exclusion of Standard Table	A-A-1
Definitions	A-A-1
Interpretation	A-A-2
Exclusion of Standard Table	A-A-2
2 Shares	A-A-3
Power to issue Shares and options, with or without special rights	A-A-3
Power to issue fractions of a Share	A-A-3
Consolidation of fractions of a Share	A-A-3
Trusts not recognised	A-A-3
Power to vary class rights	A-A-3
Effect of new Share issue on existing class rights	A-A-4
Capital contributions without issue of further Shares	A-A-4
No bearer Shares or warrants	A-A-4
Limit on the number of joint holders	A-A-4
Treasury Shares	A-A-4
3 Share certificates	A-A-4
Issue of share certificates	A-A-4
Renewal of lost or damaged share certificates	A-A-4
4 Lien on Shares	A-A-5
Nature and scope of lien	A-A-5
Company may sell Shares to satisfy lien	A-A-5
Authority to execute instrument of transfer	A-A-5
Consequences of sale of Shares to satisfy lien	A-A-5
Application of proceeds of sale	A-A-6
No lien on Secured Shares	A-A-6
5 Calls on Shares and forfeiture	A-A-6
Power to make calls and effect of calls	A-A-6
Time when call made	A-A-6
Liability of joint holders	A-A-6
Interest on unpaid calls	A-A-7
Deemed calls	A-A-7
Power to accept early payment	A-A-7
Power to make different arrangements at time of issue of Shares	A-A-7
Notice of default	A-A-7
Forfeiture or surrender of Shares	A-A-7
Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender	A-A-7
Effect of forfeiture or surrender on former Member	A-A-8
Evidence of forfeiture or surrender	A-A-8
Sale of forfeited or surrendered Shares	A-A-8
No forfeiture of Secured Shares	A-A-8
6 Transfer of shares	A-A-8
Form of transfer	A-A-8
Power to refuse registration	A-A-8
Notice of refusal to register	A-A-9

Power to suspend registration	A-A-9
Fee, if any, payable for registration	A-A-9
Company may retain instrument of transfer	A-A-9
Security	A-A-9
7 Transmission of Shares	A-A-9
Persons entitled on death of a Member	A-A-9
Registration of transfer of a Share following death or bankruptcy	A-A-10
Indemnity	A-A-10
Rights of person entitled to a Share following death or bankruptcy	A-A-10
8 Alteration of capital	A-A-10
Increasing, consolidating, converting, dividing and cancelling share capital	A-A-10
Reducing share capital	A-A-11
Sale of fractions of Shares	A-A-11
9 Redemption and purchase of Shares	A-A-11
Power to issue redeemable Shares and to purchase Shares	A-A-11
Power to pay for redemption or purchase in cash or in specie	A-A-11
Effect of redemption or purchase of a Share	A-A-11
10 Meetings of Members	A-A-12
Power to call meetings	A-A-12
Annual general meetings	A-A-12
Content of notice	A-A-12
Period of notice	A-A-13
Persons entitled to receive notice	A-A-13
Publication of notice on a website	A-A-13
Time a website notice is deemed to be given	A-A-13
Required duration of publication on a website	A-A-14
Accidental omission to give notice or non-receipt of notice	A-A-14
11 Proceedings at meetings of Members	A-A-14
Quorum	A-A-14
Lack of quorum	A-A-14
Use of technology	A-A-14
Chairperson	A-A-14
Right of a director or auditor’s representative to attend and speak	A-A-15
Adjournment	A-A-15
Method of voting	A-A-15
Outcome of vote by show of hands	A-A-15
Withdrawal of demand for a poll	A-A-15
Taking of a poll	A-A-15
Chairperson’s casting vote	A-A-16
Amendments to resolutions	A-A-16
Written resolutions	A-A-16
Sole-member company	A-A-16
12 Voting rights of members	A-A-17
Right to vote	A-A-17
Rights of joint holders	A-A-17

Representation of corporate Members	A-A-17
Member with mental disorder	A-A-17
Objections to admissibility of votes	A-A-18
Form of proxy	A-A-18
How and when proxy is to be delivered	A-A-18
Voting by proxy	A-A-19
13 Number of directors	A-A-19
14 Appointment, disqualification and removal of directors	A-A-19
First directors	A-A-19
No age limit	A-A-19
Corporate directors	A-A-19
No shareholding qualification	A-A-19
Appointment of directors	A-A-19
Removal of directors	A-A-19
Resignation of directors	A-A-19
Termination of the office of director	A-A-19
15 Alternate directors	A-A-20
Appointment and removal	A-A-20
Notices	A-A-20
Rights of alternate director	A-A-20
Appointment ceases when the appointor ceases to be a director	A-A-20
16 Powers of directors	A-A-21
Powers of directors	A-A-21
Appointments to office	A-A-21
Remuneration	A-A-21
17 Delegation of powers	A-A-22
Power to delegate any of the directors’ powers to a committee	A-A-22
Power to appoint an agent of the Company	A-A-22
Power to appoint an attorney or authorised signatory of the Company	A-A-22
18 Meetings of directors	A-A-22
Regulation of directors’ meetings	A-A-22
Calling meetings	A-A-22
Notice of meetings	A-A-23
Use of technology	A-A-23
Quorum	A-A-23
Voting	A-A-23
Validity	A-A-23
Recording of dissent	A-A-23
Written resolutions	A-A-24
19 Permissible directors’ interests and disclosure	A-A-24
Permissible interests subject to disclosure	A-A-24
Notification of interests	A-A-25
Voting where a director is interested in a matter	A-A-25
20 Minutes	A-A-25

21 Accounts and audits	A-A-25
Accounting and other records	A-A-25
No automatic right of inspection	A-A-25
Sending of accounts and reports	A-A-25
Time of receipt if documents are published on a website	A-A-26
Validity despite accidental error in publication on website	A-A-26
When accounts are to be audited	A-A-26
22 Record dates	A-A-26
23 Dividends	A-A-26
Declaration of dividends by Members	A-A-26
Payment of interim dividends by directors	A-A-26
Apportionment of dividends	A-A-27
Right of set off	A-A-27
Power to pay other than in cash	A-A-27
How payments may be made	A-A-27
Dividends or other monies not to bear interest in absence of special rights	A-A-28
Dividends unable to be paid or unclaimed	A-A-28
24 Capitalisation of profits	A-A-28
Capitalisation of profits or of any share premium account or capital redemption reserve	A-A-28
Applying an amount for the benefit of members	A-A-28
25 Seal	A-A-28
Company seal	A-A-28
Official seal	A-A-29
When and how seal is to be used	A-A-29
If no seal is adopted or used	A-A-29
Validity of execution	A-A-29
26 Indemnity	A-A-29
Indemnity	A-A-29
Release	A-A-29
Insurance	A-A-30
27 Notices	A-A-30
Form of notices	A-A-30
Persons authorised to give notices	A-A-30
Delivery of written notices	A-A-30
Joint holders	A-A-30
Giving notice to a deceased or bankrupt Member	A-A-30
Delivery of notices	A-A-31
Saving provisions	A-A-31
Saving provision	A-A-31
28 Winding up	A-A-32
Distribution of assets in specie	A-A-32
No obligation to accept liability	A-A-32

Companies (Jersey) Law 1991
Company Limited by Shares
Articles of Association
of
Janus Henderson Group Ltd
Definitions, interpretation and exclusion of Standard Table
Definitions
In these Articles, the following definitions apply:
Articles means, as appropriate:
these Articles of Association as amended from time to time; or
two or more particular Articles of these Articles;
and Article refers to a particular Article of these Articles;
Business Day means a day other than a public holiday in the Island, a Saturday or a Sunday;
Clear Days, in relation to a period of notice, means that period excluding:
the day when the notice is deemed to be received; and
the day for which it is given or on which it is to take effect;
Company means the above-named company;
Default Rate means 3% (three per cent) per annum over the base rate of the Bank of England from time to time;
Electronic has the meaning given to that term in the Electronic Communications (Jersey) Law 2000;
Electronic Record has the meaning given to that term in the Electronic Communications (Jersey) Law 2000;
Electronic Signature has the meaning given to that term in the Electronic Communications (Jersey) Law 2000;
Fully Paid and Paid Up means that the agreed issue price for a Share has been fully paid or credited as paid in money or money’s worth;
Island means Jersey, Channel Islands;
Law means the Companies (Jersey) Law 1991;
Member means any person or persons entered on the register of members from time to time as the holder of a Share;
Memorandum means the Memorandum of Association of the Company as amended from time to time;
Officer means a person appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator, but does not include the Secretary;
Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote. The expression also includes a written resolution signed by or on behalf of each Member who, at the date when the resolution is deemed to be passed, would be entitled to vote on the resolution if it were proposed at a meeting;

A-A-1

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary;
Security Interests Law means the Security Interests (Jersey) Law 2012 (as amended, modified, replaced or superseded);
Secured Shares means any shares of the Company that are subject to a security interest created pursuant to the Security Interests Law;
Share means a share in the share capital of the Company; and the expression:
includes stock (except where a distinction between shares and stock is expressed or implied); and
where the context permits, also includes a fraction of a share;
Special Resolution has the meaning given to that term in the Law. The expression also includes a written resolution signed by or on behalf of each Member who, at the date when the resolution is deemed to be passed, would be entitled to vote on the resolution if it were proposed at a meeting; and
subsidiary has the meaning given to that term in Article 2 of the Law.
Interpretation
In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:
a reference in these Articles to a statute is a reference to a statute of the Island as known by its short title, and includes:
any statutory modification, amendment or re-enactment; and
any subordinate legislation or regulations issued under that statute;
headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity;
if a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day;
a word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders;
a reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency;
where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning;
all references to time are to be calculated by reference to time in the place where the Company’s registered office is located;
the word signed includes a signature or representation of a signature affixed by mechanical, Electronic or other means (including, for the avoidance of doubt, an Electronic Signature);
the words written and in writing include all modes of representing or reproducing words in a visible form; and
the words including, include and in particular or any similar expression are to be construed without limitation.
Exclusion of Standard Table
The regulations contained in the Standard Table adopted pursuant to the Companies (Standard Table) (Jersey) Order 1992 and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

A-A-2

Shares
Power to issue Shares and options, with or without special rights
The directors have general and unconditional authority to allot (with or without confirming rights of renunciation), grant options over or otherwise deal with any unissued Shares of the Company to such persons at such times and on such terms and conditions as they may decide.
Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:
at an issue price determined by the directors;
with the sanction of an Ordinary Resolution, with preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise;
without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.
Power to issue fractions of a Share
Subject to the Law, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.
Consolidation of fractions of a Share
If the holder of a fraction of a Share acquires a further fraction of a Share of the same class, the fractions shall be treated as consolidated.
Trusts not recognised
Except as required by law:
no person shall be recognised by the Company as holding any Share on any trust; and
no person other than the Member shall be recognised by the Company as having any right in a Share.
Power to vary class rights
If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:
the Members holding two thirds of the issued Shares of that class consent in writing to the variation; or
the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.
For the purpose of Article 2.6(b), all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that:
the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and
any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, may demand a poll.

A-A-3

Effect of new Share issue on existing class rights
Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class.
Capital contributions without issue of further Shares
With the consent of a Member, the directors may accept a voluntary contribution from that Member without issuing Shares in return. If the directors agree to accept a voluntary contribution from a Member, the directors shall resolve whether that contribution shall be treated as an addition to the capital account of the Company or to a general reserve of the Company (it being understood that the contribution is not provided by way of loan).
No bearer Shares or warrants
The Company shall not issue bearer Shares or warrants.
Limit on the number of joint holders
In respect of a Share, the Company shall not be required to enter the names of more than four joint holders in the register of members of the Company.
If two or more persons are registered as joint holders of a Share, then any one of those joint holders may give effectual receipts for moneys payable in respect of that Share.
Treasury Shares
From time to time, the Company may hold its own Shares as treasury shares and the directors may sell, transfer or cancel any treasury shares in accordance with the Law. For the avoidance of doubt, the Company shall not be entitled to vote or receive any distributions in respect of any treasury shares held by it.
Share certificates
Issue of share certificates
Upon being entered in the register of members as the holder of a Share, a Member shall be entitled:
without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and
upon payment of such reasonable sum as the directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.
Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the directors determine.
The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.
Renewal of lost or damaged share certificates
If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:
evidence;
indemnity;

A-A-4

payment of the expenses reasonably incurred by the Company in investigating the evidence; and
payment of a reasonable fee, if any, for issuing a replacement share certificate, as the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.
Lien on Shares
Nature and scope of lien
The Company has a first and paramount lien on all Shares (which are not Fully Paid) registered in the name of a Member (whether solely or jointly with others). The lien is for all moneys payable to the Company by the Member or the Member’s estate:
either alone or jointly with any other person, whether or not that other person is a Member; and
whether or not those moneys are presently payable.
At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article.
Company may sell Shares to satisfy lien
The Company may sell any Shares over which it has a lien if all of the following conditions are met:
the sum in respect of which the lien exists is presently payable;
the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and
that sum is not paid within 14 Clear Days after that notice is deemed to be given under these Articles.
The Shares may be sold in such manner as the directors determine.
To the maximum extent permitted by law, the directors shall incur no personal liability to the Member concerned in respect of the sale.
Authority to execute instrument of transfer
To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.
Consequences of sale of Shares to satisfy lien
On sale pursuant to the preceding Articles:
the name of the Member concerned shall be removed from the register of members as the holder of those Shares; and
that person shall deliver to the Company for cancellation the certificate for those Shares.
Despite this, that person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by them to the Company in respect of those Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Shares at the time of sale or for any consideration received on their disposal.

A-A-5

Application of proceeds of sale
The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Shares have been sold:
if no certificate for the Shares was issued, at the date of the sale; or
if a certificate for the Shares was issued, upon surrender to the Company of that certificate for cancellation, but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Shares before the sale.
No lien on Secured Shares
Notwithstanding any other provision of these Articles, if the Secured Shares are to be transferred pursuant to the exercise of the power of sale or enforcement under the Security Interests Law or the provisions of the relevant security agreement:
the Company shall not have any lien on any Secured Shares for any moneys (whether presently payable or not) payable at a fixed time or called in respect of any Secured Shares;
the directors of the Company must not refuse to declare, and if called upon to do so by any holder or the secured party under any such security agreement, must actively declare any Secured Shares to be exempt from any lien provisions provided in Article 4.1; and
the provisions of Articles 4.1 to 4.8 inclusive shall not apply to any Secured Shares.
Calls on Shares and forfeiture
Power to make calls and effect of calls
Subject to the terms of allotment, the directors may make calls on the Members in respect of any moneys unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on their Shares as required by the notice.
Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.
A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. They shall not be liable for calls made after they are no longer registered as Member in respect of those Shares.
Time when call made
A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed.
Liability of joint holders
Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

A-A-6

Interest on unpaid calls
If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:
at the rate fixed by the terms of allotment of the Share or in the notice of the call; or
if no rate is fixed, at the Default Rate.
The directors may waive payment of the interest wholly or in part.
Deemed calls
Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.
Power to accept early payment
The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by them although no part of that amount has been called up.
Power to make different arrangements at time of issue of Shares
Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.
Notice of default
If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:
the amount unpaid;
any interest which may have accrued; and
any expenses which have been incurred by the Company due to that person’s default.
The notice shall state the following:
the place where payment is to be made; and
a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.
Forfeiture or surrender of Shares
If the notice under the preceding Article is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.
Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender
A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

A-A-7

Effect of forfeiture or surrender on former Member
On forfeiture or surrender:
the name of the Member concerned shall be removed from the register of members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and
that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.
Despite the forfeiture or surrender of their Shares, that person shall remain liable to the Company for all moneys which at the date of forfeiture or surrender were presently payable by them to the Company in respect of those Shares together with:
all expenses; and
interest from the date of forfeiture or surrender until payment:
at the rate of which interest was payable on those moneys before forfeiture; or
if no interest was so payable, at the Default Rate.
The directors, however, may waive payment wholly or in part.
Evidence of forfeiture or surrender
A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:
that the person making the declaration is a director or Secretary of the Company; and
that the particular Shares have been forfeited or surrendered on a particular date.
Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.
Sale of forfeited or surrendered Shares
Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall their title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.
No forfeiture of Secured Shares
Notwithstanding any other provisions of these Articles, no Secured Shares may be forfeited under the provisions of Articles 5.1 to 5.17 inclusive.
Transfer of shares
Form of transfer
Subject to the following Articles about the transfer of Shares, a Member may transfer Shares to another person by completing an instrument of transfer, in a common form or in a form approved by the directors, executed:
where the Shares are Fully Paid, by or on behalf of that Member; and
where the Shares are partly paid, by or on behalf of that Member and the transferee.
Power to refuse registration
The directors may refuse to register the transfer of a Share to any person. They may do so in their absolute discretion, without giving any reason for their refusal, and irrespective of whether the Share is Fully Paid or the Company has no lien over it.

A-A-8

Notice of refusal to register
If the directors refuse to register a transfer of a Share, they must send notice of their refusal to the existing Member within two months after the date on which the transfer was lodged with the Company.
Power to suspend registration
The directors may suspend registration of the transfer of Shares at such times and for such periods (not exceeding 30 days in any calendar year) as they determine.
Fee, if any, payable for registration
If the directors so decide, the Company may charge a reasonable fee for the registration of any instrument of transfer or other document relating to the title to a Share.
Company may retain instrument of transfer
The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.
Security
Notwithstanding any other provision of these Articles, if the Secured Shares are subject to a security interest created pursuant to the Security Interests Law and are to be transferred pursuant to the exercise of the power of sale or enforcement under the Security Interests Law or the provisions of the relevant security agreement:
Article 6.2 shall not apply;
the directors shall not refuse to register such a transfer of the Secured Shares if the following conditions have been satisfied:
a validly executed instrument of transfer relating to the Secured Shares has been lodged at the registered office of the Company; and
the instrument of transfer is accompanied by the share certificates in respect of the Secured Shares or, where the share certificate(s) are not available, confirmation in writing that the share certificate has been lost or destroyed and that if it is found it will be returned to the directors; and
the registration of any such transfer of the Secured Shares may not be suspended pursuant to Article 6.4 or otherwise; and
no fee shall be charged or payable in respect of the registration of any instrument of transfer or other document relating to or affecting the title to any such Secured Shares pursuant to Article 6.5 or otherwise.
Transmission of Shares
Persons entitled on death of a Member
If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:
where the deceased Member was a joint holder, the survivor or survivors; and
where the deceased Member was a sole holder, that Member’s personal representative or representatives.
Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

A-A-9

Registration of transfer of a Share following death or bankruptcy
A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:
to become the holder of the Share; or
to transfer the Share to another person.
That person must produce such evidence of their entitlement as the directors may properly require.
If the person elects to become the holder of the Share, they must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.
If the person elects to transfer the Share to another person then:
if the Share is Fully Paid, the transferor must execute an instrument of transfer; and
if the Share is partly paid, the transferor and the transferee must execute an instrument of transfer.
All the Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.
Indemnity
The directors may require a person registered as a Member by reason of the death or bankruptcy of another Member to indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration.
Rights of person entitled to a Share following death or bankruptcy
A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which they would be entitled if they were registered as the holder of the Share. But, until they are registered as Member in respect of the Share, they shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares in the Company.
Alteration of capital
Increasing, consolidating, converting, dividing and cancelling share capital
To the fullest extent permitted by the Law, the Company may by Special Resolution do any of the following (and amend its Memorandum and its Articles for that purpose):
increase its share capital in the manner prescribed by the resolution;
consolidate and divide all or any of its share capital;
convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;
sub-divide its Shares or any of them, including, in respect of any sub-division, so that the proportion between the amount paid and the amount, if any, unpaid on each sub-divided Share shall be the same as it was in case of the Share from which the sub-divided Share is derived; and the resolution may determine that, as between the Shares resulting from the sub-division, one or more of the Shares may, as compared with the others, have such preferred, deferred or other special rights, or be subject to such restrictions as the Company has power to attach to unissued or new Shares;
cancel Shares which, at the date of the passing of the resolution to cancel them, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided; and

A-A-10

convert all or any of the Shares denominated in a particular currency into Shares denominated in a different currency, the conversion being effected at the rate of exchange (calculated to not less than three significant figures) current at the date of the resolution being a time within 40 days before the conversion takes effect.
Reducing share capital
Subject to the Law and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.
Sale of fractions of Shares
Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share, the directors may, in their absolute discretion, on behalf of those Members, sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Law, the Company) and distribute the net proceeds of sale in due proportion among those Members, and the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall their title to the Shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.
Redemption and purchase of Shares
Power to issue redeemable Shares and to purchase Shares
Subject to the Law, and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may by its directors:
issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares;
convert existing non-redeemable limited shares, whether issued or not, into Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the conversion of those Shares; and
purchase all or any Shares of any class including any redeemable Shares.
The Company may hold Shares acquired by way of purchase or redemption in treasury in a manner authorised by the Law.
The Company may make a payment in respect of the redemption or purchase of Shares in any manner authorised by the Law, including out of capital and otherwise than out of its profits or the proceeds of a fresh issue of Shares.
Power to pay for redemption or purchase in cash or in specie
When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one way and partly in the other way).
Effect of redemption or purchase of a Share
Upon the date of redemption or purchase of a Share:
the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:
the price for the Share; and

A-A-11

any dividend declared in respect of the Share prior to the date of redemption or purchase;
the Member’s name shall be removed from the register of members with respect to the Share; and
the Share shall be cancelled or become a treasury share.
For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase falls due.
Meetings of Members
Power to call meetings
The directors may call a general meeting at any time.
If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors.
The directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.
The requisition must be in writing and given by one or more Members who together hold at least 10% of the rights to vote at such general meeting.
The requisition must also:
specify the objects of the meeting;
be signed by or on behalf of the requisitioners. The requisition may consist of several documents in like form signed by one or more of the requisitioners; and
be deposited at the Company’s registered office in accordance with the notice provisions.
Should the directors fail to call a general meeting within 21 days from the date of deposit of a requisition to be held within 2 months of that date, the requisitioners or any of them representing more than one half of the total voting rights of all of them, may call a general meeting to be held within three months from that date.
Without limitation to the foregoing, if there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, any one or more Members who together hold at least 10% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional directors.
If the Members call a meeting under the above provisions, the Company shall reimburse their reasonable expenses.
Annual general meetings
There is no requirement to hold an annual general meeting.
Content of notice
Notice of a general meeting shall specify each of the following:
the place, the date and the time of the meeting;
if the meeting is to be held in two or more places, the technology that will be used to facilitate the meeting;
subject to Article 10.10(d), the general nature of the business to be transacted;
if a resolution is proposed as a Special Resolution, the text of that resolution; and

A-A-12

in the case of an annual general meeting, that the meeting is an annual general meeting.
In each notice, there shall appear with reasonable prominence the following statements:
that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and
that a proxy need not be a Member.
Period of notice
A general meeting, including an annual general meeting, shall be called by at least 14 Clear Days’ notice in writing. A meeting, however, may be called on shorter notice if it is so agreed:
in the case of an annual general meeting, by all the Members entitled to attend and vote at that meeting; and
in the case of any other meeting, by a majority in number of the Members having a right to attend and vote at that meeting, being a majority together holding not less than:
95% where a Special Resolution is to be considered; or
90% for all other meetings,
of the total voting rights of the Members who have that right.
Persons entitled to receive notice
Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:
the Members;
persons entitled to a Share in consequence of the death or bankruptcy of a Member;
the directors;
the Company’s auditor (if any); and
persons entitled to vote in respect of a Share in consequence of the incapacity of a Member.
Publication of notice on a website
Subject to the Law, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:
the publication of the notice on the website;
the address of the website;
the place on the website where the notice may be accessed;
how it may be accessed; and
the place, date and time of the general meeting.
If a Member notifies the Company that they are unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member in writing or by any other means permitted by these Articles but this will not affect when that Member is deemed to have been given notice of the meeting.
Time a website notice is deemed to be given
A website notice is deemed to be given when the Member is given notice of its publication.

A-A-13

Required duration of publication on a website
Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until the conclusion of the meeting to which the notice relates.
Accidental omission to give notice or non-receipt of notice
Proceedings at a meeting shall not be invalidated by the following:
an accidental failure to give notice of the meeting to any person entitled to notice; or
non-receipt of notice of the meeting by any person entitled to notice.
In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:
in a different place on the website; or
for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.
Proceedings at meetings of Members
Quorum
Save as provided in this Article 11, no business shall be transacted at any general meeting unless a quorum is present in person or by proxy. A quorum is as follows:
if the Company has only one Member entitled to vote: that Member; or
if the Company has more than one Member entitled to vote: two Members.
Lack of quorum
If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:
if the meeting was requisitioned by Members entitled to vote, it shall be cancelled; or
in any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, then the Members present in person or by proxy and entitled to vote shall constitute a quorum.
Use of technology
A person may participate in a general meeting through the medium of a conference telephone, video or any other form of communications equipment (Electronic Facility) provided all persons participating in the meeting are able to speak to each other throughout the meeting. A person participating in this way is deemed to be present at the meeting. The Company is under no obligation to offer or provide an Electronic Facility for the purposes of attending a general meeting.
Chairperson
The chairperson of a general meeting shall be the chairperson of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairperson of the board. Absent any such person being present within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting.
If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairperson, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

A-A-14

Right of a director or auditor’s representative to attend and speak
Even if a director or a representative of the auditor (if any) is not a Member, they shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares.
Adjournment
The chairperson may at any time adjourn a meeting with the consent of the Members constituting a quorum. The chairperson may adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.
Should a meeting be adjourned for more than 14 Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least seven Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.
Method of voting
A resolution put to the vote of the meeting shall be decided on a show of hands unless before, or on the declaration of the result of the show of hands, a poll is duly demanded. A poll may be demanded:
by the chairperson; or
by at least two Members having the right to vote on the resolution; or
by any Member or Members present who, individually or collectively, hold at least 10% of the voting rights of all those who have a right to vote on the resolution; or
by a Member or Members holding Shares conferring a right to vote on the resolution being Shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the Shares conferring that right, and a demand by a person as proxy for a Member shall be the same as a demand by the Member.
Outcome of vote by show of hands
Unless a poll is duly demanded, a declaration by the chairperson as to the result of a resolution and an entry to that effect in the minutes of the meeting shall be conclusive evidence of the outcome of a show of hands without proof of the number or proportion of the votes recorded in favour of or against the resolution.
Withdrawal of demand for a poll
The demand for a poll may be withdrawn before the poll is taken, but only with the consent of the chairperson. The chairperson shall announce any such withdrawal to the meeting and, unless another person forthwith demands a poll, any earlier show of hands on that resolution shall be treated as the vote on that resolution; if there has been no earlier show of hands, then the resolution shall be put to the vote of the meeting.
Taking of a poll
A poll demanded on the question of adjournment shall be taken immediately.
A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairperson directs, not being more than 30 Clear Days after the poll was demanded.
The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded.

A-A-15

A poll shall be taken in such manner as the chairperson directs. They may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than one place, the chairperson may appoint scrutineers in more than one place; but if they consider that the poll cannot be effectively monitored at that meeting, the chairperson shall adjourn the holding of the poll to a date, place and time when that can occur.
Chairperson’s casting vote
If the votes on a resolution, whether on a show of hands or on a poll, are equal the chairperson shall not have a casting vote.
Amendments to resolutions
An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:
not less than 48 hours before the meeting is to take place (or such later time as the chairperson of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and
the proposed amendment does not, in the reasonable opinion of the chairperson of the meeting, materially alter the scope of the resolution.
A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:
the chairperson of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed; and
the amendment does not go beyond what the chairperson considers is necessary to correct a grammatical or other non-substantive error in the resolution.
If the chairperson of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairperson’s error does not invalidate the vote on that resolution.
Written resolutions
Members may pass a resolution in writing without holding a meeting if the following conditions are met:
all Members entitled to vote:
sign a document; or
sign several documents in the like form each signed by one or more of those Members; and
the signed document or documents is or are delivered to the Company in hard copy or in Electronic form or in such other manner as the directors may determine.
Such written resolution shall be as effective as if it had been passed at a meeting of all Members entitled to vote duly convened and held.
Each Member shall have one vote for each Share they hold which confers the right to receive and vote on a written resolution and unless the resolution in writing signed by the Member is silent, in which case all Shares held are deemed to have been voted, the number of Shares specified in the resolution in writing shall be deemed to have been voted.
If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.
Sole-member company
If the Company has only one Member entitled to vote, and that Member records in writing their decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

A-A-16

Voting rights of members
Right to vote
Unless their Shares carry no right to vote, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, whether on a show of hands or a poll, and all Members holding Shares of a particular class are entitled to vote at a meeting of the holders of that class of Shares.
Members may vote in person or by proxy.
On a show of hands, every Member who is entitled to vote shall have one vote. For the avoidance of doubt, an individual who represents two or more such Members, including a Member in that individual’s own right, shall be entitled to a separate vote for each Member.
On a poll a Member who is entitled shall have one vote for each Share they hold, unless any Share carries special voting rights.
A fraction of a Share carrying the right to vote shall entitle its holder to an equivalent fraction of one vote.
No Member is bound to vote all their Shares or any of them; nor are they bound to vote each of their Shares in the same way.
Rights of joint holders
If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the register of members shall be accepted to the exclusion of the votes of the other joint holders.
Representation of corporate Members
Save where otherwise provided, a corporate Member must act by one or more duly authorised representatives.
A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.
The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used.
The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.
Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.
A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation.
Member with mental disorder
A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Island or elsewhere) in matters concerning mental disorder may vote, whether on a show of hands or on a poll, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.
For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy. In default, the right to vote shall not be exercisable.

A-A-17

Objections to admissibility of votes
An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairperson whose decision shall be final and conclusive.
Form of proxy
An instrument appointing a proxy shall be in any common form or in any other form approved by the directors. A Member may appoint more than one proxy to attend on the same occasion.
The instrument must be in writing and signed in one of the following ways:
by the Member; or
by the Member’s authorised attorney; or
if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.
The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.
A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with Article 12.18; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation.
How and when proxy is to be delivered
Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed, or a copy of the authority certified notarially or in any other way approved by the directors, must be delivered so that it is received by the Company at any time before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered either:
by being left at or sent by post to:
the registered office of the Company; or
such other place within the Island specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting; or
by being sent by email to any email address specified:
in the notice convening the meeting; or
in any form of appointment of a proxy sent out by the Company in relation to the meeting; or
in any invitation to appoint a proxy issued by the Company in relation to the meeting.
Where a poll is taken:
if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority must be delivered as required under Article 12.21 not less than 24 hours before the time appointed for the taking of the poll;
if it is taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority must be delivered as required under Article 12.21 not less than two hours before the time appointed for the taking of the poll.
If the form of appointment of proxy is not delivered on time, it is invalid.

A-A-18

Voting by proxy
A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing them limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by their proxy on the same resolution, unless in respect of different Shares, shall be invalid.
Number of directors
Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one but there shall be no maximum number.
Appointment, disqualification and removal of directors
First directors
The first directors or director shall be appointed in writing by the subscriber or subscribers to the Memorandum.
No age limit
There is no age limit for directors save that they must be aged at least 18 years.
Corporate directors
Unless prohibited by law, a body corporate may be a director. If a body corporate is a director, the Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to the Articles about directors’ meetings.
No shareholding qualification
Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of their appointment.
Appointment of directors
A director may be appointed by Ordinary Resolution or by the directors. Any appointment may be to fill a vacancy or as an additional director.
A remaining director may appoint a director even though there is not a quorum of directors.
No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid.
Removal of directors
A director may be removed by Ordinary Resolution.
Resignation of directors
A director may at any time resign the office by giving notice in writing to the Company.
The resignation shall take effect on the date on which the notice is delivered to the Company or such later date as may be specified in the notice.
Termination of the office of director
A director’s office shall be terminated forthwith if:
they resign their office by notice to the Company in accordance with Article 14.9; or

A-A-19

they are prohibited by the law of the Island from acting as a director; or
they are made bankrupt or make an arrangement or composition with their creditors generally; or
in the opinion of a registered medical practitioner by whom they are being treated they become physically or mentally incapable of acting as a director; or
they are made subject to any law relating to mental health or incompetence, whether by court order or otherwise; or
without the consent of the other directors, they are absent from meetings of directors for a continuous period of six months.
If the office of director is terminated or vacated for any reason, they shall thereupon cease to be a member of any committee of the board of directors of the Company.
Alternate directors
Appointment and removal
Any director (other than an alternate director) may appoint any other person, including another director, to act in their place as an alternate director by giving notice in writing to the Company.
A director may revoke their appointment of an alternate at any time by notice in writing to the Company.
The appointment or revocation shall take effect on the date on which the notice is delivered to the Company or such later date as may be specified in the notice.
Notices
All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate.
Rights of alternate director
An alternate director, where so appointed and acting, shall (subject to these Articles) be entitled to:
attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present;
sign any written resolution of the directors or a committee of the directors circulated for written consent; and
generally perform all the functions of the appointing director in their absence.
An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director.
A director who is also an alternate director shall be entitled to a separate vote for each director for whom they act as alternate in addition to their own vote.
Save as otherwise provided in these Articles, an alternate director shall be deemed for all purposes to be a director and shall alone be responsible for their own acts and defaults and they shall not be deemed to be the agent of the director appointing them.
Appointment ceases when the appointor ceases to be a director
An alternate director shall automatically cease to be an alternate director if the director who appointed them ceases to be a director, or on the occurrence in relation to the alternate of any event which, if it occurred in relation to the alternate’s appointer, would result in the termination of the appointer’s appointment as a director.

A-A-20

Powers of directors
Powers of directors
Subject to the provisions of the Law, the Memorandum, these Articles and any directions given by Special Resolution, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company.
No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles or any direction given by Special Resolution. However, to the extent allowed by the Law, Members may in accordance with the Law validate any prior or future act of the directors which would otherwise be in breach of their duties.
Appointments to office
The directors may appoint a director:
as chairperson of the board of directors;
as managing director;
to any other executive office,
for such period and on such terms, including as to remuneration, as they think fit.
The appointee must consent in writing to holding that office.
Any appointment of a director to an executive office shall terminate if they cease to be a director but without prejudice to any claim for damages for breach of any agreement relating to the provision of the services of such director.
Where a chairperson is appointed they shall, unless unable to do so, preside at every meeting of directors.
If there is no chairperson, or if the chairperson is unable to preside at a meeting, that meeting may select its own chairperson; or the directors may nominate one of their number to act in place of the chairperson should they ever not be available.
Subject to the provisions of the Law and Article 16.9, the directors may also appoint any person, who need not be a director:
as Secretary; and
to any office that may be required,
for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide.
The Secretary or Officer must consent in writing to holding that office.
A director, Secretary or other Officer of the Company may not hold office, or perform the services, of auditor.
Remuneration
Every director may be remunerated by the Company for the services they provide for the benefit of the Company, whether as director, employee or otherwise, and shall be entitled to be paid for the expenses incurred in the Company’s business including attendance at directors’ meetings.
A director’s remuneration shall be fixed by the Company by Ordinary Resolution. Unless that resolution provides otherwise, the remuneration shall be deemed to accrue from day to day.
Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to them.

A-A-21

Unless their fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.
Delegation of powers
Power to delegate any of the directors’ powers to a committee
The directors may delegate any of their powers to any committee consisting of one or more persons. The committee may include non-directors so long as the majority of persons on the committee are directors.
The delegation may be collateral with, or to the exclusion of, the directors’ own powers.
The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will.
Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors.
Power to appoint an agent of the Company
The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment:
by causing the Company to enter into a power of attorney or agreement; or
in any other manner they determine.
Power to appoint an attorney or authorised signatory of the Company
The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be:
for any purpose;
with the powers, authorities and discretions;
for the period; and
subject to such conditions,
as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable by, the directors under these Articles. The directors may make such an appointment by power of attorney or any other manner they think fit.
Any power of attorney or other appointment may contain such provision for the protection and convenience of persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.
Meetings of directors
Regulation of directors’ meetings
Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit.
Calling meetings
Any director may call a meeting of directors at any time. The Secretary must call a meeting of the directors if requested to do so by a director.

A-A-22

Notice of meetings
Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral.
Use of technology
A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment if all persons participating in the meeting are able to hear and speak to each other throughout the meeting.
A director participating in this way is deemed to be present in person at the meeting and shall, subject to Article 19.5 and Article 19.6, be entitled to vote and be counted in the quorum accordingly.
Quorum
The quorum for the transaction of business at a meeting of directors (including any adjourned meeting) shall be as follows:
whenever the Company has two or more directors, the quorum for the transaction of the business of the directors may be fixed by the directors and, unless so fixed at any greater number, shall be two directors (or their alternate directors) present and entitled to vote; or
whenever the Company has one director and the minimum number of directors is one, a sole director (or alternate director) may exercise all the powers of the directors without holding a meeting but shall transact the business of the directors by resolution in writing in accordance with Article 18.13.
Subject to these Articles, an alternate director present at a meeting of directors shall, in the absence of the director for whom they act as director, be counted in the quorum at the meeting and any director who is present and counts in the quorum at a board meeting shall also be counted in the quorum as one for each absent director for whom they act as alternate director at the meeting.
If a quorum is not present within 15 minutes from the time specified for a meeting of directors, or if, during a meeting, a quorum ceases to be present, then the meeting shall be adjourned to the same day in the next week at the same time and place or such other day, time and place as the chairperson may determine and if, at such adjourned meeting, a quorum is not present within 15 minutes from the time specified for the meeting of directors, those directors present shall be a quorum.
Voting
A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairperson shall not have a casting vote.
The continuing directors or a sole continuing director may act notwithstanding any vacancies in their number but if the number of directors is less than the number fixed as the quorum, the continuing directors or director may act only for the purpose of filling vacancies or of calling a general meeting.
Validity
Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote.
Recording of dissent
A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless:
their dissent is entered in the minutes of the meeting; or
they have filed with the meeting before it is concluded a signed dissent from that action; or

A-A-23

they have forwarded to the Company as soon as practical following the conclusion of that meeting a signed dissent.
A director who votes in favour of an action is not entitled to record their dissent to it.
Written resolutions
The directors may pass a resolution in writing without holding a meeting if the following conditions are met:
all directors are given notice of the resolution; and
the resolution is set out in a document or documents indicating that it is a written resolution; and
all of the directors:
sign a document; or
sign several documents in the like form each signed by one or more directors; or
provide confirmation of acceptance of the resolution by email; and
either:
for the purposes of articles 18.13(c)(i) and 18.13(c)(ii) the signed document or documents is or are delivered to the Company; or
for the purposes of article 18.13(c)(iii), the email confirmation is sent to the Company to the address specified for that purpose.
Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs or sends their email confirmation (as the case may be).
Permissible directors’ interests and disclosure
Permissible interests subject to disclosure
Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest which to a material extent conflicts or may conflict with the interests of the Company or any subsidiary of the Company.
If, notwithstanding the prohibition in the preceding Article, a director discloses any direct or indirect interest in accordance with the next Article, they may:
be a party to, or otherwise interested in, any transaction or arrangement with the Company or any subsidiary of the Company or in which the Company or any such subsidiary is or may otherwise be interested;
be interested in another body corporate promoted by the Company or any such subsidiary or in which the Company or any such subsidiary is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate.
The disclosure required by the preceding Article must be achieved by the interested director disclosing to their fellow directors, at the first meeting of the board at which the transaction or arrangement is considered after the director concerned becomes aware of the circumstances giving rise to their disclosure obligation or, failing this, as soon as practical after that meeting by notice in writing delivered to the Secretary, the nature and extent of their direct or indirect interest in a transaction or arrangement or series of transactions or arrangements entered into or proposed to be entered into by the Company or any subsidiary of the Company or in which the Company or any such subsidiary is or may otherwise be interested, which to a material extent conflicts or may conflict with the interests of the Company or any such subsidiary and of which the director is aware.

A-A-24

If a director has disclosed their interest in accordance with the preceding Article, then they shall not, by reason only of their office, be accountable to the Company for any benefit which they derive from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.
Notification of interests
For the purposes of the preceding Article, a director shall be taken to have sufficiently disclosed the nature and extent of any interest in a transaction or arrangement if:
the director gives a general notice to the other directors that a specific person or class of persons has an interest, of the nature and extent specified in the notice, in a transaction or arrangement; and
the director meets the description of the specified person or class of persons.
A director shall not be treated as having an interest in a transaction or arrangement if they have no knowledge of that interest and it is unreasonable to expect the director to have that knowledge.
Voting where a director is interested in a matter
A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses their interest pursuant to these Articles. Subject to such disclosure, the director shall be counted towards a quorum of those present at the meeting and, if the director votes on the resolution, their vote shall be counted.
Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company, any subsidiary of the Company or any body corporate in which the Company is otherwise interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning their own appointment.
Minutes
The Company shall cause minutes to be made in books kept for the purpose in accordance with the Law.
Accounts and audits
Accounting and other records
The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Law.
No automatic right of inspection
Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the directors or passed by Ordinary Resolution.
Sending of accounts and reports
The Company’s accounts and associated directors’ report and auditor’s report (if any) that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:
they are sent to that person in accordance with the notice provisions in Article 27; or
they are published on a website providing that person is given separate notice of:
the fact that the documents have been published on the website;
the address of the website;

A-A-25

the place on the website where the documents may be accessed; and
how they may be accessed.
If, for any reason, a person notifies the Company that they are unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under Article 21.5.
Time of receipt if documents are published on a website
Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least 14 Clear Days before the date of the meeting at which they are to be laid if:
the documents are published on the website throughout a period beginning at least 14 Clear Days before the date of the meeting and ending with the conclusion of the meeting; and
the person is given at least 14 Clear Days’ notice of the meeting.
Validity despite accidental error in publication on website
If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because by accident:
those documents are published in a different place on the website to the place notified; or
they are published for part only of the period from the date of notification until the conclusion of that meeting.
When accounts are to be audited
Unless the directors or the Members, by Ordinary Resolution, so resolve or unless the Law so requires, the Company’s accounts will not be audited. If the Members so resolve, the Company’s accounts shall be audited in the manner determined by Ordinary Resolution. Alternatively, if the directors so resolve, they shall be audited in the manner they determine.
Record dates
Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for declaring or paying a dividend or making or issuing an allotment of Shares. The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.
Dividends
Declaration of dividends by Members
Subject to the provisions of the Law, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors. Any such declared dividend, subject to it not exceeding the amount recommended by the directors, shall be a debt owed by the Company due on the date that such dividend is declared to be payable or, if no date is specified, immediately.
Payment of interim dividends by directors
Subject to the provisions of the Law, the directors may pay interim dividends in accordance with the respective rights of the Members. Any interim dividend shall not be a debt owed by the Company until such time as payment of the dividend is made.

A-A-26

In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:
if the Company has different classes of Shares, the directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears;
subject to the provisions of the Law, the directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment; and
if the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.
Apportionment of dividends
Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. But if a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.
Right of set off
The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.
Power to pay other than in cash
If the directors so determine, any resolution determining a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets or the issue of Shares. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:
issue fractional Shares;
fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and
vest some assets in trustees.
How payments may be made
A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:
if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose, by wire transfer to that bank account; or
by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.
For the purpose of Article 23.7(a), the nomination shall be in writing and the bank account nominated may be the bank account of another person. For the purpose of Article 23.7(b), subject to any applicable law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to any person nominated by that Member in writing and payment of the cheque or warrant shall be a good discharge to the Company.

A-A-27

If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:
to the registered address of the Joint Holder of the Share who is named first on the register of members or to the registered address of the deceased or bankrupt holder, as the case may be; or
to the address or bank account of another person nominated by the Joint Holders in writing.
Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.
Dividends or other monies not to bear interest in absence of special rights
Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.
Dividends unable to be paid or unclaimed
If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.
A dividend that remains unclaimed for a period of ten years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.
Capitalisation of profits
Capitalisation of profits or of any share premium account or capital redemption reserve
Subject to the Law, the directors may resolve to capitalise any part of the Company’s reserves not required for paying any preferential dividend.
The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:
by paying up the amounts unpaid on that Member’s Shares;
by issuing Fully Paid Shares or debentures of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of partly paid Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain partly paid.
Applying an amount for the benefit of members
Subject to the Law, if a fraction of a Share or a debenture is allocated to a Member, the directors may issue a fractional certificate to that Member or pay them the cash equivalent of the fraction.
Seal
Company seal
The Company may have a seal if the directors so determine.

A-A-28

Official seal
Subject to the provisions of the Law, the Company may also have:
an official seal or seals for use in any place or places outside the Island. Each such official seal shall be a facsimile of the original seal of the Company but shall have added on its face the name of the country, territory or place where it is to be used or the words “branch seal”; and
an official seal for use only in connection with the sealing of securities issued by the Company and such official seal shall be a copy of the common seal of the Company but shall in addition bear the word “securities”.
When and how seal is to be used
A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:
by a director (or alternate director) and the Secretary; or
by a single director (or alternate director).
If no seal is adopted or used
If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:
by a director (or alternate director) and the Secretary; or
by a single director (or alternate director); or
by any other person authorised by the directors; or
in any other manner permitted by the Law.
Validity of execution
If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.
Indemnity
Indemnity
In so far as the Law allows, every present and former director, alternate director, Secretary or other Officer of the Company shall be indemnified out of the assets of the Company against any costs, charges, losses, damages and liabilities incurred by him in the actual or purported execution or discharge of his duties or exercise of his powers or otherwise in relation thereto, including (without prejudice to the generality of the foregoing) any liability incurred in defending any proceedings (whether civil or criminal) which relates to anything done or omitted or alleged to have been done or omitted by him in any such capacity, and in which judgement is given in his favour or in which he is acquitted or in connection with any application under the Law in which relief is granted to him by any court of competent jurisdiction.
Release
To the extent permitted by law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of their office; but there may be no release from liability arising out of or in connection with that person’s own dishonesty.

A-A-29

Insurance
To the extent permitted by law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:
an existing or former director (including alternate director), Secretary or other Officer or auditor of:
the Company;
a company which is or was a subsidiary of the Company;
a company in which the Company has or had an interest (whether direct or indirect); and
a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in Article 26.4(a) is or was interested.
Notices
Form of notices
Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be in writing.
Persons authorised to give notices
A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or the Secretary or a Member.
Delivery of written notices
Save where these Articles provide otherwise, a notice in writing may be:
given personally to the recipient;
left at or posted to the recipient’s registered address or the Company’s registered office; or
sent by email to any address supplied by the recipient.
Joint holders
Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the register of members.
Giving notice to a deceased or bankrupt Member
A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.
Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

A-A-30

Delivery of notices
A notice shall be deemed to have been received by the intended recipient in accordance with the following table.
Method for giving notice	When deemed to be received
Personally	At the time and date of delivery
By leaving it at the Member’s registered address	At the time and date it was left
By post to an address in Jersey	On the day after the day when it was posted
By post to an address elsewhere than in Jersey
On the third day after the day when it was posted for an address within the United Kingdom, the Isle of Man, another Channel Island or Europe
On the fifth day after the day when it was posted for any other international address

If sent by email	At the time of transmission, or, if this time falls outside usual business hours in the place of receipt, when usual business hours resume.
By publication on a website (notice of general meetings and sending of accounts and reports)
For notice of a general meeting of Members, at the time and date that the recipient is deemed to have received notice of the publication (Articles 10.14 and 10.16)
For accounts and reports specified in Article 21.3, in accordance with Article 21.5

Saving provisions
A Member present, either in person or by proxy, at any general meeting or at any meeting of the Members holding any class of Shares shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.
Every person who becomes entitled to a Share shall be bound by any notice in respect of that Share which, before their name is entered in the register of members, has been duly given to a person from which they derive their title.
None of the preceding notice provisions shall derogate from the Articles about the delivery of written resolutions of directors and written resolutions of Members.
Saving provision
A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:
believes that the signature of the signatory has been altered after the signatory had signed the original document; or
believes that the original document, or any Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or
otherwise doubts the authenticity of an Electronic Record of the document, and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the original document or the Electronic Record in any way the sender thinks fit.

A-A-31

Winding up
Distribution of assets in specie
If the Company is wound up, the liquidator or the directors, as the case may be, may, subject to these Articles and any other sanction required by the Law, do either or both of the following:
divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, value any assets and determine how the division shall be carried out as between the Members or different classes of Members;
vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.
No obligation to accept liability
No Member shall be compelled to accept any assets if an obligation attaches to them.

A-A-32

Exhibit B
Directors of Surviving Company
Ali Dibadj
[***]
[***]
Sukh Grewal
[***]
[***]
Michelle Rosenberg
[***]
[***]

A-B-1

The following list identifies contents of schedules and similar attachments omitted pursuant to Instruction 4 to Item 1.01 of Form 8-K or Item 601(a)(5) of Regulation S-K, as applicable, from the copy of the Agreement and Plan of Merger, dated as of December 21, 2025, by and among Jupiter Company Limited, Jupiter Merger Sub Limited and Janus Henderson Group plc (the “Agreement”) contained in this Exhibit 2.1 (capitalized terms in this list have the respective meanings ascribed to them in the Agreement):
Company Disclosure Letter
Schedule 1.8(b)	Treatment of Outstanding Company RSU Awards
Schedule 1.8(d)	Treatment of Outstanding Company PSU Awards
Schedule 3.1(b)	Organization
Schedule 3.3	No Conflict or Violation
Schedule 3.4	Consents and Approvals
Schedule 3.6(b)	Capitalization and Related Matters
Schedule 3.6(c)	Capitalization and Related Matters
Schedule 3.7	Subsidiaries and Equity Investments
Schedule 3.9(b)	Absence of Certain Changes or Events
Schedule 3.10(a)	Tax Matters
Schedule 3.12(a)	Company Property
Schedule 3.13(a)	Funds
Schedule 3.13(c)	Funds
Schedule 3.13(f)	Funds
Schedule 3.13(g)	Funds
Schedule 3.13(h)	Funds
Schedule 3.14(a)	Intellectual Property
Schedule 3.14(c)	Intellectual Property
Schedule 3.15	Licenses and Permits
Schedule 3.16(a)	Compliance with Law
Schedule 3.16(c)	Compliance with Law
Schedule 3.16(d)	Compliance with Law
Schedule 3.16(e)	Compliance with Law
Schedule 3.16(f)	Compliance with Law
Schedule 3.16(i)	Compliance with Law
Schedule 3.16(l)	Compliance with Law
Schedule 3.16(m)	Compliance with Law
Schedule 3.17	Litigation
Schedule 3.18(a)	Contracts
Schedule 3.19(a)	Employee Plans
Schedule 3.19(d)	Employee Plans
Schedule 3.19(k)	Employee Plans
Schedule 3.19(l)	Employee Plans
Schedule 3.23	Privacy; Data Security
Schedule 3.27	Board Approval
Schedule 3.28	Vote Required
Schedule 3.30	Seed Capital Investments
Schedule 5.1(a)	Conduct of Business Before the Closing Date

A-B-2

Schedule 5.1(a)(ii)	Conduct of Business Before the Closing Date
Schedule 5.1(a)(iii)(A)	Conduct of Business Before the Closing Date
Schedule 5.1(a)(iv)	Conduct of Business Before the Closing Date
Schedule 5.1(a)(v)	Conduct of Business Before the Closing Date
Schedule 5.1(a)(vi)	Conduct of Business Before the Closing Date
Schedule 5.1(a)(vii)	Conduct of Business Before the Closing Date
Schedule 5.1(a)(viii)	Conduct of Business Before the Closing Date
Schedule 5.1(a)(ix)	Conduct of Business Before the Closing Date
Schedule 5.1(a)(x)	Conduct of Business Before the Closing Date
Schedule 5.1(a)(xi)	Conduct of Business Before the Closing Date
Schedule 5.1(a)(xii)	Conduct of Business Before the Closing Date
Schedule 7.2(b)(i)	Private Funds
Schedule 7.16	Other Agreements
Schedule 8.1(d)	Regulatory Approvals
Schedule 10.12(b)	Knowledge
Parent Disclosure Letter
Schedule 4.3	Consents and Approvals
Schedule 4.5	Ownership of Company Common Stock
Schedule 4.7	No-Brokers
Schedule 4.12	Certain Arrangements
Schedule 6.1(a)	Conduct of Business Before Closing Date
Schedule 10.16	Knowledge

A-B-3

Annex B
EXECUTION VERSION
VOTING AND ROLLOVER AGREEMENT
This VOTING AND ROLLOVER AGREEMENT (this “Agreement”), dated as of December 21, 2025, is entered into by and among Janus Henderson Group plc, a company incorporated in Jersey (the “Company”), the stockholder of the Company listed on Schedule A hereto (the “Stockholder”), Jupiter Topco LLC, a Jersey limited liability company (“Topco”), Jupiter Acquisition Limited, a private limited company incorporated under the laws of Jersey and a wholly owned subsidiary of Topco (“Midco”), and Jupiter Company Limited, a private limited company incorporated under the laws of Jersey and a wholly owned subsidiary of Midco (“Parent”).
WHEREAS, the Stockholder beneficially owns in the aggregate 31,867,800 ordinary shares, par value $1.50 per share, of the Company (“Company Common Stock”) (such shares of Company Common Stock, together with any shares of Company Common Stock acquired by the Stockholder after the date hereof being collectively referred to herein as the “Shares”);
WHEREAS, concurrently herewith the Company is entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended or modified from time to time, the “Merger Agreement”) with Parent, and Jupiter Merger Sub Limited, a private limited company incorporated in Jersey (“Merger Sub”);
WHEREAS, the Stockholder has agreed to enter into this Agreement in order to induce the Company to enter into the Merger Agreement and to induce the Company to consummate the transactions contemplated by the Merger Agreement;
WHEREAS, pursuant to and subject to the terms and conditions set forth herein, in connection with the Closing, the Stockholder will contribute and transfer the beneficial title to, and will procure the contribution and transfer of legal title to, an aggregate number of Shares equal to a minimum of 24,750,000 (the “Rollover Minimum” and such Shares, as adjusted pursuant to Section 6.4, the “Rollover Shares”), which Rollover Shares otherwise would be converted into the right to receive $1,212,750,000 in cash (the aggregate amount of $49.00 per Share in cash that would have been payable in respect of the Rollover Shares but for their classification as Excluded Shares as a result of the transactions contemplated hereby, the “Rollover Amount”), to Topco on the Closing Date and immediately prior to the Effective Time (the “Exchange Time”), in exchange for a number of newly issued Class A-2 equity interests of Topco with an aggregate value equal to the Rollover Amount (the “Exchange Shares”);
WHEREAS, it is intended that for U.S. federal (and applicable state and local) Tax purposes, the contribution of the Rollover Shares to Topco (which will be treated as a foreign eligible entity electing to be classified as a partnership for U.S. federal income Tax purposes as of the Effective Time) in exchange for the Exchange Shares, in conjunction with the contributions of cash in exchange for newly issued equity interests of Topco from the Equity Commitments and Preferred Equity Commitment in exchange for Class A-1 equity interests in Topco (with such Class A-1 equity interests having the same voting and economic rights as Class A-2 equity interests) (the “Topco Cash Contribution”), shall be treated for U.S. federal, and applicable state and local, income Tax purposes as an exchange of property for partnership interests under Section 721(a) of the Code;
WHEREAS, immediately following the contribution of the Rollover Shares to Topco, Topco will contribute the cash it received from the Topco Cash Contribution to Midco in exchange for equity interests in Midco and Topco will contribute the Rollover Shares to Midco in exchange for equity interests in Midco (such equity interests, together, the “Midco Shares”) (such contribution, the “Midco Contribution”);
WHEREAS, it is intended that for U.S. federal (and applicable state and local) Tax purposes, the Midco Contribution shall be treated for U.S. federal, and applicable state and local, income Tax purposes as an exchange of property for stock under Section 351(a) of the Code;

WHEREAS, immediately following the Midco Contribution, Midco will contribute the Rollover Shares and the cash it received in the Midco Contribution to Parent in exchange for equity interests in Parent (the “Parent Shares”) (such contribution, the “Parent Contribution”); and
WHEREAS, it is intended that for U.S. federal (and applicable state and local) Tax purposes, the Parent Contribution shall be treated for U.S. federal, and applicable state and local, income Tax purposes as an exchange of property for stock under Section 351(a) of the Code;
NOW, THEREFORE, in consideration of the Company’s entering into the Merger Agreement and of the mutual covenants and agreements contained herein and other good and valuable consideration, the adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
SECTION 1.   Defined Terms.   Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Merger Agreement.
SECTION 2.   Representations and Warranties of Stockholder.   The Stockholder hereby represents and warrants to the Company as follows:
2.1.   Title to the Shares.   The Stockholder is the beneficial owner of the number of shares of Company Common Stock set forth opposite the name of the Stockholder on Schedule A hereto, which as of the date hereof constitutes all of the shares of Company Common Stock, or any other securities convertible into or exercisable for any shares of Company Common Stock (all collectively being “Company Securities”), owned beneficially by the Stockholder. The Stockholder does not have any rights of any nature to acquire any additional Company Securities. The Stockholder owns the beneficial title to all of such shares of Company Common Stock free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, limitations on voting rights, voting trusts or other agreements, arrangements or restrictions with respect to voting, and has not appointed or granted any proxy or power of attorney, which appointment or grant is still effective, with respect to any of such beneficial title to the shares of Company Common Stock owned by it, other than any restrictions created by this Agreement, under applicable federal or state securities laws or pursuant to any written policies of the Company (with respect to the trading of securities in connection with insider trading restrictions, applicable securities laws and similar considerations); provided that the Stockholder may be deemed to share voting power and the power of disposition over its Company Securities with Trian Fund Management, L.P., Trian Fund Management GP, LLC, Nelson Peltz and/or Peter W. May.
2.2.   Organization.   The Stockholder (only if the Stockholder is not a natural person) is duly organized, validly existing, and in good standing or similar concept under the laws of the jurisdiction of its organization.
2.3.   Authority Relative to this Agreement.   The Stockholder has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Stockholder. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, (i) except as may be limited by bankruptcy, insolvency, moratorium, fraudulent transfer, reorganization or other similar laws affecting or relating to the rights of creditors generally, and (ii) subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law) (the “Enforceability Exceptions”).
2.4.   No Conflict.   Except for any filings as may be required by applicable federal securities laws or as would not impact the Stockholder’s ability to perform or comply with its obligations under this Agreement in any material respect, the execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder will not, (a) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity by the Stockholder except as contemplated by the Merger Agreement; (b) conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the organizational documents of the Stockholder (only if the Stockholder is not a natural person) or any other agreement to which the Stockholder is a party, including any voting agreement, stockholders agreement, voting trust, trust agreement, pledge agreement, security interest agreement, loan or credit agreement, note, bond, mortgage, indenture lease or other agreement, instrument, permit, concession, franchise or license; or (c) conflict with or violate any judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder or to the Stockholder’s property or assets.
2.5.   No Litigation.   To the knowledge of the Stockholder, as of the date hereof, there is no Proceeding pending against, or threatened in writing against the Stockholder that would prevent the performance by the Stockholder of its obligations under this Agreement or to consummate the transactions contemplated hereby or by the Merger Agreement, including the Merger, on a timely basis.
2.6.   No Inconsistent Agreements.   The Stockholder hereby represents and agrees that, except for this Agreement, the Stockholder (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Shares owned legally and/or beneficially by the Stockholder, and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Shares owned legally and/or beneficially by the Stockholder, with any such proxy, consent or power of attorney purported to be granted by the Stockholder being void from the outset.
SECTION 3.   Covenants of the Stockholder.
3.1.   Restriction on Transfer.   Absent the prior written consent of the Company, the Stockholder hereby agrees that, from the date hereof until the termination of this Agreement, the Stockholder shall not sell, transfer, tender, assign, hypothecate, secure or otherwise dispose of, grant any proxy to, deposit any Shares into a voting trust, enter into a voting trust agreement, create or permit to exist any additional security interest, lien, claim, pledge, option, right of first refusal, limitation on voting rights, charge or other encumbrance of any nature with respect to the Shares, or enter into any contract, option or other arrangement or understanding with respect to any transfer of, any of the Shares, other than (a) any liens, charges or other encumbrances that do not impede the Stockholder’s ability to perform or comply with its voting obligations under Section 4.1 of this Agreement or (b) any transfer to an Affiliate of the Stockholder, but only if, in each case, prior to the effectiveness of such transfer, the transferee agrees in writing to be bound by the applicable terms hereof (unless such transferee is a Stockholder) and notice of such transfer is delivered to the Company pursuant to Section 11.10 hereof; provided, that, following the receipt of the Required Company Vote, the Stockholder shall be permitted to transfer an amount of Shares equal to the difference between (i) the Shares less (ii) the Rollover Minimum, without any restriction hereunder. Any transfer in violation of this Section 3.1 shall be null and void. For the avoidance of doubt, the fact that a Stockholder’s Shares may be subject to rehypothecation by a prime broker for the Stockholder in connection with the extension of margin credit by such prime broker to the Stockholder, shall not be a violation of this Section 3.1 so long as the Stockholder is entitled to vote any such rehypothecated Shares at the Company Stockholders Meeting (including by having such rehypothecated Shares returned to the Stockholder prior to the record date for the determination of stockholders of the Company who will be entitled to notice of and voting rights at, the Company Stockholders Meeting (the “Record Date”)).
3.2.   Additional Shares.   Prior to the termination of this Agreement, the Stockholder will, upon receipt of written inquiry from the Company, promptly notify the Company of the number of any new shares of Company Common Stock, or any other Company Securities acquired directly or beneficially by the Stockholder, if any, after the date of this Agreement. Any such shares shall become “Shares” within the meaning of this Agreement.
3.3.   Capacity.   The Stockholder is signing this Agreement solely in its capacity as a stockholder of the Company and nothing contained herein shall in any way limit or affect Josh Frank, Brian Baldwin or any other director of the Company who may be affiliated or associated with any Stockholder or any of its Affiliates from exercising his fiduciary duties as a director of the Company or from otherwise taking any action or inaction in his capacity as a director of the Company, and no such exercise of fiduciary duties or action or inaction taken in such capacity as a director shall be deemed to constitute a breach of this Agreement. Nothing in this Section 3.3(b) is intended to limit the obligations and agreements of the Company under the Merger Agreement.
3.4.   Disclosure.   The Stockholder hereby consents to and authorizes the publication and disclosure by the Company and its affiliates of its identity and holding of the Stockholder’s Shares, and the nature of its commitments and obligations under this Agreement (including the public disclosure of this Agreement) in any announcement or disclosure required by the SEC or other Governmental Entity, or any other disclosure document in connection with the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement, in each case to the extent the Company reasonably determines that such information is required to be disclosed by Applicable Law (or in the case of the press release announcing the transactions contemplated by the Merger Agreement, to the extent the information contained therein is consistent with other disclosures being made by Parent, the Company or the Stockholder); provided that the Company shall give the Stockholder and its legal counsel a reasonable opportunity to review and comment on such announcements or disclosures prior to being made public, other than where such disclosure is consistent with any disclosure previously made in accordance with the terms of this Agreement.
3.5.   No Obligation to Exercise Rights or Options.   Nothing contained in this Section 3 shall require the Stockholder (or shall entitle any proxy of the Stockholder) to (i) convert, exercise or exchange any, options, warrants or convertible securities in order to obtain any underlying shares or (ii) vote, or execute any consent with respect to, any shares underlying such options, warrants or convertible securities that have not yet been issued as of the applicable record date for that vote or consent.
SECTION 4.   Voting Agreement.
4.1.   Voting Agreement.   The Stockholder hereby agrees that, from and after the date hereof until the termination of this Agreement, unless there has been a Company Change in Recommendation in accordance with clause (x) of the second sentence of Section 7.6(c) of the Merger Agreement, at any meeting of the stockholders of the Company, however called, in any action by written consent of the stockholders of the Company, or in any other circumstances upon which the Stockholder’s vote, consent or other approval is sought, the Stockholder shall (or cause the holder of legal title to the Shares on the Record Date to) if a meeting is held (including any adjournment or postponement thereof), appear at the Company Stockholders Meeting, in person or by proxy, or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum, and shall vote (or cause the legal holder on the Record Date to vote) the Shares owned legally and/or beneficially as of the Record Date by the Stockholder as follows:
(a)   in favor of the approval and adoption of the Merger Agreement (including the Merger);
(b)   against any action or agreement that has or would be reasonably likely to result in a material breach of any representation, warranty, covenant or agreement of the Company under the Merger Agreement;
(c)   against any Company Acquisition Proposal, without regard to the terms of such Company Acquisition Proposal, or any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Merger and the other transactions contemplated by the Merger Agreement;
(d)   against any amendments to the Company Organizational Documents if such amendment would reasonably be expected to prevent or materially delay the consummation of the Closing;
(e)   against any other action or agreement that is intended, or could reasonably be expected, to materially impede, materially interfere with, materially delay, or postpone the Merger or the transactions contemplated by the Merger Agreement; and
(f)   in favor of any proposal to adjourn or postpone any meeting of stockholders of the Company at which the matters described in the preceding clause (a) are submitted for the consideration and vote of the stockholders of the Company to a later date if there are not sufficient votes for approval of such matters on the date on which the meeting is held.

4.2.   Grant of Proxy.
(a)   From and after the date hereof until the termination of this Agreement, subject to Section 3.5 above, the Stockholder hereby irrevocably grants to and appoints or, where required undertakes to procure the grant of and appointment by any legal holder of Shares, the Company and each of its designees (the “Authorized Parties” and each an “Authorized Party”), and each of them individually as the Stockholder’s proxy and attorney-in-fact (with full power of substitution) for and in the name, place and stead of the Stockholder, to vote the Shares or execute one or more written consents or approvals in respect of the Shares as indicated in Section 4.1 above; provided that the Stockholder’s grant of the proxy contemplated by this Section 4.2 shall be effective if, and only if, the Stockholder has not delivered to the Company prior to the meeting at which any of the matters described in Section 4.1 above are to be considered, a duly executed irrevocable proxy card directing that the Shares of the Stockholder be voted as indicated in Section 4.1 above; provided, further, that any grant of such proxy shall only entitle the Company and the Authorized Parties to vote on the matters specified in Section 4.1 above and the Stockholder shall retain the authority to vote on all other matters.
(b)   The Stockholder hereby ratifies and confirms that the irrevocable proxy set forth in this Section 4.2, if it becomes effective, is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of the Stockholder’s duties in accordance with this Agreement. The Stockholder hereby further ratifies and confirms that the irrevocable proxy granted hereby, if it becomes effective, is coupled with an interest and may under no circumstances be revoked, except as otherwise provided in this Agreement. Such irrevocable proxy shall be valid until termination of this Agreement at which time it will terminate automatically.
4.3.   Other Voting.   Except as explicitly set forth in Section 4.1 above, nothing in this Agreement shall limit the right of the Stockholder to vote in its sole discretion (including by proxy or written consent, if applicable) in favor of, against or abstain with respect to any matters presented to the Company’s stockholders.
4.4.   No Limitation.   Nothing in this Agreement shall be deemed to govern, restrict or relate to any actions, omissions to act, or votes taken or not taken by any designee, representative, officer or employee of a Stockholder or any of its Affiliates serving on the Company’s Board of Directors in such person’s capacity as a director of the Company, and no such action taken by such person in his capacity as a director of the Company shall be deemed to violate any of the Stockholder’s duties under this Agreement.
SECTION 5.   Representations and Warranties of the Company.   The Company hereby represents and warrants to the Stockholder as follows:
5.1.   Organization.   The Company is duly incorporated, validly existing, and in good standing under the laws of Jersey.
5.2.   Authority Relative to this Agreement.   The Company has the corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Stockholder, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by and subject to the Enforceability Exceptions.
5.3.   No Conflict.   The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, (a) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity by the Company, except as contemplated by the Merger Agreement or for filings under the Companies Law or with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement; (b) conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the Company Organizational Documents or any other agreement to which the Company is a party; or (c) conflict with or violate any judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Company or to the Company’s property or assets.
SECTION 6.   Rollover Transaction.
6.1.   Contribution and Exchange.   On the terms and subject to the conditions set forth herein, and subject to Section 6.4, Section 6.5, Section 6.6 and Section 6.7, the Stockholder agrees and covenants to Topco and the Company that it will, at the Exchange Time, contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Topco (or its designee) all of the Rollover Shares, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Shares), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws, in exchange for the issuance by Topco to the Stockholder of, at the Exchange Time, the Exchange Shares (the “Exchange”), provided, that nothing herein shall affect the Stockholder’s right to receive in the Merger $49.00 per Share for any Shares that are not Rollover Shares. The Stockholder acknowledges and agrees that, from and after the Exchange, except as set forth in this Section 6, the Stockholder shall have no right, title or interest in or to the Rollover Shares, other than the right to receive the Exchange Shares. Except as expressly provided in this Section 6 with respect to the Rollover Shares, nothing contained in this Agreement shall be deemed to vest in Topco any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder until the consummation of the Exchange.
6.2.   Midco Contribution.   On the terms and subject to the conditions set forth herein, and subject to Section 6.4, Section 6.5, Section 6.6 and Section 6.7, Topco agrees and covenants to Midco and the Company that, immediately following the Exchange, in exchange for the issuance by Midco to Topco of the Midco Shares, Topco will contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Midco (or its designee) (i) all of the Rollover Shares, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Shares), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws, and (ii) the cash Topco received pursuant to the Topco Cash Contribution. Topco acknowledges and agrees that, from and after the Exchange, except as set forth in this Agreement, Topco shall have no right, title or interest in or to the Rollover Shares, other than the right to receive the Midco Shares. Except as expressly provided in this Section 6 with respect to the Rollover Shares, nothing contained in this Agreement shall be deemed to vest in Midco any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder until the consummation of the Exchange.
6.3.   Parent Contribution.   On the terms and subject to the conditions set forth herein, and subject to Section 6.4, Section 6.5, Section 6.6 and Section 6.7, Midco agrees and covenants to Parent and the Company that, immediately following the Exchange, in exchange for the issuance by Parent to Midco of the Parent Shares, Midco will contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Midco (or its designee) (i) all of the Rollover Shares, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Shares), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws, and (ii) the cash Midco received pursuant to the Midco Contribution. Midco acknowledges and agrees that, from and after the Exchange and Midco Contribution, except as set forth in this Agreement, Midco shall have no right, title or interest in or to the Rollover Shares, other than the right to receive the Parent Shares. Except as expressly provided in this Section 6 with respect to the Rollover Shares, nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder until the consummation of the Exchange.

6.4.   Adjustment.   Following the date hereof, the Stockholder shall be permitted to increase the number of Shares contributed and transferred to Topco in accordance with Section 6.1 and the Rollover Amount, the Exchange Shares, the Midco Shares and the Parent Shares shall be increased to account for the contribution and exchange of such additional Shares, provided, that (i) for the avoidance of doubt, that the Stockholder, prior to the Exchange Time, shall retain an amount of Shares at least equal to the Rollover Minimum at all times prior to the Exchange Time and (ii) if Parent fully and timely consummates the transactions contemplated by the Merger Agreement (including, for the avoidance of doubt, payment in full of the Financing Amounts at the Closing) using additional equity financing, Stockholder may correspondingly decrease the number of Shares contributed and transferred to Topco in accordance with Section 6.1 and the Rollover Amount, the Exchange Shares, the Midco Shares and the Parent Shares shall be decreased to account for any such change.
6.5.   Conditions to Exchange.   The obligation of the Stockholder to consummate the Exchange at the Exchange Time is subject to the satisfaction (or waiver by the Stockholder in writing) of the following conditions: (a) the satisfaction or waiver of the conditions precedent to the obligations of Parent and Merger Sub to effect the Closing set forth in Sections 8.1 and 8.2 of the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to such conditions being able to be satisfied (or waived)); (b) the prior or substantially concurrent funding of the Equity Financing, Preferred Equity Financing and the Debt Financing (or any Alternative Financing), or such Equity Financing, Preferred Equity Financing or Debt Financing (or any Alternative Financing) will be funded if the other Financing (or any Alternative Financing) is funded and the Exchange and contributions contemplated by Section 6.1, Section 6.2 and Section 6.3 are consummated; and (c) the substantially concurrent consummation of the Closing on the terms and subject to the conditions of the Merger Agreement.
6.6.   Failure to Consummate the Merger.   Subject to, and without limitation of, Section 11.15, in the event that after the Exchange the Merger fails to be consummated for any reason whatsoever and the Merger Agreement is terminated in accordance with its terms, the parties hereto agree that, concurrently with such termination of the Merger Agreement, automatically and without any further action of the parties hereto, (i) Parent shall assign, transfer, convey and deliver to Midco the Rollover Shares and Midco shall assign, transfer, convey and deliver to Parent the Parent Shares issued to Midco, (ii) Midco shall assign, transfer, convey and deliver to Topco the Rollover Shares and Topco shall assign, transfer, convey and deliver to Midco the Midco Shares, and (iii) Topco shall assign, transfer, convey and deliver to the Stockholder the Rollover Shares and the Stockholder shall assign, transfer, convey and deliver to Topco the Exchange Shares issued to the Stockholder. In such event, each party hereto shall, as promptly as practicable, provide all such cooperation as the other parties hereto may reasonably request in order to ensure that such assignments, transfers, conveyances and deliveries have occurred and been made effective.
6.7.   Tax Treatment and Structure.   The parties hereto intend that, for U.S. federal (and applicable state and local) income Tax purposes, the Exchange and the Topco Cash Contribution be treated as an exchange described in Section 721(a) of the Code and the Midco Contribution and Parent Contribution each be treated as an exchange described in Section 351(a) of the Code (the “Intended Tax Treatment”). Each party hereto other than the Company (and, following the Closing, the Company) shall prepare and file (and shall cooperate in the preparation and filing of, as reasonably requested) all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required by a “determination” within the meaning of Section 1313(a) of the Code. The Stockholder shall have the right, in its sole discretion, to designate in writing to Topco, Midco and Parent at any time prior to the Exchange Time, specific Shares held by the Stockholder that are intended to be treated as Rollover Shares.
6.8.   Representations and Warranties of Topco, Midco and Parent.   Each of Topco, Midco and Parent represent and warrant to the Stockholder as follows: (i) except as otherwise consented to in writing by the Stockholder, at and immediately after the Exchange Time, (x) the Exchange Shares issued pursuant to Section 6.1, (y) the equity interests of Topco to be issued in exchange for the Topco Cash Contribution shall be all of the equity interests of Topco outstanding at and immediately after the

Exchange Time and (z) there shall be no (A) options, warrants, or other rights to acquire share capital of Topco, Midco or Parent, (B) no outstanding securities exchangeable for or convertible into share capital of Topco, Midco or Parent and (C) no outstanding rights to acquire or obligations to issue any such options, warrants, rights or securities; (ii) Merger Sub and the Debt Merger Sub are each directly wholly owned by Parent; (iii) Midco is wholly owned by Topco; (iv) Parent is wholly owned by Midco; (v) at the Exchange Time, the Exchange Shares to be issued under this Agreement shall have been duly and validly authorized and when issued and delivered in accordance with the terms hereof, will be validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions arising under applicable securities laws or the organizational documents of Topco; (vi) at the Exchange Time, the Parent Shares to be issued under this Agreement shall have been duly and validly authorized and when issued and delivered in accordance with the terms hereof, will be validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions arising under applicable securities laws or the organizational documents of Parent; and (vii) none of Topco, Midco, Parent, the Merger Sub or the Debt Merger Sub has engaged in any business activities or has incurred any liabilities or obligations other than with respect to their formation, their capitalization (including with respect to the potential incurrence of debt financing) or as contemplated by the Equity Commitment Letters, the Preferred Equity Commitment Letter, the Limited Guarantees, the Debt Commitment Letter, this Agreement, the Merger Agreement and the other documents and transactions contemplated thereby.
SECTION 7.   Stop Transfer Order.   The Stockholder shall and does authorize the Company to notify the Company’s transfer agent that there is a stop transfer order with respect to the Shares (and that this Agreement places limits on the voting and transfer of the Shares); provided that if the Company gives such notification, it shall on the earlier of (x) the termination of this Agreement and (y) the date on which the Required Company Vote at the Company Stockholders Meeting is obtained further notify the Company’s transfer agent that the stop transfer order (and all other restrictions) have terminated as of such date.
SECTION 8.   Certain Events.   In the event of any stock split, stock dividend, merger, amalgamation, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Common Stock or other voting securities of the Company, the number of Shares shall be deemed adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Company Common Stock or other Company Securities issued to or acquired by the Stockholder.
SECTION 9.   Termination.   Notwithstanding anything to the contrary contained herein, the term of this Agreement and the obligations of the parties hereto shall commence on the date hereof and shall terminate upon the earliest of (i) the mutual written agreement of the Company, Parent and the Stockholder, (ii) the Effective Time, and (iii) the termination of the Merger Agreement in accordance with its terms. Notwithstanding the preceding sentence, Section 11 below shall survive any termination of this Agreement.
SECTION 10.   Non-Survival of Representations, Warranties and Covenants.   Other than Section 11.1, which shall survive the Effective Time in accordance with its terms, the representations and warranties and covenants contained herein shall not survive the Effective Time.
SECTION 11.   Miscellaneous.
11.1.   Expenses.   All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses. For the avoidance of doubt, in no event shall the Company be responsible for any transfer Taxes arising as a result of or in connection with the transactions contemplated by this Agreement.
11.2.   Specific Performance.   The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed, or were threatened to be not performed, in accordance with their specific terms or were otherwise breached, and that money damages would not be an adequate remedy, even if available. It is accordingly agreed that, in addition to any other remedy that may be available to it, each of the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware).

In the event any party seeks any remedy referred to in this Section 11.3, such party shall not be required to prove damages or obtain, furnish, provide or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 11.3 and each party waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing, providing or posting of any such bond or similar instrument.
11.3.   No Ownership Interest.   Except as specifically provided herein, (a) all rights, ownership and economic benefits of and relating to a Stockholder’s Shares shall remain vested in and belong to the Stockholder and (b) the Company shall have no authority to exercise any power or authority to direct or control the voting or disposition of any Shares or direct the Stockholder in the performance of its duties or responsibilities as a stockholder of the Company. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other person for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable law or regulation.
11.4.   Entire Agreement.   This Agreement, the Merger Agreement, the Equity Commitment Letters, and the Guarantees and the Confidentiality Agreements constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among such parties with respect to the subject matter hereof.
11.5.   Assignment.   Except as contemplated by Section 3.1 above, without the prior written consent of the other party to this Agreement, no party may assign any rights or delegate any obligations under this Agreement. Any such purported assignment or delegation made without prior consent of the other party hereto shall be null and void.
11.6.   No Third Party Beneficiaries.   Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
11.7.   Amendments; Waivers.   Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (i) in the case of an amendment, by the Company, the Stockholder and Topco, and (ii) in the case of a waiver, by the party (or parties) against whom the waiver is to be effective; provided that, without the prior written consent of the Company, no provision of this Agreement may be waived if such waiver would adversely affect the rights of the Company, Topco, Midco or Parent hereunder. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
11.8.   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.
11.9.   Notices.
(a)   All notices, requests, demands and other communications (hereinafter collectively referred to as “correspondence”) under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given; (ii) on the date sent by E-mail (unless a delivery failure message is received); or (iii) on the day after delivery to Federal Express or similar internationally recognized overnight courier service and properly addressed, to the party.

(b)   All correspondence to the Company shall be addressed as follows:
Janus Henderson Group Plc
151 Detroit St
Denver, Colorado 80206
Attention:
Michelle Rosenberg

Email:
[***]

with a copy to (which shall not constitute notice):
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:
Jacob A. Kling
Matthew T. Carpenter

E-Mail:
JAKling@wlrk.com
MTCarpenter@wlrk.com

and
Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attention:
Peter D. Serating
Patrick J. Lewis

E-Mail:
Peter.Serating@skadden.com
Patrick.Lewis@skadden.com

(c)   All correspondence to the Stockholder shall be addressed as follows:
c/o Trian Fund Management, L.P.
280 Park Avenue
41st Floor
New York, NY 10017
E-Mail:
[***], [***]

Attention:
Brian L. Schorr
Daniel R. Marx

with a copy to (which shall not constitute notice):
Debevoise & Plimpton LLP
66 Hudson Boulevard
New York, NY 10001
E-Mail:
wdregner@debevoise.com
efhuang@debevoise.com

Attention:
William D. Regner
Emily Huang

(d)   All correspondence to the Topco, Midco or Parent shall be addressed as follows:
c/o Trian Fund Management, L.P.
280 Park Avenue
41st Floor
New York, NY 10017
E-Mail:
[***]
[***]

Attention:
Brian L. Schorr
Daniel R. Marx

with a copy to (which shall not constitute notice):
Debevoise & Plimpton LLP
66 Hudson Boulevard
New York, NY 10001
E-Mail:
wdregner@debevoise.com
efhuang@debevoise.com

Attention:
William D. Regner
Emily Huang

with a copy to (which shall not constitute notice):
General Catalyst Group Management, LLC
20 University Road, Fourth Floor
Cambridge, MA 02138
Attn:
Christopher McCain

E-mail:
[***]

and
Kirkland & Ellis LLP
200 Clarendon Street, 46th Floor
Boston, MA 02116
Attn:
Christian A. Atwood, P.C.
Marshall P. Shaffer, P.C.

E-mail:
christian.atwood@kirkland.com
marshall.shaffer@kirkland.com

(e)   Any Person may change the address to which correspondence to it is to be addressed by notification as provided for herein.
11.10.   Governing Law.   This Agreement and any controversies arising with respect hereto shall be construed in accordance with and governed by the laws of the State of Delaware (other than with respect to issues that are required to be governed by the laws of Jersey).
11.11.   Exclusive Jurisdiction.   Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Agreement or the transactions contemplated by this Agreement shall be brought against any of the parties exclusively in the Delaware Court of Chancery, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the U.S. District Court for the District of Delaware, and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or outside the State of Delaware. Without limiting the generality of the foregoing, each party hereto agrees that service of process upon such party at the address referred to in Section 11.10 together with written notice of such service to such party, shall be deemed effective service of process upon such party. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PERFORMANCE THEREOF. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVER VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.12.

11.12.   No Partnership, Agency, or Joint Venture.   This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.
11.13.   Headings.   The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
11.14.   Counterparts.   This Agreement may be executed and delivered (including by emailed PDFs) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
11.15.   Companies Law Matters.   The parties hereto agree that if Parent and the Company mutually agree that the transactions contemplated by the Merger Agreement be effected pursuant to a Scheme of Arrangement pursuant to Section 7.13(b) of the Merger Agreement, then, upon such agreement, the parties hereto will cooperate and act in good faith and use reasonable best efforts to ensure the application of the rights, commitments and obligations set forth herein to the implementation of the Scheme of Arrangement, including entering into appropriate amendments to this Agreement or a similar agreement to this Agreement to give effect to the foregoing and preserving the terms of this Agreement as closely as possible. In furtherance of and not in limitation of the foregoing, the parties agree that, in the event that the transactions contemplated by the Merger Agreement are to be effected pursuant to a Scheme of Arrangement pursuant to Section 7.13(b) of the Merger Agreement, (i) this Agreement shall remain in full force and effect, (ii) all references to the Company Stockholders Meeting herein shall be deemed to mean such meeting(s) of the shareholders of the Company as the Court may direct in relation to the Scheme of Arrangement and (iii) all references to the Merger herein shall be deemed to mean the Scheme of Arrangement.
[Rest of page intentionally blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first written above.
JANUS HENDERSON GROUP PLC
By:
/s/ Ali Dibadj

Name: Ali Dibadj
Title:  Chief Executive Officer
[Signature Page to the Voting and Rollover Agreement]

TRIAN PARTNERS AM HOLDCO II, LTD.
By:
/s/ Peter W. May

Name: Peter W. May
Title:  Director
[Signature Page to the Voting and Rollover Agreement]

JUPITER TOPCO LLC
By:
/s/ Peter W. May

Name: Peter W. May
Title:  Authorized Signatory
[Signature Page to the Voting and Rollover Agreement]

JUPITER ACQUISITION LIMITED
By:
/s/ Peter W. May

Name: Peter W. May
Title:  Authorized Signatory
[Signature Page to the Voting and Rollover Agreement]

JUPITER COMPANY LIMITED
By:
/s/ Peter W. May

Name: Peter W. May
Title:  Authorized Signatory
[Signature Page to the Voting and Rollover Agreement]

Schedule A
Name of Stockholder	Number and Class of Shares Owned
Trian Partners AM Holdco II, Ltd., a Cayman Islands exempted limited company	31,867,800 shares of Company Common Stock

Annex C
200 West Street | New York, NY 10282-2198
Tel: 212-902-1000 | Fax: 212-902-3000
PERSONAL AND CONFIDENTIAL
December 21, 2025
Special Committee of the Board of Directors
Janus Henderson Group plc
201 Bishopsgate
London EC2M 3AE
United Kingdom
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the holders (other than Jupiter Company Limited (“Parent”), Trian Partners AM Holdco II, Ltd. and their respective affiliates) of the outstanding shares of common stock, par value $1.50 per share (the “Shares”), of Janus Henderson Group plc (the “Company”) of the $49.00 in cash per Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of December 21, 2025 (the “Agreement”), by and among Parent, Jupiter Merger Sub Limited, a wholly owned subsidiary of Parent, and the Company.
Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Parent, any of their respective affiliates and third parties, including Trian Fund Management, L.P., a significant shareholder of the Company and an affiliate of Parent (“Trian Fund”), General Catalyst Group Management, LLC, an affiliate of Parent (“General Catalyst”), Qatar Investment Authority, an affiliate of Parent (“QIA”), Massachusetts Mutual Life Insurance Company, an affiliate of Parent (“MassMutual”), and any of their respective affiliates and, as applicable, portfolio companies, including the State of Qatar, the parent of QIA, and/or its agencies and instrumentalities or any currency or commodity that may be involved in the transactions contemplated by the Agreement (the “Transaction”). Goldman Sachs Investment Banking has an existing lending relationship with General Catalyst, QIA, MassMutual or their respective majority owned subsidiaries (excluding, if applicable, portfolio companies) or funds. We have acted as financial advisor to the Special Committee of the Board of Directors of the Company (the “Special Committee”) in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, all of which are contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. Goldman Sachs & Co. LLC and/or its affiliates have provided certain financial advisory and/or underwriting services to General Catalyst and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as agent in connection with the private placement of senior unsecured bonds by Stripe Inc., an affiliate of General Catalyst, in September 2025. Goldman Sachs & Co. LLC and/or its affiliates also have provided certain financial advisory and/or underwriting services to QIA and/or its affiliates and portfolio companies from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as book runner in connection with the repricing of a term loan and revolver of Oryx Midstream Services LLC, an affiliate of QIA, in January 2024; as financial advisor to Gigamon, an affiliate of QIA, in connection with its sale of a minority stake in February 2024; as book runner in connection with the potential sale of shares of London Stock Exchange Group Plc, an affiliate of QIA, in May 2024; as book runner in connection with a risk bid in J Sainsbury plc by QIA in October 2024; as financial advisor to QIA in connection with its acquisition of a stake in Qatar District Cooling Company Q.C.S.C. in November 2024; as book runner in connection with the repricing of a term loan and revolver of Oryx Midstream Services LLC, an affiliate of QIA, in January 2025; and as financial advisor to QIA in connection with its acquisition of a stake in Sauber Motorsport AG in July 2025. Goldman Sachs & Co. LLC and/or its affiliates also have provided certain financial advisory and/or underwriting services to MassMutual and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as book runner in connection with the issuance of investment grade bonds by MassMutual in January 2024; as book runner in connection with the issuance of investment grade bonds by MassMutual in May 2024; as book runner in connection with the issuance of investment grade bonds by MassMutual in September 2024; and as financial advisor to MassMutual in connection with its sale of a minority stake in Barings LLC in November 2025. Goldman Sachs & Co. LLC and/or its affiliates may also in the future provide financial advisory and/or underwriting services to the Company, Parent, Trian Fund, General Catalyst, QIA, MassMutual, the State of Qatar and/or its agencies and instrumentalities and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Funds managed by affiliates of Goldman Sachs Investment Banking also are co-invested with General Catalyst, QIA and/or their respective affiliates and have invested in equity interests of funds managed by affiliates of General Catalyst and MassMutual. Such funds managed by affiliates of Goldman Sachs Investment Banking may co-invest with, and invest in equity interests of, Trian Fund, General Catalyst, QIA, MassMutual and/or their respective affiliates or funds managed thereby in the future.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to shareholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 2024; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its shareholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Special Committee (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the asset management industry and in other industries; and performed such other studies and analyses, and considered such other factors, including Section 5.1(a)(iv) of the Agreement, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Parent, Trian Partners AM Holdco II, Ltd. and their respective affiliates) of Shares, as of the date hereof, of the $49.00 in cash per Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement, the Voting and Rollover Agreement (as defined in the Agreement) or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or the Voting and Rollover Agreement or entered into or amended in connection with the Transaction, including, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $49.00 in cash per Share to be paid to the holders (other than Parent, Trian Partners AM Holdco II, Ltd. and their respective affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Parent or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Special Committee and, with respect to the opinion, the Board of Directors of the Company in connection with their consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $49.00 in cash per Share to be paid to the holders (other than Parent, Trian Partners AM Holdco II, Ltd. and their respective affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.
Very truly yours,

(GOLDMAN SACHS & CO. LLC)

Annex D
JANUS HENDERSON GROUP PLC
COMPANY NUMBER: 101484
(the “Company”)

DIRECTORS’ CERTIFICATE OF SOLVENCY PURSUANT TO ARTICLE 127E(5) OF THE COMPANIES (JERSEY) LAW 1991, AS AMENDED (THE “LAW”)

Pursuant to Part 18B of the Law, the board of directors of the Company have approved the merger of the Company with Jupiter Merger Sub Limited, a company incorporated in Jersey with company number 163377 (the “Merger”).
We, being all the directors of the Company who authorised the Merger HEREBY STATE AND CERTIFY for the purposes of Article 127E(5) of the Law, having made full inquiry into the affairs of the Company, have formed the opinion and are satisfied on reasonable grounds, that the Company is and will remain until the Merger is completed, able to discharge its liabilities as they fall due.
In support of giving the statement above we have considered and had regard to the (i) Company’s Consolidated Balance Sheets as of December 31, 2024 and 2023, Company’s Consolidated Statements of Comprehensive Income for the Years Ended December 31, 2024, 2023 and 2022, Company’s Consolidated Statements of Cash Flows for the Years Ended December 31, 2024, 2023 and 2022 and Company’s Consolidated Statements of Changes in Equity for the Years Ended December 31, 2024, 2023 and 2022, in each case, attached to the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission on February 27, 2025, (ii) Company’s Condensed Consolidated Balance Sheets, Company’s Condensed Consolidated Statements of Comprehensive Income, Company’s Condensed Consolidated Statements of Cash Flows and Company’s Condensed Consolidated Statements of Changes in Equity, in each case, attached to the Company’s Form 10-Q filed with the U.S. Securities and Exchange Commission on October 30, 2025 and (iii) the most recent projections from management made available to us.
This statement may be signed in counterpart.
[Signature page follows]

D-1

DocuSigned by: /s/ John Cassaday	DocuSigned by: /s/ Alison Quirk
John Cassaday	Alison Quirk
Director	Director
Date: 12/22/2025	Date: 12/22/2025
Signed by: /s/ Leslie F. Seidman	DocuSigned by: /s/ Kalpana Desai
Leslie F. Seidman	Kalpana Desai
Director	Director
Date: 12/22/2025	Date: 12/22/2025
Signed by: /s/ Eugene Flood Jr.	DocuSigned by: /s/ Angela Seymour-Jackson
Eugene Flood Jr.	Angela Seymour-Jackson
Director	Director
Date: 12/30/2025	Date: 12/22/2025
DocuSigned by: /s/ Kevin Dolan	DocuSigned by: /s/ Anne Sheehan
Kevin Dolan	Anne Sheehan
Director	Director
Date: 12/22/2025	Date: 12/22/2025
[Signature Page to 127E(5) Certificate]

D-2

Annex E
JANUS HENDERSON GROUP PLC
COMPANY NUMBER: 101484
(the “Company”)

DIRECTORS’ CERTIFICATE OF SOLVENCY PURSUANT TO ARTICLE 127E(6) OF THE COMPANIES (JERSEY) LAW 1991, AS AMENDED (THE “LAW”)

Pursuant to Part 18B of the Law, the board of directors of the Company have approved the merger of the Company with Jupiter Merger Sub Limited, a limited company incorporated and existing under the laws of Jersey with company number 163377 (the “Merging Company”), whereby the Company will be the survivor body (as such term is defined in Article 127A of the Law) (the “Merged Body”) (the “Merger”) and no notice has yet been given of a meeting of either the Company or the Merging Company as mentioned in Article 127E(1) of the Law.
We, the proposed directors of the Merged Body from the date of the Merger HEREBY CERTIFY for the purposes of Article 127E(6) of the Law that we have formed the opinion, having regard to among other things, the prospects of the Merged Body, the proposals in the merger agreement entered into pursuant to Article 127D of the Law, with respect to the management of the Merged Body’s business and the amount and character of the financial resources that will, in our view, be available to the Merged Body, that it will be able to continue to carry on business and discharge its liabilities as they fall due:
(i)
on and immediately after the completion of the Merger; and

(ii)
if later, until 12 months after the signing of this certificate.

[Signature page follows]

Signed by:
/s/ Ali Dibadj

Ali Dibadj
Director
Date: 12/21/2025
[Signature Page to 127E(6) Certificate]

DocuSigned by:
/s/ Michelle Rosenberg

Michelle Rosenberg
Director
Date: 12/22/2025
[Signature Page to 127E(6) Certificate]

Signed by:
/s/ Sukh Grewal

Sukh Grewal
Director
Date: 12/22/2025
[Signature Page to 127E(6) Certificate]

1 U P X 1. To approve and adopt the Agreement and Plan of Merger, dated December 21, 2025 (as may be amended or supplemented from time to time, the “Merger Agreement”), and the transactions contemplated by the Merger Agreement, including the merger. 2. To adjourn the extraordinary general meeting (the “Special Meeting”) to a later date or time, as determined by the chair of the Special Meeting, if necessary, to solicit additional proxies in favor of the proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the merger, if there are insufficient votes at the time of the Special Meeting to approve such proposal. For Against Abstain For Against Abstain 3. To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger. A Proposals — The Board of Directors recommends a vote FOR Proposals 1 - 3. 048EDG Special Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q The ‘Abstain’ option above is provided to enable you to abstain on any particular Resolution. However, it should be noted that an ‘Abstain’ vote is not a vote in law and will not be counted in the calculation of the proportion of the votes ‘For’ and ‘Against’ a resolution. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/JHG or scan the QR code — login details are located in the shaded bar below. Your vote matters – here’s how to vote! Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/JHG Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada. Votes submitted electronically must be received by 11:59 p.m. MDT on April 15, 2026 (9:00 a.m. EDT on April 14, 2026, for participants in the Janus Henderson Group plc 401(k) Plan).

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/JHG Notice of the Special Meeting of Shareholders Proxy Solicited by the Board of Directors for the Special Meeting — April 16, 2026 John Cassaday, Ali Dibadj, or Michelle Rosenberg, each with the power of substitution, are hereby authorized as proxy holder to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of Janus Henderson Group plc to be held on April 16, 2026, or at any postponement or adjournment thereof. This card also constitutes voting instructions for participants in the Janus Henderson Group plc 401(k) Plan. The undersigned hereby directs the applicable trustee to vote all common shares credited to the undersigned’s account at the Special Meeting or any adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the shares represented by this proxy will be voted: for proposals 1, 2, and 3. In his or her discretion, the proxy holder is authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Proxy — Janus Henderson Group plc C Non-Voting Items qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Important notice regarding the Internet availability of proxy materials for the Special Meeting of Shareholders. The Special Proxy Statement is available at: www.janushenderson.com/TRANSACTION The Janus Henderson Group plc Special Meeting of Shareholders April 16, 2026 at 9 a.m. Mountain Daylight Time 151 Detroit Street Denver, Colorado 80206